File No. 333-_______

                    As filed with the SEC on _______, 2003
                   U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                                  FORM N-14
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     Pre-Effective Amendment No. __
                     Post-Effective Amendment No.  __
                       (Check appropriate box or boxes)

                        MONEY MARKET OBLIGATIONS TRUST
              (Exact Name of Registrant as Specified in Charter)

                                1-800-341-7400
                       (Area Code and Telephone Number)
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                   (Address of Principal Executive Offices)

                          John W. McGonigle, Esquire
                          Federated Investors Tower
                             1001 Liberty Avenue
                     Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)

                                  Copies to:

                         Matthew G. Maloney, Esquire
                    Dickstein Shapiro Morin & Oshinsky LLP
                              2101 L Street, NW
                          Washington, DC 20037-1526
                                (202) 828-2218

           Approximate Date of Proposed Public Offering: As soon as
       practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.




No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

                                 RIGGS FUNDS

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010

Dear Shareholder,

            The Board of Trustees of the Riggs Funds is pleased to submit to you a proposed reorganization of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund (each a "Riggs Fund"; together the "Riggs Funds") into Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Federated Intermediate Municipal Trust, Automated Cash Management Trust and Automated Government Money Trust (each a "Federated Fund"; together the "Federated Funds"), respectively. The shareholders of each Riggs Fund will vote separately on the proposal to reorganize their fund. If approved by shareholders of a Riggs Fund, the shareholders of that Riggs Fund will receive shares of a comparable Federated Fund. Riggs Investment Advisors Inc. is the investment adviser for the Riggs Funds, and Federated Investment Management Company is the investment adviser for the Federated Funds.

            We are recommending the reorganization of the Riggs Funds and Federated Funds because the long-term viability of the Riggs Funds is in jeopardy due to its shrinking asset base caused by the current difficult market environment. Both the Riggs Funds and Federated Funds have similar investment objectives, and the combination of the two Fund groups would provide the Riggs Funds' shareholders with the benefit of higher Fund asset levels and potentially lower Fund expenses.

            Your vote on this proposal is very important. Whether or not you plan to attend the meeting, please vote your shares by mail. If you are a shareholder of more than one Riggs Fund, you will receive more than one Prospectus/Proxy Statement and Proxy Card and will need to vote the shares you hold of each Fund. In addition, you may receive more than one Prospectus/Proxy Statement and Proxy Card if you own shares through more than one financial intermediary or under a different account registration.

            Remember, your vote is important. PLEASE TAKE A MOMENT TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. Information and direction for voting the proxy is included on the next page. IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

            If you have any questions regarding the shareholder meeting, please feel free to call a Riggs Client Service Representative at 1-800-934-3883.

                                          Sincerely,

                                          _______________
                                          Peter J. Germain
                                          President


_________, 2003


196





Riggs Funds


Prospectus and Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE . . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.


The Riggs Funds will hold a special meeting of shareholders on September 25, 2003. It is important for you to vote on the issue described in this Prospectus and Proxy Statement. We recommend that you read the Prospectus and Proxy Statement in its entirety; the explanations will help you to decide on the issue.

The following is an introduction to the process and the proposal.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' approval of certain types of changes like the one described in this Prospectus and Proxy Statement. You have a right to vote on such changes.

How do I vote my shares?

You may vote in person at the special meeting of shareholders or complete and return the enclosed proxy card.

If you:

1. do not respond at all, we may contact you by telephone to request that you cast your vote.

2. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

What is the issue?

The proposed reorganization of the Riggs Funds into the acquiring Federated
Funds.

Why is the reorganization being proposed?

The Board of Trustees and investment adviser of the Riggs Funds believe that the Reorganization is in the best interest of the Riggs Funds and its shareholders.

Pronounced declines in the asset levels of the Riggs Funds during the past few years have, in the opinion of the Riggs Funds' adviser, caused the long-term viability of the Riggs Funds to become questionable. After considering available alternatives, the adviser has recommended, and the Board of Trustees has approved, the Reorganization of the Riggs Funds into the acquiring Federated Funds. The Federated Funds have substantial management expertise and investment flexibility that has produced a strong long-term performance record. The Riggs investment adviser and the Board of Trustees have concluded that the best way to provide improved performance to the Riggs Funds' shareholders is through the proposed Reorganization.

When will this reorganization become effective?

The reorganization is currently anticipated to occur in September, assuming shareholder approval is obtained. Shortly after the reorganization has been approved, you will receive new account information on your new ownership in the acquiring Federated Fund.


If I am a Riggs Fund shareholder, what do I have to do to become a shareholder in the acquiring
Federated Fund?

Riggs Fund shareholders are being asked to approve this reorganization through voting at the Special Meeting of Riggs Fund shareholders, which is scheduled to occur on September 25, 2003. Your vote is very important.

Shortly after the Riggs Fund shareholder approval of the reorganization, Riggs Fund shareholders' accounts will be transferred to the acquiring Federated Fund. You will not pay any sales charges in connection with the reorganization.

What will happen to my Riggs Fund account?

After the reorganization, Riggs Fund shareholders will be assigned a new account with the acquiring Federated Fund, and their Riggs Fund accounts will be closed. This process will occur automatically, with no action required by you. There will be no change in the aggregate value of your account as a result of the reorganization, although the number of shares and the net asset value per share may change.

Will all of my current account options, such as systematic investment and withdrawal programs, transfer over to the acquiring Federated Fund?

Various types of account servicing features will transfer automatically to new Federated Fund accounts. Shortly after the reorganization, shareholders will receive information that further describes these options, along with materials concerning the acquiring Federated Fund's diversified product line and shareholder services.

Will I incur taxes as a result of this reorganization?

This reorganization is expected to be a tax-free event. Generally, shareholders will not incur capital gains or losses on the conversion from
Riggs  Fund   Shares  into   Federated   Fund  Shares  as  a  result  of  this
reorganization.

Shareholders will incur capital gains or losses if they sell their Riggs Fund Shares before the reorganization becomes effective or sell/exchange their Federated Fund Shares after the organization becomes effective. Shareholders will also be responsible for tax obligations associated with monthly or periodic dividend and capital gains distributions that occur prior to and after the reorganization. Please note that retirement accounts generally are exempt from such tax consequences.

Who do I call with questions about the Combined Proxy Statement and Prospectus?

Call your Investment Professional or a Riggs Client Service Representative. Riggs' toll-free number is
1-800-934-3883.


 After careful consideration, the Board of Trustees has unanimously approved this proposal. The Board recommends that you read the enclosed materials carefully and vote for the proposal.


                                 RIGGS FUNDS
                               Riggs Stock Fund
                        Riggs Small Company Stock Fund
                    Riggs U.S. Government Securities Fund
                               Riggs Bond Fund
                     Riggs Short Term Tax Free Bond Fund
                    Riggs Intermediate Tax Free Bond Fund
                        Riggs Prime Money Market Fund
                    Riggs U.S. Treasury Money Market Fund



                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD SEPTEMBER 24, 2003


TO SHAREHOLDERS OF RIGGS STOCK FUND, RIGGS SMALL COMPANY STOCK FUND, RIGGS U.S. GOVERNMENT SECURITIES FUND, RIGGS BOND FUND, RIGGS SHORT TERM TAX FREE BOND FUND, RIGGS INTERMEDIATE TAX FREE BOND FUND, RIGGS PRIME MONEY MARKET FUND AND RIGGS U.S. TREASURY MONEY MARKET FUND, PORTFOLIOS OF RIGGS FUNDS: A special meeting of the shareholders of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund (collectively, the "Riggs Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on September 24, 2003, for the following purposes:

1.    To   approve  or   disapprove   a   proposed   Agreement   and  Plan  of
                 Reorganization pursuant to which Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, would  acquire  all of the  assets  of  Riggs  Stock  Fund in exchange for Class A Shares of Federated Capital Appreciation Fund to be distributed pro rata by Riggs Stock Fund to its shareholders, in complete liquidation and termination of Riggs Stock Fund;

2.    To   approve  or   disapprove   a   proposed   Agreement   and  Plan  of
                 Reorganization pursuant to which Federated Kaufmann Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of Riggs Small Company Stock Fund in exchange for Class A Shares of Federated Kaufmann Fund to be distributed pro rata by Riggs Small Company Stock Fund to its shareholders, in complete liquidation and termination of Riggs Small Company Stock Fund;

3.    To   approve  or   disapprove   a   proposed   Agreement   and  Plan  of
                 Reorganization pursuant to which Federated Total Return Government Bond Fund would acquire all of the assets of Riggs U.S. Government Securities Fund in exchange for Institutional Service Shares of Federated Total Return Government Bond Fund to be distributed pro rata by Riggs
                 U.S. Government Securities Fund to its shareholders, in complete liquidation and termination of Riggs U.S. Government Securities Fund;

4.    To   approve  or   disapprove   a   proposed   Agreement   and  Plan  of
                 Reorganization pursuant to which Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., would acquire all of the assets of Riggs Bond Fund in exchange for Institutional Service Shares of Federated Total Return Bond Fund to be distributed pro rata by Riggs Bond Fund to its shareholders, in complete liquidation and termination of Riggs Bond Fund;
5.    To   approve  or   disapprove   a   proposed   Agreement   and  Plan  of
                 Reorganization pursuant to which Federated Short-Term Municipal Trust would acquire all of the assets of Riggs Short Term Tax Free Bond Fund in exchange for Institutional Service Shares of Federated Short-Term Municipal Trust to be distributed pro rata by Riggs Short Term Tax Free Bond Fund to its shareholders, in complete liquidation and termination of Riggs Short Term Tax Free Bond Fund;

6.    To   approve  or   disapprove   a   proposed   Agreement   and  Plan  of
                 Reorganization pursuant to which Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust, would acquire all of the assets of Riggs Intermediate Tax Free Bond Fund in exchange for Shares of Federated Intermediate Municipal Trust to be distributed pro rata by Riggs Intermediate Tax Free Bond Fund to its shareholders, in complete liquidation and termination of Riggs Intermediate Tax Free Bond Fund;

7.    To   approve  or   disapprove   a   proposed   Agreement   and  Plan  of
                 Reorganization pursuant to which Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, would acquire all of the assets of Riggs Prime Money Market Fund in exchange for Institutional Service Shares of Automated Cash Management Trust to be distributed pro rata by Riggs Prime Money Market Fund to its shareholders, in complete liquidation and termination of Riggs Prime Money Market Fund; and

8.    To   approve  or   disapprove   a   proposed   Agreement   and  Plan  of
                 Reorganization pursuant to which Automated Government Money Trust, a portfolio of Money Market Obligations Trust, would acquire all of the assets of Riggs U.S. Treasury Money Market Fund in exchange for Shares of Automated Government Money Trust to be distributed pro rata by Riggs U.S.
                 Treasury Money Market Fund to its shareholders, in complete liquidation and termination of Riggs U.S. Treasury Money Market Fund;

9.    To transact such other  business as may properly come before the special meeting or any adjournment thereof.



The Board of Trustees has fixed August 14, 2003 as the record date for determination of shareholders entitled to vote at the special meeting.

                                                By Order of the Board of
                                                Trustees,




                                                C. Grant Anderson
                                                Assistant Secretary


_____________, 2003


------------------------------------------------------------------------------
YOU CAN HELP RIGGS FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------


                          PROSPECTUS/PROXY STATEMENT

                            _______________, 2003



                         Acquisition of the assets of

                               RIGGS STOCK FUND
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

                   By and in exchange for Class A Shares of

                     FEDERATED CAPITAL APPRECIATION FUND,
                    a portfolio of Federated Equity Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400



                         Acquisition of the assets of

                        RIGGS SMALL COMPANY STOCK FUND
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

                   By and in exchange for Class A Shares of

                           FEDERATED KAUFMANN FUND,
                    a portfolio of Federated Equity Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400



                         Acquisition of the assets of

                    RIGGS U.S. GOVERNMENT SECURITIES FUND
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

            By and in exchange for Institutional Service Shares of

                 FEDERATED TOTAL RETURN GOVERNMENT BOND FUND

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400



                         Acquisition of the assets of

                               RIGGS BOND FUND
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

            By and in exchange for Institutional Service Shares of

                      FEDERATED TOTAL RETURN BOND FUND,
              a portfolio of Federated Total Return Series, Inc.

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400


                         Acquisition of the assets of

                     RIGGS SHORT TERM TAX FREE BOND FUND
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

            By and in exchange for Institutional Service Shares of

                     FEDERATED SHORT-TERM MUNICIPAL TRUST

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400



                         Acquisition of the assets of

                    RIGGS INTERMEDIATE TAX FREE BOND FUND
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883


                       By and in exchange for Shares of

                   FEDERATED INTERMEDIATE MUNICIPAL TRUST,
                 a portfolio of Intermediate Municipal Trust

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400



                         Acquisition of the assets of

                        RIGGS PRIME MONEY MARKET FUND
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

            By and in exchange for Institutional Service Shares of

                       AUTOMATED CASH MANAGEMENT TRUST,
                a portfolio of Money Market Obligations Trust

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400



                         Acquisition of the assets of

                    RIGGS U.S. TREASURY MONEY MARKET FUND
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

                       By and in exchange for Shares of

                      AUTOMATED GOVERNMENT MONEY TRUST,
                a portfolio of Money Market Obligations Trust

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400


      This Prospectus/Proxy Statement describes the proposal for the reorganizations (the "Reorganizations") pursuant to separate Agreements and Plans of Reorganization (together, the "Plans"), pursuant to which Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund (each a "Riggs Fund"; together the "Riggs Funds") would transfer all their assets to Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Federated Intermediate Municipal Trust, Automated Cash Management Trust and Automated Government Money Trust (each a "Federated Fund"; together, the "Federated Funds"), respectively, in exchange for shares of the respective Federated Fund (collectively, "Federated Fund Shares"), which, in the case of Federated Capital Appreciation Fund and Federated Kaufmann Fund, will consist of Class A Shares; in the case of Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust and Automated Cash Management Trust , will consist of Institutional Service Shares; and in the case of Federated Intermediate Municipal Trust and Automated Government Money Trust, will consist of Shares. Shares of the respective Federated Fund will be distributed pro rata by each Riggs Fund to its shareholders in complete liquidation and dissolution of the Riggs Fund. As a result of the Reorganization, each owner of shares of a Riggs Fund will become the owner of the applicable Federated Fund Shares having a total net asset value equal to the total net asset value of his or her holdings in the applicable Riggs Fund on the date of the Reorganization (the "Closing Date"). The separate Plans of Reorganization are substantially identical, and a form of such plans is attached as Exhibit A.

      For a comparison of the investment policies of the Riggs Funds and the Federated Funds with which your Riggs Fund would be combined, see "Summary - Comparison of Investment Objectives, Policies, Limitations and Risks." Information concerning Federated Fund Shares, as compared to shares of the Riggs Funds, is included in this Prospectus/Proxy Statement in the sections entitled "Summary - Comparative Fee Tables" and "Information About the Reorganizations - Description of Federated Fund Shares and Capitalization."

      This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about each Federated Fund that a prospective investor should know before voting on the Reorganization. This Prospectus/Proxy Statement is accompanied by the Prospectuses of Federated Capital Appreciation Fund dated December 31, 2002; Federated Kaufmann Fund dated December 31, 2002; Federated Total Return Government Bond Fund dated April 30, 2003; Federated Total Return Bond Fund dated January 31, 2003; Federated Short-Term Municipal Trust dated August 31, 2002; Federated Intermediate Municipal Trust dated July 31, 2003; Automated Cash Management Trust dated September 30, 2002; or Automated Government Money Trust dated September 30, 2003, as applicable, each of which are incorporated herein by reference. This Prospectus/Proxy Statement is also accompanied by the Prospectus of the Riggs Funds dated June 30, 2003, and a Statement of Additional Information relating to this Prospectus/Proxy Statement dated ____, 2003, which are incorporated herein by reference. Statements of Additional Information for Federated Capital Appreciation Fund dated December 31, 2002, revised April 7, 2003; Federated Kaufmann Fund dated December 31, 2002; Federated Total Return Government Bond Fund dated April 30, 2003; Federated Total Return Bond Fund dated January 31, 2003; Federated Short-Term Municipal Trust dated August 31, 2002; Federated Intermediate Municipal Trust dated July 31, 2003; Automated Cash Management Trust dated September 30, 2002; Automated Government Money Trust dated September 30, 2003; and a Statement of Additional Information for the Riggs Funds dated June 30, 2003, have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. Further information about Federated Capital Appreciation Fund's performance is contained in Federated Capital Appreciation Fund's Annual Report for its fiscal year ended October 31, 2002, and the Semi-Annual Report relating to the period ended April 30, 2003, each of which is incorporated herein by reference. Further information about Federated Kaufmann Fund's performance is contained in Federated Kaufmann Fund's Annual Report for its fiscal year ended October 31, 2002, and the Semi-Annual Report relating to the period ended April 30, 2003, each of which is incorporated herein by reference. Further information about Federated Total Return Government Bond Fund's performance is contained in Federated Total Return Government Bond Fund's Annual Report for its fiscal year ended February 28, 2003, which is incorporated herein by reference. Further information about Federated Total Return Bond Fund's performance is contained in Federated Total Return Bond Fund's Annual Report for its fiscal year ended November 30, 2002, and the Semi-Annual Report relating to the period ended May 31, 2003, each of which is incorporated herein by reference. Further information about Federated Short-Term Municipal Trust's performance is contained in Federated Short-Term Municipal Trust's Annual Report for its fiscal year ended June 30, 2002, and the Semi-Annual Report relating to the period ended December 31, 2002, each of which is incorporated herein by reference. Further information about Federated Intermediate Municipal Trust's performance is contained in Federated Intermediate Municipal Trust's Annual Report for its fiscal year ended May 31, 2003, which is incorporated herein by reference. Further information about Automated Cash Management Trust's performance is contained in Automated Cash Management Trust's Annual Report for its fiscal year ended July 31, 2002, and the Semi-Annual Report relating to the period ended January 31, 2003, each of which is incorporated herein by reference. Further information about Automated Government Money Trust's performance is contained in Automated Government Money Trust's Annual Report for its fiscal year ended July 31, 2002, and the Semi-Annual Report relating to the period ended January 31, 2003, each of which is incorporated herein by reference. Further information about the Riggs Funds' performance is contained in the Riggs Funds' Annual Report for its fiscal year ended April 30, 2003, which is incorporated herein by reference. Copies of these materials and other information about the Federated Funds and Riggs Funds may be obtained without charge by writing or by calling the Federated Funds or Riggs Funds at the addresses and telephone numbers shown on the previous pages.
      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

      THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THESE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS
                                                                        Page

 SUMMARY                                                                  2
   Reasons for the Proposed Reorganizations
2
   Comparison of Investment Objectives, Policies and Risks                3
   Investment Limitations-Each Federated Fund and Riggs Fund              7
   Comparative Fee Tables                                                 8
   Comparison of Potential Risks and Rewards; Performance Information
26
   Investment Advisers                                                   62
   Portfolio Managers                                                    63
   Advisory and Other Fees                                               65
   Purchases, Redemptions and Exchange Procedures; Dividends and Distributions
68


INFORMATION ABOUT THE REORGANIZATIONS                                    71
   Description of the Plans of Reorganization
71
   Description of Federated Fund Shares and Capitalization               72
   Federal Income Tax Consequences                                       74
   Agreement Among Riggs Investment Advisors, Inc., Riggs National Corporation
   and Federated Investors, Inc.                                         74
   Reasons for the Reorganizations                                       75
   Comparative Information on Shareholder Rights and Obligations         75

INFORMATION ABOUT THE FEDERATED FUNDS AND THE RIGGS FUNDS                78
   Federated Funds                                                       78
   Riggs Funds                                                           78

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING                     78
   Proxies, Quorum and Voting at the Special Meeting                     79
   Share Ownership of the Funds                                          80

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY             83

AGREEMENT AND PLAN OF REORGANIZATION (Exhibit A)                         84

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Exhibit B)                  95

                                   SUMMARY

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy
Statement. A form of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A. For more complete information, please read the Prospectuses of the Federated Fund and the Riggs Funds, and the Statement of Additional Information relating to this Prospectus/Proxy Statement, all of which accompany this Prospectus/Proxy Statement.

Reasons for the Proposed ReorganizationS

        The Board of Trustees ("Board" or "Trustees") of the Riggs Funds has voted to recommend to holders of shares of each Riggs Fund the approval of the Plans whereby (a) Federated Capital Appreciation Fund would acquire all of the assets of Riggs Stock Fund in exchange for Federated Capital Appreciation Fund's Class A Shares to be distributed pro rata by Riggs Stock Fund to its shareholders in complete liquidation and dissolution of Riggs Stock Fund; (b) Federated Kaufmann Fund would acquire all of the assets of Riggs Small Company Stock Fund in exchange for Federated Kaufmann Fund's Class A Shares to be distributed pro rata by Riggs Small Company Stock Fund to its shareholders in complete liquidation and dissolution of Riggs Small Company Stock Fund; (c) Federated Total Return Government Bond Fund would acquire all of the assets of Riggs U.S. Government Securities Fund in exchange for Federated Total Return Government Bond Fund's Institutional Service Shares to be distributed pro rata by Riggs U.S. Government Securities Fund to its shareholders in complete liquidation and dissolution of Riggs U.S. Government Securities Fund; (d) Federated Total Return Bond Fund would acquire all of the assets of Riggs Bond Fund in exchange for Federated Total Return Bond Fund's Institutional Service Shares to be distributed pro rata by Riggs Bond Fund to its shareholders in complete liquidation and dissolution of Riggs Bond Fund; (e) Federated Short-Term Municipal Trust would acquire all of the assets of Riggs Short Term Tax Free Bond Fund in exchange for Federated Short-Term Municipal Trust's Institutional Service Shares to be distributed pro rata by Riggs Short Term Tax Free Bond Fund to its shareholders in complete liquidation and dissolution of Riggs Short Term Tax Free Bond Fund; (f) Federated Intermediate Municipal Trust would acquire all of the assets of Riggs Intermediate Tax Free Bond Fund in exchange for Federated Intermediate Municipal Trust's Shares to be distributed pro rata by Riggs Intermediate Tax Free Bond Fund to its shareholders in complete liquidation and dissolution of Riggs Intermediate Tax Free Bond Fund; (g) Automated Cash Management Trust would acquire all of the assets of Riggs Prime Money Market Fund in exchange for Automated Cash Management Trust's Institutional Service Shares to be distributed pro rata by Riggs Prime Money Market Fund to its shareholders in complete liquidation and dissolution of Riggs Prime Money Market Fund; and (h) Automated Government Money Trust would acquire all of the assets of Riggs U.S. Treasury Money Market Fund in exchange for Automated Government Money Trust's Shares to be distributed pro rata by Riggs U.S. Treasury Money Market Fund to its shareholders in complete liquidation and dissolution of Riggs U.S. Treasury Money Market Fund. As a result of the Reorganizations, each shareholder of a Riggs Fund will become the owner of the applicable Federated Fund Shares having a total net asset value equal to the total net asset value of his or her holdings in the applicable Riggs Fund on the date of the Reorganizations, i.e., the Closing Date.

        The Board of the Riggs Funds, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), has concluded that the Reorganizations would be in the best interest of each Riggs Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganizations. Management of each Riggs Fund believes that the shareholders of each Riggs Fund would benefit from the larger asset base and anticipated economies of scale that are expected to result from the Reorganization.

        As a condition to each Reorganization, the Federated Fund and the corresponding Riggs Fund each will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, as amended, so that no gain or loss will be recognized by the Federated Fund, the corresponding Riggs Fund or the Riggs Fund's shareholders. The tax basis of the Federated Fund Shares received by the applicable Riggs Fund's shareholders will be the same as the tax basis of their shares in the applicable Riggs Fund.

THE BOARD OF TRUSTEES OF THE RIGGS FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                     FOR APPROVAL OF THE REORGANIZATION.

Comparison of Investment Objectives, Policies and Risks

FEDERATED CAPITAL APPRECIATION FUND - RIGGS STOCK FUND

        The investment objectives of the Federated Fund and the Riggs Fund are similar in that the Federated Fund seeks to provide capital appreciation, while the Riggs Fund seeks to provide growth of capital and income.

        Both Funds pursue their investment objective by investing primarily in common stock. In addition, both Funds are "blend" Funds, in that they invest in both the growth and value areas of the market. Growth stocks have the potential to increase their earnings faster than the rest of the market, carry a higher level of risk for the short-term and are generally priced higher relative to the issuer's earnings, since the higher growth potential means paying a higher price in the market. Value stocks are considered "bargains"; many have records of consistently paying dividends to shareholders, and they are considered defensive in that they often resist the fluctuations associated with growth stocks during periods of volatility. However, the Funds differ in that the Riggs Fund invests primarily in stock of large cap companies whose capitalizations are $5 billion or more, while the Federated Fund invests primarily in stocks of large and medium cap companies whose capitalizations are $500 million or more. Also, the Federated Fund may, as a principal strategy, invest in American Depository Receipts
(ADRs) and securities issued in initial public offerings, while the Riggs Fund may not.

        Both Funds have stock market risk, which is posed by the fact that the value of equity securities rises and falls over short or extended periods of time. However, the risks for the Funds differ in that the Federated Fund also has liquidity risk, which is posed by the fact that the medium capitalization equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; risk related to company size, which is posed by the fact that the medium capitalization companies in which the Fund invests tend to have fewer shareholders, less liquidity, more volatility, unproven track records, limited product or service base and limited access to capital; and risk of investing in ADRs, which is posed by the fact that the ADRs in which the Federated Fund invests are issued by foreign companies, and therefore the Federated Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

FEDERATED KAUFMANN FUND - RIGGS SMALL COMPANY STOCK FUND

        The investment objectives of the Federated Fund and the Riggs Fund are similar in that the Federated Fund seeks capital appreciation, while the Riggs Fund seeks to provide long-term capital appreciation.

        Both Funds pursue their investment objective by investing primarily in common stocks. However, the Federated Fund invests primarily in both small and medium capitalization companies, while the Riggs Fund invests primarily in companies whose market capitalizations are less than $2 billion. In addition, the Federated Fund may invest up to 25% of its assets in foreign securities, while the Riggs Fund may not invest significantly in foreign securities. Also, the Federated Fund uses the growth style of investing, whereas the Riggs Fund uses a "blend" of the growth and value styles.

        Both Funds have stock market risk, which is posed by the fact that the value of equity securities rises and falls over short or extended periods of time; liquidity risk, which is posed by the fact that the equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; risk related to company size, which is posed by mid and small market capitalization companies tending to have fewer shareholders, less liquidity, more volatility, unproven track records, limited product or service base and limited access to capital. However, the risks for the Funds differ in that the Federated Fund also has risk related to investing for growth, which is posed by the fact that due to their relatively high valuations, growth stocks are typically more volatile than value stocks; risk of foreign investing, which is posed by the fact that the foreign securities in which the Federated Fund invests may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case; currency risk which is posed by the fact that the foreign securities in which the Federated Fund invests are normally denominated and traded in foreign currencies and, as a result, the value of the Federated Fund's foreign investments may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND - RIGGS U.S. GOVERNMENT SECURITIES FUND

        The investment objectives of the Federated Fund and the Riggs Fund are similar in that the Federated Fund seeks total return consistent with current income, and the Riggs Fund seeks to achieve current income. The Federated Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Federated Fund expects that income will comprise the largest component of its total return.

        Both Funds pursue their investment objective by investing at least 80% of their net assets in U.S. government securities, consisting of U.S. Treasury and government agency securities, including mortgage backed securities and collateralized mortgage obligations (CMOs). However, the Riggs Fund may also invest in non-governmental debt securities, such as investment grade securities issued by corporations or banks; and privately issued CMOs. Also, with respect to the Riggs Fund, under ordinary market conditions, the portfolio's average duration will be equal to not less than 80%, nor more than 120%, of the duration of the Merrill Lynch U.S. Treasury Agency Master Index, while the Federated Fund has no stated average duration limits.

        In selecting securities for the Funds, the advisers consider factors such as current yield, capital appreciation potential, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund.

        Both Funds have interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Generally, prices of fixed income securities fall when prices of interest rates rise and vice versa; and prepayment risk, which is posed by the relative volatility of mortgage backed securities. The likelihood of prepayments increases in a declining interest rate environment and decreases in a rising interest rate environment. This adversely affects the value of these securities. However, the risks for the Funds differ in that the Riggs Fund also has liquidity risk, which is posed by the fact that the fixed income securities in which the Riggs Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; and credit risk which is the possibility that an issuer will default on a security by failing to pay interest or principal when due.

FEDERATED TOTAL RETURN BOND FUND - RIGGS BOND FUND

        The investment objectives of the Federated Fund and the Riggs Fund are similar in that the Federated Fund seeks to provide total return, and the Riggs Fund seeks to provide a high level of current income consistent with the preservation of capital. The Federated Fund's total return will consist of two components: (1) changes in the market value of its portfolio (both realized and unrealized capital appreciation); and (2) income received from its portfolio securities. The Federated Fund expects that income will comprise the largest part of its total return.

        Each Fund pursues its investment objective by investing primarily in a diversified portfolio of fixed income securities consisting primarily of U.S. Treasury and government agency securities, including mortgage backed securities and CMOs; and corporate obligations rated BBB or higher by a national rating agency. However, the Federated Fund may also invest a portion of its assets (normally no more than 10%, but opportunistically up to 25%) in below-investment grade securities and may invest up to 20% of its assets in unhedged, non-U.S. dollar securities. Also, with respect to the Riggs Fund, under normal market conditions, the portfolio's average duration will be equal to not less than 80%, nor more than 120%, of the duration of the Lehman Brothers Government/Credit (Total) Index, while the Federated Fund has no stated duration limits.

        In selecting securities for the Funds, the advisers consider factors such as current yield, capital appreciation potential, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Funds may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality.

        Both Funds have credit risk, which is the possibility that an issuer will default on a security by failing to pay interest or principal when due; interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Generally, prices of fixed income securities fall when interest rates rise and vice versa; and prepayment risk, which is posed by the relative volatility of mortgage backed securities. The likelihood of prepayments increases in a declining interest rate environment and decreases in a rising interest rate environment. This adversely affects the value of these securities. However, the risks for the Funds differ in that the Federated Fund also has liquidity risk, which occur when the fixed income securities in which the Federated Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; risk associated with noninvestment grade securities, which occur because the Federated Fund may invest a portion of its assets in securities rated below investment grade, which may be subject to greater interest rate, credit and liquidity risks than investment grade securities; risk of foreign investing, which is posed by the fact that the foreign securities in which the Federated Fund invests may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case; and currency risk, which is posed by the fact that the foreign securities in which the Fund invests are normally denominated and traded in foreign currencies and, as a result, the value of the Fund's foreign investments may be affected favorably or unfavorable by changes in currency exchange rates relative to the U.S. dollar

FEDERATED SHORT-TERM MUNICIPAL TRUST - RIGGS SHORT TERM TAX FREE BOND FUND

        The investment objectives of the Federated Fund and the Riggs Fund are similar in that each Fund seeks dividend income which is exempt from federal income tax. However, while 80% of the income which the Riggs Fund distributes will be free from the federal alternative minimum tax (AMT), all of the income of the Federated Fund may be subject to the federal AMT.

        Both Funds invest primarily in tax exempt securities which are investment grade at time of purchase. The Federated Fund has a dollar-weighted average portfolio maturity of less than three years, while the average duration of the Riggs Fund's portfolio is three years or less.

        In selecting securities for the Funds, the advisers consider factors such as current yield, capital appreciation potential, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund.

        Both Funds have liquidity risk, which is posed by the fact that the fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; credit risk, which is posed by the possibility that an issuer will default on a security by failing to pay interest or principal when due; and interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Generally, prices of fixed income securities fall when interest rates rise and vice versa; call risk, which is the possibility that an issuer may redeem a fixed income security before maturity at a price below its current market price; tax risk, which posed by the possibility that a municipal security may fail to meet certain legal requirements which could cause the interest received and distributed by the Fund to shareholders to be taxable; and sector risk, which is posed by the fact that a substantial part of the Fund's portfolio could be comprised of securities credit enhanced by insurance companies, banks or companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these entities.

FEDERATED INTERMEDIATE MUNICIPAL TRUST - RIGGS INTERMEDIATE TAX FREE BOND FUND

        The investment objectives of the Federated Fund and the Riggs Fund are similar in that each Fund seeks to provide current income exempt from federal income tax. However, while 80% of the Riggs Fund will be free from the federal AMT, all of the income distributed by the Federated Fund may be subject to the federal AMT.

        Both Funds invest primarily in tax exempt securities which are investment grade at time of purchase. The Federated Fund has a dollar-weighted average maturity of not less than three nor more than ten years, while the average duration of the Riggs Fund's portfolio will be equal to not less than 80%, nor more than 120%, of the Lehman Brothers 10 Year Municipal Bond Index; i.e., its duration will range from three to ten years.

        In selecting securities for the Funds, the advisers consider factors such as current yield, capital appreciation potential, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund.

      Both Funds have credit risk, which is posed by is the possibility that an issuer will default on a security by failing to pay interest or principal when due; interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risks increases with the length of the maturity of the debt; call risk, which is the possibility that an issuer may redeem a fixed income security before maturity at a price below its current market price; sector risk, which is posed by the fact that if a substantial part of the Fund's portfolio could be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers; liquidity risk, which is posed by the fact that the fixed income securities in which the Fund invests may be less marketable and may be subject to greater fluctuation in price than other securities; and tax risk, which is posed by the possibility that a municipal security may fail to meet certain legal requirements which may cause the interest received and distributed by the Fund to shareholders to be taxable.

AUTOMATED CASH MANAGEMENT TRUST - RIGGS PRIME MONEY MARKET FUND

        The investment objective of the Federated Fund and the Riggs Fund are similar in that they both seek to provide current income consistent with stability of principal and liquidity. Each fund pursues this goal by investing in short-term, high-quality fixed income securities issued by banks, corporations and the U.S. government maturing in 397 days or less.
The Funds will have a dollar-weighted average portfolio maturity of 90 days or less. The securities in which each Fund invests must be rated in the highest short-term category by two nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings.

        In selecting securities for the Funds, the advisers consider factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Funds may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality.

        Both Funds have credit risk, which is posed by the possibility that an issuer will default on a security by failing to pay interest or principal when due; interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes, which risk increases with the length of the maturity of the debt; and sector risk, which is posed by the fact that a substantial portion of the Fund's portfolio may be comprised of securities credit enhanced by banks or companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments that generally affect these entities. Although the each Fund seeks to preserve the value of its Shares at $1.00 per share, it is possible to lose money by investing in a Fund.


AUTOMATED GOVERNMENT MONEY TRUST - RIGGS U.S. TREASURY MONEY MARKET FUND

        The investment objective of the Federated Fund and the Riggs Fund are similar in that they both seek to provide current income consistent with stability of principal and liquidity. Each fund pursues this goal by investing in short-term U.S. Treasury obligations maturing in 397 days or less and repurchase agreements fully collateralized by U.S. Treasury obligations. Each Fund will have a dollar-weighted average maturity of 90 days or less.

        In selecting securities for the Funds, the advisers consider factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Funds may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality.

      Both Funds have interest rate risk, which is the posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of debt. Although each Fund seeks to preserve the value of its Shares at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT LIMITATIONS - EACH FEDERATED FUND AND RIGGS FUND

      In addition to the objectives and policies described above, each Federated Fund and Riggs Fund is subject to certain investment limitations which are substantially identical to one another, all as described in the Prospectuses and Statements of Additional Information of Federated Capital Appreciation Fund dated December 31, 2002 (Statement of Additional Information revised April 7, 2003); Federated Kaufmann Fund dated December 31, 2002; Federated Total Return Government Bond Fund dated April 30, 2003; Federated Total Return Bond Fund dated January 31, 2003; Federated Short-Term Municipal Trust dated August 31, 2002; Federated Intermediate Municipal Trust dated July 31, 2003; Automated Cash Management Trust dated September 30, 2002; and Automated Government Money Trust dated September 30, 2003, as applicable, and the Prospectuses and Statement of Additional Information of the Riggs Funds dated June 30, 2003, which set forth in full the investment objectives, policies and limitations of each Federated Fund and Riggs Fund, all of which are incorporated by reference herein.

      A full description of the risks inherent in the investment in each Federated Fund and each Riggs Fund is also set forth their respective Prospectuses and Statements of Additional Information of the same date.



Comparative Fee Tables

      The Funds, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses incurred by (i) Class R and Class Y Shares of Riggs Stock Fund and Class A Shares of Federated Capital Appreciation Fund as of April 30, 2003 and October 31, 2002, respectively, and pro forma fees for Federated Capital Appreciation Fund's Class A Shares after giving effect to the Reorganization; (ii) Class R and Class Y Shares of Riggs Small Company Stock Fund and Class A Shares of Federated Kaufmann Fund as of April 30, 2003 and October 31, 2002, respectively, and pro forma fees for Federated Kaufmann Fund's Class A Shares after giving effect to the Reorganization; (iii) Class R and Class Y Shares of Riggs U.S. Government Securities Fund and Institutional Service Shares of Federated Total Return Government Bond Fund as of April 30, 2003 and February 28, 2003, respectively, and pro forma fees for Federated Total Return Government Bond Fund's Institutional Service Shares after giving effect to the Reorganization; (iv) Class R Shares of Riggs Bond Fund and Institutional Service Shares of Federated Total Return Bond Fund as of April 30, 2003 and November 30, 2002, respectively, and pro forma fees for Federated Total Return Bond Fund's Institutional Service Shares after giving effect to the Reorganization; (v) Class R Shares of Riggs Short Term Tax Free Bond Fund and Institutional Service Shares of Federated Short-Term Municipal Trust as of April 30, 2003 and June 30, 2002, respectively, and pro forma fees for Federated Short-Term Municipal Trust's Institutional Service Shares after giving effect to the Reorganization; (vi) Class R Shares of Riggs Intermediate Tax Free Bond Fund and Shares of Federated Intermediate Municipal Trust as of April 30, 2003 and May 31, 2003, respectively, and pro forma fees for Federated Intermediate Municipal Trust's Shares after giving effect to the Reorganization; (vii) Class R and Class Y Shares of Riggs Prime Money Market Fund and Institutional Service Shares of Automated Cash Management Trust as of June 30, 2003 and July 31, 2002, respectively, and pro forma fees for Automated Cash Management Trust's Institutional Service Shares after giving effect to the Reorganization; and (viii) Class R and Class Y Shares of Riggs U.S. Treasury Money Market Fund and Automated Government Money Trust's Shares as of April 30, 2003 and July 31, 2002, respectively, and pro forma fees in respect of Automated Government Money Trust's Shares after giving effect to the Reorganization.




FEDERATED CAPITAL APPRECIATION FUND - RIGGS STOCK FUND


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs Stock Fund Class R Shares, Riggs Stock Fund Class Y Shares, Federated Capital Appreciation Fund Class A Shares and Federated Capital Appreciation Fund Class A Shares Pro Forma Combined.

                                                               Federated    Federated Capital
                                                               Capital      Appreciation Fund
                                         Riggs    Riggs Stock  Appreciation Class A
                                         Stock    Fund         Fund         Shares
                                         Fund     Class Y      Class A      Pro Forma
                                         Class    Shares       Shares       Combined
Shareholder Fees                         R
                                         Shares

Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load) Imposed      None        None         5.50%      5.50%
on Purchases (as a percentage of
offering price)
Maximum Deferred Sales Charge (Load)
(as a percentage of original             2.00%       None         None       None
purchase price or redemption
proceeds, as applicable)
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends (and other       None        None         None       None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of       None        None         None       None
amount redeemed, if applicable)
Exchange Fee                             None        None         None       None

Annual Fund Operating Expenses
(Before Waivers) 1
Expenses That are Deducted From Fund
Assets (as percentage of average net
assets)
Management Fee                           0.75%2      0.75%2       0.75%      0.75%
Distribution (12b-1)  Fee                0.25%       None         0.25%3     0.25%4
Shareholder Services Fee                 0.25%5      0.25%6       0.25%      0.25%
Other Expenses                           0.89%       0.89%        0.23%      0.23%
Total Annual Fund Operating Expenses     2.14%7      1.89%7       1.48%      1.48%


1 With respect to Riggs Stock Fund
Class R Shares and Riggs Stock Fund
Class Y Shares, although not
contractually obligated to do so,
the adviser and shareholder services
provider expect to voluntarily waive
certain amounts.  These are shown
below along with the net expenses
the Fund expects to pay for the
fiscal year ending April 30, 2004.
With respect to Federated Capital
Appreciation Fund Class A Shares,
although not contractually obligated
to do so, the distributor waived
certain amounts.  These are shown
below along with the net expenses
the Fund actually paid for the
fiscal year ended October 31,
2002.   With respect to Federated
Capital Appreciation Fund Class A
Shares Pro Forma Combined, although
not contractually obligated to do
so, the distributor expects to
voluntarily waive certain amounts.
These are shown below along with the
net expenses the Fund expects to pay
for the fiscal year ending October
31, 2003.

Total Waivers of Fund                    0.46%       0.46%        0.25%      0.25%
Expenses
Total Actual Annual Fund Operating       1.68%       1.43%        1.23%      1.23%
Expenses (after waivers)


2     For Riggs Stock Fund, the adviser expects to voluntarily  waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.48% for the fiscal year ending April 30, 2004.

3    For Federated  Capital  Appreciation  Fund, Class A Shares did not pay or
accrue the distribution (12b-1) fee for the fiscal year ended October 31, 2002. Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending October 31, 2003.

4    For  Federated  Capital  Appreciation  Fund Pro Forma  Combined,  Class A
Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending October 31, 2003.

5    For Riggs  Stock  Fund  Class R  Shares,  a  portion  of the  shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee to be paid by the Fund's Class R Shares (after the anticipated voluntary waiver) is expected to be 0.06% for the fiscal year ending April 30, 2004.

6    For Riggs  Stock  Fund  Class Y  Shares,  a  portion  of the  shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee to be paid by the Fund's Class Y Shares (after the anticipated voluntary waiver) is expected to be 0.06% for the fiscal year ending April 30, 2004.

7    With  respect to Riggs  Stock  Fund  Class R Shares and Riggs  Stock Fund
Class Y Shares, total annual fund operating expenses have been restated to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in Riggs Stock Fund Class R Shares, Riggs Stock Fund Class Y Shares, Federated Capital Appreciation Fund Class A Shares and the Federated Capital Appreciation Fund Class A Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:





                                               1 Year    3 Years  5 Years  10 Years
Riggs Stock Fund Class R
Expenses assuming redemption                      $ 417    $ 870   $ 1,349  $ 2,472
Expenses assuming no redemption                   $ 217    $ 670   $ 1,149  $ 2,472
Riggs Stock Fund Class Y Shares
Expenses assuming redemption                      $ 192    $ 594   $ 1,021  $ 2,212
Expenses assuming no redemption                   $ 192    $ 594   $ 1,021  $ 2,212
Federated Capital Appreciation Fund Class A
Shares                                       ----------          --------------------

Expenses assuming redemption                      $ 692    $ 992   $ 1,314  $ 2,221
Expenses assuming no redemption                   $ 692    $ 992   $ 1,314  $ 2,221
Federated Capital Appreciation Fund Class A
Shares Pro Forma Combined                    ----------          --------------------

Expenses assuming redemption                      $ 692    $ 992   $ 1,314  $ 2,221
Expenses assuming no redemption                   $ 692    $ 992   $ 1,314  $ 2,221
FEDERATED KAUFMANN FUND - RIGGS SMALL COMPANY STOCK FUND
------------------------------------------------------------------------------

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Riggs Small Company Stock Fund Class R Shares, Riggs Small Company Stock Fund Class Y Shares, Federated Kaufmann Fund Class A Shares and Federated Kaufmann Fund Class A Shares Pro Forma Combined.

                                        Riggs        Riggs                   Federated
                                        Small        Small       Federated   Kaufmann
                                        Company      Company     Kaufmann    Fund Class
                                        Stock        Stock       Fund        A Shares
                                        Fund         Fund        Class A     Pro Forma
                                        Class R      Class Y     Shares      Combined
Shareholder Fees                        Shares       Shares

Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load)          None         None           5.50%       5.50%
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge
(Load) (as a percentage of           2.00%        None           None        None
original purchase price or
redemption proceeds, as
applicable)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends      None         None           None        None
(and other Distributions)
(as a percentage of offering
price)
Redemption Fee (as a percentage      None         None           None        None
of amount redeemed, if applicable)
Exchange Fee                         None         None           None        None

Annual Fund Operating Expenses
(Before Waivers)1
Expenses That are Deducted From
Fund Assets (as percentage of
average net assets)
Management Fee                       0.800%2      0.800%2        1.425%3     1.425%4
Distribution (12b-1)  Fee            0.250%       None           0.250%5     0.250%6
Shareholder Services Fee             0.250%       0.250%         0.250%      0.250%
Other Expenses                       0.870%       0.870%         0.200%      0.200%
Total Annual Fund Operating          2.170%7      1.920%7        2.125%      2.125%
Expenses

1 With respect to Riggs Small
Company Stock Fund Class R Shares
and Riggs Small Company Stock
Fund Class Y Shares, although not
contractually obligated to do so,
the adviser expects to
voluntarily waive certain
amounts.  These are shown below
along with the net expenses the
Fund expects to pay for the
fiscal year ending April 30,
2004.  With respect to the
Federated Kaufmann Fund Class A
Shares, although not
contractually obligated to do so,
the adviser and distributor
voluntarily waived certain
amounts.  These are shown below
along with the net expenses the
Fund actually paid for the fiscal
year ended October 31, 2002.
With respect to the Federated
Kaufmann Fund Class A Shares Pro
Forma Combined, although not
contractually obligated to do so,
the adviser expects to
voluntarily waive certain
amounts.  These are shown below
along with the net expenses the
Fund expects to pay for the
fiscal year ending October 31,
2003.
Total Waivers of Fund                0.370%       0.370%         0.175%      0.175%
Expenses
Total Actual Annual Fund             1.800%       1.550%         1.950%      1.950%
Operating Expenses (after
waivers)
.....................................................
2 For Riggs Small Company Stock Fund, the adviser expects to voluntarily waive a portion of the management fee.  The adviser can terminate this anticipated voluntary waiver at any time.  The management fee paid by the Fund (after the anticipated voluntary waiver)
is expected to be 0.430% for the fiscal year ending April 30, 2004.

3 For Federated Kaufmann Fund, the adviser voluntarily waived a portion of the management fee.  The adviser can terminate this voluntary waiver at any time.  The management fee paid by the Fund (after the voluntary waiver) was 1.275% for the fiscal year ended October 31, 2002.

4 For Federated Kaufmann Fund Pro Forma Combined, the adviser expects to voluntarily waive a portion of the management fee.  The adviser can terminate this anticipated voluntary waiver at any time.  The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 1.275% for the fiscal year ending
October 31, 2003.

5 For Federated Kaufmann Fund Class A Shares, a portion of the distribution (12b-1) fee has been voluntarily waived.  This voluntary waiver can be terminated at any time.  The distribution (12b-1) fee paid by the Fund's Class A Shares (after the voluntary waiver)
was 0.225% for the fiscal year ended October 31, 2002.

6 For Federated Kaufmann Fund Class A Shares Pro Forma Combined, a portion of the distribution (12b-1) fee is expected to be voluntarily waived.  This anticipated voluntary waiver can be terminated at any time.  The distribution (12b-1) fee paid by the Fund's Class A Shares (after the anticipated voluntary waiver) is expected to be
0.225% for the fiscal year ending October 31, 2003.

7 With respect to Riggs Small Company Stock Fund Class R Shares and Riggs Small Company
Stock Fund Class Y Shares, total annual fund operating expenses have been restated to reflect current fees.


EXAMPLE

     This Example is intended to help you compare the cost of investing in the Riggs Small Company Stock Fund Class R Shares, Riggs Small Company Stock Fund Class Y Shares, Federated Kaufmann Fund Class A Shares and Federated Kaufmann Fund Class A Shares Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                               1 Year    3 Years  5 Years  10 Years
Riggs Small Company Stock Fund Class R
Shares

Expenses assuming redemption                      $ 420    $ 879   $ 1,364  $ 2,503
Expenses assuming no redemption                   $ 220    $ 679   $ 1,164  $ 2,503
Riggs Small Company Stock Fund Class Y
Shares
Expenses assuming redemption                      $ 195    $ 603   $ 1,037  $ 2,243
Expenses assuming no redemption                   $ 195    $ 603   $ 1,037  $ 2,243
Federated Kaufmann Fund Class A Shares
Expenses assuming redemption                      $ 754  $ 1,179   $ 1,629  $ 2,872
Expenses assuming no redemption                   $ 754  $ 1,179   $ 1,629  $ 2,872
Federated Kaufmann Fund Class A Shares Pro
Forma Combined
Expenses assuming redemption                      $ 754  $ 1,179   $ 1,629   $ 2,872
Expenses assuming no redemption                   $ 754  $ 1,179   $ 1,629   $ 2,872

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND - RIGGS U.S. GOVERNMENT
SECURITIES FUND
------------------------------------------------------------------------------


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs U.S. Government Securities Fund Class R Shares and Riggs U.S. Government Securities Fund Class Y Shares, Federated Total Return Government Bond Fund Institutional Service Shares and Federated Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined.


                                                                             Federated Total
                                      Riggs       Riggs       Federated      Return
                                      U.S.        U.S.        Total Return   Government
                                      Government  Government  Government     Bond Fund
                                      Securities  Securities  Bond Fund      Institutional
                                      Fund        Fund        Institutional  Service
                                      Class       Class       Service        Shares Pro
                                      R           Y           Shares         Forma
Shareholder Fees                      Shares      Shares                     Combined

Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load)           None       None          None           None
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge
(Load) (as a percentage of            2.00%      None          None           None
original purchase price or
redemption proceeds, as applicable)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends       None       None          None           None
(and other Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of    None       None          None           None
amount redeemed, if applicable)
Exchange Fee                          None       None          None           None

Annual Fund Operating Expenses
(Before Waivers and Reimbursement)
1
Expenses That are Deducted From
Fund Assets (as percentage of
average net assets)
Management Fee                        0.75%2     0.75%2        0.50%3         0.50%4
Distribution (12b-1)  Fee             0.25%      None          0.25%5         0.25%6
Shareholder Services Fee              0.25%7     0.25%8        0.25%          0.25%
Other Expenses                        0.53%      0.53%         0.27%9         0.27%10
Total Annual Fund Operating           1.78%11    1.53%11       1.27%          1.27%
Expenses



1 With respect to Riggs U. S.
Government Securities Fund Class R
Shares and Class Y Shares,
although not contractually
obligated to do so, the adviser
and shareholder services provider
expect to voluntarily waive
certain amounts. These are shown
below along with the net expenses
the Fund expects to pay for the
fiscal year ending April 30,
2004.  With respect to Federated
Total Return Government Bond Fund
Institutional Service Shares,
although not contractually
obligated to do so, the adviser
and distributor waived and
reimbursed certain amounts. These
are shown below along with the net
expenses the Fund actually paid
for the fiscal year ended February
28, 2003. With respect to
Federated Total Return Government
Bond Fund Institutional Service
Shares Pro Forma Combined,
although not contractually
obligated to do so, the adviser
and distributor expect to waive
and reimburse certain amounts.
These are shown below along with
the net expenses the Fund expects
to pay for the fiscal year ending
February 28, 2004.

Total Waivers and Reimbursement of    0.81%      0.81%         0.67%          0.67%
Fund Expenses
Total Actual Annual Fund Operating    0.97%      0.72%         0.60%          0.60%
Expenses (after waivers and
reimbursement)............................

     2 For Riggs U. S. Government Securities Fund, the Adviser expects to voluntarily waive a portion of the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.19% for the fiscal year ending April 30, 2004.

     3 For Federated Total Return Government Bond Fund, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.02% for the fiscal year ended February 28, 2003.

     4 For Federated Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined, the Adviser expects to voluntarily waive a portion of the management fee. The Adviser can terminate this anticiapted voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.02% for the fiscal year ending February 28, 2004. . 5 For Federated Total Return Government Bond Fund Institutional Service Shares, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.09% for the fiscal year ended February 28, 2003.

     6 For Federated Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined, a portion of the distribution (12b-1) fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the anticipated voluntary waiver) is expected to be 0.09% for the fiscal year ending February 28, 2004.

     7 For Riggs U. S. Government Securities Fund Class R Shares, the shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class R Shares (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending April 30, 2004.

     8 For Riggs U. S. Government Securities Fund Class Y Shares, the shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class Y Shares (after the anticipated voluntary wavier) is expected to be 0.00% for the fiscal year ending April 30, 2004.

     9 For Federated Total Return Government Bond Fund Institutional Service Shares, the Adviser voluntarily reimbursed certain other operating expenses. This voluntary reimbursement can be terminated at any time. Other operating expenses paid by the Fund's Institutional Service Shares (after the voluntary reimbursement) was 0.24% for the fiscal year ended February 28, 2003.

     10 For Federated Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined, the Adviser expects to voluntarily reimburse certain other operating expenses. This anticipated voluntary reimbursement can be terminated at any time. Other operating expenses paid by the Fund's Institutional Service Shares (after the anticipated voluntary reimbursement) are expected to be 0.24% for the fiscal year ending February 28, 2004.

     11 With respect to Riggs U. S. Government Securities Fund Class R and Class Y Shares, Total Annual Fund Operating Expenses have been restated to reflect current fees.





EXAMPLE

     This Example is intended to help you compare the cost of investing in the Riggs U.S. Government Securities Fund Class R and Class Y Shares, Federated Total Return Government Bond Fund Institutional Service Shares and Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each respective Funds' Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                               1 Year    3 Years  5 Years  10 Years
Riggs U.S. Government Securities Fund Class
R

Expenses assuming redemption                      $ 381    $ 760   $ 1,164  $ 2,095
Expenses assuming no redemption                   $ 181    $ 560     $ 964  $ 2,095
Riggs U.S. Government Securities Fund Class
Y Shares
Expenses assuming redemption                      $ 156    $ 483     $ 834  $ 1,824
Expenses assuming no redemption                   $ 156    $ 483     $ 834  $ 1,824
Federated Total Return Government Bond Fund
Institutional Service Shares                 ----------          --------------------

Expenses assuming redemption                      $ 129    $ 403     $ 697  $ 1,534
Expenses assuming no redemption                   $ 129    $ 403     $ 697  $ 1,534
Federated Total Return Government Bond Fund
Institutional Service Shares Pro Forma       ----------          --------------------
Combined
Expenses assuming redemption                      $ 129    $ 403     $ 697  $ 1,534
Expenses assuming no redemption                   $ 129    $ 403     $ 697  $ 1,534

------------------------------------------------------------------------------

FEDERATED TOTAL RETURN BOND FUND - RIGGS BOND FUND


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs Bond Fund Class R Shares, Federated Total Return Bond Fund Institutional Service Shares and Federated Total Return Bond Fund
Institutional Service Shares Pro Forma Combined.

                                                                              Federated
                                                                              Total Return
                                                          Federated           Bond Fund
                                               Riggs      Total Return        Institutional
                                               Bond       Bond Fund           Service
                                               Fund       Institutional       Shares
Shareholder Fees                               Class R    Service Shares      Pro Forma
                                               Shares                         Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on          None          None            None
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or        2.00%         None            None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                 None          None            None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount       None          None            None
redeemed, if applicable)
Exchange Fee                                    None          None            None

Annual Fund Operating Expenses (Before
Waivers) 1
Expenses That are Deducted From Fund Assets
(as percentage of average net assets)
Management Fee                                  0.75%2        0.40%3          0.40%4
Distribution (12b-1)  Fee                       0.25%5        0.25%6          0.25%7
Shareholder Services Fee                        0.25%8        0.25%           0.25%
Other Expenses                                  0.82%         0.18%           0.18%
Total Annual Fund Operating Expenses            2.07%9        1.08%           1.08%

1 With respect to Riggs Bond Fund Class R
Shares, although not contractually obligated to do so, the adviser, distributor and shareholder services provider expect to voluntarily waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending April 30, 2004. With respect to
Federated Total Return Bond Fund
Institutional Service Shares, although not contractually obligated to do so, the adviser and distributor waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 2002.
With respect to Federated Total Return Bond
Fund Institutional Service Shares Pro Forma
Combined, although not contractually
obligated to do so, the adviser and
distributor expect to voluntarily waive
certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2003.

Total Waivers of Fund                           1.02%         0.43%           0.43%
Expenses..........................................................................................................
Total Actual Annual Fund Operating Expenses     1.05%         0.65%           0.65%
(after waivers)
.....................................................

2 For Riggs Bond Fund, the adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.13% for the fiscal year ending April 30, 2004.

3 For Federated Total Return Bond Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.17% for the fiscal year ended November 30, 2002.

4 For Federated Total Return Bond Fund Pro Forma Combined, the adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.17% for the fiscal year ending November 30, 2003.

5 For Riggs Bond Fund Class R Shares, the distribution (12b-1) fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class R Shares (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending April 30, 2004.

6 For Federated Total Return Bond Fund Institutional Service Shares, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.05% for the fiscal year ended November 30, 2002.

7 For Federated Total Return Bond Fund Institutional Service Shares Pro Forma Combined, a portion of the distribution (12b-1) fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the anticipated voluntary waiver) is expected to be 0.05% for the fiscal year ending November 30, 2003.

8 For Riggs Bond Fund Class R Shares, a portion of the shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class R Shares (after the anticipated voluntary waiver) is expected to be 0.10% for the fiscal year ending April 30, 2004.

9 For Riggs Bond Fund Class R Shares, total annual fund operating expenses have been restated to reflect current fees.

EXAMPLE
This Example is intended to help you compare the cost of investing in Riggs Bond Fund Class R Shares, Federated Total Return Bond Fund Institutional Service Shares and Federated Total Return Bond Fund Institutional Service Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                       1 Year        3 Years      5 Years     10 Years
Riggs Bond Fund Class R Shares
Expenses assuming redemption                $ 410        $ 849        $ 1,314  $ 2,400
Expenses assuming no redemption             $ 210        $ 649        $ 1,114  $ 2,400
Federated Total Return Bond Fund
Institutional Service Shares
Expenses assuming redemption                $ 110        $ 343          $ 595  $ 1,317
Expenses assuming no redemption             $ 110        $ 343          $ 595  $ 1,317
Federated Total Return Bond Fund
Institutional Service Shares Pro
Forma Combined
Expenses assuming redemption                $ 110        $ 343          $ 595  $ 1,317
Expenses assuming no redemption             $ 110        $ 343          $ 595  $ 1,317

FEDERATED SHORT-TERM MUNICIPAL TRUST - RIGGS SHORT TERM TAX FREE BON D FUND
------------------------------------------------------------------------------


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Riggs Short Term Tax Free Bond Fund, Federated Short-Term Municipal Trust Institutional Service Shares and Federated Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined.

                                                                          Federated
                                                                          Short-Term
                                              Riggs Short  Federated      Municipal
                                               Term Tax    Short-Term     Trust-
                                               Free Bond   Municipal      Institutional
                                              Fund         Trust-         Service
                                               Class R     Institutional  Shares Pro
Shareholder Fees                               Shares      Service Shares Forma
                                                                          combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on        None         None           None
Purchases (as a percentage of offering
price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or      2.00%        None           None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other               None         None           None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount     None         None           None
redeemed, if applicable)
Exchange Fee                                  None         None           None

Annual Fund Operating Expenses (Before
Voluntary Waivers) 1
Expenses That are Deducted From Fund
Assets (as percentage of average net
assets)
Management Fee                                0.75%2       0.40%3         0.40%4
Distribution (12b-1)  Fee                     0.25%5       0.25%6         0.25%7
Shareholder Services Fee                      0.25%8       0.25%          0.25%
Other Expenses                                0.45%        0.19%          0.19%
Total Annual Fund Operating Expenses          1.70%        1.09%          1.09%
Total Contractual Waivers of Fund Expenses    0.00%        0.12%          0.12%
Total Annual Fund Operating Expenses          1.70%        0.97%          0.97%
(after contractual waiver)


1 With respect to Riggs Short Term Tax
Free Bond Fund, although not contractually
obligated to do so, the adviser,
distributor and shareholder services
provider expect to voluntarily waive
certain amounts. These are shown below
along with the net expenses the Fund
expects to pay for the fiscal year ending
April 30, 2004.  With respect to Federated
Short-Term Municipal Trust Institutional
Service Shares, although not contractually
obligated to do so, the distributor
voluntarily waived certain amounts.  These
are shown below along with the net
expenses the Fund actually paid for the
fiscal year ended June 30, 2002. With
respect to Federated Short-Term Municipal
Trust Institutional Service Shares Pro
Forma Combined, although not contractually
obligated to do so, the distributor
expects to voluntarily waive certain
amounts.  These are shown below along with
the net expenses the Fund expects to pay
for the fiscal year ending June 30, 2003.
Total Waivers of Fund Expenses                0.72%        0.25%          0.25%
Total Actual Annual Fund Operating            0.98%9       0.72%          0.72%
Expenses (after voluntary waivers)
.....................................................

     2 For Riggs Short Term Tax Free Bond Fund, the advisor expects to voluntarily waived a portion of the management fee. The advisor can terminate this anticipated voluntary waiver at anytime. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.43% for the fiscal year ended April 30, 2004.

     3 For Federated Short-Term Municipal Trust Institutional Service Shares, pursuant to the investment advisory contract, the advisor waived a portion of the management fee. The management fee paid for by the Fund (after the contractual waiver) was 0.28% for the fiscal year ended June 30, 2002. Shareholders must approve any changes to the contractual waiver.

     4 For Federated Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined, pursuant to the investment advisory contract, the advisor expects to contractually waive a portion of the management fee. The management fee paid by the Fund (after the contractual waiver) is expected to be 0.28% for the fiscal year ended June 30, 2003. Shareholders must approve any changes to the contractual waiver.

     5 For Riggs Short Term Tax Free Bond Fund Class R Shares, the distribution (12b-1) fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class R Shares (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending April 30, 2004.

     6 For Federated Short-Term Municipal Trust Institutional Service Shares, the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.00% for the fiscal year ended June 30, 2002.

     7 For Federated Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined, the distribution (12b-1) fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Federated Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending June 30, 2003.

     8 For Riggs Short Term Tax Free Bond Fund Class R Shares, a portion of the shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fees paid by the Fund's Class R Shares (after the anticipated voluntary waiver) is expected to be 0.10% for the fiscal year ending April 30, 2004.

     9 For Riggs Short Term Tax Free Bond Fund, total fund annual operating expenses have been restated to reflect current fees.


EXAMPLE

     This Example is intended to help you compare the cost of investing in the Riggs Short Term Tax Free Bond Fund, the Federated Short-Term Municipal Trust
Institutional  Service  Shares,  and the Federated  Short-Term  Municipal  Trust
Institutional Service Shares Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                           1 Year    3 Years  5 Years  10 Years
Riggs Short Term Tax Free Bond Fund
Expenses assuming redemption                  $ 373    $ 736   $ 1,123  $ 2,009
Expenses assuming no redemption               $ 173    $ 536     $ 923  $ 2,009
Federated Short-Term Municipal
Trust-Institutional Shares
Expenses assuming redemption                   $ 99    $ 309     $ 536  $ 1,190
Expenses assuming no redemption                $ 99    $ 309     $ 536  $ 1,190
Federated Short-Term Municipal Trust
-Institutional Shares Pro Forma Combined
Expenses assuming redemption                   $ 99    $ 309     $ 536  $ 1,190
Expenses assuming no redemption                $ 99    $ 309     $ 536  $ 1,190

FEDERATED INTERMEDIATE MUNICIPAL TRUST - RIGGS INTERMEDIATE TAX FREE BOND FUND
------------------------------------------------------------------------------


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Shares of Riggs Intermediate Tax Free Bond Fund, Federated Intermediate Municipal Trust and Federated Intermediate Municipal Trust Pro Forma Combined.

                                                Riggs         Federated   Federated
                                                Intermediate  Intermediate Intermediate
                                                Tax           Municipal    Municipal
                                                Free          Trust        Trust Pro
                                                Bond                       Forma
                                                Fund                       Combined
Shareholder Fees                                Fund

Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on            None        None           None
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or          2.00%       None           None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                   None        None           None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount         None        None           None
redeemed, if applicable)
Exchange Fee                                      None        None           None

Annual Fund Operating Expenses (Before
Waivers)1
Expenses That are Deducted From Fund Assets
(as percentage of average net assets)
Management Fee                                    0.75%2      0.40%3         0.40%4
Distribution (12b-1)  Fee                         0.25%5      None           None
Shareholder Services Fee                          0.25%6      0.25%7         0.25%8
Other Expenses                                    0.51%       0.18%          0.18%
Total Annual Fund Operating Expenses              1.76%9      0.83%          0.83%


1 With respect to Riggs Intermediate Tax Free
Bond Fund, although not contractually
obligated to do so, the adviser, distributor
and shareholder services provider expect to
voluntarily waive certain amounts.  These are
shown below along with the net expenses the
Fund expects to pay for the fiscal year
ending April 30, 2004.  With respect to
Federated Intermediate Municipal Trust,
although not contractually obligated to do
so, the adviser and shareholder services
provider voluntarily waived certain amounts.
These are shown below along with the net
expenses the Fund actually paid for the
fiscal year ended May 31, 2003.  With respect
to Federated Intermediate Municipal Trust Pro
Forma Combined, although not contractually
obligated to do so, the adviser and
shareholder services provider expect to
voluntarily waive certain amounts.  These are
shown below along with the net expenses the
Fund expects to pay for the fiscal year
ending May 31, 2004.
Total Waivers of Fund Expenses                    0.78%       0.23%          0.23%
Total Actual Annual Fund Operating Expenses       0.98%       0.60%          0.60%
(after waivers)


     2 For Riggs Intermediate Tax Free Bond Fund, the adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.37% for the fiscal year ending April 30, 2004.

     3 For Federated Intermediate Municipal Trust, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.36% for the fiscal year ended May 31, 2003.

     4 For Federated Intermediate Municipal Trust Pro Forma Combined, the adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.36% for the fiscal year ending May 31, 2004.

     5 For Riggs Intermediate Tax Free Bond Fund, the distribution (12b-1) fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending April 30, 2004.

     6 For Riggs Intermediate Tax Free Bond Fund, a portion of the shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.10% for the fiscal year ending April 30, 2004.

     7 For Federated Intermediate Municipal Trust, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.06% for the fiscal year ended May 31, 2003.

     8 For Federated Intermediate Municipal Trust Pro Forma Combined, a portion of the shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.06% for the fiscal year ending May 31, 2004.

     9 With respect to Riggs Intermediate Tax Free Bond Fund, Total Annual Fund Operating Expenses have been restated to reflect current fees.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Riggs Intermediate Tax Free Bond Fund, Federated Intermediate Municipal Trust and Federated Intermediate Municipal Trust Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                            1 Year    3 Years  5 Years  10 Years
Riggs Intermediate Tax Free Bond Fund
Expenses assuming redemption                   $ 379    $ 754   $ 1,154  $ 2,073
Expenses assuming no redemption                $ 179    $ 554     $ 954  $ 2,073
Federated Intermediate Municipal Trust
Expenses assuming redemption                    $ 85    $ 265     $ 460  $ 1,025
Expenses assuming no redemption                 $ 85    $ 265     $ 460  $ 1,025
Federated Intermediate Municipal Trust Pro
Forma Combined
Expenses assuming redemption                    $ 85    $ 265     $ 460  $ 1,025
Expenses assuming no redemption                 $ 85    $ 265     $ 460  $ 1,025

------------------------------------------------------------------------------


AUTOMATED CASH MANAGEMENT TRUST - RIGGS PRIME MONEY MARKET FUND


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Riggs Prime Money Market Fund Class R Shares, Riggs Prime Money Market Fund Class Y Shares, Automated Cash Management Trust Institutional Service Shares and Automated Cash Management Trust Institutional Service Shares Pro Forma Combined.

                                      Riggs        Riggs                    Automated
                                      Prime        Prime     Automated      Cash
                                      Money        Money     Cash           Management
                                      Market       Market    Management     Trust
                                      Fund         Fund      Trust          Institutional
                                      Class R      Class Y   Institutional  Service
Shareholder Fees                      Shares       Shares    Service        Shares
                                                             Shares         Pro Forma
                                                                            Combined
Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load)        None         None           None         None
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge
(Load) (as a percentage of         None         None           None         None
original purchase price or
redemption proceeds, as
applicable)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends    None         None           None         None
(and other Distributions)
(as a percentage of offering
price)
Redemption Fee (as a percentage    None         None           None         None
of amount redeemed, if
applicable)
Exchange Fee                       None         None           None         None

Annual Fund Operating Expenses
(Before Waivers)1
Expenses That are Deducted From
Fund Assets (as percentage of
average net assets)
Management Fee                     0.50%2       0.50%2         0.50%3       0.50%4
Distribution (12b-1)  Fee          0.50%5       None           None         None
Shareholder Services Fee           0.25%6       0.25%7         0.25%8       0.25%9
Other Expenses                     0.25%        0.25%          0.15%        0.15%
Total Annual Fund Operating        1.50%10      1.00%10        0.90%        0.90%
Expenses

1  With respect to Riggs Prime
Money Market Fund Class R
Shares and Riggs Prime Money
Market Fund Class Y Shares,
although not contractually
obligated to do so, the
adviser, distributor and
shareholder services provider
expects to voluntarily waive
certain amounts.  These are
shown below along with the net
expenses the Fund expects to
pay for the fiscal year ending
April 30, 2004.  With respect
to Automated Cash Management
Trust Institutional Service
Shares, although not
contractually obligated to do
so, the adviser and shareholder
services provider waived
certain amounts.  These are
shown below along with the net
expenses the Fund actually paid
for the fiscal year ended July
31, 2002.  With respect to
Automated Cash Management Trust
Institutional Service Shares
Pro Forma Combined, although
not contractually obligated to
do so, the adviser and
shareholder services provider
expect to voluntarily waive
certain amounts.  These are
shown below along with the net
expenses the Fund expects to
pay for the fiscal year ending
July 31, 2003.
Total Waivers of Fund              0.42%        0.27%          0.26%        0.26%
Expenses
Total Actual Annual Fund           1.08%        0.73%          0.64%        0.64%
Operating Expenses (after
waivers)
.....................................................

     2 For Riggs Prime Money Market Fund, the adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.48% for the fiscal year ending April 30, 2004.

     3 For Automated Cash Management Trust, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.25% for the fiscal year ended July 31, 2002.

     4 For Automated Cash Management Trust Pro Forma Combined, the adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.25% for the fiscal year ending July 31, 2003.

     5 For Riggs Prime Money Market Fund Class R Shares, a portion of the distribution (12b-1) fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class R Shares (after the anticipated voluntary waiver) is expected to be 0.25% for the fiscal year ending April 30, 2004.

     6 For Riggs Prime Money Market Fund Class R Shares, a portion of the shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class R Shares (after the anticipated voluntary waiver) is expected to be 0.10% for the fiscal year ending April 30, 2004.

     7 For Riggs Prime Money Market Fund Class Y Shares, the shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class Y Shares (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending April 30, 2004.

     8 For Automated Cash Management Trust Institutional Service Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.24% for the fiscal year ended July 31, 2002.

     9 For Automated Cash Management Trust Institutional Services Shares Pro Forma Combined, a portion of the shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Institutional Service Shares (after the anticipated voluntary waiver) is expected to be 0.24% for the fiscal year ending July 31, 2003.

     10 For Riggs Prime Money Market Fund Class R Shares and Riggs Prime Money Market Fund Class Y Shares, total annual fund operating expenses have been restated to reflect current fees.


EXAMPLE

     This Example is intended to help you compare the cost of investing in Riggs Prime Money Market Fund Class R Shares, Riggs Prime Money Market Fund Class Y Shares, Automated Cash Management Trust Institutional Service Shares and Automated Cash Management Trust Institutional Service Shares Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                                  1 Year   3 Years  5 Years 10 Years
Riggs Prime Money Market Fund Class R Shares      $ 153    $ 474     $ 818  $ 1,791
Riggs Prime Money Market Fund Class Y Shares      $ 102    $ 318     $ 552  $ 1,225
Automated  Cash Management Trust                   $ 92    $ 287     $ 498  $ 1,108
Institutional Service Shares
Automated Cash Management Trust                    $ 92    $ 287     $ 498  $ 1,108
Institutional Service Shares Pro Forma
Combined

AUTOMATED GOVERNMENT MONEY TRUST - RIGGS U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs U.S. Treasury Money Market Fund Class R Shares, Riggs U.S. Treasury Money Market Fund Class Y Shares, Automated Government Money Trust and Automated Government Money Trust Pro Forma Combined.

                                         Riggs       Riggs
                                         U.S.        U.S.                        Automated
                                         Treasury    Treasury      Automated     Government
                                         Money       Money         Government    Money Trust
                                                     Market        Money         Pro Forma
                                         Market      Fund          Trust         Combined
Shareholder Fees                         Fund        Class Y
                                         Class       Shares
                                         R
                                         Shares

Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load) Imposed      None        None           None         None
on Purchases (as a percentage of
offering price)
Maximum Deferred Sales Charge (Load)
(as a percentage of original             None        None           None         None
purchase price or redemption
proceeds, as applicable)
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends (and other       None        None           None         None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of       None        None           None         None
amount redeemed, if applicable)
Exchange Fee                             None        None           None         None

Annual Fund Operating Expenses
(Before Waivers)1
Expenses That are Deducted From Fund
Assets (as percentage of average net
assets)
Management Fee                           0.50%2      0.50%2         0.50%3       0.50%4
Distribution (12b-1)  Fee                0.50%5      None           None         None
Shareholder Services Fee                 0.25%6      0.25%7         0.25%8       0.25%9
Other Expenses                           0.38%       0.38%          0.11%10      0.11%11
Total Annual Fund Operating Expenses     1.63%12     1.13%12        0.86%        0.86%

1 With respect to Riggs U.S.
Treasury Money Market Fund Class R
Shares and Riggs U.S. Treasury Money
Market Fund Class Y Shares, although
not contractually obligated to do
so, the adviser, distributor and
shareholder services provider expect
to voluntarily waive certain
amounts.  These are shown below
along with the net expenses the Fund
expects to pay for the fiscal year
ending April 30, 2004.  With respect
to Automated Government Money Trust,
although not contractually obligated
to do so, the adviser, shareholder
services provider and transfer and
dividend disbursing agent waived
certain amounts.  These are shown
below along with the net expenses
the Fund actually paid for the
fiscal year ended July 31, 2002.
With respect to Automated Government
Money Trust Pro Forma Combined,
although not contractually obligated
to do so, the adviser, shareholder
services provider and transfer and
dividend disbursing agent expect to
voluntarily waive certain amounts.
These are shown below along with the
net expenses the Fund expects to pay
for the fiscal year ending July 31,
2003.
Total Waivers of Fund                    0.72%       0.34%          0.27%        0.27%
Expenses
Total Actual Annual Fund Operating       0.91%       0.79%          0.59%        0.59%
Expenses (after waivers)
.....................................................

     2 For Riggs U.S. Treasury Money Market Fund, the adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.41% for the fiscal year ending April 30, 2004.

     3 For Automated Government Money Trust, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.25% for the fiscal year ended July 31, 2002.

     4 For Automated Government Money Trust Pro Forma Combined, the adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.25% for the fiscal year ending July 31, 2003.

     5 For Riggs U.S. Treasury Money Market Fund Class R Shares, a portion of the distribution (12b-1) fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class R Shares (after the anticipated voluntary waiver) is expected to be 0.02% for the fiscal year ending April 30, 2004.

     6 For Riggs U.S. Treasury Money Market Fund Class R Shares, a portion of the shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class R Shares (after the anticipated voluntary waiver) is expected to be 0.10% for the fiscal year ending April 30, 2004.

     7 For Riggs U.S. Treasury Money Market Fund Class Y Shares, a portion of the shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class Y Shares (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending April 30, 2004.

     8 For Automated Government Money Trust, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.24% for the fiscal year ended July 31, 2002.

     9 For Automated Government Money Trust Pro Forma Combined, a portion of the shareholder services fee is expected to be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.24% for the fiscal year ended July 31, 2003.

     10 For Automated Government Money Trust, the transfer and dividend disbursing agent voluntarily waived certain operating expenses of the Fund. This voluntarily waiver can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver) were 0.10% for the fiscal year ended July 31, 2002.

     11 For Automated Government Money Trust Pro Forma Combined, the transfer and dividend disbursing agent expects to voluntarily waive certain operating expenses of the Fund. This anticipated voluntarily waiver can be terminated at any time. Total other expenses paid by the Fund (after the anticipated voluntary waiver) are expected to be 0.10% for the fiscal year ended July 31, 2003.

     12 For Riggs U.S. Treasury Money Market Fund Class R Shares and Riggs U.S. Treasury Money Market Fund Class Y Shares, total annual fund operating expenses have been restated to reflect current fees.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Riggs U.S. Treasury Money Market Fund Class R Shares, Riggs U.S. Treasury Money Market Fund Class Y Shares, Automated Government Money Trust and Automated Government Money Trust Pro Forma Combined with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                               1 Year    3 Years  5 Years  10 Years

Riggs U.S. Treasury Money Market Fund Class       $ 166    $ 514     $ 887  $ 1,933
R Shares
Riggs U.S. Treasury Money Market Fund Class       $ 115    $ 359     $ 622  $ 1,375
Y Shares
Automated Government Money Trust                   $ 88    $ 274     $ 477  $ 1,061
Automated Government Money Trust Pro Forma         $ 88    $ 274     $ 477  $ 1,061
Combined
Comparison of Potential Risks and Rewards; Performance Information
------------------------------------------------------------------------------

.......
.......The bar charts and tables below compare the potential risks and rewards of investing in each Federated Fund and Riggs Fund. The bar charts provide an indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year. The tables show how each Fund's average annual total returns for the one year, five years and ten years (or start of performance) compare to the returns of a broad-based market index. The figures assume reinvestment of dividends and distributions. Attached as Exhibit B to this Prospectus/Proxy Statement are a Management's Discussion of Fund Performance and a line graph for the most recent fiscal year of each Riggs Fund and each Federated Fund (with the exception of money market funds).


FEDERATED CAPITAL APPRECIATION FUND - RIGGS STOCK FUND

federated capital appreciation fund-class a shares

Risk/Return Bar Chart and Table
Federated Capital Appreciation Fund-Class A Shares

     The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




[GRAPHIC ILLUSTRATION-FEDERATED CAPITAL APPRECIATION FUND-CLASS A SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Capital Appreciation Fund's Class A Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "-30.00%" and increasing in increments of 10.00% up to 50.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 11.31%, (0.30)%, 37.17%, 18.39%, 30.62%, 20.07%,
43.39%, (3.76)%, (6.19)% and (18.76)%, respectively.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the six-month period from January 1, 2003 to June 30, 2003 was 9.14%.

Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 27.57% (quarter ended December 31, 1999). Its lowest quarterly return was (17.40)% (quarter ended September 30, 2002).

Average Annual Total Return Table
The Average Annual Total Returns for the Fund's Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depends on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor's 500 Index (S&P
500), a broad-based market index and the Lipper Multi Cap Core Funds Average (LMCCFA), an average of funds with similar objectives. Index and average returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes and averages are unmanaged, and it is not possible to invest directly in an index or average.

(For the periods ended December 31, 2002)
                                    1 Year       5 Years          10 Years
--------------------------------------------------------------------------------
Class A
Shares:
--------------------------------------------------------------------------------
---------------------------------
  Return Before Taxes              (23.22)%       3.60%            10.88%
--------------------------------------------------------------------------------
---------------------------------
  Return After Taxes on            (23.36)%       2.77%            9.31%
Distributions1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Return After Taxes on Distributions
       and Sale of Fund Shares1    (14.25)%       2.89%            8.68%
--------------------------------------------------------------------------------
S&P 500                            (22.10)%      (0.59)%           9.34%
--------------------------------------------------------------------------------
LMCCFA                             (23.96)%      (1.46)%           7.39%
--------------------------------------------------------------------------------

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B, Class C and Class F Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.








riggs stock fund-class r shares

Risk/Return Bar Chart and Table
Riggs Stock Fund-Class R Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS STOCK FUND-CLASS R SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Stock Fund's Class R Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "-40.00%" and increasing in increments of 10.00% up to 50.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 18.51%, 3.44%, 37.59%, 19.90%, 27.82%, 16.50%,
(0.47)%, (5.21)%, (15.85)% and (24.74)%, respectively.

The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.


The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 12.60%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 22.00% (quarter ended December 31, 1998). Its lowest quarterly return was (17.49)% (quarter ended September 30, 2001).



Average Annual Total Return
Table

The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                    1 Year        5 Years        10 Years
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class R Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return Before Taxes                (26.25)%       (7.21)%          6.05%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on              (26.25)%       (9.28)%          3.13%
Distributions1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares1           (16.12)%       (4.98)%          4.92%
-------------------------------------------------------------------------------
S&P 500                            (22.10)%       (0.59)%          9.34%
-------------------------------------------------------------------------------

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.








RIGGS STOCK FUND-CLASS Y SHARES

Risk/Return Bar Chart and Table
Riggs Stock Fund-Class Y Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.



[GRAPHIC ILLUSTRATION-RIGGS STOCK FUND-CLASS Y SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Stock Fund's Class Y Shares as of the calendar year-end for each of three years.
The `y' axis reflects the "% Total Return" beginning with "-30.00%" and increasing in increments of 5.00% up to 0.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 2000 through 2002. The percentages noted are (4.78)%, (15.57)% and (24.43)%, respectively.

The Fund's Class Y Shares are sold without a sales charge (load). The total returns shown in the bar chart are based upon net asset value.
The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 12.74%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 9.76% (quarter ended December 31, 2001). Its lowest quarterly return was (17.37)% (quarter ended September 30, 2001).



Average Annual Total Return Table
Return Before Taxes is shown. In addition, Return After Taxes is shown for Class Y Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                          1 Year        Start of Performance1
-------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class Y Shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Return Before Taxes                      (24.43)%             (14.31)%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Return After Taxes on Distributions2     (24.43)%             (15.73)%
                                                       -----------------------
------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2                 (15.00)%             (10.59)%
------------------------------------------------------------------------------
-------------------------------------
S&P 500                                  (22.10)%             (13.41)%
------------------------------------------------------------------------------

1 The Fund's Class Y Shares start of performance date was December 20, 1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.



FEDERATED KAUFMANN FUND - RIGGS sMALL cOMPANY STOCK FUND

FEDERATED KAUFMANN FUND

Risk/Return Bar Chart and Table
Federated Kaufmann Fund - Class A Shares

     The performance information shown below will help you analyze the Fund's investment risks in light of it historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




[GRAPHIC ILLUSTRATION-FEDERATED KAUFMANN FUND-CLASS A SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Kaufmann Fund's Class A Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "-30.00%" and increasing in increments of 10.00% up to 40.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 17.86%, 8.68%, 36.51%, 20.58%, 12.75%, 0.43%,
25.66%, 10.55%, 7.78% and (21.41)%, respectively.

The Fund is the successor to the Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization that took place on April 23, 2001. Prior to that date, the Fund's Class A Shares had no investment operations. Accordingly, the performance information provided is historical information of the Kaufmann Fund.

The total returns shown in the bar chart for the Fund's Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 21.16%.

Within the periods shown in the chart, the Fund's Class A Shares highest quarterly return was 35.47% (quarter ended December 31, 1999). Its lowest quarterly return was (18.76)% (quarter ended September 30, 1998).

     Average Annual Total Return Table The Average Annual Total Return for the Fund's Class A Shares are reduced to reflect applicable sales charges. Returns Before Taxes is shown. In addition, Return After Taxes is shown for Class A
Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell Mid-Cap Growth Index (RMGI) and the Lipper Mid-Cap Growth Index (LMCGI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities Exchange Commission requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.






(For the periods ended December 31, 2002)

                                         1 Year        5 Years        10 Years
-------------------------------------------------------------------------------
----------------------------------------------------
Class A Shares1 :
-------------------------------------------------------------------------------
----------------------------------------------------
Return Before Taxes                     (25.73)%        2.23%          10.21%
-------------------------------------------------------------------------------
----------------------------------------------------
Return After Taxes on Distributions 2   (25.73)%       (0.94)%          8.20%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on Distributions
     and Sale of Fund Shares 2          (15.80)%        1.60%           8.51%
-------------------------------------------------------------------------------
RMGI                                    (27.41)%       (1.82)%          6.71%
-------------------------------------------------------------------------------
LMCGI                                   (28.47)%       (1.49)%          6.41%
-------------------------------------------------------------------------------

1 The Fund's Class A Shares total return for the period prior to April 23, 2001 are those of Kaufmann Fund, but have been adjusted to reflect the sales charges and expenses applicable to the Fund's Class A Shares.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401 (k) plans.


riggs small company stock fund-class r shares

Risk/Return Bar Chart and Table
Riggs Small Company Stock Fund-Class R Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS SMALL COMPANY STOCK FUND-CLASS R SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Small Company Stock Fund's Class R Shares as of the calendar year-end for each of seven years.
The `y' axis reflects the "% Total Return" beginning with "-20.00%" and increasing in increments of 10.00% up to 50.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features seven distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1996 through 2002. The percentages noted are 21.92%, 38.90%, (10.44)%, (0.24)%, 1.27%, 13.12%
and (14.27)%, respectively.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 18.86%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 24.61% (quarter ended December 31, 2001). Its lowest quarterly return was (29.19)% (quarter ended September 30, 1998).

Average Annual Total Return Table
The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000 Index (RUS2), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.
(For the periods ended December 31, 2002)

                                     1 Year       5 Years        Start of
                                                               Performance1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class R Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return Before Taxes                 (15.96)%      (2.86)%          8.15%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on               (16.26)%      (4.93)%          5.42%
Distributions2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on
Distributions
and Sale of Fund Shares2             (9.51)%      (3.09)%          5.61%
-------------------------------------------------------------------------------
RUS2                                (20.48)%      (1.36)%          6.86%
-------------------------------------------------------------------------------

1 The Fund's Class R Shares start of performance date was February 27, 1995.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


riggs small company stock fund-class y shares

Risk/Return Bar Chart and Table
Riggs Small Company Stock Fund-Class Y Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS SMALL COMPANY STOCK FUND-CLASS Y SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Small Company Stock Fund's Class Y Shares as of the calendar year-end for each of three years.
The `y' axis reflects the "% Total Return" beginning with "-20.00%" and increasing in increments of 5.00% up to 30.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 1.67%, 13.80% and (14.05)%, respectively.

The Fund's Class Y Shares are sold without a sales charge (load). The total returns shown in the bar chart are based upon net asset value.

The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 19.01%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 24.69% (quarter ended December 31, 2001). Its lowest quarterly return was (19.26)% (quarter ended September 30, 2001).


Average Annual Total Return Table
Return Before Taxes is shown. In addition, Return After Taxes is shown for Class Y Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000 Index (RUS2), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                        1 Year         Start of Performance1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Return Before Taxes                    (14.05)%                1.86%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Return After Taxes on                  (14.35)%               (0.18)%
Distributions2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Return After Taxes on
Distributions
and Sale of Fund Shares2                (8.34)%                0.59%
--------------------------------------------------------------------------------
RUS2                                   (20.48)%               (5.06)%
--------------------------------------------------------------------------------

1 The Fund's Class Y Shares start of performance date was December 20, 1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.








FEDERATED TOTAL RETURN GOVERNMENT BOND FUND - RIGGS U.S. GOVERNMENT SECURITIES FUND

Federated total return government bond fund-institutional service shares

Risk/Return Bar Chart and Table
Federated Total Return Government Bond Fund-Institutional Service Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-FEDERATED TOTAL RETURN GOVERNMENT BOND FUND-INSTITUTIONAL SERVICE SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Total Return Government Bond Fund's Institutional Service Shares as of the calendar year-end for each of seven years.
The `y' axis reflects the "% Total Return" beginning with "-6.00%" and increasing in increments of 2.00% up to 16.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features seven distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1996 through 2002. The percentages noted are 1.54%, 9.29%, 10.74%, (4.16)%, 13.16%, 7.07% and
11.94%, respectively.

The Fund's Institutional Service Shares are sold without a sales charge
(load).  The total returns displayed above are based upon net asset value.

The Fund's Institutional Service Shares total return for the three-month period from January 1, 2003 to June 30, 2003 was 3.67%.

Within the periods shown in the bar chart, the Fund's Institutional Service Shares highest quarterly return was 7.37% (quarter ended September 30, 1998). Its lowest quarterly return was (2.93)% (quarter ended March 31, 1996).


Average Annual Total Return Table
Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's Institutional Service Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Government Bond Index (LBGB), an index composed of U.S. government and government agency bonds. Total returns for the index shown do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and it is not possible to invest directly in an index.





(For the periods ended December 31, 2002)
                                                                     Start of
Fund                                           1 Year    5 Years   Performance1
-------------------------------------------------------------------------------
                                -----------------------------------------------
Return Before Taxes                            11.94%     7.56%        7.26%
-------------------------------------------------------------------------------
----------------------------------
Return After Taxes on                          9.89%      5.32%        4.98%
Distributions2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on Distributions and        7.26%      4.94%        4.69%
Sale of Fund Shares2
-------------------------------------------------------------------------------
LBGB                                           11.50%     7.77%        7.76%
-------------------------------------------------------------------------------

1 The Fund's Institutional Service Shares start of performance date was October 19, 1995.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


riggs u.s. government securities fund-class r shares

Risk/Return Bar Chart and Table
Riggs U.S. Government Securities Fund-Class R Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS U.S. GOVERNMENT SECURITIES FUND-CLASS R SHARES] The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs U.S. Government Securities Fund's Class R Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "-10.00%" and increasing in increments of 5.00% up to 35.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 11.06%, (4.39)%, 17.28%, 1.81%, 8.74%, 8.88%,
(2.20)%, 11.80%, 5.51% and 9.94%, respectively.

The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 2.55%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 6.49% (quarter ended June 30, 1995). Its lowest quarterly return was (3.03)% (quarter ended March 31, 1994).

Average Annual Total Return Table
The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Merrill Lynch U.S. Treasury Agency Master Index (MLTAM), a broad based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.
(For the periods ended December 31, 2002)

                                   1 Year         5 Years       10 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Class R Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Return Before Taxes                 7.94%          6.36%         6.65%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Return After Taxes on               5.93%          4.21%         4.15%
Distributions1
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares1            4.81%          4.01%         4.05%
---------------------------------------------------------------------------
MLTAM                              11.30%          7.73%         7.54%
---------------------------------------------------------------------------

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


riggs u.s. government securities fund-class y shares

Risk/Return Bar Chart and Table
Riggs U. S. Government Securities Fund-Class Y Shares

     The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS U.S. GOVERNMENT SECURITIES FUND-CLASS Y SHARES] The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs U.S. Government Securities Fund's Class Y Shares as of the calendar year-end for each of three years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 3.00% up to 15.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 12.08%, 5.78% and 10.21%, respectively.

The Fund's Class Y Shares are sold without a sales charge (load). The total returns shown in the bar chart are based upon net asset value.
The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 2.68%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 5.01% (quarter ended September 30, 2002). Its lowest quarterly return was (0.62)% (quarter ended March 31, 2002).

Average Annual Total Return Table
Return Before Taxes is shown. In addition, Return After Taxes is shown for Class Y Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Merrill Lynch U.S. Treasury Agency Master Index (MLTAM), a broad based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                             1 Year      Start of Performance1
--------------------------------------------------------------------------------
---------------------------------------------------------
Class Y Shares
---------------------------------------------------------
--------------------------------------------------------------------------------
Return Before Taxes                          10.21%              9.13%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Return After Taxes on Distributions2         8.10%               6.91%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2                     6.21%               6.23%
--------------------------------------------------------------------------------
                                                         -----------------------
MLTAM                                        11.30%              10.39%
--------------------------------------------------------------------------------

1 The Fund's Class Y Shares start of performance date was December 20, 1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.








FEDERATED TOTAL RETURN BOND FUND - RIGGS BOND FUND

federated total return bond fund-institutional service shares

Risk/Return Bar Chart and Table
Federated Total Return Bond Fund-Institutional Service
Shares
The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




[GRAPHIC ILLUSTRATION-FEDERATED TOTAL RETURN BOND FUND-INSTITUTIONAL SERVICE SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Total Return Bond Fund's Institutional Service Shares as of the calendar year-end for each of six years.
The `y' axis reflects the "% Total Return" beginning with "-2.00%" and increasing in increments of 2.00% up to 12.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features six distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1997 through 2002. The percentages noted are 10.25%, 8.91%, (1.15)%, 10.94%, 7.77% and 8.80%, respectively.

The Fund's Institutional Service Shares are sold without a sales charge
(load). The total returns in the bar chart above are based upon net asset value.

The Fund's Institutional Service Shares total return for the six months period from January 1, 2003 to June 30, 2003 was 4.11%.

Within the periods shown in the bar chart, the Fund's Institutional Service Shares highest quarterly return was 4.47% (quarter ended September 30, 1998). Its lowest quarterly return was (0.95%) (quarter ended June 30,
1999).

Average Annual Total Return Table

Return Before Taxes is shown. In addition, Return After Taxes is shown for Institutional Service Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend upon each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Aggregate Bond Index (LBAB), a broad-based market index. The LBAB is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Total Index, Mortgage Backed Securities Index and the Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31,
2002)
                                                                 Start of
                                           1 Year     5 Years  Performance1
----------------------------------------------------------------------------
Institutional Service Shares
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return Before Taxes                            8.80%     6.97%        7.70%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return After Taxes on Distributions2           6.43%     4.45%        5.12%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2                       5.33%     4.31%        4.89%
                                        ------------------------------------
----------------------------------------------------------------------------
LBAB                                          10.25%     7.55%        8.08%
----------------------------------------------------------------------------

1 The Fund's Institutional Service Shares start of performance date was October 1, 1996.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred program, such as IRA or 401(k) plans.








riggs bond fund-class r shares

Risk/Return Bar Chart and Table
Riggs Bond Fund-Class R Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS BOND FUND-CLASS R SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Bond Fund's Class R Shares as of the calendar year-end for each of three years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 2.00% up to 14.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 11.58%, 5.85% and 9.89%, respectively.

The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 3.24%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 4.86% (quarter ended September 30, 2002). Its lowest quarterly return was (0.78)% (quarter ended December 31, 2001).


Average Annual Total Return
Table

The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Government Credit (Total) Index (LBGCT), a broad-based market index.
Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.







(For the periods ended December 31, 2002)
                                       1 Year       Start of Performance1
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class R Shares:
-------------------------------------------------------------------------------
                                       ----------------------------------------
Return Before Taxes                      7.89%              8.30%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on Distributions2     5.76%              6.06%
-------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2                 4.78%              5.54%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
LBGCT                                   11.04%             10.12%
-------------------------------------------------------------------------------

1 The Fund's Class R Shares start of performance date was December 20,
1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


FEDERATED SHORT-TERM MUNICIPAL TRUST - RIGGS SHORT TERM TAX FREE BOND FUND

federated short-term municipal trust-institutional service shares

Risk/Return Bar Chart and Table
Federated Short-Term Municipal Trust-Institutional Service Shares

The performance information shown below will help you analyze the Fund's Institutional Service Shares investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-FEDERATED SHORT-TERM MUNICIPAL TRUST-INSTITUTIONAL SERVICE SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Short-Term Municipal Trust's Institutional Service Shares as of the calendar year-end for each of nine years.
The `y' axis reflects the "% Total Return" beginning with "-1.00%" and increasing in increments of 1.00% up to 9.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features nine distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1994 through 2002. The percentages noted are (0.13)%, 7.82%, 3.75%, 4.23%, 4.58%, 1.23%, 4.84%,
5.24% and 4.86%, respectively.

The Fund's Institutional Service Shares are sold without a sales charge
(load). The total returns shown in the bar chart above are based upon net asset value.
The Fund's Institutional Service Shares total return for the six month period from January 1, 2003 to June 30, 2003 was 1.69%.

Within the periods shown in the bar chart, the Fund's Institutional Service Shares highest quarterly return was 3.02% (quarter ended March 31, 1995). Its lowest quarterly return was (0.65)% ( quarter ended March 31, 1994).

Average Annual Total Return Table
Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's Institutional Service Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 1-Year Municipal Index (LB1MI) and Lehman Brothers 3-Year Municipal Index (LB3MI), broad based market indexes. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.





(For the periods ended December 31, 2002)
                                                                   Start of
                                       1 Year        5 Year      Performance1
-------------------------------------------------------------------------------
Fund
------------------------------       ------------------------------------------
-------------------------------------                           ---------------
Return Before Taxes                     4.86%        4.14%          4.01%
-------------------------------------            ------------------------------
                                     ------------------------------------------
Return After Taxes on Distributions     4.86%        4.14%          4.01%
2
-------------------------------------------------------------------------------
                                                 ------------------------------
Return after Taxes on Distributions and Sale of
Fund Shares 2                           4.21%        4.08%          3.99%
-------------------------------------------------------------------------------
                 --------------------
LB1MI                                   3.81%        4.52%          4.44%
-------------------------------------------------------------------------------
-------------------------------------            ------------------------------
LB3MI                                   6.72%        5.33%          5.09%
-------------------------------------------------------------------------------

1 The Fund's Institutional Service Shares start of performance date was September 1, 1993.
2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions.
These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


riggs short term tax free bond fund-class r shares

Risk/Return Bar Chart and Table
Riggs Short Term Tax Free Bond Fund-Class R Shares
(formerly Riggs Intermediate Tax Free
Bond Fund)

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS SHORT TERM TAX FREE BOND FUND-CLASS R SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Short Term Tax Free Bond Fund's Class R Shares as of the calendar year-end for each of three years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 8.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 6.89%, 4.71% and 7.33%, respectively.

The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 1.08%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 3.56% (quarter ended September 30, 2002). Its lowest quarterly return was (0.18)% (quarter ended December 31, 2001).

Average Annual Total Return Table
The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 3 Year Municipal Bond Index (LB3MB) and the Lehman Brothers 5 Year Municipal Bond Index (LB5MB), both broad-bases market indexes. The Fund has elected as its benchmark from the LB5MB to the LB3MB. The LB3MB is more representative of the securities typically held by the Fund. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                      1 Year       Start of Performance1
---------------------------------------------------------------------------
--------------------------------------------------------------------------
Class R Shares:
--------------------------------------------------------------------------
                                  ----------------------------------------
Return Before Taxes                    5.33%               5.73%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Return After Taxes on                  5.09%               5.64%
Distributions2
--------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2               4.95%               5.41%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
LB3MB                                  6.72%               6.39%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
LB5MB                                  9.27%               7.53%
--------------------------------------------------------------------------

1 The Fund's Class R Shares start of performance date was December 20,
1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


FEDERATED INTERMEDIATE MUNICIPAL TRUST - RIGGS INTERMEDIATE TAX FREE BOND FUND

federated intermediate municipal trust

Risk/Return Bar Chart and Table
Federated Intermediate Municipal Trust

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis.
The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




[GRAPHIC ILLUSTRATION-FEDERATED INTERMEDIATE MUNICIPAL TRUST]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Intermediate Municipal Trust as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "-6.00%" and increasing in increments of 2.00% up to 14.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 9.72%, (3.79)%, 11.56%, 3.98%, 6.85%, 5.24%,
(2.57)%, 8.86%, 4.17% and 8.03%, respectively.

The Fund's shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

The Fund's total return for the six-month period from January 1, 2003 to June 30, 2003 was 2.97%.

Within the period shown in the bar chart, the Fund's highest quarterly return was 4.55% (quarter ended March 31, 1995). Its lowest quarterly return was (3.85)% (quarter ended March 31, 1994).


Average Annual Total Return Table
Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund to illustrate the effect of federal taxes on Fund returns. Actual after -tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 7 Year General Obligation Municipal Bond Index (LB7GO), a broad-based market index, and the Lipper Intermediate Municipal Debt Funds Average (LIMDFA). The LB7GO is an unmanaged index of municipal bonds, issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of six to eight years. As of January 1996, the index also includes zero coupon bonds and bonds subject to AMT. The LIMDFA represents the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category. Index and average returns do not reflect taxes, sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. Indexes and averages are unmanaged, and it is not possible to invest directly in an index or average.

(For the periods ended December 31, 2002)
                                                 1 Year    5 Years    10 Years
--------------------------------------------------------------------------------

----------------------------------
--------------------------------------------------------------------------------
Returns Before Taxes                             8.03%      4.68%      5.10%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Returns After Taxes on Distributions1            8.03%      4.68%      5.10%
--------------------------------------------------------------------------------
                                  ----------------------------------------------
Returns after Taxes on
Distributions
    and Sale of Fund Shares1                     6.70%      4.67%      5.07%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LB7GO                                            9.99%      5.99%      6.36%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LIMDFA                                           8.53%      5.09%      5.73%
--------------------------------------------------------------------------------

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


riggs intermediate tax free bond fund-class r shares

Risk/Return Bar Chart and Table
Riggs Intermediate Tax Free Bond Fund-Class R Shares
(formerly, Riggs Long Term Tax Free Bond Fund)

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS INTERMEDIATE TAX FREE BOND FUND-CLASS R SHARES] The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Intermediate Tax Free Bond Fund's Class R Shares as of the calendar year-end for each of three years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 2.00% up to 12.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 9.64%, 3.89% and 9.92%, respectively.

The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 3.29%.

Within the period shown in the bar chart, the Fund's highest quarterly return was 5.57% (quarter ended September 30, 2002). Its lowest quarterly return was (0.62)% (quarter ended December 31, 2001).

Average Annual Total Return
Table

The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 10 Year Municipal Bond Index (LB10MB), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.






(For the periods ended December 31, 2002)

                                     1 Year        Start of Performance1
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class R Shares:
-----------------------------------------------------------------------------
                                  -------------------------------------------
Return Before Taxes                  7.92%                 7.10%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Return After Taxes on                7.58%                 6.87%
Distributions2
-----------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2             6.63%                 6.54%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
LB10MB                               10.17%                8.21%
-----------------------------------------------------------------------------

1 The Fund's Class R Shares start of performance date was December 20,
1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


AUTOMATED CASH MANAGEMENT TRUST - RIGGS PRIME MONEY MARKET FUND

automated cash management trust-institutional service shares

Risk/Return Bar Chart and Table
Automated Cash Management Trust -Institutional Service Shares

     The performance information shown below will help you analyze the Fund's investment risks in light of it historical returns. The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




[GRAPHIC ILLUSTRATION-AUTOMATED CASH MANAGEMENT TRUST-INSTITUTIONAL SERVICE SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Automated Cash Management Trust's Institutional Service Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 7.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 2.79%,. 3.91%, 5.61%, 5.04%, 5.18%, 5.13%, 4.77%,
6.02%, 3.83% and 1.36%, respectively.

Historically, the Fund has maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-end basis.

The Fund's Institutional Service Shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

The Fund's Institutional Service Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.39%.

Within the periods shown in the Chart, the Fund's Institutional Service Shares highest quarterly return was 1.55% (quarter ended December 31, 2000). Its lowest quarterly return was 0.28% (quarter ended December 31, 2002).









Average Annual Total Return Table
The following table represents the Fund's Institutional Service Shares Average Annual Total Returns for the calendar periods ending December 31, 2002.


--------------------------------------------
   Calendar Period             Fund
--------------------------------------------
--------------------------------------------
        1 Year                1.36%
--------------------------------------------
--------------------------------------------
       5 Years                4.21%
--------------------------------------------
--------------------------------------------
       10 Years               4.36%
--------------------------------------------

The Fund's Institutional Service Shares 7-Day Net Yield as of December 31, 2002 was 0.93%.
Investors may call the Fund at 1-800-341-7400 to acquire the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

riggs prime money market fund-class r shares

Risk/Return Bar Chart and Table
Riggs Prime Money Market Fund-Class R Shares

[GRAPHIC ILLUSTRATION-RIGGS PRIME MONEY MARKET FUND-CLASS R SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Prime Money Market Fund's Class R Shares as of the calendar year-end for each of seven years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 8.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features seven distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1996 through 2002. The percentages noted are 4.58%, 4.83%, 4.73%, 4.26%, 5.42%, 3.18% and 0.82%,
respectively.

Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-end basis.

The Fund's Class R Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.38%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 1.43% (quarter ended December 31, 2000). Its lowest quarterly return was 0.15% (quarter ended December 31, 2002).










Average Annual Total Return Table
The following table represents the Fund's Class R Shares Average Annual Total Returns

(For the calendar periods ended December 31, 2002)

Calendar Period              Class R Shares
----------------------------------------------
1 Year                            0.82%
----------------------------------------------
----------------------------------------------
5 Years                           3.67%
----------------------------------------------
----------------------------------------------
Start of Performance1             3.93%
----------------------------------------------

1 The Fund's Class R Shares start of performance dates was December 12,
1995.

The Fund's Class R Shares 7-Day Net Yield as of December 31, 2002 was
0.37%. You may call the Fund at (202) 835-5300 or outside the Washington D.C. metropolitan area toll-free 1-800-934-3883 for current 7-Day Net Yield.


Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.



riggs prime money market fund-class y shares

Risk/Return Bar Chart and Table
Riggs Prime Money Market Fund-Class Y Shares

[GRAPHIC ILLUSTRATION-RIGGS PRIME MONEY MARKET FUND-CLASS Y SHARES]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Prime Money Market Fund's Class Y Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 8.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 3.12%, 4.01%, 5.68%, 5.10%, 5.22%, 4.99%, 4.61%, 5.79%,
3.54% and 1.17%, respectively.

Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-end basis.

The Fund's Class Y Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.56%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 1.52% (quarter ended December 31, 2000). Its lowest quarterly return was 0.24% (quarter ended December 31, 2002).

Average Annual Total Return Table
The following table represents the Fund's Class Y Shares Average Annual Total Returns

(For the calendar periods ended December 31, 2002)

Calendar Period                Class Y Shares
----------------------------------------------------
1 Year                              1.17%
----------------------------------------------------
----------------------------------------------------
5 Year                              4.01%
----------------------------------------------------
----------------------------------------------------
10 Years                            4.31%
----------------------------------------------------

The Fund's Class Y Shares 7-Day Net Yield as of December 31, 2002 was 0.72%.

     You may call the Fund at (202) 835-5300 or outside the Washington D.C. metropolitan area toll-free 1-800-934-3883 for current 7-Day Net Yield. Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

AUTOMATED GOVERNMENT MONEY TRUST - RIGGS U.S. TREASURY MONEY MARKET FUND

automated government money trust

Risk/Return Bar Chart and Table
Automated Government Money Trust
The performance information shown below will help you analyze the Fund's investment risks in light of it historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.




[GRAPHIC ILLUSTRATION-AUTOMATED GOVERNMENT MONEY TRUST]
The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Automated Government Money Trust as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 7.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 2.70%, 3.70%, 5.50%, 4.93%, 5.07%, 4.96%, 4.49%, 5.75%, 3.48% and
1.34%, respectively.

Historically, the Fund has maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.


     The Fund's Shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

The Fund's total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.37%

Within the periods shown in the chart, the Fund's highest quarterly return was 1.50% (quarter ended December 31, 2000). Its lowest quarterly return was 0.26% (quarter ended December 31, 2002).


Average Annual Total Return Table
The following table represents the Fund's Shares Average Annual Total Return for the calendar periods ending December 31, 2002.


-------------------------------------------------
   Calendar Period               Fund
-------------------------------------------------
-------------------------------------------------
        1 Year                   1.34%
-------------------------------------------------
-------------------------------------------------
       5 Years                   3.99%
-------------------------------------------------
-------------------------------------------------
       10 Years                  4.18%
-------------------------------------------------

The Fund's 7-Day Net Yield as of December 31, 2002 was 0.80%.
You may call the Fund at 1-800-341-7400 to acquire the current
7-Day Net Yield.
Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

Riggs u.s. treasury money market fund-class r shares

Risk/Return Bar Chart and Table
Riggs U.S. Treasury Money Market Fund-Class R Shares

[GRAPHIC ILLUSTRATION-RIGGS U.S. TREASURY MONEY MARKET FUND-CLASS R SHARES]

     The  graphic   presentation   displayed   here  consists  of  a  bar  chart
representing the annual total returns of the Riggs U.S. Treasury Money Market Fund's Class R Shares as of the calendar year-end for each of four years.

     The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 7.00%.

     The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features four distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2002. The percentages noted are 3.89%, 5.19%, 2.99% and 0.65%, respectively.

     Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-end basis.


The Fund's Class R Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.15%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 1.36% (quarter ended December 31, 2000). Its lowest quarterly return was 0.12% (quarter ended December 31, 2002).


Average Annual Total Return Table
The following table represents the Fund's Class R Shares Average Annual Total Returns

(For the calendar periods ended December 31, 2002)

Calendar Period                    Class R Shares
--------------------------------------------------------------
1 Year                                  0.65%
--------------------------------------------------------------
Start of Performance1                   3.29%
--------------------------------------------------------------

1 The Fund's Class R Shares start of performance date was July 7, 1998.

The Fund's Class R Shares 7-Day Net Yield as of December 31, 2002 was 0.44%. You may call the Fund at (202) 835-5300 or outside the Washington D.C. metropolitan area toll-free 1-800-934-3883 for current 7-Day Net Yield.
Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.



riggs u.s. treasury money market fund-class y shares

Risk/Return Bar Chart and Table
Riggs U.S. Treasury Money Market Fund-Class Y Shares

[GRAPHIC ILLUSTRATION-RIGGS U.S. TREASURY MONEY MARKET FUND-CLASS Y SHARES] The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs U.S. Treasury Money Market Fund's Class Y Shares as of the calendar year-end for each of ten years.
The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 8.00%.
The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 2.60%, 3.55%, 5.40%, 4.85%, 5.00%, 4.75%, 4.24%, 5.56%,
3.35% and 0.97%, respectively.

Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-end basis.

The Fund's Class Y Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value. The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.21%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 1.45% (quarter ended December 31, 2000). Its lowest quarterly return was 0.18% (quarter ended December 31, 2002).

Average Annual Total Return Table
The following table represents the Fund's Class Y Shares Average Annual Total

(For the calendar periods ended December 31, 2002)

Calendar Period           Class Y Shares
---------------------------------------------
1 Year                        0.97%
---------------------------------------------
5 Years                       3.76%
---------------------------------------------
10 Years                      4.02%
---------------------------------------------

The Fund's Class Y Shares 7-Day Net Yield as of December 31, 2002 was 0.54%. You may call the Fund at (202) 835-5300 or outside the Washington D.C. metropolitan area toll-free 1-800-934-3883 for current 7-Day Net Yield.
Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

Investment Advisers
        The Board of Trustees governs the Riggs Funds. The Board selects and oversees the adviser, Riggs Investment Advisors Inc. ("RIA"), a subsidiary of Riggs National Corporation, who manages the Funds' assets, including buying and selling portfolio securities. RIA is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The address of RIA is 800 17th Street, N.W., Washington, D.C. 20006.

        The Adviser or its affiliates have advised the Riggs Funds since September 1991, and as of April 30, 2003, provide investment advice for assets of over $1.9 billion. RIA has a varied client base of approximately 200 other relationships including corporate pension plans, foundations, endowments, and associations.

        A Board of Trustees or a Board of Directors governs each Federated Fund. This Board selects and oversees the adviser, Federated Investment Management Company ("FIMC"), a subsidiary of Federated Investors, Inc. ("Federated"), who manages the Fund's assets, including buying and selling portfolio securities. FIMC is registered as an investment adviser under the Advisers Act. The address of FIMC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

        FIMC and other subsidiaries of Federated advise approximately 138 mutual funds and a variety of separate accounts, which totaled approximately $195 billion in assets as of December 31, 2002. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,700 employees. More than 5,000 investment professionals make Federated funds available to their customers.


Portfolio Managers

Federated Capital Appreciation Fund

David P. Gilmore has been the Fund's Portfolio Manager since September 2000. He is Vice President of Federated Equity Funds. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of the Fund's Adviser in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. Mr. Gilmore is a Chartered Financial Analyst and attended the University of Virginia, where he earned his M.B.A., from September 1995 to May 1997. Mr. Gilmore has a B.S. from Liberty University.

Linda A. Duessel has been the Fund's Portfolio Manager since November 2001. Ms. Duessel joined Federated in 1991and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Fund's Adviser in January 2000 and served as a Vice President of the Fund's Adviser from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Federated Kaufmann Fund

Lawrence Auriana has been the Fund's portfolio manager since April 2001. He is Co-Head of Investment Area. Mr. Auriana was the portfolio manager of the Fund's predecessor, the Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was the President and Treasurer of Edgemont Asset Management Corp., the adviser to the Kaufmann Fund. Mr. Auriana has been engaged in the securities business since 1965.

Hans P. Utsch has been the Fund's portfolio manager since April 2001. He is Co-Head of Investment Area. Mr. Utsch was the portfolio manager of the Fund's predecessor, the Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was Chairman of the Board and Secretary of Edgemont Asset Management Corp., the adviser to the Kaufmann Fund. Mr. Utsch has been engaged in the securities business since 1962.

Federated Total Return Government Bond Fund

Susan M. Nason has been the Fund's Portfolio Manager since its inception. She is Vice President of the Trust. Ms. Nason joined Federated in 1987 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1997. Ms. Nason served as a Portfolio Manager and Vice President of FIMC from 1993 to 1997. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

Todd A. Abraham has been the Fund's Portfolio Manager since February 2003. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of FIMC since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

Federated Total Return Bond Fund

Joseph M. Balestrino has been the Fund's Portfolio Manager since September 1996. He is Vice President of Federated Total Return Series, Inc. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of FIMC since 1998. He was a Portfolio Manager and a Vice President of FIMC from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of FIMC from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Mark E. Durbiano has been the Fund's Portfolio Manager since inception. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of FIMC since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of FIMC. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Donald T. Ellenberger has been the Fund's Portfolio Manager since November 1997. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of FIMC since 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

Christopher J. Smith has been the Fund's Portfolio Manager since June 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of FIMC since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

Federated Short-Term Municipal Trust

Jeff A. Kozemchak has been the Fund's Portfolio Manager since June 1996. He is Vice President of the Fund. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of FIMC since 1999. He was a Portfolio Manager until 1996 and a Vice President of FIMC from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Mary Jo Ochson has been the Fund's Portfolio Manager since January 1997. Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of FIMC since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of FIMC. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Federated Intermediate Municipal Trust

J. Scott Albrecht has been the Fund's Portfolio Manager since July 1995. He is Vice President of Intermediate Municipal Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Vice President of FIMC since 1994. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Mary Jo Ochson has been the Fund's Portfolio Manager since July 1997. Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of FIMC since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of FIMC. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.


Advisory and Other Fees
        The annual investment advisory fee for each Federated Fund and each Riggs Fund, as a percentage of the each Federated Fund's and each Riggs Fund's daily net assets, is as follows:

-------------------------------------------------------------------------------
FEDERATED FUNDS              ADVISORY   RIGGS FUNDS                 ADVISORY
                             FEES                                   FEE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federated Capital            0.75%      Riggs Stock Fund            0.75%
Appreciation Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federated Kaufmann Fund      1.425%     Riggs Small Company Stock   0.80%
                                        Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federated Total Return       0.50%      Riggs U.S. Government       0.75%
Government Bond Fund                    Securities Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federated Total Return Bond  0.40%      Riggs Bond Fund             0.75%
Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federated Short-Term         0.40%      Riggs Short Term Tax Free   0.75%
Municipal Trust                         Bond Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Federated Intermediate       0.40%      Riggs Intermediate Tax      0.75%
Municipal Trust                         Free Bond Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Automated Cash Management    0.50%      Riggs Prime Money Market    0.50%
Trust                                   Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Automated Government Money   0.50%      Riggs U.S. Treasury Money   0.50%
Trust                                   Market Fund
-------------------------------------------------------------------------------

Both the investment adviser to the Federated Funds, FIMC, and the investment adviser to the Riggs Funds, RIA, may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of the respective Fund advised by FIMC or RIA. These voluntary waivers or reimbursements may be terminated by FIMC and RIA, respectively, at any time in each adviser's discretion.

        Federated Services Company ("FServ"), an affiliate of FIMC, provides certain administrative personnel and services necessary to operate the Federated Funds. FServ provides these services at an annual rate based upon the average daily net assets advised by FIMC and its affiliates. The rate charged ranges from 0.150% to 0.075%. FServ's minimum annual administrative fee with respect to Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust and Automated Cash Management Trust is $125,000 per portfolio plus $30,000 for each additional class of shares; and the minimum fee for Federated Intermediate Municipal Trust and Automated Government Money Trust is $125,000 per portfolio. FServ may choose to voluntarily waive a portion of its fee. FServ and Riggs Bank, N.A., an affiliate of RIA, serve as co-administrators to the Riggs Funds and provide certain administrative personnel and services necessary to operate the Riggs Funds. The co-administrators provide these services at an annual rate based upon the average aggregate net assets of the Riggs Funds. For FServ, the rate charged is based on a scale that ranges from 0.125% to 0.075% of the average daily net assets. In addition, FServ receives additional compensation from the Riggs Funds for serving as Riggs Funds' transfer agent. For Riggs Bank, N.A., the rate charged for co-administrative services is 0.02% of the average daily net assets of the Riggs Funds. There is no minimum fee chargeable to each Riggs Fund. FServ and Riggs Bank, N.A. may each voluntarily choose to waive a portion of its fee.


Administrative Fee Expenses

--------------------------------------------------------------------------------
Fund (Fiscal Year End)         Amount/         Fund (Fiscal Year End)  Amount/
                               Percentage of                           Percentage
                               Average Daily                           of Average
                               Net Assets                              Daily Net
                                                                       Assets
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Federated Capital              $1,189,539/     Riggs Stock Fund        $60,192/
Appreciation Fund (October     0.075%          (April 30, 2003)        0.16%
31, 2002)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Federated Kaufmann Fund        $2,736,022/     Riggs Small Company     $52,635/
(October 31, 2002)             0.075%          Stock Fund (April 30,   0.16%
                                               2003)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Federated Total Return         $155,000/       Riggs U.S. Government   $120,097/
Government Bond Fund           0.10%           Securities Fund (April  0.16%
(February 28, 2003)                            30, 2003)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Federated Total Return Bond    $497,702/       Riggs Bond Fund(April   $41,952/
Fund (November 30, 2002)       0.075%          30, 2003)               0.16%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Federated Short-Term           $163,792/       Riggs Short Term Tax    $84,679/
Municipal Trust (June 30,      0.075%          Free Bond Fund (April   0.16%
2002)                                          30, 2003)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Federated Intermediate         $125,000/       Riggs Intermediate Tax  $71,058/
Municipal Trust (May 31,       0.076%          Free Bond Fund (April   0.16%
2002)                                          30, 2003)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Automated Cash Management      $3,321,590/     Riggs Prime Money       $372,180/
Trust (July 31, 2002)          0.075%          Market Fund (April 30,  0.16%
                                               2003)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Automated Government Money     $1,269,366/     Riggs U.S. Treasury     $144,244/
Trust (July 31, 2002)          0.075%          Money Market Fund       0.16%
                                               (April 30, 2003)
------------------------------------------------------------------------------------


        Each Federated Fund and each Riggs Fund has entered into a Shareholder Services Agreement under which it may make payments up to 0.25% of the average daily net asset value of its Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreements provide that Federated Shareholder Services Company ("FSSC"), an affiliate of FIMC, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers.

        Federated Securities Corp. ("FSC"), an affiliate of FIMC, is the principal distributor for Shares of both the Federated Funds and Riggs Funds. Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust; and Class R Shares of the Riggs Funds have adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which each such Fund may pay a fee to the distributor in an amount computed at an annual rate of 0.25% (0.50% for Class R Shares of Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund) of the average daily net assets of the Fund to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust; and Class R Shares of the Riggs Funds do not anticipate making or accruing payments under the Distribution Plan in the immediate future. Federated Intermediate Municipal Trust, Automated Cash Management Trust, Automated Government Money Trust; and Class Y Shares of the Riggs Funds do not have a Rule 12b-1 Plan in effect and, accordingly, do not, nor does FSC, compensate brokers and dealers for sales and administrative services performed in connection with sales Shares of the Funds pursuant to a plan of distribution adopted pursuant to Rule 12b-1.

        FSC and FSSC, from their own assets, may pay financial institutions supplemental fees as financial assistance for providing substantial sales services, distribution-related support services or shareholder services with respect to the Federated Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by FSC may be reimbursed by FIMC or its affiliates.

        The total annual operating expenses for Class A Shares of Federated Capital Appreciation Fund were 1.23% of average daily net assets (after waivers) for the fiscal year ended October 31, 2002. Without such waivers, the expense ratio of Class A Shares of Federated Capital Appreciation Fund would have been 1.48%, or higher by 0.25%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Stock Fund were 1.68% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Stock Fund would have been 1.68%, or higher by 0.00%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs Stock Fund were 1.43% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs Stock Fund would have been 1.43%, or higher by 0.00% of average daily net assets.

        The total annual operating expenses for Class A Shares of Federated Kaufmann Fund were 1.95% of average daily net assets (after waivers) for the fiscal year ended October 31, 2002. Without such waivers, the expense ratio of Class A Shares of Federated Kaufmann Fund would have been 2.125%, or higher by 0.175%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Small Company Stock Fund were 1.70% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Small Company Stock Fund would have been 1.70%, or higher by 0.00%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs Small Company Stock Fund were 1.45% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs Small Company Stock Fund would have been 1.45%, or higher by 0.00%, of average daily net assets.

        The total annual operating expenses for the Institutional Service Shares of Federated Total Return Government Bond Fund were 0.60% of average daily net assets (after waivers) for the fiscal year ended February 28, 2003. Without such waivers, the expense ratio of the Institutional Service Shares of Federated Total Return Government Bond Fund would have been 1.27%, or higher by 0.67%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs U.S. Government Securities Fund were 0.96% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs U.S. Government Securities Fund would have been 1.51%, or higher by 0.55%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs U.S. Government Securities Fund were 0.71% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs U.S. Government Securities Fund would have been 1.26%, or higher by 0.55%, of average daily net assets.

        The total annual operating expenses for the Institutional Service Shares of Federated Total Return Bond Fund were 0.65% of average daily net assets (after waivers) for the fiscal year ended November 30, 2002. Without such waivers, the expense ratio of the Institutional Service Shares of Federated Total Return Bond Fund would have been 1.08%, or higher by 0.43%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Bond Fund were 0.94% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Bond Fund would have been 1.62%, or higher by 0.68%, of average daily net assets.

        The total annual operating expenses for the Institutional Service Shares of Federated Short-Term Municipal Trust were 0.72% of average daily net assets (after waivers) for the fiscal year ended June 30, 2002. Without such waivers, the expense ratio of the Institutional Service Shares of Federated Short-Term Municipal Trust would have been 0.97%, or higher by 0.25%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Short Term Tax Free Bond Fund were 0.94% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Short Term Tax Free Bond Fund would have been 1.52%, or higher by 0.58%, of average daily net assets.


        The total annual operating expenses for the Institutional Shares of Federated Intermediate Municipal Trust were 0.60% of average daily net assets (after waivers) for the fiscal year ended May 31, 2003. Without such waivers, the expense ratio of the Institutional Service Shares of Federated Intermediate Municipal Trust would have been 0.83%, or higher by 0.23%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Intermediate Tax Free Bond Fund were 0.94% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Intermediate Tax Free Bond Fund would have been 1.54%, or higher by 0.60%, of average daily net assets.

        The total annual operating expenses for the Institutional Service Shares of Automated Cash Management Trust were 0.64% of average daily net assets (after waivers) for the fiscal year ended July 31, 2002. Without such waivers, the expense ratio of the Institutional Service Shares of Automated Cash Management Trust would have been 0.90%, or higher by 0.26%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Prime Money Market Fund were 1.07% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Prime Money Market Fund would have been 1.47%, or higher by 0.40%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs Prime Money Market Fund were 0.72% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs Prime Money Market Fund would have been 0.97%, or higher by 0.25%, of average daily net assets.

        The total annual operating expenses for Automated Government Money Trust were 0.59% of average daily net assets (after waivers) for the fiscal year ended July 31, 2002. Without such waivers, the expense ratio of Automated Government Money Trust would have been 0.86%, or higher by 0.27%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs U.S. Treasury Money Market Fund were 1.01% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs U.S. Treasury Money Market Fund would have been 1.49%, or higher by 0.48%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs U.S. Treasury Money Market Fund were 0.76% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs U.S. Treasury Money Market Fund would have been 1.01%, or higher by 0.25%, of average daily net assets.

Purchases, Redemptions and Exchange Procedures; Dividends and Distributions

        The transfer agent and dividend disbursing agent for the Funds is the same, FSSC. Procedures for the purchase, exchange, and redemption of the Federated Funds' Shares are substantially identical to the procedures applicable to the purchase, exchange, and redemption of the Riggs Funds' Shares. Reference is made to the Prospectuses of the Federated Funds and the Prospectuses of the Riggs Funds for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of the Federated Funds' and Riggs Funds' Shares, respectively, each of which is incorporated by reference thereto. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to the Federated Funds' Shares and Riggs Funds' Shares.

Purchases

        The maximum front-end sales charge with respect to purchases of shares of each Federated Fund is as follows: Federated Capital Appreciation Fund (Class A Shares) and Federated Kaufmann Fund (Class A Shares), 5.50%; Federated Total Return Government Bond Fund (Institutional Service Shares), Federated Total Return Bond Fund (Institutional Service Shares), Federated Short-Term Municipal Trust (Institutional Service Shares), Federated Intermediate Municipal Trust (Shares), Automated Cash Management Trust (Institutional Service Shares) and Automated Government Money Trust (Shares), none. Shareholders of Riggs Funds will not be charged front-end sales charges in connection with the Reorganization.


        The Federated Funds are subject to the following investment minimums:
Federated Capital Appreciation Fund (Class A Shares), initial investment $1,500 ($250 for retirement plans), subsequent investment $100 ($100 for retirement plans and $50 for systematic investment plans); Federated Kaufmann Fund (Class A Shares), initial investment $1,500 ($250 for retirement plans), subsequent investment $100 ($100 for retirement plans and $50 for systematic investment plans); Federated Total Return Government Bond Fund (Institutional Service Shares), Federated Total Return Bond Fund (Institutional Service Shares), Federated Short-Term Municipal Trust (Institutional Service Shares), Federated Intermediate Municipal Trust (Shares), Automated Cash Management Trust (Institutional Service Shares) and Automated Government Money Trust (Shares), initial investment $25,000, subsequent investment, none. Initial investment minimums of the Federated Funds will be waived for the purposes of the Reorganization. Purchases of shares of Federated Funds may be made through an investment professional, directly from the Fund or through an exchange from another Federated mutual fund. Purchases through investment professionals may be subject to higher or lower minimum investment requirements

        Class R Shares and Class Y Shares of each Riggs Fund are sold at net asset value, without any front-end load. Class R Shares, however, are subject to a 2.00% contingent deferred sales load ("CDSC") if redeemed within five years of purchase, as described under the subheading "Redemptions" below. Class R Shares of each Riggs Fund are subject to the following investment minimums: initial investment outside of Automated Investment Programs $1,000 ($500 for Individual Retirement Accounts); subsequent investment $100 ($50 for Individual Retirement Accounts). Within Automatic Investments Programs, the minimum investment requirements would be specified in the Riggs Bank, N.A. or RSI Service Agreement. Class Y Shares of each Riggs Fund are subject to the following investment minimums: initial investment $100,000; subsequent investment $100. Purchases of Class R Shares of Riggs Funds may be made through RSI, Riggs Bank, N.A., a Riggs-affiliated broker/dealer or through an exchange from another Riggs Fund. Purchases of Class Y Shares of Riggs Funds may be made through RSI or Riggs Bank, N.A. Riggs Funds reserve the right to reject any purchase request.

        Purchase orders for Federated Funds and Riggs Funds are effected at the offering price next calculated after receipt of the order. The net asset value per share for Federated Kaufmann Fund, Federated Capital Appreciation Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Federated Intermediate Municipal Trust, Riggs Stock Fund, Riggs, Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund and Riggs Intermediate Tax Free Bond Fund is calculated as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on each day on which the NYSE is open for business. The net asset value per share for Automated Cash Management Trust and Automated Government Money Trust is calculated as of 5:00 p.m. (Eastern time) each day the NYSE is open. The net asset value per share for Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund is calculated as of 12:00 noon and 4:00 p.m. (Eastern time) each day the NYSE is open.

        The Federated Capital Appreciation Fund and Federated Kaufmann Fund also provide the following purchase options: by a Systematic Investment Program established with the Fund; through a depository institution that is an automated clearing house (ACH) member and through a Retirement Account. Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust and Federated Intermediate Municipal Trust also provide the following purchase option: through a depository institution that is an ACH member. Automated Cash Management Trust also provides the following purchase options: by Automatic Investments; Invest-By-Phone; Direct Deposit; by a Systematic Investment Program established with the Fund; and through a depository institution that is an ACH member. Automated Government Money Trust also provides the following purchase options: by Automatic Investments; and through a depository institution that is an ACH member. Class R Shares of the Riggs Funds also provide the following purchase options: through Automatic Investing Programs offered through Riggs Bank; by a Systematic Investment Program established with the Fund; through a depository institution that is an ACH member; and through Retirement Investments. Class Y Shares of the Riggs Funds also provide the following purchase options: by a Systematic Investment Program established with the Fund; through a depository institution that is an ACH member; and through Retirement Investments.


Exchanges

        Class A Shares of Federated Capital Appreciation Fund and Class A Shares of Federated Kaufmann Fund may be exchanged at net asset value for Class A Shares of other funds for which FIMC (or its affiliates) serves as adviser. Class A Shares of Federated Capital Appreciation Fund and Federated Kaufmann Fund may be exchanged through an investment professional if you purchased shares through an investment professional or directly from the Fund if you purchased shares directly from the Fund. The exchange is subject to any initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal income tax purposes. Class R Shares of the Riggs Funds may be exchanged at net asset value for Class R Shares of Riggs Funds (with the exception of Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, unless the Riggs Prime Money Market Fund's or Riggs U.S. Treasury Money Market Fund's Shares were acquired in exchange for Class R of a Fund which is not a Money Market Fund). Class R Shares may be exchanged through an investment professional if you purchased shares through an investment professional, directly from the Fund if you purchased shares directly from the Fund, or through RSI. The exchange is subject to any initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal income tax purposes. Class R Shares of the Riggs Funds may be exchanged through RSI for Class R Shares of another Riggs Fund. The exchange is subject to any initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal income tax purposes.

Redemptions

        Redemptions of Class A Shares of Federated Capital Appreciation Fund and Federated Kaufmann Fund; Institutional Service Shares of Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust and Automated Cash Management Trust; and Shares of Federated Intermediate Municipal Trust and Automated Government Money Trust may be made through an investment professional, by telephone or by mailing a written request. Shares are redeemed at their net asset value next determined after the redemption request is received in proper form on each day on which the Fund computes its net asset value less, in the case of Class A Shares of Federated Capital Appreciation Fund and Federated Kaufmann Fund, a CDSC of 0.75% of the redemption amount with respect to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction. Class A Shares received by Riggs Fund shareholders in the Reorganizations will not be subject to this CDSC, but the CDSC may apply on future purchases of Class A Shares depending upon the nature of the arrangement under which such shares are purchased. Proceeds normally are wired or mailed within one business day after receiving a request in proper form, although payment may be delayed up to seven days. Federated Funds offer the following redemption options: an electronic transfer to your account at a financial institution that is an ACH member, or wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

        Redemptions of Class R Shares or Class Y Shares of the Riggs Funds may be made through Riggs Bank for its trust customers or through RSI by telephone or by mailing a written request. Class R Shares of the Riggs Funds are redeemed at the net asset value next determined after the redemption request is received in proper form on each day that the Funds compute their net asset value, less in the case of Class R Shares (except Class R Shares of Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, unless the Riggs Prime Money Market Fund's or Riggs U.S. Treasury Money Market Fund's Shares were acquired in exchange for Class R Shares of a Fund which is not a Money Market Fund) a CDSC applicable to shares redeemed within five years of purchase equal to 2.00% on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption. Proceeds normally are wired or mailed within one business day after receiving a request in proper form, although payment may be delayed up to seven days. Riggs Funds offers the following redemption options: an electronic transfer to your account at a financial institution that is an ACH member, or wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.


Dividends and Other Distributions

        With respect to Federated Capital Appreciation Fund and Federated Kaufmann Fund, dividends are declared and paid annually. With respect to Riggs Stock Fund and Riggs Small Company Stock Fund, dividends are declared and paid quarterly, and capital gain distributions, if any, at least annually. With respect to the Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Federated Intermediate Municipal Trust, Automated Cash Management Trust, Automated Government Money Trust, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, dividends are declared daily and paid monthly. With respect to all Federated Funds and all Riggs Funds, capital gains distributions, if any, are paid at least annually. Unless a shareholder otherwise instructs, dividends and/or capital gain distributions will be reinvested automatically in additional shares at net asset value.


                    INFORMATION ABOUT THE REORGANIZATIONS

Description of the Plans of Reorganization

The following summary is qualified in its entirety by reference to the form of Plan found in Exhibit A. Each Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or about September 26, 2003. The Plans provide that all of the assets of each Riggs Fund will be transferred to the corresponding Federated Fund at 4:00 p.m. Eastern time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, each Federated Fund will simultaneously issue a number of full and fractional Federated Fund Shares to the corresponding Riggs Fund equal in value to the aggregate net asset value of the corresponding Riggs Fund calculated at the time of the Reorganization.

      Following the transfer of assets in exchange for the respective Federated Fund Shares, each corresponding Riggs Fund will distribute all the Federated Fund Shares pro rata to its shareholders of record in complete liquidation. Shareholders of each Riggs Fund owning shares at the time of the Reorganization will receive a number of the corresponding Federated Fund Shares with the same aggregate value as the shareholder had in the Riggs Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of each Riggs Fund's shareholder on the share records of the corresponding Federated Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional Federated Fund Shares due to the shareholder of the corresponding Riggs Fund. The Riggs Funds will then be terminated. The Federated Funds do not issue share certificates to shareholders. Federated Fund Shares to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by Riggs Funds' shareholders.

      The Plans contain customary representations, warranties and conditions. Each Plan provides that the consummation of the Reorganization with respect to the Riggs Fund and the corresponding Federated Fund is conditioned upon, among other things: (i) approval of the Reorganization by the applicable Riggs Fund's shareholders; and (ii) the receipt by the Riggs Fund and the Federated Fund of a tax opinion to the effect that the Reorganization will be tax-free to the Riggs Fund and its shareholders, and the Federated Fund. Any Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true, or the Board of Trustees of the Riggs Funds, Federated Equity Funds, Federated Total Return Government Bond Fund, Federated Short-Term Municipal Trust, Intermediate Municipal Trust or Money Market Obligations Trust, and the Board of Directors of Federated Total Return Series, Inc., as the case may be, determines that the Reorganization is not in the best interest of the shareholders of the Riggs Fund or the corresponding Federated Fund, respectively.


      Costs of Reorganization. The expenses of each Reorganization will be paid by FIMC and/or RIA. Reorganization expenses include, without limitation:
(a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees;
(e) legal fees incurred by each Fund; (f) solicitation costs; and (g) other related administrative or operational costs. Any registration or licensing fee will be borne by the Federated Fund incurring such fee.

Description of Federated Fund Shares and Capitalization

      Federated Fund Shares to be issued to shareholders of the Riggs Funds under the Plans will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of each Federated Fund provided herewith for additional information about Federated Fund Shares.

      The following tables show the capitalization of each Federated Fund and the corresponding Riggs Fund as of July 15, 2003, and on a pro forma basis as of that date to:


FEDERATED CAPITAL APPRECIATION FUND - RIGGS STOCK FUND

-----------------------------------------------------------------------------------------
                   Riggs Stock       Riggs Stock      Federated         Federated
                   Fund-Class R      Fund-Class Y     Capital           Capital
                   Shares            Shares           Appreciation      Appreciation
                                                      Fund-Class A      Fund-Class A
                                                      Shares            Shares Pro
                                                                        Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $14,596,246       $5,380,483       $1,946,803,407    $1,966,780,136
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $6.73             $6.80            $21.58            $21.58
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 2,167,463         791,370          90,195,114        91,139,024
-----------------------------------------------------------------------------------------


FEDERATED KAUFMANN FUND - RIGGS SMALL COMPANY STOCK FUND

-----------------------------------------------------------------------------------------
                   Riggs Small       Riggs Small      Federated         Federated
                   Company Stock     Company Stock    Kaufmann          Kaufmann
                   Fund-Class R      Fund-Class Y     Fund-Class A      Fund-Class A
                   Shares            Shares           Shares            Shares Pro
                                                                        Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $12,948,174       $14,885,675      $808,636,673      836,470,522
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $12.53            $12.71           $4.41             $4.41
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 1,033,567         1,171,505        183,206,752       189,675,855
-----------------------------------------------------------------------------------------


FEDERATED TOTAL RETURN GOVERNMENT BOND FUND - RIGGS U.S. GOVERNMENT SECURITIES FUND

-----------------------------------------------------------------------------------------
                   Riggs U.S.      Riggs U.S.     Federated Total    Federated Total
                   Government      Government     Return Government  Return Government
                   Securities      Securities     Bond               Bond
                   Fund-Class R    Fund-Class Y   Fund-Institutional Fund-Institutional
                   Shares          Shares         Service Shares     Service Shares Pro
                                                                     Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $15,542,163     $17,402,863    $46,546,655        $79,491,681
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $10.36          $10.36         $11.12             $11.12
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 1,500,782       1,679,004      4,184,689          7,148,532
-----------------------------------------------------------------------------------------


FEDERATED TOTAL RETURN BOND FUND - RIGGS BOND FUND

-----------------------------------------------------------------------------------------
                   Riggs Bond         Federated Total Return   Federated Total Return
                   Fund-Class R       Bond Fund-Institutional  Bond Fund-Institutional
                   Shares             Service Shares           Service Shares Pro Forma
                                                               Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $17,634,868        $412,099,932             $429,734,800
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $10.98             $10.83                   $10.83
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 1,606,405          38,050,050               39,680,037
-----------------------------------------------------------------------------------------


FEDERATED SHORT-TERM MUNICIPAL TRUST - RIGGS SHORT TERM TAX FREE BOND FUND

-----------------------------------------------------------------------------------------
                   Riggs Short Term   Federated Short-Term     Federated Short-Term
                   Tax Free Bond      Municipal                Municipal
                   Fund-Class R       Trust-Institutional      Trust-Institutional
                   Shares             Service Shares           Service Shares Pro Forma
                                                               Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $42,159,837        $24,128,938              $66,288,775
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $10.46             $10.45                   $10.45
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 4,030,262          2,310,094                6,343,423
-----------------------------------------------------------------------------------------


FEDERATED INTERMEDIATE MUNICIPAL TRUST - RIGGS INTERMEDIATE TAX FREE BOND FUND

-----------------------------------------------------------------------------------------
                   Riggs Intermediate    Federated             Federated Capital
                   Tax Free Bond         Intermediate          Appreciation Fund-Shares
                   Fund-Class R Shares   Municipal Trust-      Pro Forma Combined
                                         Shares
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $35,427,461           $156,850,946          $192,278,407
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $10.75                $10.66                $10.66
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 3,296,928             14,712,219            18,037,374
-----------------------------------------------------------------------------------------


AUTOMATED CASH MANAGEMENT TRUST - RIGGS PRIME MONEY MARKET FUND

-----------------------------------------------------------------------------------------
                   Riggs Prime     Riggs Prime     Automated Cash   Automated Cash
                   Money Market    Money Market    Management       Management
                   Fund-Class R    Fund-Class Y    Trust-InstitutionTrust-Institutional
                   Shares          Shares          Service Shares   Service Shares Pro
                                                                    Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $34,465,993     $175,937,900    $1,833,879,326   $2,044,283,219
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $1.00           $1.00           $1.00            $1.00
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 34,416,085      175,973,669     1,833,885,820    2,044,275,574
-----------------------------------------------------------------------------------------


AUTOMATED GOVERNMENT MONEY TRUST - RIGGS U.S. TREASURY MOENY MARKET FUND

-----------------------------------------------------------------------------------------
                   Riggs U.S.        Riggs U.S.       Automated        Automated
                   Treasury Money    Treasury Money   Government       Government Money
                   Market Fund       Market           Money            Trust-Shares Pro
                   Fund-Class R      Fund-Class Y     Trust-Shares     Forma Combined
                   Shares            Shares
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $25,946,424       $54,603,698      $1,106,845,626   $1,187,395,748
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $1.00             $1.00            $1.00            $1.00
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 25,947,324        54,604,426       1,106,774,083    1,187,325,833
-----------------------------------------------------------------------------------------

Federal Income Tax Consequences

      As a condition to each Reorganization, the Federated Fund and the corresponding Riggs Fund will receive an opinion of counsel, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization as set forth in the Plan will constitute a "reorganization" under section 368(a) (1) of the Code, and the Federated Fund and the corresponding Riggs Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

o no gain or loss will be recognized by the Federated Fund upon its receipt of the corresponding Riggs Fund's assets solely in exchange for the Federated Fund Shares;

o no gain or loss will be recognized by the Riggs Fund upon transfer of its assets to the corresponding Federated Fund solely in exchange for the Federated Fund Shares or upon the distribution of the Federated Fund Shares to the Riggs Fund's shareholders in exchange for their Riggs Fund Shares;

o no gain or loss will be recognized by shareholders of the Riggs Fund upon exchange of their Riggs Fund Shares for the corresponding Federated Fund Shares;

o the tax basis of the assets of the Riggs Fund acquired by the Federated Fund will be the same as the tax basis of such assets to the Riggs Fund immediately prior to the Reorganization;

o the aggregate tax basis of the Federated Fund Shares received by each shareholder of the corresponding Riggs Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Riggs Fund held by such shareholder immediately prior to the Reorganization;

o the holding period of the Riggs Fund's assets in the hands of the corresponding Federated Fund will include the period during which those assets were held by the Riggs Fund; and

o the holding period of the Federated Fund Shares received by each shareholder of the corresponding Riggs Fund pursuant to the Plan will include the period during which the shares of the Riggs Fund exchanged therefor were held by such shareholder, provided the shares of the Riggs Fund were held as capital assets on the date of the Reorganization.

      The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganizations on the Federated Funds, the Riggs Funds or the Riggs Funds' shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of the Riggs Funds should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganizations.

Agreement Among Riggs Investment Advisors Inc., Riggs National Corporation and Federated Investors, Inc.

        Riggs Bank N.A. ("Riggs Bank"), RIA and Federated have entered into a definitive agreement (the "Fund Purchase Agreement") regarding the sale by RIA of certain of its assets to Federated, Riggs Bank's and RIA's cooperation in the reorganization of the Riggs Funds and related matters. Pursuant to the agreement, RIA will receive from Federated a lump sum payment on the closing date of the Reorganization based primarily upon the net assets of the Riggs Funds, as well as installment payments subsequent to that date. The installment payments will be based upon the amount of certain classes of assets maintained in certain Federated mutual funds by Riggs Fund shareholders following the Reorganization. Consummation of the agreement is conditioned upon, among other things, shareholders of the Riggs Funds approving the Reorganization.

        Also in connection with the Reorganization, it is expected that Riggs Bank or one of its subsidiaries will enter into an agreement with subsidiaries of Federated pursuant to which Riggs Bank or one of its subsidiaries would be entitled to receive servicing and/or account administration fees on shareholder accounts in certain Federated mutual funds for which Riggs Bank or one of its subsidiaries provides services. For more information with respect to applicable arrangements for the payment of servicing and/or account administration fees, see "Comparative Fee Tables" and "Advisory and Other Fees" herein.

Reasons for the ReorganizationS

      Pronounced declines in the asset levels of the Riggs Funds during the past few years have, in the opinion of RIA, caused the long-term viability of the Riggs Funds to become questionable. Accordingly, RIA has over the past several months actively pursued alternatives which would allow Riggs Funds shareholders to continue their original investment objectives through a tax-free combination of their Riggs Fund with a comparable portfolio of another fund group. After extensive discussions between representatives of RIA and FServ, RIA determined to recommend to the Board of Riggs Funds and the Federated Funds to consider and approve the Reorganizations as being in the best interest of Riggs Fund Shareholders.

      The Board of Trustees met on July 10, 2003 to receive information concerning the Riggs Funds, to review this information and to consider the terms of the proposed Reorganizations. After consultation with legal counsel, the Board of Trustees, including the trustees who are not "interested persons" (within the meaning of the 1940 Act), unanimously approved the Plans and recommended their approval by the shareholders of the Riggs Funds. In approving the Reorganizations, the Board of Trustees determined that participation in the Reorganizations is in the best interests of the Riggs Funds and that the interests of the shareholders of the Riggs Funds would not be diluted as a result of the Reorganizations. In approving the Plans, the Board of Trustees considered a number of factors, including the following:

-     the terms and conditions of the Plans;

-     the compatibility of the Funds' objectives, limitations, and policies;

-     performance history of the Riggs Funds and the Federated Funds;

- historic expenses ratios of the Riggs Funds and the Federated Funds on a comparative basis and projected pro forma estimated expense ratios for the Federated Funds;

-     possible economies of scale to be gained from the Reorganization;

- the fact that the Reorganization is expected to be free from federal taxes; and

- the agreement by FIMC and/or RIA, or their respective affiliates, to bear the expenses of the Reorganizations incurred by the Riggs Funds.

BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH
                    RIGGS FUND APPROVE THE REORGANIZATION.

Comparative Information on Shareholder Rights and Obligations

        GENERAL. Both the Federated Funds and Riggs Funds are open-end, diversified series of management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. Each of Federated Funds and the Riggs Funds is a series of a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts, except that Federated Total Return Bond Fund is organized as a Maryland corporation pursuant to its Articles of Incorporation under the laws of the State of Maryland. Each of the Federated Funds and the Riggs Funds is governed by its respective Declaration of Trust/Articles of Incorporation, Bylaws and Board of Trustees/Directors, in addition to applicable state and federal law. The rights of shareholders of the Federated Funds and shareholders of the Riggs Funds as set forth in the applicable Declaration of Trust/Articles of Incorporation and Bylaws are substantially identical. Set forth below is a brief summary of the significant rights of shareholders of the Federated Funds and shareholders of the Riggs Funds.

        SHARES OF THE FEDERATD FUNDS AND THE RIGGS FUNDS. The Federated Funds are authorized to issue an unlimited number of shares of beneficial interest, which have no par value. The Board of Federated Equity Funds has established four classes of shares of Federated Capital Appreciation Fund and Federated Kaufmann Fund, known has Class A Shares, Class B Shares, Class C Shares and Class K Shares. The Board of Federated Short-Term Municipal Trust has established two classes of shares, known as Institutional Shares and Institutional Service Shares. The Board of Intermediate Municipal Trust has established one class of Shares of Federated Intermediate Municipal Trust. The Board of Federated Total Return Government Bond Fund has established two classes of shares, known as Institutional Shares and Institutional Service Shares. The Board of Federated Total Return Series, Inc. has established six classes of shares of Federated Total Return Bond Fund, known as Class A Shares, Class B Shares, Class C Shares, Class K Shares, Institutional Shares and Institutional Service Shares. The Board of Money Market Obligations Trust has established three classes of shares of Automated Cash Management Trust, known as Institutional Shares, Institutional Service Shares and Cash II Shares, and one class of Shares of Automated Government Money Trust. The Riggs Funds are authorized to issue an unlimited number of shares of beneficial interest, which have no par value. The Board of Riggs Funds has established two classes of shares of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, known as Class R Shares and Class Y Shares. The Board of Riggs Funds has established one class of shares of Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund and Riggs Intermediate Tax Free Bond Fund, known as Class R Shares. Issued and outstanding shares of both of the Federated Funds and Riggs Funds are fully paid and non-assessable, and freely transferable.

        VOTING RIGHTS. Neither the Federated Funds nor Riggs Funds is required to hold annual meetings of shareholders, except as required under the 1940 Act. Shareholder approval is necessary only for certain changes in operations or the election of trustees under certain circumstances. Each of the Federated Funds and the Riggs Funds requires that a special meeting of shareholders be called for any permissible purpose upon the written request of the holders of at least 10% of the outstanding shares of the series or class of the Federated Funds or the Riggs Funds, as the case may be, entitled to vote. Each share of each Federated Fund and each Riggs Fund gives the shareholder one vote in trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in each of the Federated Funds and the Riggs Funds have equal voting rights with other portfolios or classes within the business trust or corporation (referred to as the "Riggs Trust" or a "Federated Entity") of which they are a series, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

        TRUSTEES/DIRECTORS. The Declarations of Trust/Articles of Incorporation for the Federated Entities and the Declaration of Trust for the Riggs Trust each provide that the term of office of each Trustee/Director shall be for the lifetime of the applicable Federated Trust or the Riggs Trust, as the case may be, or the earlier of his or her death, resignation, retirement, removal or mental or physical incapacity. A Trustee/Director of either Federated Entity or the Riggs Funds may be removed by : (i) written instrument signed by at least two-thirds of the Trustees/Directors, (ii) a majority vote of the Trustees/Directors if the Trustee/Director has become mentally or physically incapacitated or (iii) a vote of two-thirds of the outstanding shares at any special meeting of shareholders. A vacancy on the Board may be filled by the Trustees/Directors remaining in office. A meeting of shareholders will be required for the purpose of electing additional Trustees/Directors whenever fewer than a majority of the Trustees/Directors then in office were elected by shareholders.

        LIABILITY OF TRUSTEES/DIRECTORS AND OFFICERS. Under the Declarations of Trust/Articles of Incorporation for the Federated Entities and the Declaration of Trust for the Riggs Trust, a Trustee/Director or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Bylaws for the Federated Entities and the Bylaws for the Riggs Trust each further provide that Trustees and officers will be indemnified by the applicable Federated Entity or the Riggs Funds, as the case may be, to the fullest extent permitted by law against liability and against all expenses of litigation unless the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.

        SHAREHOLDER LIABILITY. Under certain circumstances, shareholders of any of the Federated Funds may be held personally liable as partners under Massachusetts law or Maryland law, as applicable, for obligations of the applicable Federated Entity on behalf of the applicable Federated Fund. To protect its shareholders, each Federated Fund has filed legal documents with the Commonwealth of Massachusetts or State of Maryland, as applicable, that expressly disclaim the liability of its shareholders for such acts or obligations of the applicable Federated Entity. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the applicable Federated Entity or its Trustees/Directors enter into or sign.

        In the unlikely event a shareholder is held personally liable for a Federated Entity's obligations on behalf of a Federated Fund, the Federated Entity is required to use its property to protect or compensate the shareholder. On request, such Federated Entity will defend any claim made and pay any judgment against a shareholder for any act or obligation on behalf of such Federated Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if such Federated Entity itself cannot meet its obligations to indemnify shareholders and pay judgments against them from assets of such Federated Fund.

        Shareholders of the Riggs Funds have the same potential liability under Massachusetts law.

        TERMINATION. In the event of the termination of any Federated Entity or any portfolio or class of such Federated Entity or of the termination of the Riggs Trust or any portfolio or class of the Riggs Trust, the shareholders of the respective portfolio or class are entitled to receive, when and as declared by its Trustees/Directors, the excess of the assets belonging to the respective portfolio or class over the liabilities belonging to the respective portfolio or class. In either case, the assets belonging to the portfolio or class will be distributed among the shareholders in proportion to the number of shares of the respective portfolio or class held by them.




            INFORMATION ABOUT THE FEDERATED FUNDS AND RIGGS FUNDS

FEDERATED FUNDS
      Each Federated Trust, on behalf of the applicable Federated Fund, is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy and information statements, and other information filed by such Federated Trust, on behalf of such Federated Fund, can be obtained by calling or writing such Federated Trust and can also be inspected and copied by the public at the public reference facilities maintained by the Securities and Exchange Commission in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549 and at certain of its regional offices located at Room 1204, Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL 60604 and 233 Broadway, New York, NY 10007. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or obtained electronically from the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

      This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by each Federated Trust, on behalf of the applicable Federated Fund, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the applicable Federated Trust, the applicable Federated Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the Securities and Exchange Commission.


Riggs Funds
      Each Riggs Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, the proxy and information statements, and other information filed by the Riggs Funds can be obtained by calling or writing the Riggs Funds and can also be inspected and copied by the public at the public reference facilities maintained by the Securities and Exchange at the addresses listed in the previous section, or obtained electronically from the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).



              ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

      Proxies are being solicited by the Board of the Riggs Funds, on behalf of its portfolios, the Riggs Funds. The proxies will be voted at the special meeting of shareholders of the Riggs Funds to be held on September 24, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FIMC and/or RIA. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of FIMC, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. FIMC and/or RIA may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.


      The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about August 25, 2003 to shareholders of record at the close of business on August 14, 2003 (the "Record Date").


      Annual and semi-annual reports of Federated Capital Appreciation Fund, which includes audited financial statements for the fiscal year ended October 31, 2002 and unaudited financial statements for the period ended April 30, 2003, respectively; annual and semi-annual reports of Federated Kaufmann Fund, which includes audited financial statements for the fiscal year ended October 31, 2002 and unaudited financial statements for the period ended April 30, 2003, respectively; annual report of Federated Total Return Government Bond Fund, which includes audited financial statements for the fiscal year ended February 28, 2003; annual and semi-annual reports of Federated Total Return Bond Fund, which includes audited financial statements for the fiscal year ended November 30, 2002 and unaudited financial statements for the period ended May 31, 2003, respectively; annual and semi-annual reports of Federated Short-Term Municipal Trust, which includes audited financial statements for the fiscal year ended June 30, 2002 and unaudited financial statements for the period ended December 31, 2002, respectively; the annual report of Federated Intermediate Municipal Trust, which includes the audited financial statements for the fiscal year ended May 31, 2003 ; annual and semi-annual reports of Automated Cash Management Trust, which includes the audited financial statements for the fiscal year ended July 31, 2002 and the unaudited financial statements for the period ended January 31, 2003, respectively; annual and semi-annual reports of Automated Government Money Trust, which includes audited financial statements for the fiscal year ended July 31, 2002 and unaudited financial statements for the period ended January 31, 2003; and the annual report of Riggs Funds, which includes audited financial statements for the fiscal year ended April 30, 2003, were previously mailed to shareholders. The Federated Funds or Riggs Funds, as the case may be, will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the annual reports and/or the semi-annual reports for the Federated Funds and the Riggs Funds. Requests for annual reports or semi-annual reports for the Federated Funds and the Riggs Funds may be made by writing to the Federated Funds' or the Riggs Funds' principal executive offices or by calling the Federated Funds or the Riggs Funds. The principal executive offices of both the Federated Funds and Riggs Funds are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Federated Funds' toll-free telephone number is 1-800-341-7400, and the Riggs Funds' toll-free telephone number is 1-800-934-3883.


Proxies, Quorum and Voting at the Special Meeting

        Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Funds is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Federated Funds are not being solicited since their approval is not required in order to effect each Reorganization.

                  Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Riggs Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.

            Each Riggs Fund will vote separately on the approval of each Plan. In order to hold the Special Meeting with respect to a Riggs Fund, a "quorum" of shareholders of that Fund must be present. Holders of greater than fifty percent (50%) of the total number of outstanding shares of the applicable Riggs Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal relating to that Fund.

            Shareholder approval with respect to a Riggs Fund requires the affirmative vote of more than 50% of the outstanding shares of each of such Riggs Fund. In the event that shareholders of one Riggs Fund do not approve the Plan, Reorganizations will proceed with respect to the Riggs Funds that have approved the Plan, subject to the other conditions contained in the Plan having been met.

            For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

            If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Proxy Statement and Prospectus prior to any such adjournment if sufficient votes have been received for approval.


Share Ownership of the Funds

Officers and Trustees of Riggs Funds own less than 1% of the Riggs Stock Fund's outstanding Shares.


At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Stock Fund:

[To be supplied]


At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs Stock Fund:
[To be supplied]


Officers and Trustees of the Federated Equity Funds own less than 1% of Federated Capital Appreciation Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Federated Capital Appreciation Fund:

[To be supplied]

Officers and Trustees of the Riggs Funds own less than 1% of Riggs Small Company Stock Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Small Company Stock Fund:

[To be supplied]

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs Small Company Stock Fund:

[To be supplied]
Officers and Trustees of the Federated Equity Funds own less than 1% of Federated Kaufmann Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Federated Kaufmann Fund:

[To be supplied]

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs U.S. Government Securities Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs U.S. Government Securities Fund:

[To be supplied]

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs U.S. Government Securities Fund:

[To be supplied]

Officers and Trustees of Federated Total Return Government Bond Fund own less than 1% of the Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Federated Total Return Government Bond Fund:

[To be supplied]

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs Bond Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Bond Fund:

[To be supplied]


Officers and Trustees of the Federated Total Return Bond Series, Inc. own less than 1% of Federated Total Return Bond Fund's Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Federated Total Return Bond Fund:

[To be supplied]

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs Short Term Tax Free Bond Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Short Term Tax Free Bond Fund:

[To be supplied]


Officers and Trustees of Federated Short-Term Municipal Trust. own less than 1% of the Fund's Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Federated Short-Term Municipal Trust.

[To be supplied]

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs Intermediate Tax Free Bond Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Intermediate Tax Free Bond Fund:

[To be supplied]

Officers and Trustees of the Intermediate Municipal Trust own less than 1% of the Federated Intermediate Municipal Trust's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Federated Intermediate Municipal Trust:

[To be supplied]

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs Prime Money Market Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Prime Money Market Fund:

[To be supplied]

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs Prime Money Market Fund:

[To be supplied]

Officers and Trustees of the Money Market Obligations Trust own less than 1% of the Automated Cash Management Trust's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Automated Cash Management Trust:

[To be supplied]

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs U.S. Treasury Money Market Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs U.S. Treasury Money Market Fund:

[To be supplied]

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs U.S. Treasury Money Market Fund:

[To be supplied]

Officers and Trustees of the Money Market Obligations Trust own less than 1% of the Automated Government Money Trust's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Shares of Automated Government Money Trust:

[To be supplied]




         OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Riggs Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Riggs Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Riggs Funds.

------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
 AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN
                              THE UNITED STATES.
------------------------------------------------------------------------------

                                            By Order of the Board of Trustees,



                                                             C. Grant Anderson
                                                           Assistant Secretary
__________, 2003

                                                                     EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION


        AGREEMENT AND PLAN OF REORGANIZATION dated __________, 2003 (the "Agreement"), by and between, Money Market Obligations Trust, a Massachusetts business trust, on behalf of its portfolio, Automated Cash Management Trust (the "Acquiring Fund"), and Riggs Funds, a Massachusetts business trust ("Riggs Funds"), on behalf of its portfolio, Riggs Prime Money Market Fund (the "Acquired Fund").

        This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Institutional Service Shares of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

        WHEREAS, the Acquired Fund is a separate series of Riggs Funds, respectively; the Acquiring Fund and Riggs Funds are each a registered open-end management investment company; and the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest;

        WHEREAS, each of the Acquired Fund and the Acquiring Fund is authorized to issue their shares of beneficial interest;

        WHEREAS, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

        WHEREAS, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act), of Riggs Funds has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

        NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

        1.1 Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Acquired Fund, including all securities and cash, and the Acquiring Fund agrees in exchange therefor to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3. Such transaction shall take place at the Closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the stock record books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

        1.2 The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.


        1.3 Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, together with proper instructions and all necessary documents to transfer such assets to the account of the Acquiring Fund, free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of currency and immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

        1.4 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends or interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

        1.5 As soon after the Closing Date as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph
1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share record books of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding Class R Shares and Class Y Shares of the Acquired Fund ("Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. Share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

        1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

        1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

        1.8 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later dates, with respect to liquidation and termination of the Acquired Fund, on which the Acquired Fund is liquidated and terminated.

        2.      VALUATION

        2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information. The Acquiring Fund and Acquired Fund agree to use all commercially reasonable efforts to resolve any material differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund. Where a pricing difference results from a difference in pricing methodology, the parties will eliminate such difference by using the Acquiring Fund's methodology in valuing the Acquired Fund's assets.

        2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.

        2.3 The number of Acquiring Fund Shares (including fractional shares, if any to be rounded to the third decimal place) to be issued by the Acquiring Fund in exchange for the Acquired Fund's net assets shall be determined by dividing the aggregate net asset value of each class of the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per share of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

        2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

      3.               CLOSING AND CLOSING DATE

        3.1 The Closing Date shall be _________, 2003 or such later date as the parties may mutually agree. All acts taking place at the Closing Date shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:00 p.m. (Eastern time) at the offices of Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3779, or such other time and/or place as the parties may mutually agree.

        3.2 If on the Valuation Date (a) the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

        3.3 Federated Services Company, as transfer agent for the Acquired Fund and the Acquiring Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption agreements, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

        4.      REPRESENTATIONS AND WARRANTIES

        4.1 Riggs Funds, on behalf of itself and the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

                (a) Riggs Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement. The Acquired Fund is a duly established and designated series of Riggs Funds.

                (b) Riggs Funds is registered under the 1940 Act, as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                (c) Riggs Funds is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound.

                (d) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will result in liability to it after the Closing Date.

                (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                (f) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (g) The statements of assets and liabilities, including portfolios of investments, of the Acquired Fund at April 30, 2003 and 2002, and the related statements of operations, statements of changes in net assets and financial highlights for the years then ended, have been audited by KPMG LLP, independent accountants. Such audited statements have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

                (h) Since April 30, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.

                (i) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (k) All Acquired Funds Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the Acquired Fund Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

                (l) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trustees of the Riggs Funds, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (n) The prospectus/proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material factor or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                (o) Federated Investors, Inc. and Riggs Investment Advisors, Inc. have agreed to assume the expense of the Reorganization including accountants' fees, legal fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the Special Meeting of Shareholders.

        4.2 The Acquiring Fund represents and warrants to Riggs Funds, on behalf of the Acquired Fund, as follows:

                (a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted and to carry out this Agreement.

                (b) The Acquiring Fund is registered under the 1940 Act as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty under any agreement, judgement or decree to which the Acquiring Fund is a party or by which it is bound.

                (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (f) The statements of assets and liabilities, including portfolios of investments, of the Acquiring Fund at July 31, 2002 and 2001, and related statements of operations, statements of changes in net assets and financial highlights for the years then ended, have been audited by Ernst and Young LLP, independent auditors. Such audited statements, together with the unaudited statement of assets and liabilities, including portfolios of investments, of the Acquiring Fund at January 31, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for the six months then ended, have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.

                (g) Since January 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of any indebtedness, except as otherwise disclosed to and accepted by the Acquired Fund.

                (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (j) All Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other right to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Trustees, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (l) The Prospectus/Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                (m) Federated Investors, Inc. and Riggs Investment Advisors, Inc. have agreed to assume the expenses of the Reorganization including accountants' fees, legal fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the Special Meeting of Shareholders.

                (n) No consideration other than Acquiring Fund Shares will be issued in exchange for the assets of the Acquired Fund in the Reorganization.

                (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), or the 1940 Act for the execution or performance of this Agreement by the Acquiring Fund, on behalf of the Acquiring Fund, except for
(a) the filing with the SEC of the Registration Statement; and (b) such consents, approvals, authorizations, and filings as may have been made or received or as may be required subsequent to the Closing.

        5.      COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

        5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

        5.2 Riggs Funds will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

        5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of
Section 381 of the Code and which will be certified by the Acquired Fund's President and its Treasurer.

        5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a Prospectus/Proxy Statement, referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meetings of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

        5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

        5.7 On or before the Valuation Date, the Acquired Fund shall have declared and paid a dividend or dividends, with a record date and ex-dividend date on or before the Valuation Date, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods or years ending on or the Closing Date, and all of its net capital gain realized (after reduction for any capital loss carryforward), if any, in all taxable periods or years ending on or before the Closing Date.

        6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        6.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

        6.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

        7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

                The obligations of the Acquired Fund to consummate the transactions provided herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        7.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

        8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

                If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

        8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Riggs Funds' Declaration of Trust.

        8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

        8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        8.5 The parties shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for Federal income tax purposes:

                (a) The transfer of all of the Acquired Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) (1) of the Code, and the Acquiring Fund and the Acquired Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares.

                (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund Shares.

                (d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

                (e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization

                (f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

        8.6 The foregoing opinion may state that no opinion as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.


        9.      TERMINATION OF AGREEMENT.

        9.1 This Agreement and the transactions contemplated hereby with respect to the Reorganization may be terminated and abandoned by resolution of the Board of Trustees of the Acquiring Fund or Riggs Funds at any time prior to the Closing Date if circumstances should develop that, in the opinion of either of the parties' Board of Trustees, make proceeding with the Agreement with respect to the Reorganization inadvisable.

        9.2 If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Acquiring Fund or Riggs Funds, in respect of this Agreement.

        10.     WAIVER.

                At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of Trustees of the Acquiring Fund or Riggs Funds, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

        11.     MISCELLANEOUS.

        11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

        11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements, and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be set forth in a later writing signed by the party to be bound thereby.

        11.3 This Agreement shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

        11.4 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original.

        11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        11.6 It is expressly agreed that the obligations of the Acquiring Fund shall not be binding upon any of the Acquiring Fund Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the trust property of the Acquiring Fund as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Fund and signed by authorized officers of the Acquiring Fund acting as such. Neither the authorization of such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Acquiring Fund's Declaration of Trust.

        11.7 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Riggs Funds' Trustees, shareholders, nominees, officers, agents or employees of Riggs Funds personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of Riggs Funds. The execution and delivery of this Agreement have been authorized by the Trustees of Riggs Funds on behalf of the Acquired Fund and signed by authorized officers of Riggs Fund, acting as such. Neither the authorization by such Trustees nor the execution and delivery of such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Riggs Funds' Declaration of Trust.

        11.8 The obligations of the Acquired Fund and the Acquiring Fund hereunder shall be enforceable against the assets held with respect to the Acquired Fund or Acquiring Fund only and not against any other series of Riggs Funds or the Acquiring Fund, as the case may be, or against Riggs Funds or the Acquiring Fund generally.

IN WITNESS WHEREOF, each of the Acquired Fund and the Acquiring Fund, and with respect to sections 4.1(o) and 4.2(m) hereof, Federated Investors, Inc. and Riggs Investment Advisors, Inc, has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                       Acquired Fund:

                                       RIGGS FUNDS
                                       on behalf of its Portfolio,
                                       RIGGS PRIME MONEY MARKET FUND
Attest:

                                       By:
        Assistant Secretary
                                       Name:

                                       Title:

                                       Acquiring Fund:

                                       MONEY MARKET OBLIGATIONS TRUST
                                       on behalf of its portfolio
                                       AUTOMATED CASH MANAGEMENT TRUST
Attest:

                                       By:
        Assistant Secretary
                                       Name:

                                       Title:


                                       FEDERATED INVESTORS, INC.
                                       with respect to the Agreement
                                       described in Sections 4.1(o) and
                                       4.2(m) of the Agreement
Attest:

                                       By:
        Assistant Secretary
                                       Name:

                                       Title:

                                       RIGGS INVESTMENT ADVISORS, INC.
                                       with respect to the Agreement
                                       described in Sections 4.1(o) and
                                       4.2(m) of the Agreement
Attest:

                                       By:
        Assistant Secretary
                                       Name:

                                       Title:

                     AGREEMENT AND PLAN OF REORGANIZATION


        AGREEMENT AND PLAN OF REORGANIZATION dated __________, 2003 (the "Agreement"), by and between, Money Market Obligations Trust, a Massachusetts business trust, on behalf of its portfolio, Automated Government Money Trust (the "Acquiring Fund"), and Riggs Funds, a Massachusetts business trust ("Riggs Funds"), on behalf of its portfolio, Riggs U.S. Treasury Money Market Fund (the "Acquired Fund").

        This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

        WHEREAS, the Acquired Fund is a separate series of Riggs Funds, respectively; the Acquiring Fund and Riggs Funds are each a registered open-end management investment company; and the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest;

        WHEREAS, each of the Acquired Fund and the Acquiring Fund is authorized to issue their shares of beneficial interest;

        WHEREAS, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

        WHEREAS, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act), of Riggs Funds has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

        NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

        1.1 Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Acquired Fund, including all securities and cash, and the Acquiring Fund agrees in exchange therefor to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3. Such transaction shall take place at the Closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the stock record books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

        1.2 The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.


        1.3 Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, together with proper instructions and all necessary documents to transfer such assets to the account of the Acquiring Fund, free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of currency and immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

        1.4 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends or interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

        1.5 As soon after the Closing Date as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph
1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share record books of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding Class R Shares and Class Y Shares of the Acquired Fund ("Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. Share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

        1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

        1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

        1.8 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later dates, with respect to liquidation and termination of the Acquired Fund, on which the Acquired Fund is liquidated and terminated.

        2.      VALUATION

        2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information. The Acquiring Fund and Acquired Fund agree to use all commercially reasonable efforts to resolve any material differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund. Where a pricing difference results from a difference in pricing methodology, the parties will eliminate such difference by using the Acquiring Fund's methodology in valuing the Acquired Fund's assets.

        2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.

        2.3 The number of Acquiring Fund Shares (including fractional shares, if any to be rounded to the third decimal place) to be issued by the Acquiring Fund in exchange for the Acquired Fund's net assets shall be determined by dividing the aggregate net asset value of each class of the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per share of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

        2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

      3.               CLOSING AND CLOSING DATE

        3.1 The Closing Date shall be _________, 2003 or such later date as the parties may mutually agree. All acts taking place at the Closing Date shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:00 p.m. (Eastern time) at the offices of Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3779, or such other time and/or place as the parties may mutually agree.

        3.2 If on the Valuation Date (a) the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

        3.3 Federated Services Company, as transfer agent for the Acquired Fund and the Acquiring Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption agreements, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

        4.      REPRESENTATIONS AND WARRANTIES

        4.1 Riggs Funds, on behalf of itself and the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

                (a) Riggs Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement. The Acquired Fund is a duly established and designated series of Riggs Funds.

                (b) Riggs Funds is registered under the 1940 Act, as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                (c) Riggs Funds is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound.

                (d) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will result in liability to it after the Closing Date.

                (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                (f) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (g) The statements of assets and liabilities, including portfolios of investments, of the Acquired Fund at April 30, 2003 and 2002, and the related statements of operations, statements of changes in net assets and financial highlights for the years then ended, have been audited by KPMG LLP, independent accountants. Such audited statements have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

                (h) Since April 30, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.

                (i) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (k) All Acquired Funds Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the Acquired Fund Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

                (l) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trustees of the Riggs Funds, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (n) The prospectus/proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material factor or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                (o) Federated Investors, Inc. and Riggs Investment Advisors, Inc. have agreed to assume the expense of the Reorganization including accountants' fees, legal fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the Special Meeting of Shareholders.

        4.2 The Acquiring Fund represents and warrants to Riggs Funds, on behalf of the Acquired Fund, as follows:

                (a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted and to carry out this Agreement.

                (b) The Acquiring Fund is registered under the 1940 Act as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty under any agreement, judgement or decree to which the Acquiring Fund is a party or by which it is bound.

                (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (f) The statements of assets and liabilities, including portfolios of investments, of the Acquiring Fund at July 31, 2002 and 2001, and related statements of operations, statements of changes in net assets and financial highlights for the years then ended, have been audited by Ernst and Young LLP, independent auditors. Such audited statements, together with the unaudited statement of assets and liabilities, including portfolios of investments, of the Acquiring Fund at January 31, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for the six months then ended, have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.

                (g) Since January 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of any indebtedness, except as otherwise disclosed to and accepted by the Acquired Fund.

                (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (j) All Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other right to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Trustees, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (l) The Prospectus/Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                (m) Federated Investors, Inc. and Riggs Investment Advisors, Inc. have agreed to assume the expenses of the Reorganization including accountants' fees, legal fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the Special Meeting of Shareholders.

                (n) No consideration other than Acquiring Fund Shares will be issued in exchange for the assets of the Acquired Fund in the Reorganization.

                (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), or the 1940 Act for the execution or performance of this Agreement by the Acquiring Fund, on behalf of the Acquiring Fund, except for
(a) the filing with the SEC of the Registration Statement; and (b) such consents, approvals, authorizations, and filings as may have been made or received or as may be required subsequent to the Closing.

        5.      COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

        5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

        5.2 Riggs Funds will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

        5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of
Section 381 of the Code and which will be certified by the Acquired Fund's President and its Treasurer.

        5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a Prospectus/Proxy Statement, referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meetings of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

        5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

        5.7 On or before the Valuation Date, the Acquired Fund shall have declared and paid a dividend or dividends, with a record date and ex-dividend date on or before the Valuation Date, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods or years ending on or the Closing Date, and all of its net capital gain realized (after reduction for any capital loss carryforward), if any, in all taxable periods or years ending on or before the Closing Date.

        6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        6.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

        6.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

        7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

                The obligations of the Acquired Fund to consummate the transactions provided herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        7.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

        8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

                If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

        8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Riggs Funds' Declaration of Trust.

        8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

        8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        8.5 The parties shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for Federal income tax purposes:

                (a) The transfer of all of the Acquired Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) (1) of the Code, and the Acquiring Fund and the Acquired Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares.

                (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund Shares.

                (d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

                (e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization

                (f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

        8.6 The foregoing opinion may state that no opinion as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.


        9.      TERMINATION OF AGREEMENT.

        9.1 This Agreement and the transactions contemplated hereby with respect to the Reorganization may be terminated and abandoned by resolution of the Board of Trustees of the Acquiring Fund or Riggs Funds at any time prior to the Closing Date if circumstances should develop that, in the opinion of either of the parties' Board of Trustees, make proceeding with the Agreement with respect to the Reorganization inadvisable.

        9.2 If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Acquiring Fund or Riggs Funds, in respect of this Agreement.

        10.     WAIVER.

                At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of Trustees of the Acquiring Fund or Riggs Funds, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

        11.     MISCELLANEOUS.

        11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

        11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements, and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be set forth in a later writing signed by the party to be bound thereby.

        11.3 This Agreement shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

        11.4 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original.

        11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        11.6 It is expressly agreed that the obligations of the Acquiring Fund shall not be binding upon any of the Acquiring Fund Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the trust property of the Acquiring Fund as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Fund and signed by authorized officers of the Acquiring Fund acting as such. Neither the authorization of such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Acquiring Fund's Declaration of Trust.

        11.7 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Riggs Funds' Trustees, shareholders, nominees, officers, agents or employees of Riggs Funds personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of Riggs Funds. The execution and delivery of this Agreement have been authorized by the Trustees of Riggs Funds on behalf of the Acquired Fund and signed by authorized officers of Riggs Fund, acting as such. Neither the authorization by such Trustees nor the execution and delivery of such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Riggs Funds' Declaration of Trust.

        11.8 The obligations of the Acquired Fund and the Acquiring Fund hereunder shall be enforceable against the assets held with respect to the Acquired Fund or Acquiring Fund only and not against any other series of Riggs Funds or the Acquiring Fund, as the case may be, or against Riggs Funds or the Acquiring Fund generally.

IN WITNESS WHEREOF, each of the Acquired Fund and the Acquiring Fund, and with respect to sections 4.1(o) and 4.2(m) hereof, Federated Investors, Inc. and Riggs Investment Advisors, Inc, has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                       Acquired Fund:

                                       RIGGS FUNDS
                                       on behalf of its Portfolio,
                                       RIGGS U.S. TREASURY MONEY MARKET FUND
Attest:

                                       By:
        Assistant Secretary
                                       Name:

                                       Title:

                                       Acquiring Fund:

                                       MONEY MARKET OBLIGATIONS TRUST
                                       on behalf of its portfolio
                                       AUTOMATED GOVERNMENT MONEY TRUST
Attest:

                                       By:
        Assistant Secretary
                                       Name:

                                       Title:


                                       FEDERATED INVESTORS, INC.
                                       with respect to the Agreement
                                       described in Sections 4.1(o) and
                                       4.2(m) of the Agreement
Attest:

                                       By:
        Assistant Secretary
                                       Name:

                                       Title:

                                       RIGGS INVESTMENT ADVISORS, INC.
                                       with respect to the Agreement
                                       described in Sections 4.1(o) and
                                       4.2(m) of the Agreement
Attest:

                                       By:
        Assistant Secretary
                                       Name:

                                       Title:

                                                                   EXHIBIT B
                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FEDERATED CAPITAL APPRECIATION FUND
Annual Report October 31, 2002

David P. Gilmore

Vice President
Federated Investment Management Company
Investment Review
Q. How would you characterize the investment environment for stocks over the past 12 months?

A. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early this year, especially for small- and mid-cap stocks, equities resumed their downward trend. Hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals as well as terrorism fears and concerns about conflicts with Iraq. Against this backdrop, the third quarter of 2002 was the thirteenth-worst quarter on record since 1924 for the S&P 500 Index, which returned (17.00)% for the quarter.1

Overall, no equity class was immune to deeper bear market losses, and stocks at all capitalization levels, in both the growth and value camps, delivered negative performances. Later in the fund's fiscal year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Sectors that performed well on a relative basis included Health Care, Consumer Staples and Financials. Telecommunication Services, Information Technology and Materials were the worst performers.

Q. How did Federated Capital Appreciation Fund perform during this reporting period, and what factors influenced performance?

A. For the 12-month reporting period ended October 31, 2002, the fund's Class A, B and C shares produced total returns of (13.10)%, (13.76)%, and (13.73)%, respectively, based on net asset value. The fund's benchmark, the S&P 500 Index, returned (15.11)%during the reporting period. Although the fund's returns were negative, Federated Capital Appreciation Fund outperformed its peer group as measured by the Lipper Multi-Cap Core Funds Average,2 which produced a total return of (14.82)% for the same period.

Earlier this year, our underweighted position in the Information Technology and Telecommunications Services sectors, together with stock selection in Health Care, Industrials and Information Technology, drove fund performance. Additionally, our initial overweighted position in Energy proved to be a good move for the fund. Stocks within the Consumer Discretionary and Consumer Staples areas, however, along with our Financials sector underweighting held back returns somewhat. Top-performing holdings for the fund included Abbott Laboratories, Omnicom Group, Inc., Zimmer Holdings, Inc., Pharmacia Corp. and Mylan Laboratories. Positions that impacted the fund negatively included Microsoft Corp., St. Jude Medical, Inc., Bowater, Inc. and MeadWestvaco Corp.

As you may recall, the split between value and growth holdings in Federated Capital Appreciation Fund ranges between 60%-40% either way. We have been adding recently to the growth portion of our portfolio as the risk/reward in these securities has been looking more attractive. As of October 31, 2002, the fund held 44% of its assets in value stocks and the remaining 56% in growth stocks.

Q. What industry sectors have you underweighted and overweighted in the fund?

A. Earlier this year, we trimmed our exposure in Health Care, Utilities and Energy. We used proceeds from those sales to take advantage of attractive opportunities in Financials, Technology and Telecommunications, after having been underweight in those areas during the first half of the fund's fiscal year. We continued to add to our regional Bell carrier exposure--bringing the fund to its first overweight position in the Telecommunications sector in two years--on the belief that there is value to be recognized in this sector. We also have maintained a significant emphasis on pharmaceuticals companies, which generally have low valuations at this time, but we have little exposure to retail stocks given concerns about consumer spending.

Q. What were the fund's top ten holdings and industry weightings?

A. The top ten holdings and sector weightings as of October 31, 2002 were as follows:
Security Name                     Security Sector             Percentage of
                                                              Net Assets
Microsoft Corp.                   Information Technology      2.7%
Pfizer, Inc.                      Health Care                 2.3%
Pharmacia Corp.                   Health Care                 2.0%
Abbott Laboratories               Health Care                 1.9%
Bear Stearns Cos., Inc.           Financials                  1.9%
Block (H&R), Inc.                 Industrials                 1.8%
Citigroup, Inc.                   Financials                  1.8%
Exxon Mobil Corp.                 Energy                      1.8%
Wells Fargo & Co.                 Financials                  1.8%
Coca-Cola Co.                     Consumer Staples            1.7%
TOTAL                                                         19.7%


                                  Percentage of               Percentage of
Sector                            Net Assets                  S&P 500 Index
Health Care                       19.5%                       14.9%
Financials                        15.7%                       20.6%
Industrials                       12.3%                       11.4%
Information Technology            11.7%                       14.3%
Consumer Staples                  11.4%                       9.8%
Consumer Discretionary            9.2%                        13.6%
Energy                            6.7%                        5.8%
Telecommunication Services        5.2%                        4.4%
Utilities                         3.1%                        2.6%
Materials                         2.6%                        2.6%
Other                             2.6%                        --
Q. What were some of the fund's recent purchases?

A. Purchases of special note made during the reporting period include the following:

Lincoln National Corp. (0.7%of net assets): We used proceeds from our sale of Metropolitan Life Insurance to buy this leading life insurer at near-book value. The company has a leading franchise in the variable annuity market which we believe is under appreciated. It also is right-sizing its cost structure and cleaning up its balance sheet.

UST, Inc. (0.8% of net assets) is the leader in moist, smokeless tobacco, and the stock currently provides yields of over 7% without the litigation risk that plagues the cigarette manufacturers.

Wal-Mart Stores, Inc. (1.3% of net assets) is the world's largest retailer (7% market share) and has plenty of room to grow as it expands its "supercenter" format and international operations. Strong cost controls and a low pricing strategy make the company less vulnerable to a potential slowdown in consumer spending.

Verizon Communications, Inc. (1.7% of net assets) is a regional Bell carrier well positioned to grow faster in a deregulated market as it enters the long distance market. A strong wireless operation has helped to mitigate wireline cannibalization, and strong free cash flow has enabled Verizon to pay a healthy 4% dividend.
1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.
2 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

FEDERATED CAPITAL APPRECIATION FUND-CLASS A SHARES


GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class A Shares) (the "Fund") from October 31, 1992 to October 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Multi Cap Core Funds Average (LMCCFA).3

[GRAPHIC ILLUSTRATION--FEDERATED CAPITAL APPRECIATION FUND-CLASS
A SHARES]
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Capital Appreciation Fund (the "Fund") is represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line and the Lipper Multi Cap Core Funds Average "LMCCFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500 and the LMCCFA. The "x" axis reflects computation periods from 10/31/1992 to 10/31/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, as compared to the S&P 500 and the LMCCFA. The ending values were $31,769, $25,655 and $22,952, respectively.

Average Annual Total Return4 for the Period Ended October 31, 2002
1 Year                                                              (17.89)%
5 Years                                                             4.21%
10 Years                                                            11.62%
Start of Performance (1/1/1977)                                     12.68%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. Effective November 14, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). Effective January 1, 1996, the fiscal year end of this Fund was changed from December 31 to October 31. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LMCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.
3 The LMCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.
4 Total returns quoted reflect all applicable sales charges.

FEDERATED KAUFMANN FUND
Annual Report October 31, 2002

Lawrence Auriana

Portfolio Co-Manager Federated Investment Management Company

Hans Utsch

Portfolio Co-Manager Federated Investment Management Company


Investment Review
Dear Shareholder:
We are pleased to report that, despite a highly difficult stock market, the Federated Kaufmann Fund (the "Fund") outperformed its peer group by a wide margin. The Fund's total returns, based on net asset value were (8.90)%1 for Class A Shares, and (9.20)%1 for Class B and Class C Shares for the 12 months ended October 31, 2002, compared with a decline of (20.60)% for the Lipper Multi-Cap Growth Index (LMCGI).2

The following graphs illustrate a hypothetical investment of $10,0001 in the Fund for the 15-year period ended October 31, 2002, compared to the Russell Mid-Cap Growth Index (RMGI)3 and the LMCGI.

The Fund is the successor to The Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization on April 23, 2001. Prior to that date, the Fund's Class A, B, and C Shares had no investment operations.

Accordingly, the performance information provided is historical information of the Kaufmann Fund, but has been adjusted to reflect the sales charges and expenses applicable to the Fund's Class A, B, and C Shares. The Fund's performance assumes the reinvestment of all dividends and distributions.

The equity markets continue to be challenged by economic, budgetary and geopolitical uncertainties and, in addition, by growing investor distrust of corporate managements. In such an environment, we believe that it is especially important to genuinely know the managements and understand the business models, competitive advantages and corporate cultures of the companies in which one invests. Fortunately, this has been the essence of Federated Kaufmann's investment process for over 15 years and, we believe, the basis for our superior long-term performance.

The biggest gainers over the reporting period have all been profitable, well-managed, fast-growing companies including: PETsMART, Inc. (pet superstores, 9.0% of net assets), Lincare Holdings, Inc. (home respiratory therapy, 5.6% of net assets), Concord EFS, Inc. (electronic fund transfer services, 1.2% of net assets) and Affiliated Computer Services, Inc. (data processing services, 2.9% of net assets).

These investments have something else in common. They are in businesses that we have come to know well after many years of observation and study. For example, we started buying PETsMART, Inc. in 1998, having followed it since 1993 when it went public. We first bought Lincare Holdings, Inc. in 1992, and we initially bought Concord EFS, Inc. and Affiliated Computer Services, Inc. in 1994.

Of course, we are always establishing new positions in companies that we believe--based on fundamental research, personal contacts with management, customers and competitors--have excellent growth prospects, strong franchises, superior returns on capital, solid balance sheets and, above all, great management. Recently, for example, the Fund bought shares of Inveresk Research Group, Inc. and Advance Auto Parts, Inc. on their initial public offerings. The decision to add these positions to our portfolio was based, to a large extent, on years of buying and selling stocks of other companies in similar businesses. We believe our many years of experience give us an information advantage in our stock selection.

Our investment strategy has not changed: We continue to focus on individual companies (not market sectors) that have strengthening fundamentals for both near-term and long-term growth in sales and earnings. While many of the elements necessary for an economic recovery appear to be in place, there is a good likelihood that the pace of recovery will continue to be relatively modest. In such a case, companies with strong growth prospects should become relatively more valuable because they will be harder to find.

The Fund's underweight in the Technology sectors helped the Fund outperform its benchmark over the reporting period. In these sectors, we are patiently waiting either for prices to correct or for business fundamentals to catch up to prices. Once the supply and demand disturbances of the last few years begin to be resolved, we think some of the great companies that we have followed for years, and know well, should present attractive investment opportunities.

Looking ahead, we are optimistic that the U.S. economy may be coming off a bottom. Many of our portfolio holdings have the potential to benefit from an economic upturn, and they are dominant competitors.

In summary, we are pleased with the fund's portfolio and despite the many economic and geopolitical uncertainties affecting the market, our intensive company-specific fieldwork has been turning up attractive new investment opportunities.


As always, we thank you for your support and look forward to serving you for many years to come.

Sincerely yours,

Hans Utsch                    Lawrence Auriana
Portfolio Co-Manager                Portfolio Co-Manager

December 16, 2002


1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total returns for the period, based on offering price, (i.e., less any sales charge or redemption fee) for Class A , B, and C Shares were (13.91)%, (13.79)%, and (10.03)%, respectively. Current performance information is available at our Web sites www.federatedinvestors.com or by calling 1-800-341-7400.

2 Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper figures do not reflect sales charges.

3 The RMGI measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Investments cannot be made in an index.

FEDERATED KAUFMANN FUND--CLASS A SHARES
Growth of a $10,0000 Investment

[GRAPHIC ILLUSTRATION--FEDERATED KAUFMANN FUND-CLASS A SHARES]
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Kaufmann Fund (the "Fund") is represented by a solid line. The Russell Mid-Cap Growth Index ("RMGI") is represented by a dotted line and the Lipper MultiCap Growth Index ("LMCGI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the RMGI and the LMCGI. The "x" axis reflects computation periods from 10/31/1987 to 10/31/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, as compared to the RMGI and the LMCGI. The ending values were $113,861, $45,732 and $41,254, respectively.

Average Annual Total Return for the Period Ended 10/31/2002

                                                        5       10      15
                                        1 Year  2 Years Years   Years   Years
Federated Kaufmann Fund -- Class A
Shares2                                 (8.90)% (9.20)% 3.81%   12.83%  17.92%
Russell Mid-Cap Growth Index3           (17.62)%(31.34)%(1.62)% 7.43%   10.50%
Lipper Multi-Cap Growth Index3          (20.60)%(32.16)%(2.75)% 7.19%   9.91%


Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that when an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represent a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and the LMCGI have been adjusted to reflect reinvestment of all dividends on securities in the index.

2 Performance shown is for the Fund's Class A Shares at net asset value. Based on the maximum sales charge of 5.50%, the Fund's Class A Shares' average annual 1-year, 2-year, 5-year, 10-year and 15-year total returns were (13.91)%, (11.73)%, 2.64%, 12.20% and 17.48%, respectively. Additional classes of shares are available. Performance for these classes will vary due to differences in charges and expenses.

3 The RMGI and the LMCGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. These indexes are unmanaged.

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
Annual Report for the 12 Months Ended February 28, 2003
Investment Review
Federated Total Return Government Bond Fund invests in U.S. government securities that include U.S. Treasury, agency and mortgage-backed securities. The fund's average duration is managed within 20% of the duration of the Lehman Brothers Government Bond Index (LBGB).1

U.S. government bonds were top performers again during the fund's annual reporting period as economic growth was dampened by corporate scandals, equity market declines and the war on terrorism. Treasury yields moved higher early in the reporting period as the economy showed signs of recovery and the Federal Reserve Board (the "Fed") shifted from its easing bias in effect since December 2000 to a neutral bias in March 2002. Yields of 5-year and 10-year Treasury notes rose from 4.19% and 4.88%, respectively, at the end of February 2002 to 4.84% and 5.43% in late March/early April 2002.

However, corporate accounting scandals and equity market declines fueled a flight to quality into U.S. government securities, especially the front end of the yield curve, during the summer. Also, geopolitical uncertainty was on the rise due to the looming war with Iraq and escalating tensions with North Korea. These factors, combined with weaker economic data in the latter half of the reporting period, drove market speculation of a double-dip recession. Heightened geopolitical risks and weaker economic data prompted the Fed to lower the federal funds target rate to 1.25% in early November 2002 after leaving the rate unchanged at 1.75% all year. The Treasury yield curve steepened significantly as shorter-term yields declined more than longer-term yields and yields of 5-year and 10-year Treasury notes fell to 2.66% and 3.69%, respectively, by the end of February 2003.

Almost one third of the fund was invested in government agency securities and one fourth in government mortgage backed securities during much of the reporting period. The fund's agency and mortgage backed positions were reduced late in the reporting period as a result of agency and mortgage backed securities outperforming Treasury securities on a duration--adjusted basis during the reporting period. At the end of February 2003, 26% of the fund was invested in government agency securities and 18% was invested in government mortgage backed securities, and the fund's average duration was within its neutral range at 4.7 years. The fund's net total return for the year ended February 28, 2003 was 11.81% for the Institutional Shares versus 11.26% for the LBGB.2


1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. LBGB is a material value weighted index of U.S. government and government agency securities with maturities of one year or more. This index is unmanaged, and investments cannot be made in an index.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND-INSTITUTIONAL SERVICE SHARES


Growth of a $25,000 Investment in Federated Total Return Government Bond Fund

The graph below illustrates the hypothetical investment of $25,0001 in the Federated Total Return Government Bond Fund (Institutional Service Shares) (the "Fund") from October 19, 1995 (start of performance) to February 28, 2003, compared to the Lehman Brothers Government Bond Index (LBGB).2

[GRAPHIC ILLUSTRATION--FEDERATED TOTAL RETURN GOVERNMENT BOND FUND-INSTITUTIONAL SERVICE SHARES]
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated Total Return Government Bond Fund (the "Fund") is represented by a solid line. The Lehman Brothers Government Bond Index ("LBGB) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Service Shares of the Fund and the LBGB. The "x" axis reflects computation periods from 10/19/1995 to 2/28/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares, as compared to the LBGB. The ending values were $42,085 and 43,393, respectively.

Average Annual Total Returns for the Period Ended 2/28/2003
1 Year                                                                  11.48%
5 Years                                                                 7.59%
Start of Performance (10/19/1995)                                       7.33%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated April 30, 2003, and, together with financial statements contained therein, constitutes the Fund's annual report.
1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBGB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED TOTAL RETURN BOND FUND
6TH ANNUAL REPORT
November 30, 2002

Joseph M. Balestrino
Senior Vice President
Federated Investment Management Corporation
Investment Review
[Shareholders' Note: The fund is co-managed by a team of portfolio managers, in addition to lead manager Joseph M. Balestrino, who are experts in key bond market sectors: U.S. government--Christopher J. Smith, Vice President, Federated Investment Management Corp.; high-yield corporate bonds--Mark E. Durbiano, Senior Vice President, Federated Investment Management Corp.; and Donald T. Ellenberger, Vice President, Federated Investment Management Corp.]

The 12-month reporting period ended November 30, 2002 was positive for all high-quality, fixed-income investors. Interest rates fell across the entire majority spectrum, most notably in the two- to five-year maturity range. In general, the bond market could be characterized as exhibiting a significant "flight to quality" impact, specifically related to an assortment of terrorist activities, corporate accounting scandals, earnings shortfalls and intermittent economic indicator weakness. In such an uncertain environment, investor demand for high-quality debt securities stayed at a high level for much of the past year. Further augmenting the safety-conscious investor pattern was the fact that the Federal Reserve Board (the "Fed") lowered the federal funds target rate twice over the past 12 months in a continued effort to help stimulate the U.S. economy. Despite all of the financial market's volatility and seemingly negative corporate developments, it must be noted that most economic indicators had improved from the beginning to the end of the fund's reporting period. The most notable were improvements in manufacturing, jobless claims, commodity prices and year-over-year earnings' rates.

Overall, the fund had a good year in terms of performance. Institutional Shares and Institutional Service Shares posted total returns of 6.10% and
5.79. This exceeded the 5.33% average return of its peers in the Lipper Investment Grade Debt Funds category.1 However, over the reporting period the fund underperformed the 7.32% return for its benchmark, Lehman Brothers Aggregate Bond Index.2

The past year was not one of significant portfolio composition adjustments. The fund's duration,3 or sensitivity to interest rate movements, was generally maintained within a range of 95-105% of the Lehman Brothers Aggregate Bond Index duration. In addition, quality parameters were also maintained with a fairly constant overweight to the higher yielding corporate bond sector. Thus, the portfolio generated an income flow well in excess of either the Lehman Index or the Lipper peer group category.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original amount invested. Indexes are unmanaged and are rebalanced monthly by market capitalization. Investments cannot be made in an index.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to change in interest rates than securities of shorter durations.


FEDERATED TOTAL RETURN BOND FUND-INSTITUTIONAL SERVICE SHARES


GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,0001 in the Federated Total Return Bond Fund (Institutional Service Shares) (the "Fund") from October 1, 1996 (start of performance) to November 30, 2002 compared to the Lehman Brothers Aggregate Bond Index (LBAB).2

[GRAPHIC ILLUSTRATION--FEDERATED TOTAL RETURN BOND FUND-INSTITUTIONAL SERVICE SHARES]
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated Total Return Bond Fund (the "Fund") is represented by a solid line. The Lehman Brothers Aggregate Bond Index ("LBAB") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Service Shares of the Fund and the LBAB. The "x" axis reflects computation periods from 10/1/1996 to 11/30/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares, as compared to the LBAB. The ending values were $38,946 and $39,800, respectively.

Average Annual Total Returns for the Year Ended 11/30/2002
1 Year                                                                   5.79%
5 Years                                                                  6.74%
Start of Performance (10/1/1996)                                         7.45%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED SHORT-TERM MUNICIPAL TRUST
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
Annual Report for the 12 Months Ended June 30, 2002
Investment Review

Jeff A. Kozemchak, CFA, Vice President, Federated Investment Management
Company


PERFORMANCE

For the twelve months ended June 30, 2002, Federated Short-Term Municipal Trust produced a total return of 4.63%1 for Institutional Shares (IS) and 4.37%1 for Institutional Service Shares (ISS), as tax-exempt dividend income was enhanced by price appreciation due to falling interest rates. These returns handily exceeded the Lipper Short-Term Municipal Debt Funds average total return of 3.96% over the period.2 For the one-year, five-year, and ten-year periods ended June 30, 2002, the fund had the following rankings in the Lipper Short-Term Municipal Debt Funds category: 7th (IS) and 14th (ISS) out of 40 funds; 6th (IS) and 13th (ISS) out of 26 funds; and 4th (IS) out of 7 funds. The fund's one-year total returns are equivalent to taxable total returns of 7.05% (IS) and 6.63% (ISS) for investors in the highest federal tax bracket. These total returns significantly exceeded those of taxable money market funds over the one-year period.3

Nevertheless, the fund is managed predominately for tax-exempt income,4 with a secondary goal of minimizing the fluctuation of principal value. The fund produced income dividends exempt from federal regular income taxes of approximately $0.3876 per share (IS) and $0.3618 per share (ISS). These dividends are equivalent to annualized tax-free distribution rates of 3.74%
(IS) and 3.50% (ISS). For investors at the highest federal tax bracket, these distributions are comparable to tax-equivalent distribution rates of 6.09%
(IS) and 5.70% (ISS).

The fund's 30-day net distribution yield on June 30, 2002, was 3.44% (IS) and 3.19% (ISS).5 The fund's 30-day SEC yield on June 30, 2002 was 2.66% (IS) and 2.41% (ISS).6 After a period of sharply declining interest rates, the fund's yield remains significantly above similar maturity and quality municipal bonds that are currently being issued in the market. For example, a "AAA" rated 2-year maturity municipal bond issued on June 30, 2002 had a yield of only 1.97%, illustrating the attractiveness of the fund's income stream.


MARKET OVERVIEW

Mixed economic data, continued geopolitical distress, and a bear market in equities has resulted in a flight to quality that has helped to make municipal bonds the preferred sector for high net worth investors. The corporate and high yield bond markets continued to suffer from a weakening economy, earnings reliability, and management credibility problems. While not immune to economic slowdowns and the impact on state and local governments, the effects of a recession and the impact on credit quality in the municipal market have been rather muted, especially when compared with the corporate bond market. As a result, flows into municipal bond funds, including Federated Short-Term Municipal Trust, have been consistently positive. The increased level of demand from both retail and institutional sources has helped the municipal bond market perform well relative to other fixed income asset classes.

In the latter half of 2001, the Federal Reserve Board (the "Fed") eased six times, moving the federal funds target rate from 4.00% to 1.75%. As a result, short-term interest rates fell rapidly during 2001, but exhibited moderate volatility in early 2002 as the market expected an economic recovery that failed to materialize. Interest rates for 2-year municipal bonds are now at their lowest point in the past decade. Interest rates as measured by the 2-year, AAA-rated, municipal bond started the period at a high of 3.15%, declined to 2.25% by early November, traded in range between 2.10% and 2.85% from December through March, but steadily moved lower to end the period at 1.97%. In this interest rate environment, bonds on the short-end of the curve performed very well on a risk-adjusted basis relative to their longer-term counterparts, as the yield curve steepened significantly as short-term bond yields fell.


FUND STRATEGY

Because short-term rates were falling rapidly and the fund's yield generally was higher than the yields of direct market securities over the reporting period, investors found the fund to be an attractive investment versus direct securities.

Because high-quality bonds perform best in a bull markets for bonds (declining interest rates) and a slowing economy, our new purchases for the fund mainly concentrated on quality and liquidity. However, because the fund is managed primarily to maximize the distribution of tax-exempt income, we also purchased a number of attractively priced higher yielding short-term bonds in the healthcare, utilities, paper, oil and refining, and transportation sectors.

At the end of the reporting period, the fund had over 70% of its assets in issues rated "A" or better. The average rating of the fund's portfolio was "AA". For the first nine months of the reporting period, the duration of the fund ranged from 2.0 to 2.4 years, slightly longer than our Lipper peer group.7 In the final three months, we shortened the duration to 1.75 years after interest rates had fallen considerably.


MARKET OUTLOOK

We anticipate a continuation of slow economic growth into the second half of 2002, and for the Fed to leave the federal funds target rate unchanged for the remainder of the year. As a result, the municipal yield curve should remain rather steep, providing incentive for management to move out of overnight vehicles into short and short-intermediate bonds for incremental return. We expect issuance will continue to surge as low interest rates and the need to fix state and local budget deficits persists. At the same time, turmoil in the equity and corporate bond markets make municipals an attractive choice for investors seeking lower volatility in their portfolios. As always, we will continue to watch, with great interest, market developments in order to best serve our municipal clients.


1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

3 Unlike money market funds, which seek to maintain a $1.00 share price, the fund's share price fluctuates in value.

4 Income may be subject to the federal alternative minimum tax and state and local taxes.

5 The 30-day distribution rate reflects actual distributions made to shareholders. It is calculated by dividing the monthly annualized dividend plus short-term capital gains, if any, by the average 30-day offering price.

6 The 30-day SEC yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized.

7 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

FEDERATED SHORT-TERM MUNICIPAL TRUST-INSTITUTIONAL SERVICE SHARES

Growth of $25,000 Invested in Federated Short-Term Municipal Trust
The graph below illustrates the hypothetical investment of $25,0001 in the Federated Short-Term Municipal Trust (Institutional Service Shares) (the "Fund") from September 1, 1993 (start of performance) to June 30, 2002, compared with the Lehman Brothers 1-Year Municipal Index (LB1MI),2 and the Lehman Brothers 3-Year Municipal Index (LB3MI).2

[GRAPHIC ILLUSTRATION--FEDERATED SHORT-TERM MUNICIPAL TRUST-INSTITUTIONAL SERVICE SHARES]
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The
Institutional Service Shares of Federated Short-Term Municipal Trust (the "Fund") is represented by a solid line. The Lehman Brothers 1-Year Municipal Index ("LB1MI") is represented by a dotted line and Lehman Brothers 3-Year Municipal Index ("LB3MI") is represented by a broken line. The line graph is a visual representation of a comparison of
change  in  value  of  a   $25,000   hypothetical   investment   in  the
Institutional Service Shares of the Fund, the LB1MI and the LB3MI. The "x" axis reflects computation periods from 9/1/1993 to 6/30/2002. The "y" axis reflects the cost of the investment. The right margin reflects
the  ending  value  of  the   hypothetical   investment  in  the  Fund's
Institutional Service Shares, as compared to the LB1MI and the LB3MI. The ending values were $35,269, $38,913 and $37,161, respectively.

Average Annual Total Return for the Period Ended 6/30/2002
1 Year                                                                   4.37%
5 Years                                                                  4.18%
Start of Performance (9/1/1993)                                          3.97%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated August 31, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MI and LB3MI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MI and LB3MI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. These indexes are unmanaged and investments cannot be made in an index.

FEDERATED INTERMEDIATE MUNICIPAL TRUST
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
Annual Report for the 12 Months Ended May 31, 2002
Investment Review

MARKET ENVIRONMENT
Mixed economic data and continued geopolitical distress has resulted in a flight to quality that has helped to make municipal bonds the preferred sector for all types of investors. As a result, flows into municipal bond funds have been consistently positive. The increased level of demand from both retail and institutional sources has helped the municipal bond market to perform well relative to other fixed income asset classes. The municipal yield curve steepened as the Federal Reserve Board (the "Fed") appeared to be in no hurry to change interest rate policy and demand for short-term debt continued unabated. The 5, 10 and 30-year AAA municipal bond yields changed by, minus 76 basis points, minus 45 basis points and minus 15 basis points, respectively. General obligation debt (states, counties and cities) came under increased ratings pressure as budget shortfalls resulted from the recession's effects on sales and income taxes. Municipal Bond yields, as represented by the Bond Buyer 40 Municipal Index,1 declined moderately over the period from 5.44% at the beginning of April to 5.28% at the end of June.

PERFORMANCE
The fund's total return over the reporting period was 5.93%.2 The portfolio's positioning in intermediate maturities with convex structures had a positive impact as interest rates declined. Sector exposure to hospital and industrial development debt also provided positive incremental return over the period.

STRATEGY REVIEW
The fund attempts to maximize tax-exempt income3 within specific risk parameters. Incremental return is provided to the portfolio by making relative value decisions involving credit spreads relationships to benchmarks, yield curve positioning, state and sector allocations, and appropriate bond structures (coupon and callability).

Strategy has involved maintaining fund duration at a neutral weighting to the respective benchmark. A combination of low absolute interest rates, clear signs of the emerging economic recovery and municipal bond valuations that are fair value to treasury and corporate bonds, make a neutral duration4 position prudent. Total return should be driven by income generation at this stage of the business cycle and less so by price return. The municipal yield curve's current steepness provides attractive yields and the best opportunity to roll down the curve in the 2012 to 2016 year maturity range. This is the portion of the yield curve where purchases have been concentrated. Credit spreads should narrow as the economic recovery accelerates. As a result, the purchase of lower quality municipal debt (A and BBB rated) is being undertaken.

OUTLOOK
A delay in the Fed's expected action on interest rates means the municipal yield curve should remain steep in the short term. This provides an opportunity for leveraged trades to outperform as short-term interest rates remain significantly below long term interest rates. Issuance will continue to surge as low interest rates and the need to fix state and local budget deficits persists. Numerous state and local governments will have to work through budget shortfalls resulting from regional economic slowdown and the resulting increases in short-term and long-term debt. This reality will continue to put pressure on the yields at which states like New York and California are able to borrow. The forecasts for municipal debt issuance have been increased for the remainder of 2002. The low level of interest rates and deepening state budget problems should lead to continued heavy issuance. This could result in pressure on municipal bond prices if the demand for tax-exempt debt is unable to be accommodative.

1 The Bond Buyer Index is comprised of 40 actively quoted and traded municipal bonds.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Income may be subject to the federal alternative minimum tax and state and local taxes.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

FEDERATED INTERMEDIATE MUNICIPAL TRUST


Growth of $25,000 Invested in Federated Intermediate Municipal Trust

The graph below illustrates the hypothetical investment of $25,0001 in the Federated Intermediate Municipal Trust (the "Fund") from May 31, 1992 to May 31, 2002 compared to the Lehman Brothers 7 Year General Obligation Municipal Bond Index (LB7GO)2 and the Lipper Intermediate Municipal Debt Funds Average (LIMDFA).3

[GRAPHIC ILLUSTRATION-FEDERATED INTERMEDIATE MUNICIPAL TRUST]
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Federated Intermediate Municipal Trust (the "Fund") is represented by a solid line. The Lehman Brothers 7 Year General Obligation Municipal Bond Index ("LB7GO") is represented by a dotted line and the Lipper Intermediate Municipal Debt Funds Average ("LIMDFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Shares of the Fund, the LB7GO and the LIMDFA. The "x" axis reflects computation periods from 5/31/1992 to 5/31/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Shares, as compared to the LB7GO and the LIMDFA. The ending values were $41,562, $46,919 and 42,565, respectively.


Average Annual Total Return for the Period Ended 5/31/2002
1 Year                                                                  5.93%
5 Years                                                                 4.83%
10 Years                                                                5.21%
Start of Performance (12/26/1985)                                       5.87%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder may pay on the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated July 31, 2002, and together with financial statements contained therein, constitutes the Fund's annual report.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7GO and LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB7GO is an unmanaged index of municipal bonds, issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $50 million, a maturity value of at least $5 million and a maturity range of six to eight years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. This index is unmanaged.

3 The LIMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses and other fees that the SEC requires to be reflected in the Fund's performance.

RIGGS FUNDS

INVESTMENT REVIEW

RIGGS STOCK FUND

RIGGS SMALL COMPANY STOCK FUND1

We maintained our investment strategy in the extremely volatile environment that persisted in the year ended April 30, 2003. We remained extremely close to our benchmark's sector weighting and were focused on individual stock selection to add alpha to the portfolio. We continued to emphasize those companies that have solid revenue and earnings growth, strong management teams and had good relative multiples. During the reporting period, large cap stocks outperformed small cap stocks for the first time since 1999, reflecting a flight to quality and avoidance of the most economically sensitive segments of the market.

The Riggs Stock Fund generated a return of (13.72)%2 (Class Y Shares) for the year ended April 30, 2003, performing similarly to the total return of our benchmark, the Standard & Poor's 500 Index (S&P 500)3, which lost 13.31%. Stock selection contributed most to the relative performance, as we maintained sector weights close to those of the benchmark. The Fund benefited from strong stock selection in Consumer Discretionary, Energy and Technology, while the selection in Health Care and Utility detracted it.

In the Consumer Discretionary category, our overweight position in The Gap, Inc. and Clear Channel Communications, Inc. added value to the portfolio. Gap has been restructuring successfully, its new merchandise assortment that includes Old Navy has been well received, and its strategy to frequently change store displays became a reason for shoppers to visit Gap stores more often. Clear Channel Communications benefited from the strong improvement in radio advertising. In the Energy sector, our position in Halliburton Company had a positive effect on the portfolio. Halliburton moved closer to a settlement on its asbestos exposure, while executing in an improved environment for oil and gas exploration and oil well services. In the Technology sector, our position in Hewlett-Packard Co. added value to the portfolio. Hewlett-Packard continued to deliver gains from synergies achieved thorough its merger with Compaq, with strong products and performance in the printer segment, which has benefited from the growing digital imaging market. Our holdings of Cigna and El Paso in the Health Care and Utility sectors, respectively, adversely affected our performance.

Despite generating negative returns for the year ended April 30, 2003, the Riggs Small Company Stock Fund significantly outperformed its benchmark, the Russell 2000 Index4, with a return of (11.65)%2 (Class Y Shares), compared to (20.75)% for the benchmark. Stock selection contributed most to the relative performance, as we maintained sector weights close to those of the benchmark. The Fund benefited from strong stock selection in the Industrial, Health Care and Financial sectors, while selection in Technology adversely affected the relative returns.

In the Industrial sector our positions in Mesa Air Group, Inc. and Wabash National Corp. added strongly to the relative performance of the portfolio. As a low cost operator, Mesa Air continued to gain share, particularly as its code share partners were able to avoid liquidation. Wabash has been executing its restructuring plan successfully, cutting costs heavily and moving to divest its non-core divisions. In the Health Care sector, our holding of Owens and Minor, Inc. added value to our performance. Owens and Minor is a distributor of medical supplies; the firm is growing by supplying more of non-commodity type and high tech supplies with better revenues and margins. In the Financial sector, our position in First Bancorp contributed positively to the relative performance of the portfolio. First Bancorp has gained from strong loan growth, increased market share, and improved diversification of its portfolio. In the Technology sector, our holding of Axcelis Technologies, Inc. adversely affected our relative performance, as demand from its semiconductor customers fell more sharply than expected.

Both the Riggs Stock Fund and the Riggs Small Company Stock Fund benefited from the settlement of class action lawsuits, the proceeds of which were received in April 2003. The lawsuits related to two of the Funds' holdings were in the late 1990s.


RIGGS U.S. GOVERNMENT SECURITIES FUND

The Riggs U.S. Government Securities Fund produced a total return of 9.56%2 (Class Y Shares) for the twelve-month period ended April 30, 2003, compared to an 11.09% return for the Merrill Lynch U.S. Treasury Agency Master Index7 over the same period. During the reporting period the yield curve steepened by 86 basis points, with the middle of the yield curve outperforming the longer-dated maturities. The Treasury and Mortgage sectors were the worst performing during the reporting period, while the Commercial Mortgage Backed Securities (CMBS) and Corporate sectors were the best performing. The Fund's duration6 underweight relative to its index caused a drag on the Fund's performance. Additionally, the Fund's overweight in mortgage bonds hurt the Fund's relative performance as rates declined and prepayments accelerated during the reporting period.

RIGGS BOND FUND

The Riggs Bond Fund produced a total return of 9.84%2 for the twelve-month period ended April 30, 2003, compared to a 12.43% return for the Lehman Brothers Government Credit Total Index5 over the same period. During the reporting period the yield curve steepened by 86 basis points, with the middle of the yield curve outperforming the longer-dated maturities. The Treasury and Mortgage sectors were the worst performing during the reporting period, while the CMBS and Corporate sectors were the best performing. The Fund's duration6 underweight relative to its index caused a drag on the Fund's performance. Additionally, the Fund's higher credit quality hurt the Fund's relative performance, as BBB rated corporate bonds were stellar performers.

RIGGS SHORT TERM TAX FREE BOND FUND8

The Riggs Short Term Tax Free Bond Fund produced a total return of 5.78%2 for the twelve-month period ended April 30, 2003, compared to a 5.82% return for the Lehman Brothers 3 Year Municipal Bond Index.9 During the reporting period the tax-exempt yield curve steepened by 71 basis points, with the longer maturities outperforming the shorter-dated maturities. The Hospital and Education sectors were the best performing during the reporting period, while the Housing and Industrial Development Revenue Bond (IDRB) sectors were the worst performing. Demand for municipals was robust, as investors were willing to pay very aggressive levels for lower rated credits and specialty states. The Fund's neutral positioning regarding maturity and its focus on higher quality credits produced returns that were in line with that of the index.4

RIGGS INTERMEDIATE TAX FREE BOND FUND8

The Riggs Intermediate Tax Free Bond Fund produced a total return of 9.43%2 for the twelve-month period ended April 30, 2003, compared to an 8.50% return for the Lehman Brothers 10 Year Municipal Bond Index.10 During the reporting period the tax-exempt yield curve steepened by 71 basis points, with the longer maturities outperforming the shorter-dated maturities. The Hospital and Education sectors were the best performing during the reporting period, while the Housing and the IDRB sectors were the worst performing. Demand for municipals was robust, as investors were willing to pay very aggressive levels for lower-rated credits and specialty states. The Fund's overweight in longer maturities constituted the bulk of its outperformance versus its index.



1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.
2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so than an investor's shares, when redeemed, may be worth more or less than their original cost. Yields will vary. Current performance information is available by calling 1-800-934-3883.
3 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.
4 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and investments cannot be made in an index.
5 The Lehman Brothers Government Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one month, three-month, twelve-month, and ten-year periods and year-to-date. The index is unmanaged, and investments cannot be made in an index.
6 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
7 The Merrill Lynch U.S. Treasury Agency Master Index is an unmanaged index comprised of long-term bonds publicly issued by the U.S. government or its agencies. Investments cannot be made in an index.
8 Income may be subject to the federal alternative minimum tax and state and local taxes.
9 The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 1-5 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to Alternative Minimum Tax. Investments cannot be made in an index.
10 The Lehman Brothers 10 Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 10 years or greater. As of January 1996 the index also includes zero coupon bonds and bonds subject to Alternative Minimum Tax. Investments cannot be made in an index.


Riggs Stock Fund
Class R Shares

Growth of $10,000 Invested in Riggs Stock Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Stock Fund, Class R Shares (the "Fund") from April 30, 1993 to April 30, 2003 compared to the Standard and Poor's 500 Index
(S&P 500).**

[GRAPHIC ILLUSTRATION--RIGGS STOCK FUND-CLASS R SHARES]
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Stock Fund (the "Fund") is represented by a solid diamond line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 4/30/1993 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the S&P 500. The ending values were $18,668 and $25,218, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year            (15.58)%
5 Years             (8.39)%
10 Years        6.44%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge in effect May 11, 1992 of 3.50% ($10,000 investment minus $350 sales charge = $9,650). Effective December 18, 1995, the maximum sales charge increased to 5.75%. Effective July 1, 1998, the front end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. ** The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.
*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs Stock Fund
Class Y Shares

Growth of $10,000 Invested in Riggs Stock Fund, Class Y Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Stock Fund, Class Y Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Standard and Poor's 500 Index (S&P 500).**

[GRAPHIC ILLUSTRATION--RIGGS STOCK FUND-CLASS Y SHARES]
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Riggs Stock Fund (the "Fund") is represented by a solid diamond line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares, as compared to the S&P 500. The ending values were $6,691 and $6,763, respectively.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              (13.72)%
Start of Performance (12/20/1999)         (11.27)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
** The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Riggs Small Company Stock Fund
Class R Shares

Growth of $10,000 Invested in Riggs Small Company Stock Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Small Company Stock Fund, Class R Shares (the "Fund") from February 27, 1995 (start of performance) to April 30, 2003 compared to the Russell 2000 Index
(RUS2).**

[GRAPHIC ILLUSTRATION--RIGGS SMALL COMPANY STOCK FUND-CLASS R SHARES]
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Small Company Stock Fund (the "Fund") is represented by a solid diamond line. The Russell 200 Index ("RUS2") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the RUS2. The "x" axis reflects computation periods from 2/27/1995 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the RUS2. The ending values were $18,921 and $17,481, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              (13.67)%
5 Years                               (4.94)%
Start of Performance (2/27/1995)               8.59%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge in effect February 27, 1995 of 3.50% ($10,000 investment minus $350 sales charge = $9,650). Effective December 18, 1995, the maximum sales charge increased to 5.75%. Effective July 1, 1998, the front end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.
** The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.
*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs Small Company Stock Fund
Class Y Shares

Growth of $10,000 Invested in Riggs Small Company Stock Fund, Class Y Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Small Company Stock Fund, Class Y Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Russell 2000 Index
(RUS2).**

[GRAPHIC ILLUSTRATION--RIGGS SMALL COMPANY STOCK FUND-CLASS Y SHARES]
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Riggs Small Company Stock Fund (the "Fund") is represented by a solid diamond line. The Russell 2000 Index ("RUS2") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the RUS2. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares, as compared to the RUS2. The ending values were $11,233 and $8,952, respectively.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              (11.65)%
Start of Performance (12/20/1999)              3.52%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.
** The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Riggs U.S. Government Securities Fund
Class R Shares

Growth of $10,000 Invested in Riggs U.S. Government Securities Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs U.S. Government Securities Fund, Class R Shares (the "Fund") from April 30, 1993 to April 30, 2003 compared to the Merrill Lynch U.S. Treasury Agency Master Index (MLTAM).**

[GRAPHIC ILLUSTRATION--RIGGS U.S. GOVERNMENT SECURITIES FUND-CLASS R SHARES] The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs U.S. Government Securities Fund (the "Fund") is represented by a solid diamond line. The Merrill Lynch U.S. Treasury Agency Master Index ("MLTAM") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the MLTAM. The "x" axis reflects computation periods from 4/30/1993 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the MLTAM. The ending values were $18,269 and $19,903, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                  7.29%
5 Years                 6.23%
10 Years          6.21%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge in effect May 11, 1992 of 3.50% ($10,000 investment minus $350 sales charge = $9,650). Effective December 18, 1995, the maximum sales charge increased to 4.75%. Effective July 1, 1998, the front-end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLTAM has been adjusted to reflect reinvestment of dividends on securities in the index. ** The MLTAM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. MLTAM is an unmanaged index comprised of long-term bonds publicly issued by the U.S. government or its agencies. Investments cannot be made in an index.
*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs U.S. Government Securities Fund
Class Y Shares

Growth of $10,000 Invested in Riggs U.S. Government Securities Fund, Class Y Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs U.S. Government Securities Fund, Class Y Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Merrill Lynch U.S. Treasury Agency Master Index (MLTAM).**

[GRAPHIC ILLUSTRATION--RIGGS U.S. GOVERNMENT SECURITIES FUND-CLASS Y SHARES] The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Riggs U.S. Government Securities Fund (the "Fund") is represented by a solid diamond line. The Merrill Lynch U.S. Treasury Agency Master Index ("MLTAM") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the MLTAM. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares, as compared to the MLTAM. The ending values were $13,196 and $13,660, respectively.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              9.56%
Start of Performance (12/20/1999)         8.60%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLTAM has been adjusted to reflect reinvestment of dividends on securities in the index.
** The MLTAM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Riggs Bond Fund
Class R Shares

Growth of $10,000 Invested in Riggs Bond Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Bond Fund, Class R Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Lehman Brothers Government Credit Total Index (LBGCT).**

[GRAPHIC ILLUSTRATION--RIGGS BOND FUND-CLASS R SHARES]
The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Bond Fund (the "Fund") is represented by a solid diamond line. The Lehman Brothers Government Credit Total Index ("LBGCT") is
represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the LBGCT. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the LBGCT. The ending values were $12,940 and $13,759, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              7.84%
Start of Performance (12/20/1999)         7.97%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index.
** The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasifederal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one month, three-month, twelve-month, and ten-year periods and year-to-date. The index is unmanaged, and investments cannot be made in an index.
*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs Short Term Tax Free Bond Fund
Class R Shares

Growth of $10,000 Invested in Riggs Short Term Tax Free Bond Fund, Class R
Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Short Term Tax Free Bond Fund, Class R Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Lehman Brothers 3 Year Municipal Bond Index (LB3MB)** and the Lehman Brothers 5 Year Municipal Bond Index (LB5MB).***

[GRAPHIC ILLUSTRATION--RIGGS SHORT TERM TAX FREE BOND FUND-CLASS R SHARES]

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Short Term Tax Free Bond Fund (the "Fund") is represented by a solid diamond line. The Lehman Brothers 3 year Municipal Bond Index
("LB3MB") is represented by a dotted square line and the Lehman Brothers 5 Year Municipal Bond Index is represented by a dotted circle line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund, the LB3MB and the LB5MB. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the LB3MB and the LB5 MB. The ending values were $11,892, $12,200 and $12,659, respectively.

AVERAGE ANNUAL TOTAL RETURNS+ FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              3.78%
Start of Performance (12/20/1999)         5.29%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB3MB and LB5MB have been adjusted to reflect reinvestment of dividends on securities in the index.
** The LB3MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LB3MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 1-5 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. Investments cannot be made in an index. The Fund has elected to change its benchmark from the LB5MB to the LB3MB. The LB3MB is more representative of the securities typically held by the Fund. *** The LB5MB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. LB5MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 1-9.99 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to Alternative Minimum Tax. Investments cannot be made in an index.
+ Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs Intermediate Tax Free Bond Fund
Class R Shares

Growth of $10,000 Invested in Riggs Intermediate Tax Free Bond Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Intermediate Tax Free Bond Fund, Class R Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB).**

[GRAPHIC ILLUSTRATION--RIGGS INTERMEDIATE TAX FREE BOND FUND-CLASS R SHARES]

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Intermediate Tax Free Bond Fund (the "Fund") is represented by a solid diamond line. The Lehman Brothers 10 Year Municipal Bond Index ("LB10MB") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the LB10MB. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the LB10MB. The ending values were $12,550 and $12,952, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              7.43%
Start of Performance (12/20/1999)         6.99%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB10MB has been adjusted to reflect reinvestment of dividends on securities in the index.
** The LB10MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. LB10MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 10 years or greater. As of January 1996 the index also includes zero coupon bonds and bonds subject to Alternative Minimum Tax. Investments cannot be made in an index.
*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

                     STATEMENT OF ADDITIONAL INFORMATION

                              ___________, 2003


                         Acquisition of the assets of

                              RIGGS STOCK FUND,
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

                   By and in exchange for Class A Shares of

                     FEDERATED CAPITAL APPRECIATION FUND,
                    a portfolio of Federated Equity Funds

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400


                         Acquisition of the assets of

                       RIGGS SMALL COMPANY STOCK FUND,
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

                   By and in exchange for Class A Shares of

                           FEDERATED KAUFMANN FUND,
                    a portfolio of Federated Equity Funds

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400


                         Acquisition of the assets of

                    RIGGS U.S. GOVERNMENT SECURITIES FUND,
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

            By and in exchange for Institutional Service Shares of

                 FEDERATED TOTAL RETURN GOVERNMENT BOND FUND,

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400


                         Acquisition of the assets of

                               RIGGS BOND FUND,
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

            By and in exchange for Institutional Service Shares of

                      FEDERATED TOTAL RETURN BOND FUND,
              a portfolio of Federated Total Return Series, Inc.

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400


                         Acquisition of the assets of

                     RIGGS SHORT TERM TAX FREE BOND FUND,
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

            By and in exchange for Institutional Service Shares of

                    FEDERATED SHORT-TERM MUNICIPAL TRUST,

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400


                         Acquisition of the assets of

                    RIGGS INTERMEDIATE TAX FREE BOND FUND,
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

                       By and in exchange for Shares of

                   FEDERATED INTERMEDIATE MUNICIPAL TRUST,
                 a portfolio of Intermediate Municipal Trust

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400


                         Acquisition of the assets of

                        RIGGS PRIME MONEY MARKET FUND,
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

            By and in exchange for Institutional Service Shares of

                       AUTOMATED CASH MANAGEMENT TRUST,
                a portfolio of Money Market Obligations Trust

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400


                         Acquisition of the assets of

                    RIGGS U.S. TREASURY MONEY MARKET FUND,
                          a portfolio of Riggs Funds

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010
                         Telephone No: 1-800-934-3883

                       By and in exchange for Shares of

                      AUTOMATED GOVERNMENT MONEY TRUST,
                a portfolio of Money Market Obligations Trust

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-341-7400


      This Statement of Additional Information, dated _____, 2003, is not a prospectus. A Combined Prospectus and Proxy Statement, dated ____, 2003, related to the above-referenced matter may be obtained from Federated Equity Funds, on behalf of Federated Capital Appreciation Fund and Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Series, Inc., on behalf of Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Intermediate Municipal Trust, on behalf of Federated Intermediate Municipal Trust, and Money Market Obligations Trust, on behalf of Automated Cash Management Trust and Automated Government Money Trust, at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. This Statement of Additional Information should be read in conjunction with such Combined Prospectus and Proxy Statement.



                              TABLE OF CONTENTS


1. Statement of Additional Information of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated December 31, 2002, revised April 7, 2003.

2. Statement of Additional Information of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, dated December 31, 2002.

3.    Statement  of   Additional   Information   of  Federated   Total  Return
      Government Bond Fund dated April 30, 2003.

4. Statement of Additional Information of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated January 31, 2002.

5. Statement of Additional Information of Federated Short-Term Municipal Trust, dated August 31, 2002.

6. Statement of Additional Information of Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust, dated July 31, 2003.

7. Statement of Additional Information of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, dated September 30, 2002.

8. Statement of Additional Information of Automated Government Money Trust, a portfolio of Money Market Obligations Trust, dated September 30, 2002.

9.    Statement of  Additional  Information  of Riggs  Funds,  dated April 30,
      2003.

10. Audited Financial Statements of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated October 31, 2002.

11. Audited Financial Statements of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, dated October 31, 2002.

12. Audited Financial Statements of Federated Total Return Government Bond Fund dated February 28, 2003.

13. Audited Financial Statements of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated November 30, 2002.

14. Audited Financial Statements of Federated Short-Term Municipal Trust, dated June 30, 2002.

15. Audited Financial Statements of Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust, dated May 31, 2003.

16. Audited Financial Statements of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, dated July 31, 2002.

17. Audited Financial Statements of Automated Government Money Trust, a portfolio of Money Market Obligations Trust, dated July 31, 2002.

18.   Audited Financial Statements of Riggs Funds, dated April 30, 2003.

19. Unaudited Financial Statements of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated April 30, 2003.

20. Unaudited Financial Statements of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, dated April 30, 2003.

21. Unaudited Financial Statements of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated May 31, 2003.

22. Unaudited Financial Statements of Federated Short-Term Municipal Trust, dated December 31, 2002.

23. Unaudited Financial Statements of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, dated January 31, 2003.

24. Unaudited Financial Statements of Automated Government Money Trust, a portfolio of Money Market Obligations Trust, dated January 31, 2003.

25.   Pro Forma Financial Information for the acquisition:
         A. Acquisition of Riggs U.S. Government Securities Fund by Federated Total Return Government Bond Fund.
         B. Acquisition of Riggs Short Term Tax Free Bond Fund by Federated Short-Term Municipal Trust.
         C. Acquisition of Riggs Intermediate Tax Free Bond Fund by Federated Intermediate Municipal Trust.

Pursuant to Item 14(a) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared for the following reorganizations because the net asset value of the company being acquired does not exceed ten percent of the Acquiring Fund's net asset value, measured as of ____, 2003:
         A. Acquisition of Riggs Stock Fund by Federated Capital Appreciation Fund.
         B. Acquisition of Riggs Small Company Stock Fund by Federated Kaufmann Fund.
         C. Acquisition of Riggs Bond Fund by Federated Total Return Bond
Fund.
         D. Acquisition of Riggs Prime Money Market Fund by Automated Cash Management Trust
         E. Acquisition of Riggs U.S. Treasury Money Market Fund by Automated Government Money Trust.

                    INFORMATION INCORPORATED BY REFERENCE


      The Statement of Additional Information of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, is incorporated by reference to Federated Equity Funds' Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A (File No. 2-91090), which was filed with the Securities and Exchange Commission on or about December 26, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

      The Statement of Additional Information of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, is incorporated by reference to Federated Equity Funds' Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A (File No. 2-91090), which was filed with the Securities and Exchange Commission on or about December 26, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

      The Statement of Additional Information of Federated Total Return Government Bond Fund is incorporated by reference to Federated Total Return Government Bond Fund's Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A (File No. 33-60411), which was filed with the Securities and Exchange Commission on or about April 30, 2003 . A copy may be obtained from the Fund at 1-800-341-7400.

      The Statement of Additional Information of Federated Total Return Bond Fund, a portfolio Federated Total Return Series Inc., is incorporated by reference to Federated Total Return Series Inc.'s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A (File No. 2-98237), which was filed with the Securities and Exchange Commission on or about July 29, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

    The Statement of Additional Information of Federated Short-Term Municipal Trust is incorporated by reference to the Federated Short-Term Municipal Trust's Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A (File No. 2-72277), which was filed with the Securities and Exchange Commission on or about August 28, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

      The Statement of Additional Information of Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust, is incorporated by reference to Intermediate Municipal Trust's Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A (File No. 2-98237), which was filed with the Securities and Exchange Commission on or about July 29, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

    The Statement of Additional Information of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, is incorporated by reference to Money Market Obligations Trust's Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A (File No. 33-31602), which was filed with the Securities and Exchange Commission on or about September 30, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

    The Statement of Additional Information of Automated Government Money Trust, a portfolio of Money Market Obligations Trust, is incorporated by reference to Money Market Obligations Trust's Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A (File No. 33-31602), which was filed with the Securities and Exchange Commission on or about September 30, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

    The Statement of Additional Information of Riggs Funds, is incorporated by reference to the Riggs Fund's Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A (File No. 33-40428), which was filed with the Securities and Exchange Commission on or about June 27, 2003. A copy may be obtained from the Fund at 1-800-934-3883.


      The audited financial statements of Federated Capital Appreciation Fund, dated October 31, 2002, are incorporated by reference to the Annual Report to shareholders of Federated Capital Appreciation Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 26, 2002.

      The audited financial statements of Federated Kaufmann Fund, dated October 31, 2002, are incorporated by reference to the Annual Report to shareholders of Federated Kaufmann Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 26, 2002.

      The audited financial statements of Federated Total Return Government Bond Fund, dated February 28, 2003, are incorporated by reference to the Annual Report to shareholders of Federated Total Return Government Bond Fund, which was filed with the Securities and Exchange Commission pursuant to
Section 30(b) of the Investment Company Act of 1940, as amended, on or about April 30, 2003.

      The audited financial statements of Federated Total Return Bond Fund, dated November 30, 2002, are incorporated by reference to the Annual Report to shareholders of Federated Total Return Bond Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about January 28, 2003.

      The audited financial statements of Federated Short-Term Municipal Trust, dated June 30, 2002, are incorporated by reference to the Annual Report to shareholders of Federated Short-Term Municipal Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about August 26, 2002.

      The audited financial statements of Federated Intermediate Municipal Trust, dated May 31, 2003, are incorporated by reference to the Annual Report to shareholders of Federated Intermediate Municipal Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 30, 2002.

      The audited financial statements of Automated Cash Management Trust, dated July 31, 2002, are incorporated by reference to the Annual Report to shareholders of Automated Cash Management Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 30, 2002.

      The audited financial statements of Automated Government Money Trust, dated July 31, 2002, are incorporated by reference to the Annual Report to shareholders of Automated Government Money Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about October 1, 2002.

      The audited financial statements of Riggs Funds, dated April 30, 2003, are incorporated by reference to the Annual Report to shareholders of Riggs Funds, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 27, 2003.

      The unaudited financial statements of Federated Capital Appreciation Fund, dated April 30, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Growth Strategies Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June __, 2003.

      The unaudited financial statements of Federated Kaufmann Fund, dated April 30, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Federated Kaufmann Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 27, 2003.

      The unaudited financial statements of Federated Total Return Bond Fund, dated May 31, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Federated Total Return Bond Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 28, 2003

      The unaudited financial statements of Federated Short-Term Municipal Trust dated December 31, 2002 are incorporated by reference to the Semi-Annual Report to shareholders of Federated Short-Term Municipal Trust, which was filed with the Securities and Exchange Commission pursuant to
Section 30(b) of the Investment Company Act of 1940, as amended, on or about February 27, 2003.

      The unaudited financial Statements of Automated Cash Management Trust, dated January 31, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Automated Cash Management Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 28, 2003.

      The unaudited financial Statements of Automated Government Money Trust, dated April 30, 2002 are incorporated by reference to the Semi-Annual Report to shareholders of Automated Government Money Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 28, 2003.

      The unaudited financial Statements of Riggs Funds, dated April 30, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Automated Government Money Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 27, 2002.


                    Riggs U.S. Government Securities Fund
                 Federated Total Return Government Bond Fund
                   Notes to Pro Forma Financial Statements
                          Year Ended April 30, 2003
                       and Year Ended February 28, 2003

Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Federated Total Return Government Bond Fund and Riggs U.S. Government Securities Fund, collectively ("the Funds"), for the year ended February 28, 2003 and April 30, 2003, respectively. These statements have been derived from the books and records utilized in calculating daily net asset values at February 28, 2003 and April 30, 2003, respectively.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Federated Total Return Government Bond Fund for shares of Riggs U.S. Government Securities Fund. Under generally accepted accounting principles, Federated Total Return Government Bond Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs, which may change as a result of the reorganization, are currently undeterminable.

For the year ended February 28, 2003, Federated Total Return Government Bond Fund paid investment advisory fees computed at the annual rate of 0.50% as a percentage of average daily net assets. For the year ended April 30, 2003, Riggs U.S. Government Securities Fund paid investment advisory fees computed at the annual rate of 0.75% as a percentage of average daily net assets.


Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 3,963,710 Institutional Service Shares of Federated Total Return Bond Fund in exchange for 1,693,689 Class R Shares of Riggs U.S. Government Securities Fund and 2,583,333 Class Y Shares of Riggs U.S. Government Securities Fund which would have been issued at February 28, 2003 and April 30, 2003, respectively, in connection with the proposed reorganization.



Pro Forma Combining Portfolio of Investments



   Riggs U.S.      Federated                                                Riggs U.S.       Federated
   Government     Total Return                                              Government     Total Return
   Securities      Government                                               Securities      Government
      Fund         Bond Fund    Pro Forma                                      Fund          Bond Fund        Pro Forma
 April 30, 2003   February 28,   Combined                                 April 30, 2003 February 28, 2003     Combined
                      2003
----------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                Market
   or Shares                                                                                                    Value
----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.1%
--------------------------------------------------------------------------
                                           -------------------------------
                        -          318,800 EQCC Home Equity Loan Trust           324,423                 -
    $318,800                               1997-3, Class A8, 6.41%,                                               $ 324,423
                                           12/15/2004 (IDENTIFIED COST
                                           $318,748)
                                           ---------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
--------------------------------------------------------------------------
 Finance - 0.1%
--------------------------------------------------------------------------
     115,080            -          115,080 Federal National Mortgage             131,074                 -          131,074
                                           Association, Series 1988-16,
                                           Class B, 9.50%, 6/25/2018
     43,598             -           43,598 Federal National Mortgage              49,757                 -           49,757
                                           Association, Series 1989-35,
                                           Class G, 9.50%, 7/25/2019
                                           ----------------------------------------------
                                                                                         -----------------------------------
                                           TOTAL COLLATERALIZED MORTGAGE         180,831                 -          180,831
                                           OBLIGATIONS (IDENTIFIED COST
                                           $169,897)
                                           ---------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - 4.1%
--------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. - 0.1%
--------------------------------------------------------------------------
                                           -------------------------------
     291,786            -          291,786 6.50%, 7/1/2004                       295,870                 -          295,870
                                           ---------------------------------------------------------------------------------
 Federal National Mortgage Association - 0.1%
--------------------------------------------------------------------------
     112,440              -        112,440 7.50%, 6/1/2012                       120,719                 -          120,719
                                           ---------------------------------------------------------------------------------
 Government National Mortgage Association - 3.9%
--------------------------------------------------------------------------
    1,360,537                 -            6.50%, 5/15/2028                    1,433,240                 -        1,433,240
                                 1,360,537
    2,883,883                 -            6.50%, 10/15/2031                   3,033,820                 -        3,033,820
                                 2,883,883
    3,571,169                 -            7.00%, 8/15/2027                    3,797,810                 -        3,797,810
                                 3,571,169
      3,527                   -      3,527 7.50%, 6/15/2026                        3,780                 -            3,780
    12,069                    -     12,069 7.50%, 10/15/2026                      12,933                 -           12,933
     731,044                  -    731,044 7.50%, 10/15/2027                     782,117                 -          782,117
     486,665                  -    486,665 8.00%, 10/15/2027                     528,572                 -          528,572
                                           ----------------------------------------------
                                                                                         -----------------------------------
                                            Total                              9,592,272                 -        9,592,272
                                           ---------------------------------------------------------------------------------
                                                                                         -----------------------------------
                                           TOTAL MORTGAGE BACKED              10,008,861                 -       10,008,861
                                           SECURITIES (IDENTIFIED COST
                                           $9,561,037)
                                           ---------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 44.4%
--------------------------------------------------------------------------
 U.S. Treasury Bonds - 17.8%
--------------------------------------------------------------------------
 325,000          -                325,000 12.00%, 8/15/2013                     468,000                 -          468,000
        -           2,200,000              11.250%, 2/15/2015                          -         3,709,398        3,709,398
                                 2,200,000
        -           3,700,000              7.250%, 5/15/2016                           -         4,819,842        4,819,842
                                 3,700,000
        -           2,050,000              8.750%, 5/15/2017                           -         3,013,828        3,013,828
                                 2,050,000
     350,000            -          350,000 7.875%, 2/15/2021                     483,602                 -          483,602
        -           1,000,000              8.125%, 5/15/2021                           -         1,432,030        1,432,030
                                 1,000,000
    1,800,000           -                  18.00%, 11/15/2021                  2,523,654                 -        2,523,654
                                 1,800,000
     250,000        1,800,000              7.250%, 8/15/2022                     327,773         2,388,654        2,716,427
                                 2,050,000
        -           6,000,000              6.250%, 8/15/2023                           -         7,191,540        7,191,540
                                 6,000,000
    1,000,000       4,000,000              17.125%, 2/15/2023                  1,297,340         5,248,120        6,545,460
                                 5,000,000
     245,000            -          245,000 16.50%, 11/15/2026                    300,240                 -          300,240
     219,000            -          219,000 16.125%, 11/15/2027                   257,461                 -          257,461
     63,000             -           63,000 6.125%, 8/15/2029                      74,438                 -           74,438
 216,000          9,000,000                15.375%, 2/15/2031                    235,676         9,977,310       10,212,986
                                 9,216,000
                                           ----------------------------------------------------------------
                                                                                                           -----------------
                                            Total                              5,968,184        37,780,722       43,748,906
                                           ---------------------------------------------------------------------------------
 U.S. Treasury Notes - 26.1%
--------------------------------------------------------------------------
        -             5,000,000            1.625%, 1/31/2005                           -         5,012,500        5,012,500
                                 5,000,000
      1,000                   -      1,000 16.50%, 5/15/2005                       1,100                 -            1,100
     600,000          4,000,000            17.000%, 7/15/2006                    690,282         4,636,240        5,326,522
                                 4,600,000
        -             3,100,000            6.500%, 10/15/2006                          -         3,562,086        3,562,086
                                 3,100,000
        -             5,500,000            3.500%, 11/15/2006                          -         5,745,795        5,745,795
                                 5,500,000
 -                    2,000,000            6.250%, 2/15/2007                           -         2,296,880        2,296,880
                                 2,000,000
        -             2,000,000            6.625%, 5/15/2007                           -         2,337,820        2,337,820
                                 2,000,000
        -             1,000,000            5.500%, 2/15/2008                           -         1,131,720        1,131,720
                                 1,000,000
        -             2,750,000            4.750%, 11/15/2008                          -         3,014,688        3,014,688
                                 2,750,000
        -             2,800,000            5.500%, 5/15/2009                           -         3,189,816        3,189,816
                                 2,800,000
        -             2,000,000            6.000%, 8/15/2009                           -         2,336,560        2,336,560
                                 2,000,000
    5,109,000         7,000,000            14.875%, 2/15/2012                  5,540,097         7,674,870       13,214,967
                                12,109,000
 -                   15,109,650            3.000%, 7/15/2012                           -        16,769,294       16,769,294
                                15,109,650
                                           ----------------------------------------------
                                                                                         -----------------------------------
                                            Total                              6,231,479        57,708,269       63,939,748
                                           ---------------------------------------------------------------------------------
 U.S. Treasury Strips - 0.5%
--------------------------------------------------------------------------
 3,404,445                    -            7.25%, 8/15/2022 (held as           1,255,287                 -        1,255,287
                                 3,404,445 collateral for securities
                                           lending)
                                           ----------------------------------------------
                                                                                         -----------------------------------
                                           TOTAL U.S. TREASURY                13,454,950        95,488,991      108,943,941
                                           OBLIGATIONS (IDENTIFIED COST
                                           $99,450,219)
                                           ---------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.6%
--------------------------------------------------------------------------
 Federal Agricultural Mortgage Association - 0.8%
--------------------------------------------------------------------------
 1,700,000                    -            8.07%, 4/16/2007                    2,042,220                 -        2,042,220
                                 1,700,000
                                           ---------------------------------------------------------------------------------
 Federal Home Loan Bank - 9.4%
--------------------------------------------------------------------------
        -           7,000,000              7.250%, 2/15/2007                           -         8,216,110        8,216,110
                                 7,000,000
        -           3,000,000              6.730%, 6/22/2009                           -         3,558,330        3,558,330
                                 3,000,000
        -            900,000       900,000 6.500%, 11/13/2009                          -         1,055,646        1,055,646
        -           1,300,000              7.375%, 2/12/2010                           -         1,595,269        1,595,269
                                 1,300,000
        -           4,450,000              7.625%, 5/14/2010                           -         5,553,244        5,553,244
                                 4,450,000
                  2,500,000                6.875%, 8/13/2010                           -         3,008,275        3,008,275
       -                         2,500,000
                                           ----------------------------------------------------------------
                                                                                         -----------------------------------
                                            Total                                      -        22,986,874       22,986,874
                                           ---------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. - 8.8%
--------------------------------------------------------------------------
 1,000,000                                 7.375%, 5/15/2003                   1,002,419                 -        1,002,419
                       -         1,000,000
    3,000,000           -                  13.25%, 1/15/2004                   3,045,450                 -        3,045,450
                                 3,000,000
        -           6,000,000              5.250%, 1/15/2006                           -         6,519,180        6,519,180
                                 6,000,000
 8,249,000                                 15.50%, 7/15/2006                   9,076,870                 -        9,076,870
                       -         8,249,000
     900,000            -          900,000 6.943%, 3/21/2007                   1,047,029                 -        1,047,029
 -                70,000            70,000 6.750%, 9/15/2029                           -            85,187           85,187
 2,070,949                                 6.00%-8.50%,                          800,494                 -          800,494
                       -         2,070,949 5/15/2008-2/1/2033 (held as
                                           collateral for securities
                                           lending)
                                           ----------------------------------------------------------------
                                                                                         -----------------------------------
                                            Total                             14,972,262         6,604,367       21,576,629
                                           ---------------------------------------------------------------------------------
 Federal National Mortgage Association - 10.1%
--------------------------------------------------------------------------
        -           8,900,000              6.500%, 8/15/2004                           -         9,548,988        9,548,988
                                 8,900,000
                  11,000,000               5.500%, 3/15/2011                           -        12,231,010       12,231,010
       -                        11,000,000
    2,000,000           -                  6.00%, 5/15/2011                    2,276,260                 -        2,276,260
                                 2,000,000
 1,848,725                                 5.00%-10.75%,                         760,154                 -          760,154
                       -         1,848,725 11/25/2007-1/18/2027 (held as
                                           collateral for securities
                                           lending)
                                           ----------------------------------------------------------------
                                                                                         -----------------------------------
                                            Total                              3,036,414        21,779,998       24,816,412
                                           ---------------------------------------------------------------------------------
 Student Loan Marketing Association -
0.5%
--------------------------------------------------------------------------
 1,000,000                    -            7.30%, 8/1/2012                     1,236,970                 -        1,236,970
                                 1,000,000
                                           ---------------------------------------------------------------------------------
                                                                                         -----------------------------------
                                           TOTAL U.S. GOVERNMENT AGENCY       21,287,866        51,371,239       72,659,105
                                           OBLIGATIONS (IDENTIFIED COST
                                           $65,805,864)
                                           ---------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS - 5.8%
--------------------------------------------------------------------------
       1,806,000              -            Repurchase agreement with           1,806,000                 -        1,806,000
                                 1,806,000 PaineWebber Group, Inc.,
                                           dated 4/30/2003 due 5/1/2003
                                           at 1.23%, collateralized by
                                           U.S. Treasury obligations
                                           with various maturity to
                                           5/15/2006 (repurchase
                                           proceeds $1,806,062)
      12,352,586              -            Morgan Stanley, Inc., 1.35%,       12,352,586                 -       12,352,586
                                12,352,586 dated 4/30/2003 due 5/1/2003
                                           at 1.35%, collateralized by
                                           U. S. government agency
                                           obligations with various
                                           maturities to 2/1/2037
                                           (repurchase proceeds
                                           $12,353,049) (held as
                                           collateral for securities
                                           lending)
                                           ---------------------------------------------------------------------------------
                                                                          --------------------------------------------------
                                           TOTAL REPURCHASE AGREEMENTS        14,158,586                 -       14,158,586
                                           (IDENTIFIED COST $14,158,586)
                                           ---------------------------------------------------------------------------------
                                           -------------------------------
 MUTUAL FUNDS - 21.5%
--------------------------------------------------------------------------
               -      3,551,210            Federated Mortgage Core                     -        36,719,513       36,719,513
                                 3,551,210 Portfolio
               -     16,028,105            Government Obligations Fund                 -        16,028,105       16,028,105
                                16,028,105
                                           ---------------------------------------------------------------------------------
                                                                          --------------------------------------------------
                                           TOTAL MUTUAL FUNDS                          -        52,747,618       52,747,618
                                           (IDENTIFIED COST $51,223,780)
                                           ---------------------------------------------------------------------------------
                                           ---------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS - 105.6%       $ 59,415,517     $ 199,607,848    $ 259,023,365
                                           (IDENTIFIED COST
                                           $240,688,131)2
                                           ---------------------------------------------------------------------------------
                                           OTHER ASSETS AND LIABILITIES     (14,781,135)           993,255     (13,787,880)
                                           - NET (5.6)%
                                           TOTAL NET ASSETS - 100%          $ 44,634,382     $ 200,601,103    $ 245,235,485
                                           ---------------------------------------------------------------------------------

1 Certain principal amounts on loan to broker.


2 The cost of investments for federal tax purposes amounts to $241,057,984.



Note: The categories of investments are shown as a percentage of pro forma combined total net assets as shown on the Pro Forma Combining Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements


                          Riggs U. S. Government Securities Fund
                       Federated Total Return Government Bond Fund
                 Pro Forma Combining Statements of Assets and Liabilities

                                              Federated
                                                Total
                                Riggs           Return
                                U. S.         Government
                             Government
                              Securities      Bond Fund      Pro Forma     Pro Forma
                                 Fund
                              April 30,        February     Adjustment     Combined
                                2003           28, 2003
                             ---------------------------------------------------------
Assets:
--------------------------
Investments in                         $                $                 244,864,779
securities, at value          45,256,931      199,607,848              -
--------------------------
--------------------------
Investments in
repurchase agreements         14,158,586                -              -   14,158,586
                             ------------    ------------- -------------- ------------
                                                                          259,023,365
                              59,415,517      199,607,848              -
--------------------------
Cash
                                   6,506                -              -        6,506
--------------------------
Income receivable
                                 518,578        1,129,687              -    1,648,265
--------------------------
Receivable for shares
sold                               1,711          204,897              -      206,608
--------------------------
Receivable for
Investments sold                       -                -              -            -
--------------------------
Expense Reimbursement
from Advisor                           -                -              -            -
--------------------------
Prepaid Expenses
                                  14,923                -              -       14,923
--------------------------
Other Assets
                                       -                -              -            -
--------------------------   ------------    ------------- -------------- ------------
     Total assets                                                         260,899,667
                              59,957,235      200,942,432              -
--------------------------   ------------    ------------- -------------- ------------
Liabilities:
--------------------------
Income distributions
payable                          126,094          178,591                     304,685
--------------------------
Payable for investments
purchased                              -                -              -            -
--------------------------
Payable upon return of
securities loaned             15,168,521                -                  15,168,521
--------------------------
Payable for shares
redeemed                          16,683          128,192              -      144,875
--------------------------
Payable to bank                                                        -
                                       -               31                          31
--------------------------
Accrued Expenses
                                  11,555           34,515              -       46,070
--------------------------   ------------    ------------- -------------- ------------
     Total liabilities
                              15,322,853          341,329              -   15,664,182
--------------------------   ------------    ------------- -------------- ------------
Net Assets                             $                $       $      -  $245,235,485
                              44,634,382      200,601,103
--------------------------   ------------    ------------- -------------- ------------
Net Assets Consists of:
--------------------------
Paid in capital               $                         $      $       -
                              39,911,064      188,797,841                 228,708,905
--------------------------
Net unrealized
appreciation
(depreciation)
  of investments
                               3,516,568       14,818,666              -   18,335,234
--------------------------
Accumulated net realized
gain (loss) on
   investments
                               1,208,672      (2,999,626)              -  (1,790,954)
--------------------------
Undistributed net
investment income (net
operating loss)
                                 (1,922)         (15,778)              -     (17,700)
--------------------------   ------------    ------------- --------------
                                                                          ------------
     Total Net Assets                  $                $       $      -  $245,235,485
                              44,634,382      200,601,103
--------------------------   ------------    ------------- -------------- ------------

Net Assets:
Class R Shares                         $                $  $(17,674,706)     $      -
                              17,674,706                -            (a)
                             ------------    ------------- -------------- ------------
Class Y Shares                         $                $              $     $      -
                              26,959,676                -   (26,959,676)
                                                                     (a)
                             ------------    ------------- -------------- ------------
                             ------------    ------------- -------------- ------------
Institutional Shares                   $                $                 $156,974,877
                                       -      156,974,877        $
                                                                 -
                             ------------    ------------- -------------- ------------
                                                                          ------------
Institutional Service                  $                $   $ 44,634,382  $88,260,608
Shares                                 -       43,626,226            (a)
                             ------------    ------------- -------------- ------------
Shares Outstanding:
Class R Shares                 1,693,689                -
                                                             (1,693,689)            -
                                                                     (a)
                                             ------------- -------------- ------------
                             ------------
Class Y Shares                 2,583,333
                                                        -    (2,583,333)            -
                                                                     (a)
                             ------------    ------------- -------------- ------------
Institutional Shares
                                       -       13,942,017              -   13,942,017
                             ------------    ------------- -------------- ------------
                             ------------    -------------
Institutional Service
Shares                                          3,874,710      3,963,710    7,838,420
                                                                     (a)
                             ------------    ------------- -------------- ------------
Net Asset Value,
Offering Price and
  Redemption Proceeds
Per Shares:
Net Asset Value Per Share
Class R Shares                         $                $       $      -     $      -
                                   10.44                -
                             ------------    ------------- -------------- ------------
Class Y Shares                         $                $       $      -     $      -
                                   10.44                -
                             ------------    ------------- -------------- ------------
Institutional Shares                   $      $     11.26       $      -    $   11.26
                                       -
                             ------------    ------------- -------------- ------------
Institutional Service                  $      $     11.26       $      -    $   11.26
Shares                                 -
                             ------------    ------------- -------------- ------------

Redemption Proceeds Per
Share*
Class R Shares               $           **             $       $      -     $      -
                             10.23                      -
                             ------------    ------------- -------------- ------------
Class Y Shares                         $                $       $      -     $      -
                                   10.44                -
                             ------------    ------------- -------------- ------------
Institutional Service                  $                $       $      -     $      -
Shares                                 -                -
                             ------------    ------------- -------------- ------------

Investments, at                        $          $             $      -  $
identified cost               55,898,949     184,789,182                  240,688,131
                             ------------    ------------- -------------- ------------


     (a) Adjustment to reflect share balance and combined net asset value as a result of the combination.

* See "What Do Shares Cost" in the Prospectus.
**Computation of offering price per share
98/100 of net asset value.
See Notes to Pro Forma Financial
Statements

                                    Riggs U. S. Government Securities Fund
                                 Federated Total Return Government Bond Fund
                                 Pro Forma Combining Statements of Operations


                                        Federated
                                          Total
                             Riggs       Return
                             U. S.     Government
                          Government
                          Securities    Bond Fund                  Pro Forma   Pro
                             Fund                                          Forma
                           April 30,      February                         Combined
                              2003        28, 2003    Adjustment
                          -------------------------------------------------------------
Investment Income:
Dividends                  $                      $      $     -          $2,035,278
                                    -     2,035,278
Interest
                            3,659,058     5,795,026            -           9,454,084
                          -------------------------- ------------      --------------
     Total investment
income                      3,659,058     7,830,304            -          11,489,362
Expenses:
Investment advisory fee                                           (a)
                              562,956       748,968     (85,747)           1,226,177
Administrative personnel                                          (b)
and services fee              120,097       155,000    (120,097)             155,000
Custodian fees                                                    (c)
                               15,012        10,606     (15,012)              10,606
Transfer and dividend
disbursing agent
  fees and expenses                                               (d)
                                9,154        66,507      (9,154)              66,507
Director's/Trustee's fees                                         (e)
                                  820        12,100        (820)              12,100
Auditing fees                                                     (f)
                               17,484        23,893     (17,484)              23,893
Legal fees                                                        (g)
                                3,024         3,723      (3,024)               3,723
Portfolio accounting fees                                         (h)
                                1,883        61,705      (1,883)              61,705
Distribution service fee                                          (i)
- Class R Shares               50,086             -     (50,086)                   -
Distribution service fee                                          (i)
- Class Y Shares               50,086             -     (50,086)                   -
Distribution service fee                                          (j)
- Institutional Service             -        94,225      126,427             220,652
Shares
Shareholder services                                              (k)
fees - Class Y Shares         137,566             -    (137,566)                   -
Shareholder services                                              (l)
fees - Institutional                -       280,259      112,178             392,437
Shares
Shareholder services
fees - Institutional                -        94,225      126,427 (l)         220,652
Service Shares
Share registration costs                                          (m)
                               21,439    43,328         (21,439)              43,328
Printing and postage                                              (n)
                                6,508    21,232          (6,508)              21,232
Insurance premiums                                                (o)
                                1,425     1,092          (1,425)               1,092
Miscellaneous                                                     (p)
                                  930     8,315            (930)               8,315
                          -------------------------- ------------
                                                     ------------      --------------
     Total expenses
                              998,470     1,625,178    (156,229)           2,467,419
                          -------------------------- ------------      --------------
                                                                       --------------
Waivers and
Reimbursements:
Waiver of investment
adviser fee                 (300,243)     (720,443)    (156,444) (q)     (1,177,130)
Waiver of distribution
fees - Institutional                -      (60,304)     (80,913) (r)       (141,217)
Service Shares
Waiver of shareholder
services fee - Class R       (30,052)             -       30,052 (s)               -
Shares
Waiver of shareholder
services fee - Class Y       (82,540)             -       82,540 (s)               -
Shares
Waiver of shareholder
services fee -                      -     (235,417)     (94,230) (t)       (329,647)
Institutional Shares
Waiver of transfer agent
fee-Institutional Shares            -       (2,068)        (828) (u)         (2,896)
Waiver of transfer agent
fee-Institutional                   -         (758)        (831) (u)         (1,589)
Service Shares
Reimbursement of
investment adviser fee              -       (6,552)        (263) (v)         (6,815)
Reimbursement of other
operating expenses                  -      (29,858)     (31,451) (w)        (61,309)
                          -------------------------- ------------
                                                                       --------------
     Total waivers and
reimbursements              (412,835)   (1,055,400)     (45,063)           (402,256)
                          -------------------------- ------------      --------------
                                                                       --------------
Net expenses
                              585,635       569,778                        2,065,163
                          -------------------------- ------------      --------------
                                                                       --------------
Net investment             $                      $   $                   $9,424,199
income/(net operating        ,073,423     7,260,526      156,229
loss)
                          -------------------------- ------------      --------------
Realized and Unrealized
Gain (Loss) on
Investments and Foreign
Currency Transactions:

Net realized loss on
investments                 3,099,217      (59,506)                        3,039,711
Net change in unrealized
appreciation
(depreciation) on
   investments
                            1,125,114     9,383,896                       10,509,010
                          -------------------------- ------------      --------------
     Net realized and
unrealized gain (loss)      4,224,331     9,324,390            -          13,548,721
on investments
                          -------------------------- ------------      --------------
          Change in net             $             $                      $22,972,920
assets resulting from       7,297,754    16,584,916            -
operations
                          -------------------------- ------------      --------------

See Legend to Pro Forma Adjustments on the following page
See Notes to Pro Forma Financial Statements



                     Riggs U.S. Government Securities Fund
                 Federated Total Return Government Bond Fund
            Notes to Pro Forma Combining Statements of Operations
                          Year Ended April 30, 2003
                            and February 28, 2003



(a) Federated Investment Management Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.50% of the Federated Total Return Government Bond Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Services Company ("FServ") provides the Fund with administrative personnel and services necessary to operate the Fund. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

 (c) Adjustment to reflect the custodian fees reductions due to the combining of two portfolios into one.

(d) FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund on the level of average aggregate net assets of the Trust for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the Director's fee reductions due to the combining of two portfolios into one.

(f) Adjustment to reflect the Audit fee reductions due to the combining of two portfolios into one.

(g) Adjustment to reflect the Legal Fee reductions due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio Accounting Fee reductions due to the combining of two portfolios into one.

(i) Adjustment to reflect the elimination of the Riggs U.S. Government Securities12b-1 fee for Class R Shares and Class Y Shares due to the combining of two portfolios into one.

(j) Adjustment to reflect the distribution (12b-1) accrual of 0.25% due to the combining of two portfolios into one.

(k) Adjustment to reflect the elimination of the Riggs U.S. Government Securities shareholder services fee for Class Y Shares due to the combining of two portfolios into one.

(l) Adjustment to reflect the shareholder services fee accrual of 0.25% due to the combining of two portfolios into one.

(m) Adjustment to reflect the Share registration costs reductions due to the combining of two portfolios into one.

(n) Adjustment to reflect the printing and postage expense reduction due to combining of two portfolios into one.

(o) Adjustment to reflect the insurance premium expense reduction due to combining of two portfolios into one.

(p) Miscellaneous expenses are reduced to reflect estimated savings to be realized by combining two portfolios into one.

(q) Adjustment to reflect waiver of investment adviser fee being brought in line based on the combined net assets of funds.

(r) Adjustment to reflect waiver of distribution (12b-1) fee being brought in line based on the combined net assets of funds.

(s) Adjustment to reflect the elimination of shareholder services fee waiver for Riggs U.S. Government Securities Fund, Class R Shares and Class Y Shares which is no longer applicable due to the combining of two portfolios into one.

(t) Adjustment to reflect waiver of shareholder services fee being brought in line based on the net assets of funds.

(u) Adjustment to reflect waiver of transfer agent fee being brought in line based on the net assets of funds.

(v) Adjustment to reflect reimbursement of the investment adviser fee being brought in line based on the net assets of funds.

(w) Adjustment to reflect reimbursement of other operating expenses being brought in line based on the net assets of funds.


                     Riggs Short Term Tax Free Bond Fund
                          Federated Short-Term Municipal Trust
                   Notes to Pro Forma Financial Statements
                 Year Ended April 30, 2003 and June 30, 2002

Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Federated Short-Term Municipal Trust and Riggs Short Term Tax Free Bond Fund, collectively ("the Funds"), for the year ended June 30, 2002, and April 30, 2003, respectively. These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2002 and April 30, 2003, respectively.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Federated Short-Term Municipal Trust for shares of Riggs Short Term Tax Free Bond Fund. Under generally accepted accounting principles, Federated Short-Term Municipal Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs, which may change as a result of the reorganization, are currently undeterminable.

For the year ended June 30, 2002, Federated Short-Term Municipal Trust paid investment advisory fees computed at the annual rate of 0.40% as a percentage of average daily net assets. For the year ended April 30, 2003, Riggs Short Term Tax Free Bond Fund paid investment advisory fees computed at the annual rate of 0.75% as a percentage of average daily net assets.


Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 4,190,384 Institutional Service Shares of Federated Short-Term Municipal Trust in exchange for 4,133,706 Class R Shares of Riggs Short Term Tax Free Bond Fund which would have been issued at June 30, 2002 and April 30, 2003, respectively, in connection with the proposed reorganization.



Pro Forma Combining Portfolio of Investments


       Riggs                                                                 Riggs
     Short Term      Federated                                            Short Term     Federated
      Tax Free       Short-Term                                            Tax Free     Short-Term
     Bond Fund        Municipal     Pro Forma                              Bond Fund  Municipal Trust    Pro Forma
                        Trust
   April 30, 2003      June 30,      Combined                              April 30,   June 30, 2002     Combined
                         2002                                                2003
     Principal
       Amount
        or Shares                                                            Value         Value           Value

                                                Long-Term
                                                Municipals--14.9%
                                                Arizona--0.4%
           1,000,000      -           1,000,000 Maricopa County, AZ,       $1,064,580                      $1,064,580
                                                Unified School                                      -
                                                District No. 97, GO
                                                UT, 5.20% (FGIC
                                                LOC)/(Original Issue
                                                Yield: 5.30%), 7/1/2007
                                                Delaware--0.2%
             500,000      -             500,000 Delaware State, (Series       519,610                         519,610
                                                B), 5.00% (Original                                 -
                                                Issue Yield: 4.80%),
                                                5/1/2004
                                                Florida--0.4%
           1,000,000      -           1,000,000 Volusia County, FL,         1,048,310                       1,048,310
                                                School District, GO UT,                             -
                                                5.00% (FGIC
                                                LOC)/(Original Issue
                                                Yield: 3.35%), 8/1/2004
                                                Georgia--0.4%
           1,000,000      -           1,000,000 Henry County, GA, School    1,032,080                       1,032,080
                                                District, GO UT, 3.75%                              -
                                                (Original Issue Yield:
                                                3.58%), 8/1/2004
             950,000      -             950,000 Georgia Municipal           1,008,349                       1,008,349
                                                Electric Authority,                                 -
                                                Refunding Revenue Bonds
                                                (Series Z), 5.10% (FSA
                                                LOC)/(Original Issue
                                                Yield: 5.15%), 1/1/2005
                                                Total                       2,040,429                       2,040,429
                                                                                                    -
                                                Hawaii--0.7%
           2,000,000      -           2,000,000 Hawaii State, GO UT         2,254,560                       2,254,560
                                                (Series CB) Refunding                               -
                                                Bonds, 5.75% (Original
                                                Issue Yield: 5.90%),
                                                1/1/2007
                          -                     Illinois--1.7%
                                                                                                    -
           1,000,000      -           1,000,000 Chicago, IL, O'Hare         1,091,660                       1,091,660
                                                International Airport,                              -
                                                (Series A), 6.375% (MBIA
                                                LOC)/(Original Issue
                                                Yield: 6.735%), 1/1/2012
           1,000,000      -           1,000,000 Chicago, IL, O'Hare         1,101,950                       1,101,950
                                                International Airport,                              -
                                                Revenue Bonds (Series
                                                A), 5.375% (AMBAC
                                                LOC)/(Original Issue
                                                Yield: 5.50%), 1/1/2007
           1,550,000      -           1,550,000 Chicago, IL, GO UT          1,674,713                       1,674,713
                                                Refunding Bonds, 6.30%                              -
                                                (AMBAC LOC)/(Original
                                                Issue Yield: 6.40%),
                                                1/1/2005
           1,000,000      -           1,000,000 Lake County, IL, (Series    1,024,610                       1,024,610
                                                A) Water & Sewer                                    -
                                                Refunding Revenue Bonds,
                                                5.50% (AMBAC
                                                LOC)/(Original Issue
                                                Yield: 5.65%), 12/1/2009
                                                Total                       4,892,933                       4,892,933
                                                                                                    -
                                                Kansas--0.4%
           1,000,000      -           1,000,000 Johnson County, KS,         1,013,990                       1,013,990
                                                Unified School District                             -
                                                No. 233, GO UT, 5.25%
                                                (FGIC LOC)/(Original
                                                Issue Yield: 5.30%),
                                                9/1/2017
                          -                     Massachusetts--0.4%
           1,000,000      -           1,000,000 Lawrence, MA, GO UT,        1,126,400                       1,126,400
                                                5.50% (AMBAC                                        -
                                                LOC)/(Original Issue
                                                Yield: 4.71%), 2/1/2011
                          -                     Michigan--1.1%
           1,000,000      -           1,000,000 Forest Hills, MI, Public    1,041,290                       1,041,290
                                                School, GO UT, 5.25%                                -
                                                (Original Issue Yield:
                                                4.55%), 5/1/2004
           1,090,000      -           1,090,000 Grandville, MI, Public      1,098,720                       1,098,720
                                                Schools District, 2.00%,                            -
                                                5/1/2004
             865,000      -             865,000 Michigan State Building       933,430                         933,430
                                                Authority, (Series I)                               -
                                                Health, Hospital,
                                                Nursing Home Improvement
                                                Revenue Bonds, 5.40%
                                                (Original Issue Yield:
                                                5.50%), 10/1/2005
                                                Total                       3,073,440                       3,073,440
                                                                                                    -
                                                Nevada--0.4%
           1,000,000      -           1,000,000 Washoe County, NV,          1,068,220                       1,068,220
                                                Hospital Facilities,                                -
                                                Revenue Bonds, 6.00%
                                                (AMBAC LOC)/(Original
                                                Issue Yield: 6.10%),
                                                6/1/2009
                          -                     New Jersey--0.4%
           1,000,000      -           1,000,000 New Jersey State, GO UT,    1,063,570                       1,063,570
                                                6.50% (Original Issue                               -
                                                Yield: 4.95%), 7/15/2004
                          -                     New Mexico--0.4%
           1,000,000      -           1,000,000 Santa Fe, NM, Community     1,121,070                       1,121,070
                                                College District, GO UT,                            -
                                                5.45% (Original Issue
                                                Yield: 5.55%), 8/1/2010
                          -                     North Carolina--0.8%
           1,200,000      -           1,200,000 North Carolina State,       1,300,104                       1,300,104
                                                (Series A), 5.00%                                   -
                                                (Original Issue Yield:
                                                4.40%), 9/1/2005
           1,000,000      -           1,000,000 North Carolina State, GO    1,098,130                       1,098,130
                                                UT Bonds, 5.00%, 5/1/2011                           -
                                                Total                       2,398,234                       2,398,234
                                                                                                    -
                                                Ohio--0.2%
             450,000      -             450,000 Ohio State, GO UT,            468,972                         468,972
                                                4.00%, 9/15/2012                                    -
                          -                     Rhode Island--0.5%
           1,435,000      -           1,435,000 Rhode Island Housing &      1,488,425                       1,488,425
                                                Mortgage Finance Corp.,                             -
                                                (Series A) Refunding
                                                Revenue Bonds, 5.45%
                                                (AMBAC LOC), 7/1/2004
                          -                     Texas--3.1%
           1,000,000      -           1,000,000 Austin, TX, Hotel           1,116,580                       1,116,580
                                                Occupancy, 5.625% (AMBAC                            -
                                                LOC)/(Original Issue
                                                Yield: 5.71%), 11/15/2019
           1,000,000      -           1,000,000 Dallas-Fort Worth, TX,      1,032,530                       1,032,530
                                                Regional Airport,                                   -
                                                Refunding Revenue Bond,
                                                (Series A), 7.75% (FGIC
                                                LOC), 11/1/2003
           1,195,000      -           1,195,000 Fort Worth, TX, ISD, GO     1,255,360                       1,255,360
                                                UT, 4.25% (PSFG                                     -
                                                LOC)/(Original Issue
                                                Yield: 2.10%), 2/15/2005
           1,000,000      -           1,000,000 Harris County, TX, GO LT    1,104,280                       1,104,280
                                                Correctional Facility                               -
                                                Improvement Bonds, 5.50%
                                                (Original Issue Yield:
                                                5.55%), 10/1/2011
           1,000,000      -           1,000,000 Johnson County, TX, GO      1,061,040                       1,061,040
                                                UT, 5.00% (FSA                                      -
                                                LOC)/(Original Issue
                                                Yield: 4.85%), 2/15/2016
           1,000,000      -           1,000,000 North Texas Tollway         1,090,870                       1,090,870
                                                Authority Dallas,                                   -
                                                (Series A), 5.10% (FGIC
                                                LOC)/(Original Issue
                                                Yield: 5.20%), 1/1/2013
             335,000      -             335,000 San Antonio, TX,              390,811                         390,811
                                                Electric & Gas, Revenue                             -
                                                Bonds, 5.50% (Original
                                                Issue Yield: 5.625%),
                                                2/1/2007 (@101)
             130,000      -             130,000 San Antonio, TX,              144,078                         144,078
                                                Electric & Gas, Revenue                             -
                                                Bonds, 5.50% (Original
                                                Issue Yield: 5.625%),
                                                2/1/2015
             535,000      -             535,000 San Antonio, TX,              606,112                         606,112
                                                Electric & Gas, Revenue                             -
                                                Bonds, 5.50% (Original
                                                Issue Yield: 5.625%),
                                                2/1/2015
           1,000,000      -           1,000,000 Spring Texas ISD, 5.25%,    1,070,920                       1,070,920
                                                2/15/2019                                           -
                                                Total                       8,872,581                       8,872,581
                                                                                                    -
                                                Utah--0.7%
             580,000      -             580,000 Intermountain Power           590,718                         590,718
                                                Agency, UT, (Series B),                             -
                                                5.25% (Original Issue
                                                Yield: 5.79%), 7/1/2017
             420,000      -             420,000 Intermountain Power           431,050                         431,050
                                                Agency, UT, (Series B),                             -
                                                5.25% (Original Issue
                                                Yield: 5.79%), 7/1/2017
             440,000      -             440,000 Intermountain Power           451,365                         451,365
                                                Agency, UT, (Series C),                             -
                                                5.00% (Original Issue
                                                Yield: 4.70%), 7/1/2004
             560,000      -             560,000 Intermountain Power           574,823                         574,823
                                                Agency, UT, (Series C),                             -
                                                5.00% (Original Issue
                                                Yield: 4.999%), 7/1/2004
                                                Total                       2,047,956                       2,047,956
                                                                                                    -
                                                Virginia--0.2%
             605,000      -             605,000 Chesapeake, VA, IDA,            642,940                642,940
                                                Public Facility Lease                                -
                                                Revenue Bonds, 5.40% (MBIA
                                                LOC)/(Original Issue
                                                Yield: 5.50%), 6/1/2005
                                                Washington--0.8%
                                                                                                     -
           1,000,000                  1,000,000 Snohomish County, WA,         1,099,220                1,099,220
                                -               School District No. 6, UT                            -
                                                GO Refunding Bonds, 5.45%
                                                (FGIC INS), 12/1/2005
           1,000,000                  1,000,000 Washington State Public       1,079,590                1,079,590
                                -               Power Supply System,                                 -
                                                (Series B), 5.40% (Energy
                                                Northwest, WA)/(Original
                                                Issue Yield: 5.45%),
                                                7/1/2005
                                                Total                         2,178,810                2,178,810
                                                                                                     -
                                                West Virginia--0.4%
           1,000,000                  1,000,000 West Virginia State, GO       1,041,630                1,041,630
                                -               UT, 5.00% (Original Issue                            -
                                                Yield: 3.45%), 6/1/2004
                                                Wisconsin--1.0%
                                -                                                                    -
           1,315,000                  1,315,000 Milwaukee, WI, (Series Y),    1,327,808                1,327,808
                                -               4.00%, 9/1/2003                                      -
           1,300,000                  1,300,000 Wisconsin State, (Series      1,391,975                1,391,975
                                -               F), 5.00% (Original Issue                            -
                                                Yield: 3.10%), 5/1/2005
                                                Total                         2,719,783                2,719,783
                                                                                                     -
                                                Total Long-Term Municipals   42,146,443                42,146,443
                                                (identified cost                                     -
                                                $40,448,012)
                                                Short-Intermediate Municipal Securities--75.7%
                                                Alabama--3.5%
                          978,032       978,032 (1) Birmingham, AL, Fire                     1,019,119 1,019,119
                   -                            Equipment Lease Obligation            -
                                                No. 2, 5.60%, 11/5/2004
                          860,000       860,000 Huntsville, AL Health Care                     890,023 890,023
                   -                            Authority, Revenue Bonds ,            -
                                                4.75% (Huntsville Hospital
                                                System), 6/1/2004
                        3,280,000     3,280,000 Huntsville, AL, GO UT                        3,297,023 3,297,023
                   -                            Warrants , 5.375%,                    -
                                                12/1/2003
                        1,275,000     1,275,000 Lauderdale County &                          1,390,260 1,390,260
                   -                            Florence, AL Health Care              -
                                                Authority, Revenue Bonds
                                                (Series 2000A), 5.50%
                                                (Coffee Health Group),
                                                7/1/2006
                        1,190,000     1,190,000 Lauderdale County &                          1,285,474 1,285,474
                   -                            Florence, AL Health Care              -
                                                Authority, Revenue Bonds
                                                Series 2000A), 5.50%
                                                (Coffee Health Group),
                                                7/1/2005
                        2,000,000     2,000,000 Mobile, AL IDB, (Series                      2,000,840 2,000,840
                   -                            1994A), 3.25% TOBs                    -
                                                (International Paper Co.),
                                                Optional Tender 12/1/2002
                                                Total                                        9,882,739 9,882,739
                                                                                      -
                                                Alaska--3.2%
                                                                                      -
                        3,000,000     3,000,000 Alaska State Housing                         3,250,470 3,250,470
                   -                            Finance Corp., State                  -
                                                Capital Project Revenue
                                                Bonds (Series 2001A),
                                                5.00%, 12/1/2006
                        1,260,000     1,260,000 Anchorage, AK, UT GO Bonds                   1,317,695 1,317,695
                   -                            (Series B), 5.00% (FGIC               -
                                                INS), 12/1/2003
                        3,500,000     3,500,000 Valdez, AK Marine                            3,505,460 3,505,460
                   -                            Terminal, (Series 1994B),             -
                                                3.10% TOBs (Phillips
                                                Transportation Alaska,
                                                Inc.)/(Phillips Petroleum
                                                Co. GTD), Optional Tender
                                                1/1/2003
                        1,000,000     1,000,000 Valdez, AK Marine                              998,800 998,800
                   -                            Terminal, (Series 1994C),             -
                                                2.90% TOBs (Phillips
                                                Transportation Alaska,
                                                Inc.)/(Phillips Petroleum
                                                Co. GTD), Optional Tender
                                                1/1/2003
                                                Total                                        9,072,425 9,072,425
                                                                                      -
                                                Arizona--2.7%
                                                                                      -
                        3,000,000     3,000,000 Arizona State                                3,103,920 3,103,920
                   -                            Transportation Board,                 -
                                                Transportation Excise Tax
                                                Revenue Bonds (Series
                                                2000), 5.00% (Maricopa
                                                County, AZ Regional Area
                                                Road Fund), 7/1/2003
                        1,500,000     1,500,000 Maricopa County, AZ                          1,501,770 1,501,770
                   -                            Pollution Control Corp.,              -
                                                (Series 1994E), 3.75% TOBs
                                                (Arizona Public Service
                                                Co.), Mandatory Tender
                                                4/8/2003
                        2,000,000     2,000,000 Maricopa County, AZ                          1,994,540 1,994,540
                   -                            Pollution Control Corp.,              -
                                                Refunding Revenue Bonds
                                                (Series 1994B), 3.30% TOBs
                                                (Arizona Public Service
                                                Co.), Mandatory Tender
                                                11/1/2002
                        1,000,000     1,000,000 Maricopa County, AZ, IDA,                    1,000,000 1,000,000
                   -                            2.00% CP (American Water              -
                                                Capital Corp.), Mandatory
                                                Tender 9/5/2002
                                                Total                                        7,600,230 7,600,230
                                                                                      -
                                                Arkansas--0.6%
                                                                                      -
                        1,000,000     1,000,000 Arkansas Development                         1,000,030 1,000,030
                   -                            Finance Authority, Exempt             -
                                                Facilities Revenue Bonds,
                                                3.50% TOBs (Waste
                                                Management, Inc. GTD),
                                                Mandatory Tender 8/1/2002
                          677,922       677,922 Arkansas Development                           666,221 666,221
                   -                            Finance Authority, SFM                -
                                                Revenue Bonds (Series
                                                1997A-R), 6.50% (MBIA
                                                INS), 2/1/2011
                                                Total                                        1,666,251 1,666,251
                                                                                      -
                                                California--0.7%
                                                                                      -
                        1,000,000     1,000,000 California Statewide                         1,003,000 1,003,000
                   -                            Communities Development               -
                                                Authority, Revenue Bonds
                                                (Series 2002C), 3.70% TOBs
                                                (Kaiser Permanente),
                                                Mandatory Tender 2/1/2005
                        1,000,000     1,000,000 California Statewide                         1,023,650 1,023,650
                   -                            Communities Development               -
                                                Authority, Revenue Bonds
                                                (Series 2002D), 4.35% TOBs
                                                (Kaiser Permanente),
                                                Mandatory Tender 2/1/2007
                                                Total                                        2,026,650 2,026,650
                                                                                      -
                                                Colorado--0.8%
                                                                                      -
                          415,000       415,000 Colorado HFA, SFM Revenue                      434,576 434,576
                   -                            Bond, (Series C-1), 7.65%,            -
                                                12/1/2025
                          142,000       142,000 Colorado HFA, SFM Program                      143,123 143,123
                   -                            Senior Bonds, (Series                 -
                                                1998C-2), 4.50%, 11/1/2005
                          105,000       105,000 Colorado HFA, SFM Program                      105,870 105,870
                   -                            Subordinate Bonds, (Series            -
                                                1998B), 4.625%, 11/1/2005
                          500,000       500,000 Colorado Health Facilities                     501,330 501,330
                   -                            Authority, Hospital                   -
                                                Refunding Revenue Bonds,
                                                4.50% (Parkview Medical
                                                Center), 9/1/2002
                          500,000       500,000 Colorado Health Facilities Authority,          509,565
                   -                            Hospital Refunding Revenue Bonds,
                                                4.75% (Parkview Medical Center),
                                                9/1/2003
                                                                                                       509,565
                   -                                                                  -
                          640,000       640,000 Colorado Health Facilities                     662,419 662,419
                   -                            Authority, Hospital                   -
                                                Refunding Revenue Bonds,
                                                5.00% (Parkview Medical
                                                Center), 9/1/2004
                                                Total                                        2,356,883 2,356,883
                                                                                      -
                                                District Of
                                                Columbia--0.4%
                        1,200,000     1,200,000 District of Columbia,                        1,234,332 1,234,332
                   -                            Revenue Bonds (Series                 -
                                                1999), 5.30% TOBs (819 7th
                                                Street, LLC Issue)/(Branch
                                                Banking & Trust Co.,
                                                Winston-Salem LOC),
                                                Mandatory Tender 10/1/2004
                                                Florida--2.3%
                          995,000       995,000 Florida Housing Finance                      1,028,711 1,028,711
                   -                            Corp., Homeowner Mortgage             -
                                                Revenue Bonds, (Series 2),
                                                4.75% (MBIA INS), 7/1/2019
                        1,300,000     1,300,000 Florida State Board of                       1,372,462 1,372,462
                   -                            Education Capital Outlay,             -
                                                UT GO Bonds (Series
                                                2001E), 5.00% (Florida
                                                State), 6/1/2004
                          500,000       500,000 Miami Beach, FL Health                         469,690 469,690
                   -                            Facilities Authority,                 -
                                                Hospital Revenue Bonds
                                                (Series 2001B), 5.50% TOBs
                                                (Mt. Sinai Medical Center,
                                                FL) 5/15/2005
                        1,885,000     1,885,000 Miami-Dade County, FL                        2,065,922 2,065,922
                   -                            School District, COPS                 -
                                                (Series A), 5.25%,
                                                10/1/2006
                        1,600,000     1,600,000 Palm Beach County, FL                        1,692,480 1,692,480
                   -                            Health Facilities                     -
                                                Authority, Hospital
                                                Refunding Revenue Bonds
                                                (Series 2001), 5.00% (BRCH
                                                Corp. Obligated Group),
                                                12/1/2004
                                                Total                                        6,629,265 6,629,265
                                                                                      -
                                                Georgia--0.6%
                        1,700,000     1,700,000 Decatur County-Bainbridge,                   1,700,068 1,700,068
                   -                            GA IDA, Revenue Bonds ,               -
                                                4.00% TOBs (John B.
                                                Sanifilippo &
                                                Son)/(LaSalle Bank, N.A.
                                                LOC), Mandatory Tender
                                                6/1/2006
                                                Illinois--4.3%
                   -
                        1,585,000     1,585,000 Broadview, IL, Tax                           1,585,238 1,585,238
                   -                            Increment Financing                   -
                                                Revenue Bonds, 4.40%,
                                                7/1/2002
                           45,000        45,000 Chicago, IL SFM,                                46,170  46,170
                   -                            Collateralized SFM Revenue            -
                                                Bonds, (Series A-1), 4.85%
                                                (GNMA COL), 3/1/2015
                        1,030,000     1,030,000 Illinois Health Facilities                   1,062,239 1,062,239
                   -                            Authority, Revenue Bonds,             -
                                                (Series 1998), 5.25%
                                                (Centegra Health System),
                                                9/1/2003
                        1,000,000     1,000,000 Illinois Health Facilities                   1,003,660 1,003,660
                   -                            Authority, Revenue                    -
                                                Refunding Bonds (Series
                                                A), 4.80% (Advocate Health
                                                Care Network)/(Original
                                                Issue Yield: 4.90%),
                                                8/15/2002
                        2,000,000     2,000,000 Illinois Health Facilities                   2,061,100 2,061,100
                   -                            Authority, Revenue                    -
                                                Refunding Bonds (Series
                                                A), 5.00% (Advocate Health
                                                Care Network), 8/15/2003
                        1,000,000     1,000,000 Illinois State, UT GO                        1,080,500 1,080,500
                   -                            Bonds (First Series of                -
                                                December 2000), 5.50%,
                                                12/1/2004
                        2,000,000     2,000,000 Illinois State, UT GO                        2,078,460 2,078,460
                   -                            Bonds (Series 2000),                  -
                                                5.25%, 8/1/2003
                        3,050,000     3,050,000 Will & Kendall Counties,                     3,397,456 3,397,456
                   -                            IL Community Consolidated             -
                                                School District No. 202,
                                                UT GO Bonds , 5.50%,
                                                12/30/2007
                                                Total                                       12,314,823 12,314,823
                                                                                      -
                                                Indiana--1.1%
                        1,000,000     1,000,000 Indiana Development                          1,006,620 1,006,620
                   -                            Finance Authority,                    -
                                                Refunding Revenue Bonds
                                                (Series 1998A), 4.75% TOBs
                                                (Southern Indiana Gas &
                                                Electric Co.), Mandatory
                                                Tender 3/1/2006
                        1,200,000     1,200,000 Indiana Health Facility                      1,268,376 1,268,376
                   -                            Financing Authority,                  -
                                                Health System Revenue
                                                Bonds (Series 2001), 5.00%
                                                (Sisters of St. Francis
                                                Health Services), 11/1/2004
                          760,000       760,000 Indiana State HFA, SFM                         783,636 783,636
                   -                            Revenue Bonds, (Series                -
                                                C-3), 4.75%, 1/1/2029
                                                Total                                        3,058,632 3,058,632
                                                                                      -
                                                Iowa--0.7%
                        1,880,000     1,880,000 Iowa Finance Authority,                      1,994,454 1,994,454
                   -                            Iowa State Revolving Fund             -
                                                Revenue Bonds (Series
                                                2001), 5.00%, 8/1/2004
                                                Kansas--2.2%
                   -                                                                  -
                        2,000,000     2,000,000 Burlington, KS, (Series                      2,002,820 2,002,820
                   -                            B), 3.25% TOBs (Kansas                -
                                                City Power And Light Co.),
                                                Optional Tender 8/30/2002
                        2,000,000     2,000,000 La Cygne, KS,                                2,026,600 2,026,600
                   -                            Environmental Improvement             -
                                                Revenue Refunding Bonds,
                                                (Series 1994), 3.90% TOBs
                                                (Kansas City Power And
                                                Light Co.), Mandatory
                                                Tender 9/1/2004
                          265,000       265,000 Sedgwick & Shawnee                             269,979 269,979
                   -                            Counties, KS, SFM Revenue             -
                                                Bonds, Mortgage-Backed
                                                Securities Program,
                                                (Series 1998 A-1), 4.70%
                                                (GNMA Collateralized Home
                                                Mortgage Program COL),
                                                12/1/2008
                        1,640,000     1,640,000 Sedgwick & Shawnee                           1,708,732 1,708,732
                   -                            Counties, KS, SFM Revenue             -
                                                Bonds, Mortgage-Backed
                                                Securities Program,
                                                (Series 1998 A-1), 5.00%
                                                (GNMA Collateralized Home
                                                Mortgage Program COL),
                                                6/1/2013
                          340,000       340,000 Sedgwick & Shawnee                             346,501 346,501
                   -                            Counties, KS, SFM Revenue             -
                                                Bonds (Series 2001B-1),
                                                4.00% (GNMA Collateralized
                                                Home Mortgage Program
                                                GTD), 12/1/2013
                                                Total                                        6,354,632 6,354,632
                   -                                                                  -
                                                Louisiana--4.2%
                   -
                        1,000,000     1,000,000 Calcasieu Parish, LA, IDB,                   1,037,500 1,037,500
                   -                            PCR Refunding Bonds,                  -
                                                (Series 2001), 4.80%
                                                (Occidental Petroleum
                                                Corp.), 12/1/2006
                        2,200,000     2,200,000 Lake Charles, LA Harbor &                    2,281,246 2,281,246
                   -                            Terminal District, Port               -
                                                Facilities Revenue
                                                Refunding Bond, Trunkline
                                                Lining Co Project, 7.75%
                                                (Duke Energy Corp.),
                                                8/15/2022
                        1,935,000     1,935,000 Louisiana Agricultural                       2,005,182 2,005,182
                   -                            Finance Authority, Revenue            -
                                                Bonds, 5.20%
                                                (Louisiana-Pacific
                                                Corp.)/(Hibernia National
                                                Bank LOC), 5/1/2004
                        2,000,000     2,000,000 Louisiana State Energy &                     2,038,400 2,038,400
                   -                            Power Authority, Refunding            -
                                                Revenue Bonds (Series
                                                2000), 5.25% (Rodemacher
                                                Unit No. 2 Project),
                                                1/1/2003
                        2,500,000     2,500,000 St. Charles Parish, LA,                      2,537,775 2,537,775
                   -                            PCR Refunding Bonds                   -
                                                (Series 1999-C), 5.35%
                                                TOBs (Entergy Louisiana,
                                                Inc.), Mandatory Tender
                                                10/1/2003
                        2,000,000     2,000,000 St. Charles Parish, LA,                      2,005,320 2,005,320
                   -                            PCR Refunding Revenue                 -
                                                Bonds (Series 1999A),
                                                4.90% TOBs (Entergy
                                                Louisiana, Inc.),
                                                Mandatory Tender 6/1/2005
                                                Total                                       11,905,423 11,905,423
                                                                                      -
                                                Maryland--0.4%
                                                                                      -
                        1,000,000     1,000,000 Prince Georges County, MD,                   1,002,650 1,002,650
                   -                            IDRB (Series 1993), 4.25%             -
                                                TOBs (International Paper
                                                Co.), Optional Tender
                                                7/15/2002
                                                Massachusetts--1.3%
                   -                                                                  -
                        2,495,000     2,495,000 Massachusetts HEFA,                          2,564,810 2,564,810
                   -                            Revenue Bonds (Series                 -
                                                1999A), 5.25% (Caritas
                                                Christi Obligated Group),
                                                7/1/2004
                        1,060,000     1,060,000 Massachusetts HEFA,                          1,105,548 1,105,548
                   -                            Revenue Bonds (Series C),             -
                                                5.00% (Milton Hospital),
                                                7/1/2004
                                                Total                                        3,670,358 3,670,358
                                                                                      -
                                                Michigan--2.5%
                                                                                      -
                        2,500,000     2,500,000 Michigan Municipal Bond                      2,752,450 2,752,450
                   -                            Authority, Revenue Bonds,             -
                                                5.25% (Clean Water
                                                Revolving Fund), 10/1/2007
                        1,005,000     1,005,000 Michigan State Hospital                      1,027,040 1,027,040
                   -                            Finance Authority,                    -
                                                Hospital Revenue &
                                                Refunding Bonds (Series
                                                1998A), 4.70% (Hackley
                                                Hospital Obligated Group),
                                                5/1/2004
                        1,265,000     1,265,000 Michigan State Hospital                      1,320,913 1,320,913
                   -                            Finance Authority,                    -
                                                Refunding Revenue Bonds
                                                (Series A), 5.50% (Trinity
                                                Healthcare Credit Group),
                                                12/1/2003
                        1,000,000     1,000,000 Michigan State Hospital                      1,067,540 1,067,540
                   -                            Finance Authority,                    -
                                                Refunding Revenue Bonds
                                                (Series A), 5.50% (Trinity
                                                Healthcare Credit Group),
                                                12/1/2004
                          820,000       820,000 Michigan State Hospital                        847,806 847,806
                   -                            Finance Authority, Revenue            -
                                                & Refunding Bonds (Series
                                                1998A), 4.40% (McLaren
                                                Health Care
                                                Corp.)/(Original Issue
                                                Yield: 4.45%), 6/1/2004
                                                Total                                        7,015,749 7,015,749
                                                                                      -
                                                Missouri--1.1%
                        1,500,000     1,500,000 Missouri Highways &                          1,606,065 1,606,065
                   -                            Transportation Commission,            -
                                                State Road Bonds (Series
                                                2000A), 5.25%, 2/1/2005
                        1,500,000     1,500,000 Missouri Highways &                          1,627,275 1,627,275
                   -                            Transportation Commission,            -
                                                State Road Bonds (Series
                                                2000A), 5.25%, 2/1/2006
                                                Total                                        3,233,340 3,233,340
                                                                                      -
                                                Nebraska--0.5%
                                                                                      -
                        1,500,000     1,500,000 Nebraska Public Power                        1,528,245 1,528,245
                   -                            District, Construction                -
                                                Notes, 3.50%, 12/1/2003
                                                New Mexico--0.4%
                   -                                                                  -
                        1,245,000     1,245,000 Santa Fe Solid Waste                         1,274,756 1,274,756
                   -                            Management Agency, NM,                -
                                                Facility Revenue Bonds
                                                (Series 1996), 5.00%,
                                                6/1/2003
                                                New York--3.9%
                   -
                        4,000,000     4,000,000 New York City, NY, UT GO                     4,078,400 4,078,400
                   -                            Bonds (Series 1991B),                 -
                                                7.50% (Original Issue
                                                Yield: 7.70%), 2/1/2003
                        1,000,000     1,000,000 New York City, NY, UT GO                     1,067,420 1,067,420
                   -                            Bonds (Series D), 5.00%,              -
                                                8/1/2006
                        1,000,000     1,000,000 New York City, NY, UT GO                     1,065,670 1,065,670
                   -                            Bonds (Series E), 5.00%,              -
                                                8/1/2007
                        2,360,000     2,360,000 New York State Mortgage                      2,441,491 2,441,491
                   -                            Agency, Homeowner Mortgage            -
                                                Revenue Bonds, (Series
                                                71), 4.75%, 10/1/2021
                        1,000,000     1,000,000 New York State Thruway                       1,059,340 1,059,340
                   -                            Authority, Highway and                -
                                                Bridge Transportation Fund
                                                Revenue Bd., (Series B-1),
                                                5.50% (MBIA INS), 4/1/2004
                        1,185,000     1,185,000 Niagara Falls, NY City                       1,225,053 1,225,053
                   -                            School District, COPS                 -
                                                (Series 1998), 5.625%,
                                                6/15/2003
                                                Total                                       10,937,374 10,937,374
                                                                                      -
                                                North Carolina--1.8%
                                                                                      -
                        2,000,000     2,000,000 North Carolina Eastern                       2,029,000 2,029,000
                   -                            Municipal Power Agency,               -
                                                Revenue Refunding Bonds
                                                (Series C), 5.125%
                                                (Original Issue Yield:
                                                5.25%), 1/1/2003
                        1,000,000     1,000,000 North Carolina Eastern                       1,034,880 1,034,880
                   -                            Municipal Power Agency,               -
                                                Revenue Refunding Bonds
                                                (Series C), 5.25%
                                                (Original Issue Yield:
                                                5.40%), 1/1/2004
                        1,100,000     1,100,000 North Carolina HFA, SFM                      1,114,003 1,114,003
                   -                            Revenue Bonds (Series                 -
                                                1997TT), 4.90%, 9/1/2024
                        1,000,000     1,000,000 North Carolina Municipal                     1,018,390 1,018,390
                   -                            Power Agency No. 1,                   -
                                                Revenue Refunding Bonds,
                                                5.90% (Catawba
                                                Electric)/(Original Issue
                                                Yield: 5.95%), 1/1/2003
                                                Total                                        5,196,273 5,196,273
                                                                                      -
                                                Ohio--5.7%
                                                                                      -
                        1,000,000     1,000,000 Beavercreek, OH Local                        1,034,180 1,034,180
                   -                            School District, Special              -
                                                TANs, 4.25%, 12/1/2004
                        1,170,000     1,170,000 Franklin County, OH,                         1,188,346 1,188,346
                   -                            Revenue Refunding Bonds,              -
                                                4.35% (Capitol South
                                                Community Urban
                                                Redevelopment Corp.),
                                                6/1/2003
                        3,000,000     3,000,000 Hamilton County, OH, Local                   3,031,710 3,031,710
                   -                            Cooling Facilities Revenue            -
                                                Bonds (Series 1998), 4.90%
                                                TOBs (Trigen-Cinergy
                                                Solutions of Cincinnati
                                                LLC)/(Cinergy Corp. GTD),
                                                Mandatory Tender 6/1/2004
                        1,750,000     1,750,000 Knox County, OH, Hospital                    1,817,357 1,817,357
                   -                            Facilities Revenue                    -
                                                Refunding Bonds (Series
                                                1998), 4.30% (Knox
                                                Community
                                                Hospital)/(Radian Asset
                                                Assurance INS)/(Original
                                                Issue Yield: 4.40%),
                                                6/1/2004
                        1,500,000     1,500,000 Mahoning County, OH                          1,501,095 1,501,095
                   -                            Hospital Facilities,                  -
                                                Adjustable Rate Demand
                                                Health Care Facilities
                                                Revenue Refunding Bonds
                                                (Series 2002), 4.00% TOBs
                                                (Copeland Oaks Project),
                                                Mandatory Tender 3/31/2005
                          610,000       610,000 Ohio HFA Multifamily                           627,281 627,281
                   -                            Housing, Residential                  -
                                                Mortgage Revenue Bonds
                                                (Series 1997D-1), 4.85%
                                                (GNMA COL), 3/1/2015
                        1,350,000     1,350,000 Ohio HFA Multifamily                         1,369,197 1,369,197
                   -                            Housing, Residential                  -
                                                Mortgage Revenue Bonds
                                                (Series 1998A-1), 4.60%
                                                (GNMA  COL), 9/1/2026
                        1,000,000     1,000,000 Ohio State Air Quality                       1,000,000 1,000,000
                   -                            Development Authority,                -
                                                Refunding Revenue Bonds
                                                (Series 2002A), 3.85% TOBs
                                                (Pennsylvania Power Co.),
                                                Mandatory Tender 7/1/2003
                        1,000,000     1,000,000 Ohio State Air Quality                       1,000,460 1,000,460
                   -                            Development Authority,                -
                                                Revenue Bonds (Series
                                                2001A), 3.70% TOBs
                                                (Cincinnati Gas and
                                                Electric Co.), Mandatory
                                                Tender 8/1/2002
                        1,000,000     1,000,000 Ohio State Water                             1,002,710 1,002,710
                   -                            Development Authority                 -
                                                Pollution Control
                                                Facilities, Refunding
                                                Revenue Bonds (Series B),
                                                4.40% TOBs (Ohio Edison
                                                Co.), Mandatory Tender
                                                12/1/2003
                        1,500,000     1,500,000 Ohio State Water                             1,501,710 1,501,710
                   -                            Development Authority,                -
                                                Refunding Facility PCR
                                                Bonds, 4.30% TOBs (Ohio
                                                Edison Co.), Mandatory
                                                Tender 6/1/2003
                        1,000,000     1,000,000 University of Cincinnati,                    1,097,260 1,097,260
                   -                            OH, General Receipts                  -
                                                Revenue Bonds (Series A),
                                                5.50%, 6/1/2006
                                                Total                                       16,171,306 16,171,306
                                                                                      -
                                                Oklahoma--3.4%
                        3,335,000     3,335,000 Oklahoma HFA, SFM Revenue                    3,570,885 3,570,885
                   -                            Bonds (Series 1998D-2),               -
                                                6.25% (GNMA Collateralized
                                                Home Mortgage Program
                                                COL), 9/1/2029
                        2,000,000     2,000,000 Tulsa, OK International                      2,057,200 2,057,200
                   -                            Airport, General Revenue              -
                                                Bonds, 5.00% (FGIC INS),
                                                6/1/2003
                        2,000,000     2,000,000 Tulsa, OK International                      2,098,560 2,098,560
                   -                            Airport, General Revenue              -
                                                Bonds, 5.00% (FGIC INS),
                                                6/1/2004
                        2,000,000     2,000,000 Tulsa, OK Municipal                          1,910,060 1,910,060
                   -                            Airport, Transportation               -
                                                Refunding Revenue Bonds
                                                (Series 2000A), 5.80% TOBs
                                                (American Airlines, Inc.),
                                                Mandatory Tender 12/1/2004
                                                Total                                        9,636,705 9,636,705
                                                                                      -
                                                Oregon--0.7%
                        1,000,000     1,000,000 Clackamas County, OR                         1,049,590 1,049,590
                   -                            Hospital Facilities                   -
                                                Authority, Revenue
                                                Refunding Bonds (Series
                                                2001), 5.00% (Legacy
                                                Health System), 5/1/2004
                        1,000,000     1,000,000 Clackamas County, OR                         1,065,850 1,065,850
                   -                            Hospital Facilities                   -
                                                Authority, Revenue
                                                Refunding Bonds (Series
                                                2001), 5.00% (Legacy
                                                Health System), 5/1/2006
                                                Total                                        2,115,440 2,115,440
                                                                                      -
                                                Pennsylvania--7.4%
                        5,000,000     5,000,000 Montgomery County, PA IDA,                   5,221,950 5,221,950
                   -                            PCR Refunding Bonds                   -
                                                (Series 1999A), 5.20% TOBs
                                                (Peco Energy Co.),
                                                Mandatory Tender 10/1/2004
                        3,000,000     3,000,000 Northampton County, PA                       3,000,000 3,000,000
                   -                            IDA, 2.10% CP (American               -
                                                Water Capital Corp.),
                                                Mandatory Tender 7/24/2002
                        1,500,000     1,500,000 Pennsylvania EDFA,                           1,544,325 1,544,325
                   -                            Resource Recovery                     -
                                                Refunding Revenue Bonds
                                                (Series B), 6.75%
                                                (Northampton Generating),
                                                1/1/2007
                        2,500,000     2,500,000 Pennsylvania State Higher                    2,511,925 2,511,925
                   -                            Education Assistance                  -
                                                Agency, (Series 2002 A),
                                                2.35% TOBs (FSA
                                                INS)/(Bayerische
                                                Landesbank Girozentrale,
                                                Lloyds TSB Bank PLC,
                                                London, State Street Bank
                                                and Trust Co. and
                                                Westdeutsche Landesbank
                                                Girozentrale LIQs),
                                                Optional Tender 7/1/2003
                          200,000       200,000 Pennsylvania State Higher                      214,820 214,820
                   -                            Education Facilities                  -
                                                Authority, Revenue Bonds
                                                (Series 2001A), 5.75%
                                                (UPMC Health System),
                                                1/15/2007
                        1,000,000     1,000,000 Pennsylvania State Higher                    1,072,140 1,072,140
                   -                            Education Facilities                  -
                                                Authority, Revenue Bonds
                                                (Series 2001A), 5.75%
                                                (UPMC Health System),
                                                1/15/2008
                        1,250,000     1,250,000 Pennsylvania State                           1,372,550 1,372,550
                   -                            Turnpike Commission,                  -
                                                Turnpike Refunding Revenue
                                                Bonds (Series 2001S),
                                                5.50%, 6/1/2006
                        2,000,000     2,000,000 Pennsylvania State                           2,099,820 2,099,820
                   -                            University, Revenue                   -
                                                Refunding Bonds, 5.00%,
                                                3/1/2004
                        2,010,036     2,010,036 Philadelphia, PA Municipal                   2,141,793 2,141,793
                   -                            Authority, Equipment                  -
                                                Revenue Bonds (Series
                                                1997A), 5.297%
                                                (Philadelphia, PA Gas
                                                Works)/(AMBAC INS),
                                                10/1/2004
                        1,000,000     1,000,000 Sayre, PA, Health Care                       1,068,260 1,068,260
                   -                            Facilities Authority,                 -
                                                Revenue Bonds (Series
                                                2002A), 5.50% (Guthrie
                                                Healthcare System),
                                                12/1/2005
                          640,000       640,000 Scranton-Lackawanna, PA                        671,494 671,494
                   -                            Health & Welfare                      -
                                                Authority, Revenue Bonds ,
                                                7.125% (Allied Services
                                                Rehabilitation Hospitals,
                                                PA), 7/15/2005
                                                Total                                       20,919,077 20,919,077
                                                                                      -
                                                Rhode Island--2.2%
                        1,498,000     1,498,000 Cranston, RI, 3.75% BANs,                    1,501,985 1,501,985
                   -                            11/14/2002                            -
                        2,775,000     2,775,000 Johnston, RI, (2002                          2,799,087 2,799,087
                   -                            Series), 3.00% BANs,                  -
                                                6/19/2003
                          600,000       600,000 Rhode Island State Health                      616,926 616,926
                   -                            and Educational Building              -
                                                Corp., Hospital Financing
                                                Revenue Bonds (Series
                                                2002), 5.00% (Lifespan
                                                Obligated Group), 8/15/2005
                          650,000       650,000 Rhode Island State Health                      671,990 671,990
                   -                            and Educational Building              -
                                                Corp., Hospital Financing
                                                Revenue Bonds (Series
                                                2002), 5.25% (Lifespan
                                                Obligated Group), 8/15/2006
                          700,000       700,000 Rhode Island State Health                      727,909 727,909
                   -                            and Educational Building              -
                                                Corp., Hospital Financing
                                                Revenue Bonds (Series
                                                2002), 5.50% (Lifespan
                                                Obligated Group), 8/15/2007
                                                Total                                        6,317,897 6,317,897
                                                                                      -
                                                South Carolina--0.4%
                        1,000,000     1,000,000 Piedmont Municipal Power                     1,045,040 1,045,040
                   -                            Agency, SC, Refunding                 -
                                                Electric Revenue Bonds
                                                (Series 2002A) , 5.00%,
                                                1/1/2004
                                                South Dakota--0.5%
                   -
                        1,240,000     1,240,000 South Dakota State Health                    1,317,103 1,317,103
                   -                            & Educational Authority,              -
                                                Refunding Revenue Bonds ,
                                                5.25% (Sioux Valley
                                                Hospital & Health System),
                                                11/1/2005
                                              0 Tennessee--3.9%
                   -
                          485,000       485,000 Clarksville, TN Natural                        487,275 487,275
                   -                            Gas Acquisition Corp., Gas            -
                                                Refunding Revenue Bonds,
                                                4.00% (Dominion Resources,
                                                Inc.), 11/1/2002
                          490,000       490,000 Clarksville, TN Natural                        497,316 497,316
                   -                            Gas Acquisition Corp., Gas            -
                                                Refunding Revenue Bonds,
                                                4.50% (Dominion Resources,
                                                Inc.), 5/1/2003
                          500,000       500,000 Clarksville, TN Natural                        513,050 513,050
                   -                            Gas Acquisition Corp., Gas            -
                                                Refunding Revenue Bonds,
                                                5.00% (Dominion Resources,
                                                Inc.), 11/1/2003
                        1,000,000     1,000,000 Metropolitan Government                      1,030,560 1,030,560
                   -                            Nashville & Davidson                  -
                                                County, TN HEFA,
                                                Multifamily Housing
                                                Revenue Bonds, 5.20% TOBs
                                                (American Housing
                                                Corp.)/(FNMA LOC),
                                                Mandatory Tender 2/1/2006
                        1,995,000     1,995,000 Metropolitan Government                      2,117,114 2,117,114
                   -                            Nashville & Davidson                  -
                                                County, TN HEFA, Refunding
                                                Revenue Bonds (Series B),
                                                4.50% (Vanderbilt
                                                University), 10/1/2005
                        2,085,000     2,085,000 Metropolitan Government                      2,222,381 2,222,381
                   -                            Nashville & Davidson                  -
                                                County, TN HEFA, Refunding
                                                Revenue Bonds (Series B),
                                                4.50% (Vanderbilt
                                                University), 10/1/2006
                        2,000,000     2,000,000 Metropolitan Government                      2,264,000 2,264,000
                   -                            Nashville & Davidson                  -
                                                County, TN HEFA, Revenue
                                                Bonds, 6.875% (Meharry
                                                Medical College)/(Original
                                                Issue Yield: 7.27%),
                                                12/1/2024
                        2,000,000     2,000,000 Metropolitan Government                      2,003,200 2,003,200
                   -                            Nashville & Davidson                  -
                                                County, TN IDB, Revenue
                                                Bonds, 4.10% TOBs (Waste
                                                Management, Inc.),
                                                Mandatory Tender 8/1/2004
                                                Total                                       11,134,896 11,134,896
                                                                                      -
                                                Texas--5.5%
                        3,000,000     3,000,000 Brazos River Authority,                      3,046,320 3,046,320
                   -                            TX, (Series 1995B), 5.05%             -
                                                TOBs (TXU Electric Co.),
                                                Mandatory Tender 6/19/2006
                        1,000,000     1,000,000 Brazos River Authority,                        981,530 981,530
                   -                            TX, Revenue Refunding                 -
                                                Bonds (Series 1999C),
                                                5.20% TOBs (Reliant
                                                Energy, Inc.), Mandatory
                                                Tender 12/1/2002
                        1,370,000     1,370,000 Gregg County, TX HFDC,                       1,418,964 1,418,964
                   -                            Hospital Revenue Bonds                -
                                                (Series 2002A), 5.50%
                                                (Good Shepherd Medical
                                                Center), 10/1/2005
                        2,000,000     2,000,000 Gulf Coast, TX Waste                         2,009,600 2,009,600
                   -                            Disposal Authority,                   -
                                                Environmental Facilities
                                                Refunding Revenue Bonds ,
                                                4.20% (Occidental
                                                Petroleum Corp.), 11/1/2006
                        2,070,000     2,070,000 Lewisville, TX,                              2,156,257 2,156,257
                   -                            Combination Contract                  -
                                                Revenue & Special
                                                Assessment Bonds (Series
                                                1997), 4.95% (United
                                                States Treasury GTD),
                                                5/1/2021
                        3,000,000     3,000,000 Matagorda County, TX                         2,997,930 2,997,930
                   -                            Navigation District Number            -
                                                One, PCR Refunding Bonds
                                                (Series 1999A), 3.75% TOBs
                                                (Central Power & Light
                                                Co.), Mandatory Tender
                                                11/1/2003
                        1,000,000     1,000,000 North Central Texas HFDC,                    1,037,630 1,037,630
                   -                            Hospital Revenue Refunding            -
                                                Bonds (Series 2002), 4.00%
                                                (Children's Medical Center
                                                of Dallas)/(AMBAC INS),
                                                8/15/2004
                          750,000       750,000 Sabine River Authority,                        754,650 754,650
                   -                            TX, PCR Revenue Refunding             -
                                                Bonds (Series 2001C),
                                                4.00% TOBs (TXU Electric
                                                Co.), Mandatory Tender
                                                11/1/2003
                        1,130,000     1,130,000 Tarrant County, TX Jr.                       1,179,867
                   -                            College District,                     -
                                                Refunding LT GO Bonds
                                                (Series 2001A), 4.75%,                                 1,179,867
                                                2/15/2004                             -
                                                Total                                       15,582,748 15,582,748
                                                                                      -
                                                Utah--0.6%
                                                                                      -
                        1,650,000     1,650,000 Alpine, UT School                            1,788,484 1,788,484
                   -                            District, UT GO Bonds,                -
                                                5.25%, 3/15/2006
                                                Virginia--0.7%
                   -                                                                 -
                        2,000,000     2,000,000 Louisa, VA IDA, Solid                        2,002,780 2,002,780
                   -                            Waste & Sewage Disposal              -
                                                Revenue Bonds (Series
                                                2000A), 3.15% TOBs
                                                (Virginia Electric & Power
                                                Co.), Mandatory Tender
                                                4/1/2003
                                                Washington--4.0%
                   -
                        1,155,000     1,155,000 Clark County, WA Public                      1,237,421 1,237,421
                   -                            Utilities District No.               -
                                                001, Generating System
                                                Revenue Refunding Bonds
                                                (Series 2000), 5.50%,
                                                1/1/2005
                        2,065,000     2,065,000 Clark County, WA Public                      2,244,676 2,244,676
                   -                            Utilities District No.               -
                                                001, Generating System
                                                Revenue Refunding Bonds
                                                (Series 2000), 5.50%,
                                                1/1/2006
                        1,310,000     1,310,000 Spokane, WA, Refunding UT                    1,456,248 1,456,248
                   -                            GO Bonds , 5.50%,                    -
                                                12/15/2007
                        1,400,000     1,400,000 Tacoma, WA Solid Waste                       1,423,548 1,423,548
                   -                            Utility, (Series B)                  -
                                                Revenue Refunding Bonds,
                                                5.50% (AMBAC INS),
                                                12/1/2002
                          280,000       280,000 Tacoma, WA Solid Waste                         284,777 284,777
                   -                            Utility, (Series B)                  -
                                                Revenue Refunding Bonds,
                                                5.50% (AMBAC INS),
                                                12/1/2002
                        2,500,000     2,500,000 Washington State Public                      2,594,200 2,594,200
                   -                            Power Supply System,                 -
                                                Nuclear Project No. 2
                                                Revenue Refunding Bond,
                                                (Series 1997B), 5.50%
                                                (Energy Northwest, WA),
                                                7/1/2003
                        2,000,000     2,000,000 Washington State,                            2,162,020 2,162,020
                                                Refunding UT GO Bonds ,              -
                                                5.25%, 9/1/2005
                                                Total                                       11,402,890 11,402,890
                                                                                     -
                                                Wisconsin--0.6%
                        1,500,000     1,500,000 Wisconsin State HEFA,                        1,586,206 1,586,206
                   -                            Revenue Bonds (Series                -
                                                2002A), 5.00% (Ministry
                                                Health Care), 2/15/2005
                                                Wyoming--0.8%
                        2,150,000     2,150,000 Albany County, WY,                           2,172,209 2,172,209
                   -                            Pollution Control Revenue            -
                                                Bonds (Series 1985), 3.30%
                                                TOBs (Union Pacific
                                                Railroad Co.)/(Union
                                                Pacific Corp. GTD),
                                                Optional Tender 12/1/2002
                                                Total Short- Intermediate                  214,848,333 214,848,332
                                                Municipal Securities                 -
                                                (identified cost
                                                $210,531,118)
                                                Short-Term Municipal securities--8.9%
                                                Arizona--0.8%
                        1,200,000     1,200,000 Prescott, AZ IDA, (Series                    1,200,000 1,200,000
                   -                            A) Weekly VRDNs (Prescott            -
                                                Convention Center,
                                                Inc.)/(Household Finance
                                                Corp. GTD)
                        1,200,000     1,200,000 Prescott, AZ IDA, (Series                    1,200,000 1,200,000
                   -                            B) Weekly VRDNs (Prescott            -
                                                Convention
                                                Center)/(Household Finance
                                                Corp. GTD)
                                                Total                                        2,400,000 2,400,000
                                                                                     -
                                                Georgia--0.4%
                   -
                        1,000,000     1,000,000 Bibb County, GA                              1,000,000 1,000,000
                   -                            Development Authority,               -
                                                (Series 1991IR-1) Weekly
                                                VRDNs (Temple-Inland, Inc.)
                                                Mississippi--2.9%
                        8,100,000     8,100,000 Jackson County, MS Port                      8,100,000 8,100,000
                   -                            Facility Daily VRDNs                 -
                                                (ChevronTexaco Corp. GTD)
                                                New York--0.5%
                        1,500,000     1,500,000 New York State Energy                        1,500,000 1,500,000
                   -                            Research & Development               -
                                                Authority, Poll Ctrl
                                                Revenue Adj Rate Bonds
                                                (1988 Series A) Daily
                                                VRDNs (Niagara Mohawk
                                                Power Corp.)/(JPMorgan
                                                Chase Bank LOC)
                                                Tennessee--0.4%
                                                                                     -
                        1,000,000     1,000,000 Carter County, TN IDB,                       1,000,000 1,000,000
                   -                            (Series 1983) Weekly VRDNs           -
                                                (Inland Container
                                                Corp.)/(Temple-Inland,
                                                Inc. GTD)
                                                Texas--3.7%
                       10,500,000    10,500,000 Harris County, TX HFDC,                     10,500,000 10,500,000
                   -                            (Series 1994) Daily VRDNs            -
                                                (Methodist Hospital,
                                                Harris County, TX)
                                                Washington--0.3%
                          800,000       800,000 Port Grays Harbor, WA                          800,000
                   -                            Industrial Development              -
                                                Corp., Solid Waste
                                                Disposal Revenue Bonds
                                                (Series 1993) Weekly
                                                VRDNs (Weyerhaeuser Co.)
                                                Total Short-Term Municipal                  25,300,000
                                                securities (identified cost
                                                $25,300,000)
                                                Mutual Fund--0.2%
             670,489                    670,489 SEI Tax Exempt Money          670,489
                                                Market Fund (at net
                                                asset value)
                                                Total Investments         $42,816,932     $240,148,333
                                                (identified cost
                                                $276,949,619) (2)





                             1 Denotes a restricted security which is subject to
                                resale under Federal
                                Securities laws. These securities amounted to $2,026,638 for the
                                Federated Short-Term Municipal Trust Pro Forma Combined which represents 0.4% of
                                net assets.

                              2 The cost of investments for Federal Tax purposes
                                amounts to $276,911,006
                                for the Federated Short-Term Municipal Trust Pro Forma Combined.

                           The following acronyms are used
                              throughout this portfolio:

                       AMBAC    --American Municipal Bond Assurance
                                Corporation
                       AMT      --Alternative Minimum
                                Tax
                       BANs     --Bond Anticipation
                                Notes
                       COL      --COL
                       COPs     --Certificates of
                                Participation
                       CP       --Commercial Paper
                       EDFA     --Economic Development
                                Financing Authority
                       FGIC     --Financial Guaranty Insurance
                                Company
                       FNMA     --Federal National
                                Mortgage Association
                       FSA      --Financial Security
                                Assurance
                       GNMA     --Government National Mortgage
                                Association
                       GO       --General Obligation
                       GTD      --Guaranteed
                       HEFA     --Health and Education
                                Facilities Authority
                       HFA      --Housing Finance
                                Authority
                       HFDC     --Health Facility Development
                                Corporation
                       IDA      --Industrial
                                Development Authority
                       IDB      --Industrial
                                Development Bond
                       IDRB     --Industrial
                                Development Revenue
                                Bond
                       IFA      --Industrial Finance
                                Authority
                       INS      --Insured
                       LIQs     --Liquidity Agreements
                       LOC      --Letter of Credit
                       LT       --Limited Tax
                       MBIA     --Municipal Bond
                                Investors Assurance
                       PCR      --Pollution Control
                                Revenue
                       PSFG     --Permanent School
                                Fund Guarantee
                       SFM      --Single Family
                                Mortgage
                       TOBs     --Tender Option Bonds
                       UT       --Unlimited Tax
                       VRDNs    --Variable Rate Demand
                                Notes

      Note: The categories of investments are shown as a percentage of pro forma combined total net assets as shown on the Pro Forma Combining Statements of
                Assets and
      Liabilities.


                           Riggs Short Term Tax Free Bond Fund
                           Federated Short-Term Municipal Trust
                           (Annual)
            Pro Forma Combining Statements of Assets and Liabilities

----------------------------------------------------------------------------------------


                                Riggs
                             Short Term       Federated
                              Tax Free        Short-Term
                              Bond Fund       Municipal      Pro Forma     Pro Forma
                                                Trust
Assets:                    April 30, 2003   June 30, 2002    Adjustment     Combined
-------------------------- ---------------- ---------------  ---------------------------

--------------------------
Investments in                           $               $
securities, at value            42,816,932     240,148,333           -      282,965,265
--------------------------
Cash
                                     2,261          16,784           -           19,045
--------------------------
Income receivable
                                   662,995       2,811,259           -        3,474,254
--------------------------
Receivable for shares
sold                                     -         339,604           -          339,604
--------------------------
Receivable for
Investments sold                         -         610,000           -          610,000
--------------------------
                           ---------------- ---------------  ----------  ---------------
     Total assets
                                43,482,188     243,925,980           -      287,408,168
-------------------------- ---------------- ---------------  ----------  ---------------
Liabilities:
--------------------------
Payable for investments
purchased                                -       3,022,069           -        3,022,069
--------------------------
Income distribution
payable                            101,015         371,717           -          472,732
--------------------------
Payable for shares
redeemed                                 -         107,315           -          107,315
--------------------------
Accrued expenses
                                    10,701          13,178           -           23,879
-------------------------- ---------------- ---------------  ----------  ---------------
     Total liabilities
                                   111,716       3,514,279           -        3,625,995
-------------------------- ---------------- ---------------  ----------  ---------------
Net Assets                               $               $    $                       $
                                43,370,472     240,411,701           -      283,782,173
-------------------------- ---------------- ---------------  ----------  ---------------
Net Assets Consists of:
--------------------------
Paid in capital                          $               $    $
                                40,946,423     241,532,571           -      282,478,994
--------------------------
Net unrealized
appreciation
  of investments
                                 1,698,431       4,317,215           -        6,015,646
--------------------------
Accumulated net realized
gain (loss) on
   investments
                                   725,564     (5,438,008)           -      (4,712,444)
--------------------------
Accumulated
undistributed net
investment
   income/
(Distributions in excess
of net
   investment income)
                                        54            (77)           -             (23)
-------------------------- ---------------- ---------------  ----------  ---------------
     Total Net Assets                    $               $    $                       $
                                43,370,472     240,411,701           -      283,782,173
-------------------------- ---------------- ---------------  ----------  ---------------
                           ---------------- ---------------              ---------------
Class R Shares                           $               $   ($43,370,4(a)            $
                                43,370,472               -                            -
                           ---------------- ---------------  ----------  ---------------
                           ---------------- ---------------  ----------
Institutional Shares                     $               $    $            $211,834,535
                                         -     211,834,535           -
                           ---------------- ---------------  ----------  ---------------
                           ---------------- ---------------
Institutional Service                    $               $   $43,370,47(a)  $71,947,638
Shares                                   -      28,577,166
                           ---------------- ---------------  ----------  ---------------


Net Asset Value,
Offering Price and
   Redemption Proceeds
Per Share
--------------------------
Net Asset Value and
Offering Price Per Share
     Class R Shares                      $               $
                                     10.49               -
-------------------------- ---------------- ---------------  ----------  ---------------
     Institutional Shares                $               $                            $
                                         -           10.35                        10.35
-------------------------- ---------------- ---------------  ----------  ---------------
     Institutional                       $               $                            $
Service Shares                           -           10.35                        10.35
-------------------------- ---------------- ---------------  ----------  ---------------
Redemption Proceeds Per
Share*
-------------------------- ---------------- ---------------  ----------  ---------------
     Class R Shares                      $  **           $                            $
                                     10.28               -                            -
-------------------------- ---------------- ---------------  ----------  ---------------
     Institutional Shares                                $
                                                     10.35
-------------------------- ---------------- ---------------  ----------  ---------------
     Institutional                                       $
Service Shares                                       10.35
-------------------------- ---------------- ---------------  ----------  ---------------
Shares Outstanding:
-------------------------- ---------------- ---------------  ----------  ---------------
     Class R Shares                                                    (a)
                                 4,133,706               -   (4,133,706)              -
-------------------------- ---------------- ---------------  ----------  ---------------
                                                             ----------
     Institutional Shares                                                    20,473,034
                                         -      20,473,034
-------------------------- ---------------- ---------------  ----------  ---------------
                                                             ----------
     Institutional                                                     (a)    6,952,183
Service Shares                           -       2,761,799   4,190,384
-------------------------- ---------------- ---------------  ----------  ---------------
Investments, at                          $               $    $                       $
identified cost                 41,118,501     235,831,118           -      276,949,619
-------------------------- ---------------- ---------------  ----------  ---------------

(a) Adjustment to reflect share balance and combined net asset value as a result of the combination.
*     See "What Do Shares Cost" in the Prospectus
**   Computation offering price per share
98/100 of net asset value.
(See Notes to Pro Forma Financial Statements)


                                          Riggs Short Term Tax Free Bond Fund
                                          Federated Short-Term Municipal Trust
                                   Pro Forma Combining Statements of Operations

                              --------------------------------------------------------
                                Riggs
                              Short Term
                               Tax Free    Federated
                              Bond Fund    Short-Term
                                 Fund      Municipal     Pro Forma       Pro Forma
                                             Trust
                              April 30,     June 30,      Adjustment      Combined
                                 2003         2002
                              ----------- ------------- ------------------------------
Investment Income:
Interest
                               2,426,029     9,192,484            -        11,618,513
                              ----------- ------------- ------------   ---------------
Total Investment Income
                               2,426,029     9,192,484            -        11,618,513
Expenses:
Investment advisory fee
                                 396,933       871,572    (133,377) (a)     1,135,128
Administrative personnel and
services fee                      84,679       163,792     (35,634) (b)       212,837
Custodian fees
                                  10,585        11,264     (10,585) (c)        11,264
Transfer and dividend
disbursing agent fees and            435        54,322        (435) (d)        54,322
expenses
Directors' fees
                                   1,287        11,589      (1,287) (e)        11,589
Auditing fees
                                  17,075        12,900     (17,075) (f)        12,900
Legal fees
                                   4,234         3,514      (4,234) (g)         3,514
Portfolio accounting fees
                                   4,647        78,569      (4,647) (h)        78,569
Shareholder services fee -
Class R Shares                   132,311             -
                                                          (132,311) (i)             -
Shareholder services fee -
Institutional Service Shares           -        59,968
                                                            119,901 (j)       179,869
Shareholder services fee -
Institutional Shares                   -       484,764
                                                                  -           484,764
Distribution services fee -
Class R Shares                   132,311             -    (132,311) (k)             -
Distribution services fee -
Institutional Service Shares           -        59,968
                                                            119,901 (l)       179,869
Share registration costs                                            (m)
                                  13,465        43,675     (13,465)            43,675
Printing and postage
                                   3,603        26,568      (3,603) (n)        26,568
Insurance premiums
                                   1,272         1,141      (1,272) (o)         1,141
Miscellaneous
                                     129        10,391        (129) (p)        10,391
                              ----------- ------------- ------------   ---------------
                                                        ------------   ---------------
     Total expenses
                                 802,966     1,893,997    (250,563)         2,446,400
                              ----------- ------------- ------------   ---------------
Waivers:
Waiver of investment adviser                 (260,224)              (q)
fee                             (92,878)                     40,942         (312,160)
Waiver of transfer and
dividend  disbursing agent             -       (4,879)
fees and expenses                                                 -           (4,879)
Waiver of shareholder
services fee - Class R Shares   (79,387)             -       79,387 (r)
                                                                                    -
Waiver of shareholder
services fee - Institutional           -     (484,764)
Shares                                                            -         (484,764)
Waiver of distribution
services fee - Class R Shares  (132,311)             -              (s)             -
                                                            132,311
Waiver of distribution
services fee - Institutional           -        59,968              (t)       179,869
Service Shares                                              119,901
                              ----------- ------------- ------------   ---------------
     Total waivers             (304,576)     (689,899)      372,541         (621,934)
                              ----------- ------------- ------------   ---------------
                              ----------- ------------- ------------   ---------------
         Net expenses            498,390     1,204,098      121,978         1,824,466
                              ----------- ------------- ------------   ---------------
                              ----------- ------------- ------------   ---------------
            Net investment     1,927,639     7,988,386    (121,978)         9,794,047
income
                              ----------- ------------- ------------   ---------------
Realized and Unrealized Gain
(Loss) on Investments:
Net realized gain (loss) on
investments                    1,037,551     (315,236)            -           722,315
Net change in unrealized
appreciation
   on investments
                                 111,300     1,883,229            -         1,994,529
                              ----------- ------------- ------------   ---------------
     Net realized and
unrealized gain on             1,148,851     1,567,993
investments                                                       -         2,716,844
                              ----------- ------------- ------------   ---------------
                                                        ------------
          Change in net        $                     $                   $ 12,510,891
assets resulting from          3,076,490     9,556,379    (121,978)
operations
                              ----------- ------------- ------------   ---------------



                     Riggs Short Term Tax Free Bond Fund
                          Federated Short-Term Municipal Trust
            Notes to Pro Forma Combining Statements of Operations
                 Year Ended April 30, 2003 and June 30, 2002


(a) Federated Investment Management Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.40% of the Federated Short-Term Municipal Trust's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Services Company ("FServ") provides the Fund with administrative personnel and services necessary to operate the Fund. The fee paid to FServ is based on a scale of 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

 (c) Adjustment to reflect the custodian fees reductions due to the combining of two portfolios into one.

(d) FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund on the level of average aggregate net assets of the Trust for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the Directors Fee due to the combining of two portfolios into one.

(f) Adjustment to reflect the Audit Fee due to the combining of two portfolios into one.

(g) Adjustment to reflect the Legal fee due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio Accounting Fee due to the combining of two portfolios into one.

(i) Adjustment to reflect the elimination of the Riggs Short Term Tax Free Bond Fund Shareholder Service Fee for Class R Shares due to the combining of two portfolios into one.

(j) Adjustment to reflect the Shareholder Service Fee for Institutional Service Shares accrual of 0.25% of average net assets due to the combining of two portfolios into one.

(k) Adjustment to reflect the elimination of the Riggs Short Term Tax Free Bond Fund Distribution Service Fee (12B-1) for Class R Shares due to the combining of two portfolios into one.

(l) Adjustment to reflect the Distribution Service Fee (12B-1) for Institutional Service Shares accrual of 0.25% of average net assets due to the combining of two portfolios into one.

(m) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.

(n) Adjustment to reflect the printing and postage expense reductions due to the combining two portfolios into one.

(o) Adjustment to reflect the Insurance premium expense reduction due to the combining two portfolios into one.

(p) Miscellaneous expenses are reduced to reflect estimated savings to be realized by combining two portfolios into one.

(q) Adjustment to reflect waiver of investment adviser fee being brought in line based on the combined average net assets of funds.

(r) Adjustment to reflect elimination of shareholder service fee waiver for Riggs Short Term Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(s) Adjustment to reflect elimination of distribution service fee (12B-1) waiver for Riggs Short Term Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(t) Adjustment to reflect waiver of distribution fee (12B-1) for the Institutional Service Shares being brought in line based on the combined average net assets of funds.


                     Riggs Short Term Tax Free Bond Fund
                          Federated Short-Term Municipal Trust
                   Notes to Pro Forma Financial Statements
              Year Ended October 31, 2002 and December 31, 2002
Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Federated Short-Term Municipal Trust and Riggs Short Term Tax Free Bond Fund, collectively ("the Funds"), for the year ended December 31, 2002, and October 31, 2002, respectively. These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2002 and April 30, 2003, respectively.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Federated Short-Term Municipal Trust for shares of Riggs Short Term Tax Free Bond Fund. Under generally accepted accounting principles, Federated Short-Term Municipal Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs, which may change as a result of the reorganization, are currently undeterminable.

For the year ended December 31, 2002, Federated Short-Term Municipal Trust paid investment advisory fees computed at the annual rate of 0.40% as a percentage of average daily net assets. For the year ended October 31, 2002, Riggs Short Term Tax Free Bond Fund paid investment advisory fees computed at the annual rate of 0.75% as a percentage of average daily net assets.


Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 5,117,414 Institutional Service Shares of Federated Short-Term Municipal Trust in exchange for 5,057,977 Class R Shares of Riggs Short Term Tax Free Bond Fund which would have been issued at December 31, 2002 and October 31, 2002, respectively, in connection with the proposed reorganization.



Pro Forma Combining Portfolio of Investments


Riggs                                                              Riggs
Short Term     Federated                                           Short Term     Federated
Tax Free       Short-Term                                          Tax Free       Short-Term
Bond Fund      Municipal     Pro Forma                             Bond Fund      Municipal     Pro Forma
               Trust                                                              Trust
October 31,    December 31,   Combined                             October 31,    December 31,   Combined
2002           2002                                                2002           2002
Principal
Amount
or Shares                                                          Value          Value         Value
                                          Long-Term
                                          Municipals--12.9%
                                          Arizona--0.3%
1,000,000           -        1,000,000    Maricopa County, AZ,     1,069,280      -             1,069,280
                                          Unified School District
                                          No. 97, GO UT, 5.20%
                                          (FGIC INS)/(Original
                                          Issue Yield: 5.30%),
                                          7/1/2007
                                          Georgia--0.3%
950,000             -        950,000      Georgia Municipal        1,013,470      -             1,013,470
                                          Electric Authority,
                                          Refunding Revenue Bonds
                                          (Series Z), 5.10% (FSA
                                          INS)/(Original Issue
                                          Yield: 5.15%), 1/1/2005
                                          Hawaii--0.6%
2,000,000           -        2,000,000    Hawaii State, GO UT      2,235,020                    2,235,020
                                          (Series CB), Refunding                  -
                                          Bonds, 5.75% (Original
                                          Issue Yield: 5.90%),
                                          1/1/2007
                                          Illinois--1.6%
1,000,000           -        1,000,000    Chicago, IL, O'Hare      1,095,550                    1,095,550
                                          International Airport                   -
                                          (Series A), 6.375%
                                          (MBIA INS)/(Original
                                          Issue Yield: 6.735%),
                                          1/1/2012
1,000,000           -        1,000,000    Chicago, IL, O'Hare      1,096,590                    1,096,590
                                          International Airport,                  -
                                          Revenue Bonds (Series
                                          A), 5.375% (AMBAC
                                          INS)/(Original Issue
                                          Yield: 5.50%), 1/1/2007
1,000,000           -        1,000,000    Chicago, IL, Public      1,026,900                    1,026,900
                                          Building Commission,                    -
                                          Revenue Bonds (Series
                                          C), 5.80% (Park
                                          District) /(FGIC
                                          INS)/(Original Issue
                                          Yield: 5.886%), 1/1/2013
1,550,000           -        1,550,000    Chicago, IL, GO UT       1,689,035                    1,689,035
                                          Refunding Bonds, 6.30%                  -
                                          (AMBAC INS)/(Original
                                          Issue Yield: 6.40%),
                                          1/1/2005
1,000,000           -        1,000,000    Lake County, IL,         1,036,050                    1,036,050
                                          (Series A) Water &                      -
                                          Sewer Refunding Revenue
                                          Bonds, 5.50% (AMBAC
                                          INS)/(Original Issue
                                          Yield: 5.65%), 12/1/2009
                                          Total                    5,944,125                    5,944,125
                                                                                  -
                                          Kansas--0.3%
1,000,000           -        1,000,000    Johnson County, KS,      1,030,200                    1,030,200
                                          Unified School District                 -
                                          No. 233, GO UT, 5.25%
                                          (FGIC INS)/(Original
                                          Issue Yield: 5.30%),
                                          9/1/2017
                                          Louisiana--0.5%
2,000,000           -        2,000,000    Louisiana PFA,           2,024,580                    2,024,580
                                          Refunding Revenue                       -
                                          Bonds, 5.95% (AXA LOC),
                                          6/15/2019
                                          Massachusetts--0.6%
1,000,000           -        1,000,000    Lawrence, MA, GO UT,     1,107,790                    1,107,790
                                          5.50% (AMBAC                            -
                                          INS)/(Original Issue
                                          Yield: 4.71%), 2/1/2015
1,000,000           -        1,000,000    Massachusetts State      1,037,470                    1,037,470
                                          Special Obligation                      -
                                          Revenue, (Series A),
                                          5.00%, 6/1/2017
                    -                     Total                    2,145,260                    2,145,260
                                                                                  -
                                          Michigan--1.1%
1,000,000           -        1,000,000    Central Michigan         1,023,140                    1,023,140
                                          University, Refunding                   -
                                          Revenue Bond, 6.00%
                                          (MBIA INS)/(Original
                                          Issue Yield: 6.40%),
                                          10/1/2013
865,000             -        865,000      Michigan State Building  935,299                      935,299
                                          Authority (Series I)                    -
                                          Health, Hospital,
                                          Nursing Home
                                          Improvement Revenue
                                          Bonds, 5.40% (Original
                                          Issue Yield: 5.50%),
                                          10/1/2005
1,000,000           -        1,000,000    Oxford, MI, Area         1,089,170                    1,089,170
                                          Community Schools, GO                   -
                                          UT, 5.50% (Q-SBLF INS),
                                          5/1/2017
1,000,000           -        1,000,000    Wyoming, MI, Public      1,050,340                    1,050,340
                                          Schools, GO UT, 5.25%                   -
                                          (Original Issue Yield:
                                          5.425%), 5/1/2017
                                          Total                    4,097,949                    4,097,949
                                                                                  -
                                          Minnesota--0.7%
1,000,000           -        1,000,000    Hopkins, MN, ISD, No.    1,068,250                    1,068,250
                                          270, GO UT, 5.00% (FGIC                 -
                                          INS), 2/1/2015
1,500,000           -        1,500,000    Minnesota State, GO UT,  1,622,625                    1,622,625
                                          5.00% (Original Issue                   -
                                          Yield: 4.37%),
                                          10/1/2014
                                          (10/1/2011@100)
                                          Total                    2,690,875                    2,690,875
                                                                                  -
                                          Nevada--0.6%
1,000,000           -        1,000,000    Clark County, NV,        1,098,350                    1,098,350
                                          School District, GO LT                  -
                                          (Series B), 5.50% (FGIC
                                          INS), 6/15/2015
1,000,000           -        1,000,000    Washoe County, NV,       1,074,590                    1,074,590
                                          Hospital Facilities,                    -
                                          Revenue Bonds, 6.00%
                                          (AMBAC INS)/(Original
                                          Issue Yield: 6.10%),
                                          6/1/2009
                                          Total                    2,172,940                    2,172,940
                                                                                  -
                                          New Jersey--0.3%
1,000,000           -        1,000,000    West Deptford Township,  1,073,200                    1,073,200
                                          GO, 5.375% (FGIC INS),                  -
                                          9/1/2018
                                          New Mexico--0.3%
1,000,000           -        1,000,000    Santa Fe, NM Community   1,096,220                    1,096,220
                                          College District, GO                    -
                                          UT, 5.45% (Original
                                          Issue Yield: 5.55%),
                                          8/1/2010
                                          North Carolina--0.3%
1,000,000           -        1,000,000    North Carolina State,    1,077,110                    1,077,110
                                          GO UT Bonds, 5.00%,                     -
                                          5/1/2011
                                          Rhode Island--0.4%
1,435,000           -        1,435,000    Rhode Island Housing &   1,493,218                    1,493,218
                                          Mortgage Finance Corp.                  -
                                          (Series A), Refunding
                                          Revenue Bonds, 5.45%
                                          (AMBAC INS), 7/1/2004
                                          Texas--2.8%
1,000,000           -        1,000,000    Austin, TX, Hotel        1,083,440                    1,083,440
                                          Occupancy, 5.625%                       -
                                          (AMBAC INS)/(Original
                                          Issue Yield: 5.71%),
                                          11/15/2019
1,000,000           -        1,000,000    Dallas-Fort Worth, TX,   1,058,780                    1,058,780
                                          Regional Airport,                       -
                                          Refunding Revenue Bond,
                                          (Series A), 7.75% (FGIC
                                          INS), 11/1/2003
1,000,000           -        1,000,000    Harris County, TX, GO    1,098,890                    1,098,890
                                          LT Correctional                         -
                                          Facility Improvement
                                          Bonds, 5.50% (Original
                                          Issue Yield: 5.55%),
                                          10/1/2011
1,000,000           -        1,000,000    Houston, TX, (Series     1,071,310                    1,071,310
                                          A), 5.375% (FSA                         -
                                          INS)/(Original Issue
                                          Yield: 4.83%), 3/1/2017
1,000,000           -        1,000,000    Johnson County, TX, GO   1,043,020                    1,043,020
                                          UT, 5.00% (FSA                          -
                                          INS)/(Original Issue
                                          Yield: 4.85%), 2/15/2016
1,000,000           -        1,000,000    North Texas Tollway      1,069,410                    1,069,410
                                          Authority, Dallas,                      -
                                          (Series A), 5.10% (FGIC
                                          INS)/(Original Issue
                                          Yield: 5.20%), 1/1/2013
535,000             -        535,000      San Antonio, TX,         601,078                      601,078
                                          Electric & Gas, Revenue                 -
                                          Bond, 5.500%, 2/1/2015
335,000             -        335,000      San Antonio, TX,         371,525                      371,525
                                          Electric & Gas, Revenue                 -
                                          Bonds, 5.50% (Original
                                          Issue Yield: 5.625%),
                                          2/1/2015 (2/1/2007 @101)
130,000             -        130,000      San Antonio, TX,         140,682                      140,682
                                          Electric & Gas, Revenue                 -
                                          Bonds, 5.500%, 2/15/2015
1,000,000           -        1,000,000    Spring TX, ISD, 5.25%,   1,038,930                    1,038,930
                                          2/15/2019                               -
820,000             -        820,000      Texas Water Development  834,768                      834,768
                                          Board, Revenue Bond,                    -
                                          3.95% (AMBAC INS),
                                          8/15/2003
1,000,000           -        1,000,000    Travis Country, TX, GO   1,083,940                    1,083,940
                                          UT, 5.25%, 3/1/2015                     -
                                          Total                    10,495,773                   10,495,773
                                                                                  -
                                          Utah--0.6%
420,000             -        420,000      Intermountain Power      437,060                      437,060
                                          Agency, Utah, (Series                   -
                                          B), 5.25% (Original
                                          Issue Yield: 5.79%),
                                          7/1/2017
580,000             -        580,000      Intermountain Power      588,810                      588,810
                                          Agency, Utah, (Series                   -
                                          B), 5.25% (Original
                                          Issue Yield: 5.79%),
                                          7/1/2017
440,000             -        440,000      Intermountain Power      457,296                      457,296
                                          Agency, Utah, (Series                   -
                                          C), 5.00% (Original
                                          Issue Yield: 4.70%),
                                          7/1/2004
560,000             -        560,000      Intermountain Power      583,050                      583,050
                                          Agency, Utah, (Series                   -
                                          C), 5.00% (Original
                                          Issue Yield: 4.999%),
                                          7/1/2004
                                          Total                    2,066,216                    2,066,216
                                                                                  -
                                          Virginia--0.2%
605,000             -        605,000      Chesapeake, VA, IDA,     648,633                      648,633
                                          Public Facility Lease                   -
                                          Revenue Bonds, 5.40%
                                          (MBIA INS)/(Original
                                          Issue Yield: 5.50%),
                                          6/1/2005
                                          Washington--0.9%
1,000,000           -        1,000,000    Kitsap County, WA,       1,099,260                    1,099,260
                                          School District No.                     -
                                          400, GO UT, 5.50%
                                          (Original Issue Yield:
                                          4.97%), 12/1/2015
1,000,000           -        1,000,000    Snohomish County, WA,    1,097,920                    1,097,920
                                          School District No. 6,                  -
                                          GO UT Refunding Bonds,
                                          5.45% (FGIC INS),
                                          12/1/2005
1,000,000           -        1,000,000    Washington State Public  1,078,220                    1,078,220
                                          Power Supply System                     -
                                          (Series B), 5.40%
                                          (Energy Northwest,
                                          WA)/(Original Issue
                                          Yield: 5.45%), 7/1/2005
                                          Total                    3,275,400                    3,275,400
                                                                                  -
                                          Wisconsin--0.4%
1,315,000           -        1,315,000    Milwaukee, WI, (Series   1,340,800                    1,340,800
                                          Y), 4.00%, 9/1/2003                     -
                                          Wyoming--0.3%
1,000,000           -        1,000,000    Wyoming Building Corp.,  1,065,270                    1,065,270
                                          Correctional Facility                   -
                                          Improvement Revenue
                                          Bonds, 5.00% (Original
                                          Issue Yield: 5.05%),
                                          10/1/2013
                                          Total Long-Term          48,055,539                   48,055,539
                                          Municipals (identified
                                          cost $45,854,319)
                                          SHORT-INTERMEDIATE MUNICIPAL
                                          SECURITIES--79.8%
                                          Alabama--4.1%
               2,000,000     2,000,000    Alabama State Public                    2,218,420     2,218,420
-                                         School & College         -
                                          Authority, Revenue
                                          Bonds, 5.00%, 2/1/2007
               3,040,000     3,040,000    Alabama State Public                    3,387,563     3,387,563
-                                         School & College         -
                                          Authority, Revenue
                                          Bonds, 5.00%, 2/1/2008
               502,335       502,335      (1) Birmingham, AL,                     526,638       526,638
-                                         Fire Equipment Lease     -
                                          Obligation No. 2,
                                          5.60%, 11/5/2004
               2,760,000     2,760,000    DCH Health Care                         2,836,148     2,836,148
-                                         Authority, Health Care   -
                                          Facilities Revenue
                                          Bonds, 3.50%, 6/1/2005
               860,000       860,000      Huntsville, AL, Health                  887,210       887,210
-                                         Care Authority, Revenue  -
                                          Bonds, 4.75%
                                          (Huntsville Hospital
                                          System), 6/1/2004
               1,190,000     1,190,000    Lauderdale County &                     1,294,875     1,294,875
-                                         Florence, AL, Health     -
                                          Care Authority, Revenue
                                          Bonds (Series 2000A),
                                          5.50% (Coffee Health
                                          Group)/(MBIA INS),
                                          7/1/2005
               1,275,000     1,275,000    Lauderdale County &                     1,415,314     1,415,314
-                                         Florence, AL, Health     -
                                          Care Authority, Revenue
                                          Bonds (Series 2000A),
                                          5.50% (Coffee Health
                                          Group)/(MBIA INS),
                                          7/1/2006
               2,500,000     2,500,000    Mobile, AL, IDB (Series                 2,500,775     2,500,775
-                                         1994A), 3.20% TOBs       -
                                          (International Paper
                                          Co.), Optional Tender
                                          6/1/2003
                                          Total                                   15,066,943    15,066,943
                                                                   -
                                          Alaska--2.5%
               3,000,000     3,000,000    Alaska State Housing                    3,328,770     3,328,770
-                                         Finance Corp., State     -
                                          Capital Project Revenue
                                          Bonds (Series 2001A),
                                          5.00% (MBIA INS),
                                          12/1/2006
               1,260,000     1,260,000    Anchorage, AK, UT GO                    1,304,213     1,304,213
-                                         Bonds (Series B), 5.00%  -
                                          (FGIC INS), 12/1/2003
               3,500,000     3,500,000    Valdez, AK, Marine                      3,552,745     3,552,745
-                                         Terminal (1994 Series    -
                                          B), 3.10% TOBs
                                          (Phillips
                                          Transportation Alaska,
                                          Inc.)/(Phillips
                                          Petroleum Co. GTD),
                                          Mandatory Tender
                                          1/1/2003
               1,000,000     1,000,000    Valdez, AK, Marine                      1,013,150     1,013,150
-                                         Terminal (1994 Series    -
                                          C), 2.90% TOBs
                                          (Phillips
                                          Transportation Alaska,
                                          Inc.)/(Phillips
                                          Petroleum Co. GTD),
                                          Mandatory Tender
                                          1/1/2003
                                          Total                                   9,198,878     9,198,878
                                                                   -
                                          Arizona--1.8%
               3,000,000     3,000,000    Arizona State                           3,058,560     3,058,560
-                                         Transportation Board,    -
                                          Transportation Excise
                                          Tax Revenue Bonds
                                          (Series 2000), 5.00%
                                          (Maricopa County, AZ
                                          Regional Area Road
                                          Fund), 7/1/2003
               1,500,000     1,500,000    Maricopa County, AZ,                    1,505,400     1,505,400
-                                         Pollution Control Corp.  -
                                          (Series 1994E), 3.75%
                                          TOBs (Arizona Public
                                          Service Co.), Mandatory
                                          Tender 4/8/2003
               2,000,000     2,000,000    Salt River Project, AZ,                 2,218,580     2,218,580
-                                         Agricultural             -
                                          Improvement & Power
                                          District, Electric
                                          System Refunding
                                          Revenue Bonds (Series
                                          2002D), 5.00%, 1/1/2007
                                          Total                                   6,782,540     6,782,540
                                                                   -
                                          Arkansas--1.3%
               1,000,000     1,000,000    Arkansas Development                    999,580       999,580
-                                         Finance Authority,       -
                                          Exempt Facilities
                                          Revenue Bonds, 3.50%
                                          TOBs (Waste Management,
                                          Inc. GTD), Mandatory
                                          Tender 8/1/2003
               530,000       530,000      Arkansas Development                    542,619       542,619
-                                         Finance Authority, SFM   -
                                          Revenue Bonds (Series
                                          1997A-R), 6.50% (MBIA
                                          INS), 2/1/2011
               1,420,000     1,420,000    Pulaski County, AR,                     1,459,618     1,459,618
-                                         Hospital Refunding       -
                                          Revenue Bonds (Series
                                          2002B), 4.00% (Arkansas
                                          Children's Hospital),
                                          3/1/2005
               1,595,000     1,595,000    Pulaski County, AR,                     1,677,621     1,677,621
-                                         Hospital Refunding       -
                                          Revenue Bonds (Series
                                          2002B), 4.75% (Arkansas
                                          Children's Hospital),
                                          3/1/2008
                                          Total                                   4,679,438     4,679,438
                                                                   -
                                          California--0.9%
               1,000,000     1,000,000    California State                        1,076,260     1,076,260
-                                         Department of Water      -
                                          Resources Power Supply
                                          Program, Power Supply
                                          Revenue Bonds (Series
                                          A), 5.50%, 5/1/2005
               1,000,000     1,000,000    California Statewide                    1,031,280     1,031,280
-                                         Communities Development  -
                                          Authority, Revenue
                                          Bonds (Series 2002C),
                                          3.70% TOBs (Kaiser
                                          Permanente), Mandatory
                                          Tender 2/1/2005
               1,000,000     1,000,000    California Statewide                    1,054,520     1,054,520
-                                         Communities Development  -
                                          Authority, Revenue
                                          Bonds (Series 2002D),
                                          4.35% TOBs (Kaiser
                                          Permanente), Mandatory
                                          Tender 2/1/2007
                                          Total                                   3,162,060     3,162,060
                                                                   -
                                          Colorado--1.5%
               325,000       325,000      Colorado HFA, SFM                       333,037       333,037
-                                         Revenue Bond (Series     -
                                          C-1), 7.65%, 12/1/2025
               17,000        17,000       Colorado HFA, SFM                       17,139        17,139
-                                         Senior Bonds (Series     -
                                          1998C-2), 4.50%,
                                          11/1/2005
               75,000        75,000       Colorado HFA, SFM                       75,630        75,630
-                                         Subordinate Bonds        -
                                          (Series 1998B), 4.625%,
                                          11/1/2005
               500,000       500,000      Colorado Health                         506,670       506,670
-                                         Facilities Authority,    -
                                          Hospital Refunding
                                          Revenue Bonds, 4.75%
                                          (Parkview Medical
                                          Center), 9/1/2003
               640,000       640,000      Colorado Health                         660,819       660,819
-                                         Facilities Authority,    -
                                          Hospital Refunding
                                          Revenue Bonds, 5.00%
                                          (Parkview Medical
                                          Center), 9/1/2004
               3,810,000     3,810,000    Countrydale, CO,                        3,845,966     3,845,966
-                                         Metropolitan District,   -
                                          LT GO Refunding Bonds,
                                          3.50% TOBs (Compass
                                          Bank, Birmingham LOC),
                                          Mandatory Tender
                                          12/1/2007
                                          Total                                   5,439,261     5,439,261
                                                                   -
                                          Delaware--1.8%
               6,000,000     6,000,000    Delaware State, UT GO                   6,640,920     6,640,920
-                                         Bonds (Series 2002A),    -
                                          5.00%, 7/1/2006
                                          District Of
-                                         Columbia--0.3%           -
               1,130,000     1,130,000    District of Columbia,                   1,168,318     1,168,318
-                                         Revenue Bonds (Series    -
                                          1999), 5.30% TOBs (819
                                          7th Street, LLC
                                          Issue)/(Branch Banking
                                          & Trust Co.,
                                          Winston-Salem LOC),
                                          Mandatory Tender
                                          10/1/2004
                                          Florida--2.6%
               880,000       880,000      Florida Housing Finance                 922,390       922,390
-                                         Corp., Homeowner         -
                                          Mortgage Revenue Bonds
                                          (Series 2), 4.75% (MBIA
                                          INS), 7/1/2019
               1,300,000     1,300,000    Florida State Board of                  1,368,432     1,368,432
-                                         Education Capital        -
                                          Outlay, UT GO Bonds
                                          (Series 2001E), 5.00%
                                          (Florida State),
                                          6/1/2004
               1,000,000     1,000,000    Highlands County, FL,                   1,021,390     1,021,390
-                                         Health Facilities        -
                                          Authority, Hospital
                                          Revenue Bonds (Series
                                          2002B), 3.50%
                                          (Adventist Health
                                          System), 11/15/2004
               2,000,000     2,000,000    Highlands County, FL,                   2,035,040     2,035,040
-                                         Health Facilities        -
                                          Authority, Hospital
                                          Revenue Bonds, 3.35%
                                          TOBs (Adventist Health
                                          System), Mandatory
                                          Tender 9/1/2005
               500,000       500,000      Miami Beach, FL, Health                 472,600       472,600
-                                         Facilities Authority,    -
                                          Hospital Revenue Bonds
                                          (Series 2001B), 5.50%
                                          TOBs (Mt. Sinai Medical
                                          Center, FL), Mandatory
                                          Tender 5/15/2005
               1,885,000     1,885,000    Miami-Dade County, FL,                  2,107,750     2,107,750
-                                         School District, COPs    -
                                          (Series A), 5.25%,
                                          10/1/2006
               1,600,000     1,600,000    Palm Beach County, FL,                  1,691,504     1,691,504
-                                         Health Facilities        -
                                          Authority, Hospital
                                          Refunding Revenue Bonds
                                          (Series 2001), 5.00%
                                          (BRCH Corporation
                                          Obligated Group),
                                          12/1/2004
                                          Total                                   9,619,106     9,619,106
                                                                   -
                                          Georgia--3.0%
               3,000,000     3,000,000    Burke County, GA,                       3,000,000     3,000,000
-                                         Development Authority    -
                                          (Georgia Power Co.),
                                          Auction Note (Series
                                          2002), 2/20/2003
               3,000,000     3,000,000    Burke County, GA,                       3,000,000     3,000,000
-                                         Development Authority    -
                                          (Georgia Power Co.),
                                          SAVRS (Series 1994),
                                          2/20/2003
               1,700,000     1,700,000    Decatur                                 1,701,241     1,701,241
-                                         County-Bainbridge, GA,   -
                                          IDA, Revenue Bonds,
                                          4.00% TOBs (John B.
                                          Sanifilippo &
                                          Son)/(Lasalle Bank,
                                          N.A. LOC), Mandatory
                                          Tender 6/1/2006
               3,000,000     3,000,000    Municipal Electric                      3,363,630     3,363,630
-                                         Authority of Georgia,    -
                                          Combustion Turbine
                                          Project Revenue Bonds
                                          (Series 2002A), 5.00%
                                          (MBIA INS), 11/1/2008
                                          Total                                   11,064,871    11,064,871
                                                                   -
                                          Illinois--4.0%
               2,000,000     2,000,000    Chicago, IL, Gas Supply                 2,000,080     2,000,080
-                                         Revenue (Series B),      -
                                          1.95% TOBs (Peoples Gas
                                          Light & Coke Co.),
                                          Optional Tender
                                          1/23/2003
               1,030,000     1,030,000    Illinois Health                         1,050,981     1,050,981
-                                         Facilities Authority,    -
                                          Revenue Bonds (Series
                                          1998), 5.25% (Centegra
                                          Health System), 9/1/2003
               2,000,000     2,000,000    Illinois Health                         2,040,460     2,040,460
-                                         Facilities Authority,    -
                                          Revenue Refunding Bonds
                                          (Series A), 5.00%
                                          (Advocate Health Care
                                          Network), 8/15/2003
               1,000,000     1,000,000    Illinois State, UT GO                   1,078,110     1,078,110
-                                         Bonds (First Series of   -
                                          December 2000), 5.50%,
                                          12/1/2004
               3,000,000     3,000,000    Illinois State, UT GO                   3,338,280     3,338,280
-                                         Bonds (First Series of   -
                                          July 2002), 5.00% (MBIA
                                          INS), 7/1/2007
               2,000,000     2,000,000    Illinois State, UT GO                   2,047,760     2,047,760
-                                         Bonds (Series 2000),     -
                                          5.25%, 8/1/2003
               3,050,000     3,050,000    Will & Kendall                          3,486,181     3,486,181
-                                         Counties, IL Community   -
                                          Consolidated School
                                          District No. 202, UT GO
                                          Bonds, 5.50% (FSA INS),
                                          12/30/2007
                                          Total                                   15,041,852    15,041,852
                                                                   -
                                          Indiana--1.1%
               1,000,000     1,000,000    Indiana Development                     1,032,460     1,032,460
-                                         Finance Authority,       -
                                          Refunding Revenue Bonds
                                          (Series 1998A), 4.75%
                                          TOBs (Southern Indiana
                                          Gas & Electric Co.),
                                          Mandatory Tender
                                          3/1/2006
               1,200,000     1,200,000    Indiana Health Facility                 1,268,352     1,268,352
-                                         Financing Authority,     -
                                          Health System Revenue
                                          Bonds (Series 2001),
                                          5.00% (Sisters of St.
                                          Francis Health
                                          Services, Inc.),
                                          11/1/2004
               1,000,000     1,000,000    Indiana Health Facility                 1,116,730     1,116,730
-                                         Financing Authority,     -
                                          Revenue Bonds (Series
                                          2002G), 5.50%
                                          (Ascension Health
                                          Credit Group),
                                          11/15/2007
               665,000       665,000      Indiana State HFA, SFM                  687,524       687,524
-                                         Revenue Bonds (Series    -
                                          C-3), 4.75%, 1/1/2029
                                          Total                                   4,105,066     4,105,066
                                                                   -
                                          Iowa--0.5%
               1,880,000     1,880,000    Iowa Finance Authority,                 1,988,250     1,988,250
-                                         Iowa State Revolving     -
                                          Fund Revenue Bonds
                                          (Series 2001), 5.00%,
                                          8/1/2004
                                          Kansas--1.6%
               2,000,000     2,000,000    Burlington, KS,                         2,070,320     2,070,320
-                                         Refunding Revenue Bonds  -
                                          (Series 1998B), 4.75%
                                          TOBs (Kansas City Power
                                          And Light Co.),
                                          Mandatory Tender
                                          10/1/2007
               2,000,000     2,000,000    La Cygne, KS,                           2,043,860     2,043,860
-                                         Environmental            -
                                          Improvement Revenue
                                          Refunding Bonds (Series
                                          1994), 3.90% TOBs
                                          (Kansas City Power And
                                          Light Co.), Mandatory
                                          Tender 9/1/2004
               1,370,000     1,370,000    Sedgwick & Shawnee                      1,445,994     1,445,994
-                                         Counties, KS, SFM        -
                                          Revenue Bonds,
                                          Mortgage-Backed
                                          Securities Program
                                          (Series 1998 A-1),
                                          5.00% (GNMA COL Home
                                          Mortgage Program COL),
                                          6/1/2013
               235,000       235,000      Sedgwick & Shawnee                      239,413       239,413
-                                         Counties, KS, SFM        -
                                          Revenue Bonds (Series
                                          2001B-1), 4.00% (GNMA
                                          COL Home Mortgage
                                          Program GTD), 12/1/2013
                                          Total                                   5,799,587     5,799,587
                                                                   -
                                          Louisiana--3.7%
               1,000,000     1,000,000    Calcasieu Parish, LA,                   1,060,440     1,060,440
-                                         IDB, Pollution Control   -
                                          Revenue Refunding
                                          Bonds, Series 2001,
                                          4.80% (Occidental
                                          Petroleum Corp.),
                                          12/1/2006
               2,200,000     2,200,000    Lake Charles, LA,                       2,300,320     2,300,320
-                                         Harbor & Terminal        -
                                          District, Port
                                          Facilities Revenue
                                          Refunding Bond,
                                          Trunkline Lining Co
                                          Project, 7.75% (Duke
                                          Energy Corp.),
                                          8/15/2022, Callable @
                                          103, 1/31/2003
               1,935,000     1,935,000    Louisiana Agricultural                  2,014,857     2,014,857
-                                         Finance Authority,       -
                                          Revenue Bonds, 5.20%
                                          (Louisiana-Pacific
                                          Corp.)/(Hibernia
                                          National Bank LOC),
                                          5/1/2004
               1,750,000     1,750,000    Louisiana Public                        1,942,570     1,942,570
-                                         Facilities Authority,    -
                                          Revenue Bonds (Series
                                          2002), 5.00% (Ochsner
                                          Clinic Foundation
                                          Project)/(MBIA INS),
                                          5/15/2008
               2,000,000     2,000,000    Louisiana State Energy                  2,000,000     2,000,000
-                                         & Power Authority,       -
                                          Refunding Revenue Bonds
                                          (Series 2000), 5.25%
                                          (Rodemacher Unit No. 2
                                          Project), 1/1/2003
               2,500,000     2,500,000    St. Charles Parish, LA,                 2,504,525     2,504,525
-                                         PCR Refunding Bonds      -
                                          (Series 1999-C), 5.35%
                                          TOBs (Entergy
                                          Louisiana, Inc.),
                                          Mandatory Tender
                                          10/1/2003
               2,000,000     2,000,000    St. Charles Parish, LA,                 2,015,100     2,015,100
-                                         PCR Refunding Revenue    -
                                          Bonds (Series 1999A),
                                          4.90% TOBs (Entergy
                                          Louisiana, Inc.),
                                          Mandatory Tender
                                          6/1/2005
                                          Total                                   13,837,812    13,837,812
                                                                   -
                                          Maryland--0.3%
               1,000,000     1,000,000    Prince Georges County,                  1,001,700     1,001,700
-                                         MD, IDRB (Series 1993),  -
                                          3.10% TOBs
                                          (International Paper
                                          Co.), Optional Tender
                                          7/15/2003
                                          Massachusetts--2.0%
               1,500,000     1,500,000    Commonwealth of                         1,671,705     1,671,705
-                                         Massachusetts,           -
                                          Construction Loan LT GO
                                          Bonds (Series 2001C),
                                          5.00%, 12/1/2010
               2,000,000     2,000,000    Commonwealth of                         2,247,620     2,247,620
-                                         Massachusetts,           -
                                          Construction Loan UT GO
                                          Bonds (Series 2002D),
                                          5.25%, 8/1/2007
               2,495,000     2,495,000    Massachusetts HEFA,                     2,569,526     2,569,526
-                                         Revenue Bonds (Series    -
                                          1999A), 5.25% (Caritas
                                          Christi Obligated
                                          Group), 7/1/2004
               1,060,000     1,060,000    Massachusetts HEFA,                     1,100,132     1,100,132
-                                         Revenue Bonds (Series    -
                                          C), 5.00% (Milton
                                          Hospital), 7/1/2004
                                          Total                                   7,588,983     7,588,983
                                                                   -
                                          Michigan--4.5%
               1,250,000     1,250,000    Detroit, MI, Capital                    1,388,813     1,388,813
-                                         Improvement LT GO Bonds  -
                                          (Series 2002A), 5.00%
                                          (MBIA INS), 4/1/2007
               1,000,000     1,000,000    Michigan Municipal Bond                 1,135,040     1,135,040
-                                         Authority, Refunding     -
                                          Revenue Bonds (Series
                                          2002), 5.25% (Clean
                                          Water Revolving Fund),
                                          10/1/2008
               2,500,000     2,500,000    Michigan Municipal Bond                 2,831,775     2,831,775
-                                         Authority, Revenue       -
                                          Bonds, 5.25% (Clean
                                          Water Revolving Fund),
                                          10/1/2007
               1,450,000     1,450,000    Michigan Municipal Bond                 1,637,891     1,637,891
-                                         Authority, Revenue       -
                                          Bonds, 5.25% (Drinking
                                          Water Revolving Fund),
                                          10/1/2007
               4,000,000     4,000,000    Michigan Public Power                   4,275,240     4,275,240
-                                         Agency, Belle River      -
                                          Project Refunding
                                          Revenue Bonds (Series
                                          2002A), 5.00%, 1/1/2005
               1,250,000     1,250,000    Michigan Public Power                   1,365,737     1,365,737
-                                         Agency, Belle River      -
                                          Project Refunding
                                          Revenue Bonds (Series
                                          2002A), 5.00% (MBIA
                                          INS), 1/1/2006
               1,005,000     1,005,000    Michigan State Hospital                 1,026,497     1,026,497
-                                         Finance Authority,       -
                                          Hospital Revenue &
                                          Refunding Bonds (Series
                                          1998A), 4.70% (Hackley
                                          Hospital Obligated
                                          Group), 5/1/2004
               1,265,000     1,265,000    Michigan State Hospital                 1,309,402     1,309,402
-                                         Finance Authority,       -
                                          Refunding Revenue Bonds
                                          (Series A), 5.50%
                                          (Trinity Healthcare
                                          Credit Group), 12/1/2003
               1,000,000     1,000,000    Michigan State Hospital                 1,069,090     1,069,090
-                                         Finance Authority,       -
                                          Refunding Revenue Bonds
                                          (Series A), 5.50%
                                          (Trinity Healthcare
                                          Credit Group), 12/1/2004
               820,000       820,000      Michigan State Hospital                 847,552       847,552
-                                         Finance Authority,       -
                                          Revenue & Refunding
                                          Bonds (Series 1998A),
                                          4.40% (McLaren Health
                                          Care Corp.)/(Original
                                          Issue Yield: 4.45%),
                                          6/1/2004
                                          Total                                   16,887,037    16,887,037
                                                                   -
                                          Missouri--1.7%
               895,000       895,000      Cape Girardeau County,                  934,863       934,863
-                                         MO, IDA, Health Care     -
                                          Facilities Revenue
                                          Bonds, Series A, 4.50%
                                          (St. Francis Medical
                                          Center, MO), 6/1/2006
               1,500,000     1,500,000    Missouri Highways &                     1,618,185     1,618,185
-                                         Transportation           -
                                          Commission, State Road
                                          Bonds (Series 2000A),
                                          5.25%, 2/1/2005
               1,500,000     1,500,000    Missouri Highways &                     1,655,850     1,655,850
-                                         Transportation           -
                                          Commission, State Road
                                          Bonds (Series 2000A),
                                          5.25%, 2/1/2006
               2,000,000     2,000,000    Missouri State HEFA,                    2,181,380     2,181,380
-                                         Revenue Bonds (Series    -
                                          2002A), 5.00% (SSM
                                          Health Care Credit
                                          Group), 6/1/2007
                                          Total                                   6,390,278     6,390,278
                                                                   -
                                          Nebraska--0.9%
               1,500,000     1,500,000    Nebraska Public Power                   1,529,550     1,529,550
-                                         District, Construction   -
                                          Notes, 3.50%, 12/1/2003
               1,665,000     1,665,000    Nebraska Public Power                   1,769,745     1,769,745
-                                         District, General        -
                                          Revenue Bonds (Series
                                          2002B), 4.00% (AMBAC
                                          INS), 1/1/2006
                                          Total                                   3,299,295     3,299,295
                                                                   -
                                          New Mexico--0.2%
               635,000       635,000      Santa Fe Solid Waste                    643,573       643,573
-                                         Management Agency, NM,   -
                                          Facility Revenue Bonds
                                          (Series 1996), 5.00%,
                                          6/1/2003
                                          New York--4.4%
               3,000,000     3,000,000    Metropolitan                            3,357,720     3,357,720
-                                         Transportation           -
                                          Authority, NY,
                                          Dedicated Tax Fund
                                          Revenue Bonds (Series
                                          2002A), 5.00% (FSA
                                          INS), 11/15/2007
               1,250,000     1,250,000    Metropolitan                            1,418,425     1,418,425
-                                         Transportation           -
                                          Authority, NY,
                                          Dedicated Tax Fund
                                          Revenue Bonds (Series
                                          2002A), 5.25% (FSA
                                          INS), 11/15/2008
               705,000       705,000      New York City, NY, UT                   708,398       708,398
-                                         GO Bonds (Series         -
                                          1991B), 7.50% (Original
                                          Issue Yield: 7.70%),
                                          2/1/2003
               1,000,000     1,000,000    New York City, NY, UT                   1,072,370     1,072,370
-                                         GO Bonds (Series D),     -
                                          5.00%, 8/1/2006
               1,000,000     1,000,000    New York City, NY, UT                   1,073,060     1,073,060
-                                         GO Bonds (Series E),     -
                                          5.00%, 8/1/2007
               1,960,000     1,960,000    New York State Mortgage                 2,079,599     2,079,599
-                                         Agency, Homeowner        -
                                          Mortgage Revenue Bonds,
                                          Series 71, 4.75%,
                                          10/1/2021
               1,000,000     1,000,000    New York State Thruway                  1,053,110     1,053,110
-                                         Authority, Highway and   -
                                          Bridge Transportation
                                          Fund Revenue Bd.
                                          (Series B-1), 5.50%
                                          (MBIA INS), 4/1/2004
               2,000,000     2,000,000    New York State Thruway                  2,194,120     2,194,120
-                                         Authority, Local         -
                                          Highway & Bridge
                                          Service Contract
                                          Revenue Bonds (Series
                                          2002), 5.00%, 4/1/2006
               2,000,000     2,000,000    New York State Thruway                  2,216,960     2,216,960
-                                         Authority, Local         -
                                          Highway & Bridge
                                          Service Contract
                                          Revenue Bonds (Series
                                          2002), 5.00%, 4/1/2007
               1,185,000     1,185,000    Niagara Falls, NY, City                 1,206,472     1,206,472
-                                         School District,         -
                                          Certificates of
                                          Participation (Series
                                          1998), 5.625%, 6/15/2003
                                          Total                                   16,380,234    16,380,234
                                                                   -
                                          North Carolina--1.4%
               2,000,000     2,000,000    North Carolina Eastern                  2,000,000     2,000,000
-                                         Municipal Power Agency,  -
                                          Revenue Refunding Bonds
                                          (Series C), 5.125%
                                          (Original Issue Yield:
                                          5.25%), 1/1/2003
               1,000,000     1,000,000    North Carolina Eastern                  1,034,340     1,034,340
-                                         Municipal Power Agency,  -
                                          Revenue Refunding Bonds
                                          (Series C), 5.25%
                                          (Original Issue Yield:
                                          5.40%), 1/1/2004
               1,100,000     1,100,000    North Carolina HFA, SFM                 1,114,410     1,114,410
-                                         Revenue Bonds (Series    -
                                          1997TT), 4.90%, 9/1/2024
               1,000,000     1,000,000    North Carolina                          1,000,000     1,000,000
-                                         Municipal Power Agency   -
                                          No. 1, Revenue
                                          Refunding Bonds, 5.90%
                                          (Catawba
                                          Electric)/(Original
                                          Issue Yield: 5.95%),
                                          1/1/2003
                                          Total                                   5,148,750     5,148,750
                                                                   -
                                          Ohio--6.3%
               1,000,000     1,000,000    Beavercreek, OH, Local                  1,042,820     1,042,820
-                                         School District,         -
                                          Special Tax
                                          Anticipation Notes,
                                          4.25%, 12/1/2004
               1,170,000     1,170,000    Franklin County, OH,                    1,181,571     1,181,571
-                                         Revenue Refunding        -
                                          Bonds, 4.35% (Capitol
                                          South Community Urban
                                          Redevelopment Corp.),
                                          6/1/2003
               3,000,000     3,000,000    Hamilton County, OH,                    3,025,200     3,025,200
-                                         Local Cooling            -
                                          Facilities Revenue
                                          Bonds (Series 1998),
                                          4.90% TOBs
                                          (Trigen-Cinergy
                                          Solutions of Cincinnati
                                          LLC)/(Cinergy Corp.
                                          GTD), Mandatory Tender
                                          6/1/2004
               1,750,000     1,750,000    Knox County, OH,                        1,817,025     1,817,025
-                                         Hospital Facilities      -
                                          Revenue Refunding Bonds
                                          (Series 1998), 4.30%
                                          (Knox Community
                                          Hospital)/(Radian Asset
                                          Assurance
                                          INS)/(Original Issue
                                          Yield: 4.40%), 6/1/2004
               1,500,000     1,500,000    Mahoning County, OH,                    1,501,380     1,501,380
-                                         Hospital Facilities,     -
                                          Adjustable Rate Demand
                                          Health Care Facilities
                                          Revenue Refunding Bonds
                                          (Series 2002), 4.00%
                                          TOBs (Copeland Oaks
                                          Project)/(Skybank LOC),
                                          Mandatory Tender
                                          3/31/2005
               530,000       530,000      Ohio HFA Multifamily                    545,052       545,052
-                                         Housing, Residential     -
                                          Mortgage Revenue Bonds
                                          (Series 1997D-1), 4.85%
                                          (GNMA COL Home Mortgage
                                          Program COL), 3/1/2015
               980,000       980,000      Ohio HFA Multifamily                    995,621       995,621
-                                         Housing, Residential     -
                                          Mortgage Revenue Bonds
                                          (Series 1998A-1), 4.60%
                                          (GNMA COL Home Mortgage
                                          Program COL), 9/1/2026
               1,000,000     1,000,000    Ohio State Air Quality                  1,001,570     1,001,570
-                                         Development Authority,   -
                                          Refunding Revenue Bonds
                                          (Series 2002A), 3.85%
                                          TOBs (Pennsylvania
                                          Power Co.), Mandatory
                                          Tender 7/1/2003
               1,000,000     1,000,000    Ohio State Water                        996,570       996,570
-                                         Development Authority    -
                                          Pollution Control
                                          Facilities, Refunding
                                          Revenue Bonds (Series
                                          1999B), 4.50% TOBs
                                          (Toledo Edison Co.),
                                          Mandatory Tender
                                          9/1/2005
               1,000,000     1,000,000    Ohio State Water                        1,017,040     1,017,040
-                                         Development Authority    -
                                          Pollution Control
                                          Facilities, Refunding
                                          Revenue Bonds (Series
                                          B), 4.40% TOBs (Ohio
                                          Edison Co.), Mandatory
                                          Tender 12/1/2003
               1,000,000     1,000,000    Ohio State Water                        998,110       998,110
-                                         Development Authority,   -
                                          PCR Bonds (Series A),
                                          3.40% TOBs (Cleveland
                                          Electric Illuminating
                                          Co.), Mandatory Tender
                                          10/1/2004
               1,500,000     1,500,000    Ohio State Water                        1,500,960     1,500,960
-                                         Development Authority,   -
                                          Refunding Facility PCR
                                          Bonds, 4.30% TOBs (Ohio
                                          Edison Co.), Mandatory
                                          Tender 6/1/2003
               6,000,000     6,000,000    Ohio State, Higher                      6,733,800     6,733,800
-                                         Education Capital        -
                                          Facilities UT GO Bonds
                                          (Series II-A), 5.00%,
                                          12/1/2008
               1,000,000     1,000,000    University of                           1,119,060     1,119,060
-                                         Cincinnati, OH, General  -
                                          Receipts Revenue Bonds
                                          (Series A), 5.50% (FGIC
                                          INS), 6/1/2006
                                          Total                                   23,475,779    23,475,779
                                                                   -
                                          Oklahoma--1.9%
               2,845,000     2,845,000    Oklahoma HFA, SFM                       3,073,766     3,073,766
-                                         Revenue Bonds (Series    -
                                          1998D-2), 6.25% (GNMA
                                          COL Home Mortgage
                                          Program COL), 9/1/2029
               2,000,000     2,000,000    Tulsa, OK,                              2,029,900     2,029,900
-                                         International Airport,   -
                                          General Revenue Bonds,
                                          5.00% (FGIC INS),
                                          6/1/2003
               2,000,000     2,000,000    Tulsa, OK,                              2,094,020     2,094,020
-                                         International Airport,   -
                                          General Revenue Bonds,
                                          5.00% (FGIC INS),
                                          6/1/2004
                                          Total                                   7,197,686     7,197,686
                                                                   -
                                          Oregon--0.8%
               1,000,000     1,000,000    Clackamas County, OR,                   1,043,640     1,043,640
-                                         Hospital Facilities      -
                                          Authority, Revenue
                                          Refunding Bonds (Series
                                          2001), 5.00% (Legacy
                                          Health System), 5/1/2004
               1,000,000     1,000,000    Clackamas County, OR,                   1,083,420     1,083,420
-                                         Hospital Facilities      -
                                          Authority, Revenue
                                          Refunding Bonds (Series
                                          2001), 5.00% (Legacy
                                          Health System), 5/1/2006
               750,000       750,000      Port of Portland, OR,                   750,555       750,555
-                                         3.00% TOBs (Union        -
                                          Pacific Railroad
                                          Co.)/(Union Pacific
                                          Corp. GTD), Optional
                                          Tender 12/1/2003
                                          Total                                   2,877,615     2,877,615
                                                                   -
                                          Pennsylvania--4.7%
               5,000,000     5,000,000    Montgomery County, PA,                  5,228,500     5,228,500
-                                         IDA, PCR Refunding       -
                                          Bonds (Series 1999A),
                                          5.20% TOBs (Peco Energy
                                          Co.), Mandatory Tender
                                          10/1/2004
               1,500,000     1,500,000    Pennsylvania EDFA,                      1,542,060     1,542,060
-                                         Resource Recovery        -
                                          Refunding Revenue Bonds
                                          (Series B), 6.75%
                                          (Northampton
                                          Generating), 1/1/2007
               2,500,000     2,500,000    Pennsylvania State                      2,509,450     2,509,450
-                                         Higher Education         -
                                          Assistance Agency
                                          (Series 2002 A), 2.35%
                                          TOBs (FSA
                                          INS)/(Bayerische
                                          Landesbank
                                          Girozentrale, Lloyds
                                          TSB Bank PLC, London,
                                          State Street Bank and
                                          Trust Co. and WestLB AG
                                          LIQs), Optional Tender
                                          7/1/2003
               200,000       200,000      Pennsylvania State                      220,420       220,420
-                                         Higher Education         -
                                          Facilities Authority,
                                          Revenue Bonds (Series
                                          2001A), 5.75% (UPMC
                                          Health System),
                                          1/15/2007
               1,000,000     1,000,000    Pennsylvania State                      1,106,510     1,106,510
-                                         Higher Education         -
                                          Facilities Authority,
                                          Revenue Bonds (Series
                                          2001A), 5.75% (UPMC
                                          Health System),
                                          1/15/2008
               1,250,000     1,250,000    Pennsylvania State                      1,397,938     1,397,938
-                                         Turnpike Commission,     -
                                          Turnpike Refunding
                                          Revenue Bonds (Series
                                          2001S), 5.50%, 6/1/2006
               2,000,000     2,000,000    Pennsylvania State                      2,088,360     2,088,360
-                                         University, Revenue      -
                                          Refunding Bonds, 5.00%,
                                          3/1/2004
               1,628,765     1,628,765    Philadelphia, PA,                       1,731,214     1,731,214
-                                         Municipal Authority,     -
                                          Equipment Revenue Bonds
                                          (Series 1997A), 5.297%
                                          (Philadelphia, PA Gas
                                          Works)/(AMBAC INS),
                                          10/1/2004
               1,000,000     1,000,000    Sayre, PA, Health Care                  1,070,390     1,070,390
-                                         Facilities Authority,    -
                                          Revenue Bonds (Series
                                          2002A), 5.50% (Guthrie
                                          Healthcare System, PA),
                                          12/1/2005
               640,000       640,000      Scranton-Lackawanna,                    669,197       669,197
-                                         PA, Health & Welfare     -
                                          Authority, Revenue
                                          Bonds, 7.125% (Allied
                                          Services Rehabilitation
                                          Hospitals, PA),
                                          7/15/2005
                                          Total                                   17,564,039    17,564,039
                                                                   -
                                          Rhode Island--1.3%
               2,775,000     2,775,000    Johnston, RI (2002                      2,790,956     2,790,956
-                                         Series), 3.00% BANs,     -
                                          6/19/2003
               600,000       600,000      Rhode Island State                      623,562       623,562
-                                         Health and Educational   -
                                          Building Corp.,
                                          Hospital Financing
                                          Revenue Bonds (Series
                                          2002), 5.00% (Lifespan
                                          Obligated Group),
                                          8/15/2005
               650,000       650,000      Rhode Island State                      681,025       681,025
-                                         Health and Educational   -
                                          Building Corp.,
                                          Hospital Financing
                                          Revenue Bonds (Series
                                          2002), 5.25% (Lifespan
                                          Obligated Group),
                                          8/15/2006
               700,000       700,000      Rhode Island State                      740,243       740,243
-                                         Health and Educational   -
                                          Building Corp.,
                                          Hospital Financing
                                          Revenue Bonds (Series
                                          2002), 5.50% (Lifespan
                                          Obligated Group),
                                          8/15/2007
                                          Total                                   4,835,786     4,835,786
                                                                   -
                                          South Carolina--0.9%
               1,000,000     1,000,000    Piedmont Municipal                      1,037,410     1,037,410
-                                         Power Agency, SC,        -
                                          Refunding Electric
                                          Revenue Bonds (Series
                                          2002A) , 5.00%, 1/1/2004
               1,000,000     1,000,000    Richland County, SC,                    994,420       994,420
-                                         Environmental            -
                                          Improvement Revenue
                                          Refunding Bonds (Series
                                          2002A), 4.25%
                                          (International Paper
                                          Co.), 10/1/2007
               1,100,000     1,100,000    South Carolina State                    1,209,560     1,209,560
-                                         Public Service           -
                                          Authority, UT GO
                                          Refunding Bonds (Series
                                          D), 5.00% (Santee
                                          Cooper), 1/1/2007
                                          Total                                   3,241,390     3,241,390
                                                                   -
                                          South Dakota--0.4%
               1,240,000     1,240,000    South Dakota State                      1,335,889     1,335,889
-                                         Health & Educational     -
                                          Authority, Refunding
                                          Revenue Bonds,  5.25%
                                          (Sioux Valley Hospital
                                          & Health System),
                                          11/1/2005
                                          Tennessee--2.9%
               490,000       490,000      Clarksville, TN,                        493,866       493,866
-                                         Natural Gas Acquisition  -
                                          Corp., Gas Refunding
                                          Revenue Bonds, 4.50%
                                          (Dominion Resources,
                                          Inc.), 5/1/2003
               500,000       500,000      Clarksville, TN,                        511,735       511,735
-                                         Natural Gas Acquisition  -
                                          Corp., Gas Refunding
                                          Revenue Bonds, 5.00%
                                          (Dominion Resources,
                                          Inc.), 11/1/2003
               1,000,000     1,000,000    Metropolitan Government                 1,083,990     1,083,990
-                                         Nashville & Davidson     -
                                          County, TN, HEFA,
                                          Multifamily Housing
                                          Revenue Bonds, 5.20%
                                          TOBs (American Housing
                                          Corp.)/(FNMA LOC),
                                          Mandatory Tender
                                          2/1/2006
               1,995,000     1,995,000    Metropolitan Government                 2,147,757     2,147,757
-                                         Nashville & Davidson     -
                                          County, TN, HEFA,
                                          Refunding Revenue Bonds
                                          (Series B), 4.50%
                                          (Vanderbilt
                                          University), 10/1/2005
               2,085,000     2,085,000    Metropolitan Government                 2,275,903     2,275,903
-                                         Nashville & Davidson     -
                                          County, TN, HEFA,
                                          Refunding Revenue Bonds
                                          (Series B), 4.50%
                                          (Vanderbilt
                                          University), 10/1/2006
               2,000,000     2,000,000    Metropolitan Government                 2,244,720     2,244,720
-                                         Nashville & Davidson     -
                                          County, TN, HEFA,
                                          Revenue Bonds , 6.875%
                                          (Meharry Medical
                                          College)/(Original
                                          Issue Yield: 7.27%),
                                          12/1/2024
               2,000,000     2,000,000    Metropolitan Government                 2,009,080     2,009,080
-                                         Nashville & Davidson     -
                                          County, TN, IDB,
                                          Revenue Bonds , 4.10%
                                          TOBs (Waste Management,
                                          Inc.), Mandatory Tender
                                          8/1/2004
                                          Total                                   10,767,051    10,767,051
                                                                   -
                                          Texas--8.9%
               5,000,000     5,000,000    Austin, TX, Water and                   5,644,050     5,644,050
-                                         Wastewater System,       -
                                          Refunding Revenue Bonds
                                          (Series 2002A), 5.25%
                                          (AMBAC INS), 11/15/2007
               3,000,000     3,000,000    Brazos River Authority,                 2,875,140     2,875,140
-                                         TX (Series 1995B),       -
                                          5.05% TOBs (TXU
                                          Energy), Mandatory
                                          Tender 6/19/2006
               1,370,000     1,370,000    Gregg County, TX, HFDC,                 1,417,690     1,417,690
-                                         Hospital Revenue Bonds   -
                                          (Series 2002A), 5.50%
                                          (Good Shepherd Medical
                                          Center), 10/1/2005
               2,000,000     2,000,000    Gulf Coast, TX, Waste                   2,059,360     2,059,360
-                                         Disposal Authority,      -
                                          Environmental
                                          Facilities Refunding
                                          Revenue Bonds , 4.20%
                                          (Occidental Petroleum
                                          Corp.), 11/1/2006
               2,265,000     2,265,000    Gulf Coast, TX, Waste                   2,525,113     2,525,113
-                                         Disposal Authority,      -
                                          Revenue Bonds (Series
                                          2002), 5.00% (Bayport
                                          Area System)/(AMBAC
                                          INS), 10/1/2007
               2,070,000     2,070,000    Lewisville, TX,                         2,132,141     2,132,141
-                                         Combination Contract     -
                                          Revenue & Special
                                          Assessment Bonds
                                          (Series 1997), 4.95%
                                          (United States Treasury
                                          GTD), 5/1/2021
               3,000,000     3,000,000    Matagorda County, TX,                   2,968,080     2,968,080
-                                         Navigation District      -
                                          Number One, PCR
                                          Refunding Bonds (Series
                                          1999A), 3.75% TOBs
                                          (Central Power & Light
                                          Co.), Mandatory Tender
                                          11/1/2003
               1,000,000     1,000,000    North Central Texas                     1,040,150     1,040,150
-                                         HFDC, Hospital Revenue   -
                                          Refunding Bonds (Series
                                          2002), 4.00%
                                          (Children's Medical
                                          Center of
                                          Dallas)/(AMBAC INS),
                                          8/15/2004
               750,000       750,000      Sabine River Authority,                 739,320       739,320
-                                         TX, PCR Revenue          -
                                          Refunding Bonds (Series
                                          2001C), 4.00% TOBs (TXU
                                          Energy), Mandatory
                                          Tender 11/1/2003
               750,000       750,000      San Antonio, TX,                        843,863       843,863
-                                         Electric & Gas,          -
                                          Refunding Revenue Bonds
                                          (Series 2002), 5.25%,
                                          2/1/2008
               1,130,000     1,130,000    Tarrant County, TX, Jr.                 1,175,087     1,175,087
-                                         College District,        -
                                          Refunding LT GO Bonds
                                          (Series 2001A), 4.75%,
                                          2/15/2004
               2,700,000     2,700,000    Texas State Public                      2,994,759     2,994,759
-                                         Finance Authority,       -
                                          Refunding UT GO Bonds
                                          (Series 2001A), 5.00%
                                          (Texas State), 10/1/2006
               6,000,000     6,000,000    Texas Turnpike                          6,681,000     6,681,000
-                                         Authority, Second Tier   -
                                          Bond Anticipation Notes
                                          (Series 2002), 5.00%,
                                          6/1/2008
                                          Total                                   33,095,753    33,095,753
                                                                   -
                                          Utah--0.5%
                                                                   -
               1,650,000     1,650,000    Alpine, UT, School                      1,822,904     1,822,904
-                                         District, UT GO Bonds,   -
                                          5.25%, 3/15/2006
                                          Virginia--0.8%
               1,000,000     1,000,000    Chesterfield County,                    1,030,050     1,030,050
-                                         VA, IDA, PCR Bonds,      -
                                          4.95% (Virginia
                                          Electric & Power Co.),
                                          12/1/2007
               2,000,000     2,000,000    Louisa, VA, IDA, Solid                  2,006,400     2,006,400
-                                         Waste & Sewage Disposal  -
                                          Revenue Bonds (Series
                                          2000A), 3.15% TOBs
                                          (Virginia Electric &
                                          Power Co.), Mandatory
                                          Tender 4/1/2003
                                          Total                                   3,036,450     3,036,450
                                                                   -
                                          Washington--3.2%
               1,155,000     1,155,000    Clark County, WA,                       1,246,765     1,246,765
-                                         Public Utilities         -
                                          District No. 001,
                                          Generating System
                                          Revenue Refunding Bonds
                                          (Series 2000), 5.50%
                                          (FSA INS), 1/1/2005
               2,065,000     2,065,000    Clark County, WA,                       2,283,663     2,283,663
-                                         Public Utilities         -
                                          District No. 001,
                                          Generating System
                                          Revenue Refunding Bonds
                                          (Series 2000), 5.50%
                                          (FSA INS), 1/1/2006
               1,310,000     1,310,000    Spokane, WA, Refunding                  1,494,972     1,494,972
-                                         UT GO Bonds , 5.50%      -
                                          (MBIA INS), 12/15/2007
               2,500,000     2,500,000    Washington State Public                 2,552,975     2,552,975
-                                         Power Supply System,     -
                                          Nuclear Project No. 2
                                          Revenue Refunding Bond
                                          (Series 1997B), 5.50%
                                          (Energy Northwest, WA),
                                          7/1/2003
               2,000,000     2,000,000    Washington State,                       2,186,760     2,186,760
-                                         Refunding UT GO Bonds,   -
                                          5.25%, 9/1/2005
               2,000,000     2,000,000    Washington State,                       2,099,420     2,099,420
-                                         Various Purpose          -
                                          Refunding UT GO Bonds
                                          (Series 2002R), 3.50%
                                          (MBIA INS), 1/1/2007
                                          Total                                   11,864,555    11,864,555
                                                                   -
                                          Wisconsin--0.7%
               1,000,000     1,000,000    Pleasant Prairie, WI,                   1,040,950     1,040,950
-                                         Water & Sewer System,    -
                                          BANs, 4.00%, 10/1/2007
               1,500,000     1,500,000    Wisconsin State HEFA,                   1,600,935     1,600,935
-                                         Revenue Bonds (Series    -
                                          2002A), 5.00% (Ministry
                                          Health Care)/(MBIA
                                          INS), 2/15/2005
                                          Total                                   2,641,885     2,641,885
                                                                   -
                                          Wyoming--0.6%
               2,150,000     2,150,000    Albany County, WY,                      2,151,591     2,151,591
-                                         Pollution Control        -
                                          Revenue Bonds (Series
                                          1985), 3.00% TOBs
                                          (Union Pacific Railroad
                                          Co.)/(Union Pacific
                                          Corp. GTD), Optional
                                          Tender 12/1/2003
                                          Total Short-Intermediate Municipal      296,843,125   296,843,125
                                          Securities (identified cost
                                          $289,599,841)
                                          Short-Term Municipal
                                          securities--5.3%
                                          Arizona--0.9%
               1,000,000     1,000,000    Maricopa County, AZ,                    1,000,000     1,000,000
-                                         IDA, 1.85% CP (American  -
                                          Water Capital Corp.),
                                          Mandatory Tender
                                          1/24/2003
               1,200,000     1,200,000    Prescott, AZ, IDA                       1,200,000     1,200,000
-                                         (Series A), Weekly       -
                                          VRDNs (Prescott
                                          Convention Center,
                                          Inc.)/(Household
                                          Finance Corp. GTD)
               1,200,000     1,200,000    Prescott, AZ, IDA                       1,200,000     1,200,000
-                                         (Series B), Weekly       -
                                          VRDNs (Prescott
                                          Convention Center,
                                          Inc.)/(Household
                                          Finance Corp. GTD)
                                          Total                                   3,400,000     3,400,000
                                                                   -
                                          Georgia--0.7%
-
               1,000,000     1,000,000    Bibb County, GA,                        1,000,000     1,000,000
-                                         Development Authority    -
                                          (Series 1991IR-1),
                                          Weekly VRDNs
                                          (Temple-Inland, Inc.)
                                          Indiana--1.5%
               5,400,000     5,400,000    Indiana Health Facility                 5,400,000     5,400,000
-                                         Financing Authority      -
                                          (Series 2000B), Daily
                                          VRDNs (Clarian Health
                                          Partners,
                                          Inc.)/(JPMorgan Chase
                                          Bank LIQ)
                                          New York--0.8%
               1,400,000     1,400,000    New York City, NY,                      1,400,000     1,400,000
-                                         Transitional Finance     -
                                          Authority, New York
                                          City Recovery Bonds
                                          (2003 Subseries 1-D),
                                          Daily VRDNs (Landesbank
                                          Hessen-Thueringen,
                                          Frankfurt LIQ)
               1,500,000     1,500,000     (1)(2) Triborough                      1,500,000     1,500,000
-                                         Bridge & Tunnel          -
                                          Authority, NY, Trust
                                          Receipt (Series 2000
                                          FR/RI-N15), Weekly
                                          VRDNs (Bank of New York
                                          LIQ)
                                          Total                                   2,900,000     2,900,000
                                                                   -
                                          North Carolina--0.5%
               1,700,000     1,700,000    Martin County, NC, IFA                  1,700,000     1,700,000
-                                         (Series 1993), Weekly    -
                                          VRDNs (Weyerhaeuser Co.)
                                          Ohio--0.5%
-
               1,900,000     1,900,000    Franklin County, OH,                    1,900,000     1,900,000
-                                         Mortgage Revenue         -
                                          (Series 2000F), Weekly
                                          VRDNs (Trinity
                                          Healthcare Credit
                                          Group)/(JPMorgan Chase
                                          Bank LIQ)
                                          Tennessee--0.3%
               1,000,000     1,000,000    Carter County, TN, IDB                  1,000,000     1,000,000
-                                         (Series 1983), Weekly    -
                                          VRDNs (Inland Container
                                          Corp.)/(Temple-Inland,
                                          Inc. GTD)
                                          Texas--0.4%
               1,600,000     1,600,000    Harris County, TX, HFDC                 1,600,000     1,600,000
-                                         (Series 2002), Daily     -
                                          VRDNs (Methodist
                                          Hospital, Harris
                                          County, TX)
                                          Washington--0.2%
               800,000       800,000      Port Grays Harbor, WA,                  800,000       800,000
-                                         Industrial Development   -
                                          Corp., Solid Waste
                                          Disposal Revenue Bonds
                                          (Series 1993), Weekly
                                          VRDNs (Weyerhaeuser Co.)
                                          Total Short-Term Municipal Securities   19,700,000    19,700,000
                                          (identified cost $19,700,000)
                                          Mutual Funds--0.4%
1,094,427           -                     SEI Tax Exempt Money     1,094,427                    1,094,427
                                          Market Fund                             -
500,000             -                     SEI Tax Exempt Money     500,000                      500,000
                                          Market Fund, Series A                   -
                                          Total Mutual Funds (at   1,594,427                    1,594,427
                                          net asset value)
                                          Total Investments        $49,649,966    $316,543,125  $366,193,091
                                          (identified cost
                                          $356,748,587) (3)




1 Denotes a restricted security which is subject to resale under Federal Securities laws. These securities amounted to $2,026,638 for the Federated Short-Term Municipal Trust Pro Forma Combined which represents 0.5% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $1,500,000 which represents 0.4% of net assets.
2 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Trustees.
3 The cost of investments for Federal Tax purposes amounts to $356,685,668 for the Federated Short-Term Municipal Trust Pro Forma Combined.
The following acronyms are used throughout this portfolio:

AMBAC     --American Municipal Bond
          Assurance Corporation
AMT       --Alternative Minimum
          Tax
BANs      --Bond Anticipation
          Notes
COL       --COL
COPs      --Certificates of
          Participation
CP        --Commercial Paper
EDFA      --Economic Development
          Financing Authority
FGIC      --Financial Guaranty
          Insurance Company
FNMA      --Federal National
          Mortgage Association
FSA       --Financial Security
          Assurance
GNMA      --Government National
          Mortgage Association
GO        --General Obligation
GTD       --Guaranteed
HEFA      --Health and Education
          Facilities Authority
HFA       --Housing Finance
          Authority
HFDC      --Health Facility
          Development Corporation
IDA       --Industrial Development
          Authority
IDB       --Industrial
          Development Bond
IDRB      --Industrial Development
          Revenue Bond
IFA       --Industrial Finance
          Authority
INS       --Insured
LIQs      --Liquidity Agreements
LOC       --Letter of Credit
LT        --Limited Tax
MBIA      --Municipal Bond
          Investors Assurance
PCR       --Pollution Control
          Revenue
PFA       --Public Facility
          Authority
Q--SBLF   --Qualified State Loan
          Bond Fund
SFM       --Single Family
          Mortgage
TOBs      --Tender Option Bonds
UT        --Unlimited Tax
VRDNs     --Variable Rate
          Demand Notes



                                       Riggs Short Term Tax Free Bond Fund
                                       Federated Short-Term Municipal Trust
                             Pro Forma Combining Statements of Assets and Liabilities
                                                  (Semi-Annual)



-----------------------------------------------------------------------------------------
                              Riggs
                            Short Term        Federated
                             Tax Free        Short-Term
                            Bond Fund      Municipal Trust   Pro Forma       Pro Forma
                           October 31,      December 31,     Adjustment       Combined
                               2002             2002
                          ---------------  ----------------  ----------------------------
Assets:
------------------------
Investments in                         $                 $
securities, at value          49,649,966       316,543,125            -      366,193,091
------------------------
Cash
                                   9,997            72,290            -           82,287
------------------------
Income receivable
                                 812,190         3,495,283            -        4,307,473
------------------------
Receivable for
Investments sold               3,140,300           340,000            -        3,480,300
------------------------
                          ---------------  ----------------  -----------   --------------
     Total assets
                              53,612,453       320,450,698            -      374,063,151
------------------------  ---------------  ----------------  -----------   --------------
Liabilities:
------------------------
Payable for
investments purchased                  -                 -            -                -
------------------------
Income distribution
payable                          167,881           795,955            -          963,836
------------------------
Payable for shares
redeemed                               -         1,314,268            -        1,314,268
------------------------
Accrued expenses
                                  18,771             5,703            -           24,474
------------------------  ---------------  ----------------  -----------   --------------
     Total liabilities
                                 186,652         2,115,926            -        2,302,578
------------------------  ---------------  ----------------  -----------   --------------
Net Assets                             $                 $    $                        $
                              53,425,801       318,334,772            -      371,760,573
------------------------  ---------------  ----------------  -----------   --------------
Net Assets Consists of:
------------------------
Paid in capital                        $                 $    $
                              50,668,847       317,048,148            -      367,716,995
------------------------
Net unrealized
appreciation
  of investments
                               2,201,220         7,243,284            -        9,444,504
------------------------
Accumulated net
realized gain (loss)
on investments

                                 565,133       (5,956,693)            -      (5,391,560)
------------------------
Accumulated
undistributed net
investment  income/
(Distributions in
excess of net
investment income)


                                 (9,399)                33            -          (9,366)
------------------------  ---------------  ----------------  -----------   --------------
     Total Net Assets                  $                 $    $                        $
                              53,425,801       318,334,772            -      371,760,573
------------------------  ---------------  ----------------  -----------   --------------
                          ---------------  ----------------                --------------
Class R Shares                         $                 $   ($53,425,80(a)            $
                              53,425,801                 -                             -
                          ---------------  ----------------  -----------   --------------
                          ---------------  ----------------
Institutional Shares                   $                 $    $             $289,196,338
                                       -       289,196,338            -
                          ---------------  ----------------  -----------   --------------
                          ---------------  ----------------
Institutional Service                  $                 $   $53,425,801(a)  $82,564,235
Shares                                 -        29,138,434
                          ---------------  ----------------  -----------   --------------
Net Asset Value,
Offering Price and
Redemption Proceeds
Per Share

------------------------
Net Asset Value and
Offering Price Per Share
     Class R Shares                    $                 $
                                   10.56                 -
------------------------  ---------------  ----------------  -----------   --------------
     Institutional                     $                 $                             $
Shares                                 -             10.44                         10.44
------------------------  ---------------  ----------------  -----------   --------------
     Institutional                     $                 $                             $
Service Shares                         -             10.44                         10.44
------------------------  ---------------  ----------------  -----------   --------------
Redemption Proceeds
Per Share*
------------------------  ---------------  ----------------  -----------   --------------
     Class R Shares                    $                 $                             $
                                   10.35 **              -                             -
------------------------  ---------------  ----------------  -----------   --------------
     Institutional                     $                 $                             $
Shares                                 -             10.44                         10.44
------------------------  ---------------  ----------------  -----------   --------------
     Institutional                     $                 $                             $
Service Shares                         -             10.44                         10.44
------------------------  ---------------  ----------------  -----------   --------------
Shares Outstanding:
------------------------  ---------------  ----------------  -----------   --------------
     Class R Shares                                                     (a)
                               5,057,977                 -   (5,057,977)               -
------------------------  ---------------  ----------------  -----------   --------------
                                                             -----------
     Institutional                                                            27,705,105
Shares                                 -        27,705,105
------------------------  ---------------  ----------------  -----------   --------------
                                                             -----------
     Institutional                                                      (a)    7,908,920
Service Shares                         -         2,791,506    5,117,414
------------------------  ---------------  ----------------  -----------   --------------
Investments, at                        $                 $    $                        $
identified cost               47,448,746       309,299,841            -      356,748,587
------------------------  ---------------  ----------------  -----------   --------------

(a) Adjustment to reflect share balance and combined net asset value as a result of the combination.
*   See "What Do Shares Cost" in the Prospectus.
**   Computation of offering price per share 98/100 of net asset value.

(See Notes to Pro Forma Financial Statements)

                                                 Riggs Short Term Tax Free Bond Fund
                                                 Federated Short-Term Municipal
                                                 Trust
                                                     Pro Forma Combining Statements
                                                   of Operations

                                -----------------------------------------------------

                                     Riggs
                                   Short Term     Federated
                                    Tax Free     Short-Term
                                   Bond Fund      Municipal    Pro          Pro
                                                    Trust       Forma        Forma
                                October 31, 2002  December      Adjustment  Combined
                                                  31, 2002
                                -----------------------------  ----------------------
Investment Income:
Dividends
                                                                                   -
Interest
                                       2,754,115  10,041,995         -      12,796,110
                                -----------------------------  --------     ---------
Total Investment Income
                                       2,754,115  10,041,995         -      12,796,110
Expenses:
Investment advisory fee
                                         420,952   1,055,635    10,455 (a)  1,487,042
Administrative personnel and
services fee                              89,803     198,146   (9,129) (b)   278,820
Custodian fees
                                          11,226      11,630   (11,226)(c)    11,630
Transfer and dividend
disbursing agent fees and                  8,038      62,221   (8,038) (d)    62,221
expenses
Directors' fees
                                             804      11,810     (804) (e)    11,810
Auditing fees
                                          15,906       8,658   (15,906)(f)     8,658
Legal fees
                                           3,095       4,431   (3,095) (g)     4,431
Portfolio accounting fees
                                           6,876      95,541   (6,876) (h)    95,541
Shareholder services fee -
Class R Shares                           140,317           -   (140,317(i)         -
Shareholder services fee -
Institutional Service Shares                   -      75,036   131,375 (j)   206,411
Shareholder services fee -
Institutional Shares                           -     584,736         -       584,736
Distribution services fee -
Class R Shares                           140,317           -   (140,317(k)         -
Distribution services fee -
Institutional Service Shares                   -      75,036   131,375 (l)   206,411
Share registration costs
                                          16,920      42,890   (16,920)(m)    42,890
Printing and postage
                                           2,862      31,500   (2,862) (n)    31,500
Insurance premiums
                                           1,057       1,086   (1,057) (o)     1,086
Miscellaneous
                                           1,097       7,445   (1,097) (p)     7,445
                                -----------------------------  --------     ---------
                                                               --------     ---------
     Total expenses
                                         859,270   2,265,801   (84,439)     3,040,632
                                -----------------------------  --------     ---------
Waivers:
Waiver of investment adviser                       (291,499)           (q)
fee                                    (107,027)               (10,411)     (408,937)
Waiver of transfer and                               (9,015)
dividend  disbursing agent                     -                     -       (9,015)
fees and expenses
Waiver of shareholder services                                         (r)
fee - Class R Shares                    (84,191)               (84,191)     (168,382)
Waiver of shareholder services                     (584,736)
fee - Institutional Shares                     -                     -      (584,736)
Waiver of distribution                                                 (s)
services fee - Class R Shares          (140,317)           -   (140,317)    (280,634)
Waiver of distribution service                      (75,036)           (t)
fee - Institutional Service                    -               (131,375)    (206,411)
Shares
                                -----------------------------  --------     ---------
     Total waivers                     (331,535)   (960,286)   (366,294)    (1,658,115)
                                -----------------------------  --------     ---------
                                -----------------------------  --------     ---------
         Net expenses                    527,735   1,305,515   (450,733)    1,382,517
                                -----------------------------  --------     ---------
                                -----------------------------  --------     ---------
            Net investment             2,226,380   8,736,480   450,733      11,413,593
income
                                -----------------------------  --------     ---------
Realized and Unrealized Gain (Loss) on
Investments:
Net realized gain (loss) on
investments                              468,672   (386,121)         -        82,551
Net change in unrealized
appreciation
   on investments
                                          46,027   4,448,006         -      4,494,033
                                -----------------------------  --------     ---------
     Net realized and
unrealized gain (loss) on                514,699   4,061,885         -      4,576,584
investments
                                -----------------------------  --------     ---------
                                                               --------
          Change in net assets    $    2,741,079           $   $450,733
resulting from operations                         12,798,365                $15,990,177
                                -----------------------------  --------     ---------


                          Riggs Short Term Bond Fund
                          Federated Short-Term Municipal Trust
            Notes to Pro Forma Combining Statements of Operations
              Year Ended October 31, 2002 and December 31, 2002


(a) Federated Investment Management Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.40% of the Federated Short-Term Municipal Trust's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Services Company ("FServ") provides the Fund with administrative personnel and services necessary to operate the Fund. The fee paid to FServ is based on a scale of 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

 (c) Adjustment to reflect the custodian fees reductions due to the combining of two portfolios into one.

(d) FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund on the level of average aggregate net assets of the Trust for the period.

(e) Adjustment to reflect the Directors Fee due to the combining of two portfolios into one.

(f) Adjustment to reflect the Audit Fee due to the combining of two portfolios into one.

(g) Adjustment to reflect the Legal fee due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio Accounting Fee due to the combining of two portfolios into one.

(i) Adjustment to reflect the elimination of the Riggs Short Term Tax Free Bond Fund Shareholder Service Fee for Class R Shares due to the combining of two portfolios into one.

(j) Adjustment to reflect the Shareholder Service Fee for Institutional Service Shares accrual of 0.25% of average net assets due to the combining of two portfolios into one.

(k) Adjustment to reflect the elimination of the Riggs Short Term Tax Free Bond Fund Distribution Service Fee (12B-1) for Class R Shares due to the combining of two portfolios into one.

(l) Adjustment to reflect the Distribution Service Fee (12B-1) for Institutional Service Shares accrual of 0.25% of average net assets due to the combining of two portfolios into one.

(m) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.

(n) Adjustment to reflect the printing and postage expense reductions due to the combining two portfolios into one.

(o) Adjustment to reflect the Insurance premium expense reduction due to the combining two portfolios into one.

(p) Miscellaneous expenses are reduced to reflect estimated savings to be realized by combining two portfolios into one.

(q) Adjustment to reflect waiver of investment adviser fee being brought in line based on the combined average net assets of funds.

(r) Adjustment to reflect elimination of shareholder service fee waiver for Riggs Short Term Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(s) Adjustment to reflect elimination of distribution service fee (12B-1) waiver for Riggs Short Term Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(t) Adjustment to reflect waiver of distribution fee (12B-1) for the Institutional Service Shares being brought in line based on the combined average net assets of funds.





                    Riggs Intermediate Tax Free Bond Fund
                    Federated Intermediate Municipal Trust
                   Notes to Pro Forma Financial Statements
            Year Ended April 30, 2003 and Year Ended May 31, 2003

Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Riggs Intermediate Tax Free Bond Fund and Federated Intermediate Municipal Trust, collectively ("the Funds"), for the year ended April 30, 2003 and May 31, 2003, respectively. These statements have been derived from the books and records utilized in calculating daily net asset values at April 30, 2003 and May 31, 2003, respectively.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Riggs Intermediate Tax Free Bond Fund for shares of Federated Intermediate Municipal Trust. Under generally accepted accounting principles, Federated Intermediate Municipal Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs, which may change as a result of the reorganization, are currently undeterminable.

For the year ended April 30, 2003, Riggs Intermediate Tax Free Bond Fund paid investment advisory fees computed at the annual rate of 0.75% as a percentage of average daily net assets. For the year ended May 31, 2003, Federated Intermediate Municipal Trust paid investment advisory fees computed at the annual rate of 0.40% as a percentage of average daily net assets.


Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 3,413,633 Class IS Shares of Federated Intermediate Municipal Trust in exchange for 3,423,124 Class R Shares of Riggs Intermediate Tax Free Bond Fund which would have been issued at May 31, 2003 and April 30, 2003, respectively, in connection with the proposed reorganization.



Pro Forma Combining Portfolio of Investments


     Riggs        Federated                                              Riggs      Federated
  Intermediate         Intermediate                                   Intermediate Intermediate
    Tax Free      Municipal                                            Tax Free     Municipal
   Bond Fund        Trust                   Pro Forma                  Bond Fund      Trust        Pro Forma
 April 30,2003   May 31,2003   Combined                              April 30,2003 May 31,2003      Combined
                 ------------------------------------------------------------------------------------------------
                                          Long-Term Municipals -
                                          98.2%
                                          Alabama -- 1.7%
                                          ---------------------------
                                          Alabama State Public
    $  1,000,000                          School & College                       $                   $ 1,099,110
                           -    1,000,000 Authority, Refunding           1,099,110            -
                                          Revenue Bonds, 5.125%
                                          (FSA LOC)/(Original Issue
                                          Yield: 4.78%), 11/1/2014
                                          ---------------------------
                                          ---------------------------
                                          Courtland, AL IDB,
                                          Environmental Improvement                                    1,032,780
               -   1,000,000    1,000,000 Refunding Revenue Bonds,               -    1,032,780
                                          5.00% (International
                                          Paper Co.), 11/1/2013
                                          ---------------------------
                                          ---------------------------
                                          University of Alabama,
                                          Refunding Revenue Bonds,                                     1,222,386
       1,115,000           -    1,115,000 5.00% (FGIC                    1,222,386            -
                                          LOC)/(Original Issue
                                          Yield: 4.53%), 10/1/2013
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                      2,321,496                     3,354,276
                                                                                      1,032,780
                                          -----------------------------------------------------------------------
                                           Alaska -- 2.3%
                                          ---------------------------
                                          Alaska State Housing
                                          Finance Corp., General                 -    4,267,920        4,267,920
               -   4,000,000    4,000,000 Mortgage Revenue Bonds
                                          (Series A), 5.65% (MBIA
                                          INS), 12/1/2012
                                          ---------------------------
                                          ---------------------------
                                          Alaska State Housing
         275,000                  275,000 Finance Corp., Revenue           287,427                       287,427
                           -              Bonds (Series 1),                                   -
                                          Veterans Mortgage
                                          Program, 6.30% (GNMA
                                          LOC), 12/1/2009
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                        287,427                     4,555,347
                                                                                      4,267,920
                                          -----------------------------------------------------------------------
                                           Arizona -- 4.8%
                                          ---------------------------
                                          Arizona Student Loan
               -   1,800,000    1,800,000 Acquisition Authority,                 -    1,996,722        1,996,722
                                          Student Loan Revenue
                                          Refunding Bonds (Series
                                          1999A-1), 5.50%, 5/1/2012
                                          ---------------------------
                                          ---------------------------
                                          Arizona Student Loan
               -   2,200,000    2,200,000 Acquisition Authority,                 -    2,434,894        2,434,894
                                          Student Loan Revenue
                                          Refunding Bonds (Series
                                          1999A-1), 5.60%, 5/1/2013
                                          ---------------------------
                                          ---------------------------
                                          Maricopa County, AZ, IDA,                                    2,064,740
               -   2,000,000    2,000,000 Solid Waste Disposal                   -    2,064,740
                                          Revenue Bonds, 4.80% TOBs
                                          (Waste Management, Inc.),
                                          Mandatory Tender 12/1/2004
                                          ---------------------------
                                          ---------------------------
                                          Salt River Project, AZ
               -   2,500,000    2,500,000 Agricultural Improvement               -    2,873,650        2,873,650
                                          & Power District,
                                          Refunding Revenue Bonds
                                          (Series 2002A), 5.25%,
                                          1/1/2015
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                                                    9,370,006
                                                                                 -    9,370,006
                                          -----------------------------------------------------------------------
                                           Arkansas -- 1.0%
                                          ---------------------------
                                          Pope County, AR,
               -   2,000,000    2,000,000 Refunding Revenue Bonds,                    2,061,800        2,061,800
                                          5.05% TOBs (Entergy                    -
                                          Arkansas, Inc.),
                                          Mandatory Tender 9/1/2005
                                          -----------------------------------------------------------------------
                                           California -- 4.2%
                                          ---------------------------
                                          California State
               -   1,000,000    1,000,000 Department of Water                    -    1,164,980        1,164,980
                                          Resources Power Supply
                                          Program, Power Supply
                                          Revenue Bonds (Series A),
                                          5.50%, 5/1/2012
                                          ---------------------------
                                          ---------------------------
                                          California State
               -     335,000      335,000 Department of Water                    -      403,494          403,494
                                          Resources, Revenue
                                          Refunding Bonds, 5.50%,
                                          12/1/2010
                                          ---------------------------
                                          ---------------------------
                                          California State,                                            1,109,190
               -   1,000,000    1,000,000 Refunding UT GO Bonds,                 -    1,109,190
                                          5.00%, 2/1/2009
                                          ---------------------------
                                          ---------------------------
                                          California Statewide
               -   1,000,000    1,000,000 Communities Development                -    1,065,310        1,065,310
                                          Authority, Revenue Bonds
                                          (Series 2002D), 4.35%
                                          TOBs (Kaiser Permanente),
                                          Mandatory Tender 2/1/2007
                                          ---------------------------
                                          ---------------------------
                                          Los Angeles, CA
               -   4,000,000    4,000,000 Department of Water &                  -    4,543,120        4,543,120
                                          Power, Revenue Bonds
                                          (Series 2001A), 5.25%
                                          (Los Angeles, CA
                                          Department of Water &
                                          Power (Electric/Power
                                          System)), 7/1/2015
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                                                    8,286,094
                                                                                 -    8,286,094
                                          -----------------------------------------------------------------------
                                           Colorado -- 0.2%
                                          ---------------------------
                                          Colorado HFA, SFM Revenue
               -     340,000      340,000 Bonds (Series 1997C-3),                       346,790          346,790
                                          6.75%, 5/1/2017                        -
                                          -----------------------------------------------------------------------
                                           Connecticut -- 0.0%
                                          ---------------------------
                                          Madison, CT, GO UT,
          25,000                   25,000 4.875% (FGIC                      26,485                        26,485
                           -              LOC)/(Original Issue                                -
                                          Yield: 5.00%), 12/15/2010
                                          -----------------------------------------------------------------------
                                           District of Columbia --
                                          2.6%
                                          ---------------------------
                                          District of Columbia,
         500,000                  500,000 Carnegie Endowment               563,915            -          563,915
                           -              Revenue Bonds, 5.75%
                                          (Original Issue Yield:
                                          5.75%), 11/15/2010
                                          ---------------------------
                                          ---------------------------
                                          District of Columbia,
       1,000,000                1,000,000 Refunding Revenue Bonds,       1,127,980            -        1,127,980
                           -              5.50% (Catholic
                                          University of
                                          America)/(AMBAC LOC),
                                          10/1/2012
                                          ---------------------------
                                          ---------------------------
                                          District of Columbia,
               -   3,000,000    3,000,000 Revenue Bonds, 5.75%                        3,489,990        3,489,990
                                          (Catholic University of                -
                                          America)/(AMBAC INS),
                                          10/1/2017
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                               Total                     1,691,895                     5,181,885
                                                                                      3,489,990
                                          -----------------------------------------------------------------------
                                           Florida -- 0.4%
                                          ---------------------------
                                          Lee County, FL HFA, SFM
               -     790,000      790,000 Revenue Bonds (Series                         859,623          859,623
                                          1998A-2), 6.30% (GNMA                  -
                                          COL), 3/1/2029
                                          -----------------------------------------------------------------------
                                           Georgia -- 1.2%
                                          ---------------------------
                                          Cartersville, GA
               -   1,035,000    1,035,000 Development Authority                  -    1,150,661        1,150,661
                                          Waste & Wastewater
                                          Facilities Refunding
                                          Revenue Bonds, 5.10%
                                          (Anheuser-Busch Cos.,
                                          Inc.), 2/1/2012
                                          ---------------------------
                                          ---------------------------
                                          Municipal Electric
          55,000                   55,000 Authority of Georgia,             65,485            -           65,485
                           -              (Series Y), PRF Revenue
                                          Bonds, 6.40%, 1/1/2009
                                          ---------------------------
                                          ---------------------------
                                          Municipal Electric
         945,000           -      945,000 Authority of Georgia,          1,098,213            -        1,098,213
                                          (Series Y), 6.40%, 1/12009
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                               Total                     1,163,698                     2,314,359
                                                                                      1,150,661
                                          -----------------------------------------------------------------------
                                           Idaho -- 0.3%
                                          ---------------------------
                                          Idaho Housing Agency, SFM
               -     510,000      510,000 Revenue Bonds (Series                         540,075          540,075
                                          D-2) Subordinate Bonds,                -
                                          5.25%, 7/1/2011
                                          -----------------------------------------------------------------------
                                           Illinois -- 3.2%
                                          ---------------------------
                                          Chicago, IL Metropolitan
         300,000                  300,000 Water Reclamation                334,143            -          334,143
                           -              District, GO UT Refunding
                                          Bonds, 5.20% (Original
                                          Issue Yield: 5.25%),
                                          12/1/2013
                                          ---------------------------
                                          ---------------------------
                                          Illinois Department
       1,000,000                1,000,000 Central Management             1,130,690            -        1,130,690
                           -              Services, COP, 5.50%
                                          (MBIA LOC)/(Original
                                          Issue Yield: 5.55%),
                                          7/1/2013
                                          ---------------------------
                                          ---------------------------
                                          Illinois Health
               -   1,260,000    1,260,000 Facilities Authority,                       1,498,770        1,498,770
                                          Revenue Refunding Bonds                -
                                          (Series A), 5.70%
                                          (Advocate Health Care
                                          Network)/(United States
                                          Treasury GTD)/(Original
                                          Issue Yield: 5.75%),
                                          8/15/2011
                                          ---------------------------
                                          ---------------------------
                                          Illinois Health
               -   2,540,000    2,540,000 Facilities Authority,                       2,798,851        2,798,851
                                          Revenue Refunding Bonds                -
                                          (Series B), 5.70%
                                          (Advocate Health Care
                                          Network)/(United States
                                          Treasury GTD)/(Original
                                          Issue Yield: 5.75%),
                                          8/15/2011
                                          ---------------------------
                                          ---------------------------
                                          Metropolitan Pier &
         500,000                  500,000 Exposition Authority, IL,        601,355            -          601,355
                           -              Dedicated State Tax
                                          Refunding Revenue Bonds,
                                          6.75% (Original Issue
                                          Yield: 6.85%), 6/1/2010
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                      2,066,188                     6,363,809
                                                                                      4,297,621
                                          -----------------------------------------------------------------------
                                           Indiana -- 3.5%
                                          ---------------------------
                                          Central High School
       1,000,000                1,000,000 Building Corp., IN,            1,138,230                     1,138,230
                           -              Refunding Revenue Bonds,                            -
                                          5.50%, 8/1/2010
                                          ---------------------------
                                          ---------------------------
                                          Indiana Development
               -     500,000      500,000 Finance Authority,                            514,380          514,380
                                          Environmental Improvement              -
                                          Revenue Bonds, 5.25% TOBs
                                          (USX Corp.), Mandatory
                                          Tender 12/2/2011
                                          ---------------------------
                                          ---------------------------
                                          Indiana Health Facility
               -   4,800,000    4,800,000 Financing Authority,                        5,259,888        5,259,888
                                          Hospital Revenue Bonds                 -
                                          (Series 1996A), 5.50%
                                          (Clarian Health Partners,
                                          Inc.)/(Original Issue
                                          Yield: 5.65%), 2/15/2010
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                      1,138,230                     6,912,498
                                                                                      5,774,268
                                          -----------------------------------------------------------------------
                                           Kansas -- 0.2%
                                          ---------------------------
                                          Sedgwick County, KS, SFM
               -     305,000      305,000 Revenue Bonds (Series                         309,746          309,746
                                          1997A-2), 6.50% (GNMA                  -
                                          COL), 12/1/2016
                                          -----------------------------------------------------------------------
                                           Louisiana -- 2.1%
                                          ---------------------------
                                          De Soto Parish, LA
               -   1,000,000    1,000,000 Environmental Improvement                   1,045,470        1,045,470
                                          Authority, PCR Bonds                   -
                                          (Series 2002A), 5.00%
                                          (International Paper
                                          Co.), 10/1/2012
                                          ---------------------------
                                          ---------------------------
                                          Lake Charles, LA Harbor &
               -   1,000,000    1,000,000 Terminal District,                          1,012,530        1,012,530
                                          Revenue Bonds, 5.50%                   -
                                          (Reynolds Metals Co.),
                                          5/1/2006
                                          ---------------------------
                                          ---------------------------
                                          St. Charles Parish, LA,
               -   2,000,000    2,000,000 PCR Refunding Revenue                       2,039,340        2,039,340
                                          Bonds (Series 1999A),                  -
                                          4.90% TOBs (Entergy
                                          Louisiana, Inc.),
                                          Mandatory Tender 6/1/2005
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                                                    4,097,340
                                                                                 -    4,097,340
                                          -----------------------------------------------------------------------
                                           Michigan -- 12.0%
                                          Cornell Township MI,
               -   1,000,000    1,000,000 Economic Development                        1,020,450        1,020,450
                                          Corp., Refunding Revenue               -
                                          Bonds, 5.875%
                                          (MeadWestvaco Corp.),
                                          5/1/2018
                                          ---------------------------
                                          Lincoln Park, MI, School
       1,000,000                1,000,000 District, GO UT, 7.00%         1,165,590            -        1,165,590
                           -              (FGIC LOC)/(Original
                                          Issue Yield: 5.95%),
                                          5/1/2020
                                          ---------------------------
                                          ---------------------------
                                          Michigan Municipal Bond
       1,000,000                1,000,000 Authority, Refunding           1,159,850            -        1,159,850
                           -              Revenue Bonds, 5.375%,
                                          10/1/2018
                                          ---------------------------
                                          ---------------------------
                                          Michigan Municipal Bond
       1,025,000                1,025,000 Authority, Water Utility       1,222,620            -        1,222,620
                           -              Improvements, 5.875%
                                          (Original Issue Yield:
                                          5.40%), 10/1/2017
                                          ---------------------------
                                          ---------------------------
                                          Michigan State Hospital
               -   1,000,000    1,000,000 Finance Authority,                          1,115,370        1,115,370
                                          Hospital Refunding                     -
                                          Revenue Bonds, 5.25%
                                          (Sparrow Obligated Group,
                                          MI), 11/15/2011
                                          ---------------------------
                                          ---------------------------
                                          Michigan State Hospital
               -   4,000,000    4,000,000 Finance Authority,                          4,248,280        4,248,280
                                          Revenue & Refunding Bonds              -
                                          (Series 1998A), 5.10%
                                          (McLaren Health Care
                                          Corp.)/(Original Issue
                                          Yield: 5.15%), 6/1/2013
                                          ---------------------------
                                          ---------------------------
                                          Michigan State Hospital
               -   5,000,000    5,000,000 Finance Authority,                          5,825,900        5,825,900
                                          Revenue Bonds (Series                  -
                                          1999A), 6.00% (Ascension
                                          Health Credit
                                          Group)/(MBIA INS),
                                          11/15/2011
                                          ---------------------------
                                          ---------------------------
                                          Michigan State Housing
               -   3,705,000    3,705,000 Development Authority,                      3,979,726        3,979,726
                                          (Series B) Rental Housing              -
                                          Revenue Bonds, 5.65%
                                          (MBIA INS), 10/1/2007
                                          ---------------------------
                                          ---------------------------
                                          Michigan State Housing
               -   3,605,000    3,605,000 Development Authority,                      3,875,267        3,875,267
                                          (Series B), Rental                     -
                                          Housing Revenue Bonds,
                                          5.65% (MBIA INS), 4/1/2007
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                      3,548,060                    23,613,053
                                                                                     20,064,993
                                          -----------------------------------------------------------------------
                                           Minnesota -- 0.5%
                                          ---------------------------
                                          Minneapolis Special
       1,000,000                1,000,000 School District No. 001,       1,088,940                     1,088,940
                           -              MN, (Series B) COP School                           -
                                          Improvement Bonds,
                                          5.125%, 2/1/2014
                                          -----------------------------------------------------------------------
                                           Missouri -- 6.9%
                                          ---------------------------
                                          Missouri State
         870,000                  870,000 Environmental Improvement        945,577            -          945,577
                           -              & Energy Authority, PRF
                                          Revenue Bonds, 6.00%,
                                          1/1/2016
                                          ---------------------------
                                          ---------------------------
                                          Missouri State
         130,000                  130,000 Environmental Improvement        140,041            -          140,041
                           -              & Energy Authority,
                                          Refunding Revenue Bonds,
                                          6.00%, 1/1/2016
                                          ---------------------------
                                          ---------------------------
                                          Missouri State HEFA,
               -   5,000,000    5,000,000 Health Facilities Revenue              -    5,326,850        5,326,850
                                          Bonds (Series A), 6.00%
                                          (BJC Health System,
                                          MO)/(United States
                                          Treasury GTD)/(Original
                                          Issue Yield: 6.05%),
                                          5/15/2005
                                          ---------------------------
                                          ---------------------------
                                          Missouri State HEFA,
               -   5,000,000    5,000,000 Health Facilities Revenue                   5,317,600        5,317,600
                                          Bonds (Series A), 6.10%                -
                                          (BJC Health System,
                                          MO)/(United States
                                          Treasury GTD)/(Original
                                          Issue Yield: 6.15%),
                                          5/15/2006
                                          ---------------------------
                                          ---------------------------
                                          Missouri State Housing
               -     740,000      740,000 Development Commission,                -      784,837          784,837
                                          SFM Loan Revenue Bonds
                                          (Series 1998B), 5.20%,
                                          9/1/2012
                                          ---------------------------
                                          ---------------------------
                                          Taney County, MO,
       1,000,000                1,000,000 Reorganized School             1,114,140            -        1,114,140
                           -              District Number R-V, GO
                                          UT, 5.80%, 3/1/2017
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                      2,199,758                    13,629,045
                                                                                     11,429,287
                                          -----------------------------------------------------------------------
                                                                     --------------
                                           Nevada -- 0.6%
                                          ---------------------------
                                          Clark County, NV,
               -   1,100,000    1,100,000 Industrial Development                 -    1,136,894        1,136,894
                                          Revenue Bonds (Series
                                          2003C), 5.45% TOBs
                                          (Southwest Gas Corp.),
                                          Mandatory Tender 3/1/2013
                                          -----------------------------------------------------------------------
                                           New York -- 10.5%
                                          ---------------------------
                                          Hempstead, NY IDA,
               -   1,500,000    1,500,000 Resource Recovery                      -    1,575,315        1,575,315
                                          Refunding Revenue Bonds
                                          (Series 2001), 5.00% TOBs
                                          (American Ref-Fuel Co. of
                                          Hempstead), Mandatory
                                          Tender 6/1/2010
                                          ---------------------------
                                          ---------------------------
                                          Metropolitan
               -   2,000,000    2,000,000 Transportation Authority,                   2,352,140        2,352,140
                                          NY, Service Contract                   -
                                          Refunding Revenue Bonds
                                          (Series 2002A), 5.50%,
                                          1/1/2015
                                          ---------------------------
                                          ---------------------------
                                          New York City, NY IDA,
               -   1,000,000    1,000,000 Civic Facility Revenue                      1,116,360        1,116,360
                                          Bonds (Series 2002A),                  -
                                          5.50% (Lycee Francais de
                                          New York
                                          Project)/(American
                                          Capital Access INS),
                                          6/1/2015
                                          ---------------------------
                                          ---------------------------
                                          New York City, NY, UT GO
               -   4,500,000    4,500,000 Bonds (Series 1999G),                       5,251,950        5,251,950
                                          6.00% (AMBAC INS),                     -
                                          10/15/2007
                                          ---------------------------
                                          ---------------------------
                                          New York City, NY, UT GO
               -   1,000,000    1,000,000 Bonds (Series 2002E),                       1,110,220        1,110,220
                                          5.25%, 8/1/2007                        -
                                          ---------------------------
                                          ---------------------------
                                          New York City, NY, UT GO
               -   1,000,000    1,000,000 Bonds (Series 2002F),                       1,122,230        1,122,230
                                          5.25%, 8/1/2009                        -
                                          ---------------------------
                                          ---------------------------
                                          New York State
               -   2,500,000    2,500,000 Environmental Facilities                    2,631,450        2,631,450
                                          Corp., State Water                     -
                                          Pollution Control Bonds
                                          (Series 1994E), 6.15%
                                          (Original Issue Yield:
                                          6.25%), 6/15/2004
                                          ---------------------------
                                          ---------------------------
                                          New York State Thruway
               -   4,000,000    4,000,000 Authority, Highway &                        4,227,160        4,227,160
                                          Bridge Trust Fund Revenue              -
                                          Bonds (Series B), 5.625%
                                          (FGIC INS)/(Original
                                          Issue Yield: 5.75%),
                                          4/1/2005
                                          ---------------------------
                                          ---------------------------
                                          Suffolk County, NY IDA,
               -   1,250,000    1,250,000 Industrial Development                      1,213,400        1,213,400
                                          Revenue Bonds (Series                  -
                                          1998), 5.30% (Nissequogue
                                          Cogen Partners
                                          Facility)/(Original Issue
                                          Yield: 5.325%), 1/1/2013
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                                                   20,600,225
                                                                                 -   20,600,225
                                          -----------------------------------------------------------------------
                                           North Carolina -- 2.9%
                                          ---------------------------
                                          North Carolina Eastern
               -   1,000,000    1,000,000 Municipal Power Agency,                     1,105,000        1,105,000
                                          Power System Refunding                 -
                                          Revenue Bonds (Series
                                          2003A), 5.50%, 1/1/2012
                                          ---------------------------
                                          ---------------------------
                                          North Carolina Eastern
       1,000,000                1,000,000 Municipal Power Agency,        1,204,760            -        1,204,760
                           -              Refunding Revenue Bonds,
                                          6.00% (AMBAC LOC),
                                          1/1/2018
                                          ---------------------------
                                          ---------------------------
                                          North Carolina Municipal
               -   2,000,000    2,000,000 Power Agency No. 1,                    -    2,333,220        2,333,220
                                          Catawba Electric Revenue
                                          Refunding Bonds, 7.25%
                                          (Catawba Electric),
                                          1/1/2007
                                          ---------------------------
                                          ---------------------------
                                          North Carolina Municipal
               -   1,000,000    1,000,000 Power Agency No. 1,                    -    1,139,630        1,139,630
                                          Electric Revenue Bonds
                                          (Series 2003A), 5.50%
                                          (Catawba Electric),
                                          1/1/2012
                                          -----------------------------------------------------------------------
                                          -----------------------------------------------------------------------
                                              Total                                                    5,782,610
                                                                         1,204,760    4,577,850
                                          -----------------------------------------------------------------------
                                                                     --------------
                                           North Dakota -- 0.6%
                                          ---------------------------
                                          North Dakota State
       1,055,000                1,055,000 Building Authority,            1,171,862            -        1,171,862
                           -              (Series B) Refunding
                                          Revenue Bonds, 5.00%
                                          (AMBAC LOC), 12/1/2010
                                          -----------------------------------------------------------------------
                                           Ohio -- 2.9%
                                          ---------------------------
                                          Lucas County, OH HDA,
               -   3,195,000    3,195,000 Hospital Revenue                            3,574,374        3,574,374
                                          Refunding Bonds (Series                -
                                          1996), 5.50% (ProMedica
                                          Healthcare Obligated
                                          Group)/(MBIA
                                          INS)/(Original Issue
                                          Yield: 5.75%), 11/15/2008
                                          ---------------------------
                                          ---------------------------
                                          Montgomery County, OH
               -   1,000,000    1,000,000 Revenue Bonds, 5.50%                        1,104,860        1,104,860
                                          (Catholic Health                       -
                                          Initiatives), 9/1/2016
                                          ---------------------------
                                          ---------------------------
                                          Ohio State Air Quality
               -   1,000,000    1,000,000 Development Authority,                      1,054,120        1,054,120
                                          PCR Refunding Bonds                    -
                                          (Series 2002A), 6.00%
                                          (Cleveland Electric
                                          Illuminating Co.),
                                          12/1/2013
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                                                    5,733,354
                                                                                 -    5,733,354
                                          -----------------------------------------------------------------------
                                           Pennsylvania -- 5.8%
                                          ---------------------------
                                          (1) Allegheny County, PA
               -     805,000      805,000 IDA, Cargo Facilities                         758,672          758,672
                                          Lease Revenue Bonds                    -
                                          (Series 1999), 6.00%
                                          (AFCO Cargo PIT LLC
                                          Project), 9/1/2009
                                          ---------------------------
                                          ---------------------------
                                          New Wilmington, PA
               -   1,000,000    1,000,000 Municipal Authority,                        1,030,540        1,030,540
                                          College Revenue Bonds,                 -
                                          5.30% (Westminster
                                          College)/(Original Issue
                                          Yield: 5.40%), 3/1/2018
                                          ---------------------------
                                          ---------------------------
                                          Pennsylvania
       1,000,000           -    1,000,000 Intergovernmental Coop         1,104,090            -        1,104,090
                                          Authority, Special Tax,
                                          5.25% (FGIC
                                          LOC)/(Original Issue
                                          Yield: 5.012%), 6/15/2015
                                          ---------------------------
                                          ---------------------------
                                          Pennsylvania State Higher
               -   1,210,000    1,210,000 Education Facilities                        1,362,133        1,362,133
                                          Authority, Revenue Bonds               -
                                          (Series 2001A), 5.75%
                                          (UPMC Health System),
                                          1/15/2012
                                          ---------------------------
                                          ---------------------------
                                          Philadelphia, PA
               -   5,000,000    5,000,000 Hospitals & Higher                          5,327,750        5,327,750
                                          Education Facilities                   -
                                          Authority, Health System
                                          Revenue Bonds (Series
                                          1997A), 5.00% (Jefferson
                                          Health System)/(Original
                                          Issue Yield: 5.40%),
                                          5/15/2012
                                          ---------------------------
                                          ---------------------------
                                          Sayre, PA, Health Care
               -   1,605,000    1,605,000 Facilities Authority,                  -    1,828,721        1,828,721
                                          Revenue Bonds (Series
                                          2002A), 6.00% (Guthrie
                                          Healthcare System, PA),
                                          12/1/2012
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                                                   11,411,906
                                                                         1,104,090   10,307,816
                                          -----------------------------------------------------------------------
                                           Rhode Island -- 0.6%
                                          ---------------------------
                                          Rhode Island Economic
               -   1,000,000    1,000,000 Development Corp.,                     -    1,152,970        1,152,970
                                          Revenue Note Obligations
                                          (2000 Senior Obligation
                                          Series), 5.75%
                                          (Providence Place Mall
                                          Project)/(Radian Asset
                                          Assurance INS), 7/1/2010
                                          -----------------------------------------------------------------------
                                           South Carolina -- 0.6%
                                          ---------------------------
                                          Beaufort County, SC
       1,000,000                1,000,000 School District, GO,           1,122,700            -        1,122,700
                           -              5.50%, 3/1/2016
                                          -----------------------------------------------------------------------
                                                                     --------------
                                           South Dakota -- 0.6%
                                          ---------------------------
                                          Pierre, SD, School
       1,000,000                1,000,000 District, GO UT, 5.70%         1,142,470            -        1,142,470
                           -              (FSA LOC)/(Original Issue
                                          Yield: 5.70%), 8/1/2017
                                          -----------------------------------------------------------------------
                                           Tennessee -- 5.2%
                                          ---------------------------
                                          Memphis-Shelby County, TN
               -   2,000,000    2,000,000 Airport Authority,                     -    2,191,520        2,191,520
                                          Special Facilities
                                          Refunding Revenue Bonds,
                                          5.00% (FedEx Corp.),
                                          9/1/2009
                                          ---------------------------
                                          ---------------------------
                                          Metropolitan Government
       1,000,000                1,000,000 Nashville & Davidson           1,082,880            -        1,082,880
                           -              County, TN, GO UT, 5.125%
                                          (Original Issue Yield:
                                          5.125%), 5/15/2009 (@101)
                                          ---------------------------
                                          ---------------------------
                                          Shelby County, TN, Public
               -   4,000,000    4,000,000 Improvement UT GO School               -    4,582,880        4,582,880
                                          Bonds (Series A), 5.50%,
                                          4/1/2017
                                          ---------------------------
                                          ---------------------------
                                          Sullivan County, TN
               -     500,000      500,000 Health Educational &                   -      570,015          570,015
                                          Housing Facilities Board,
                                          Hospital Revenue Bonds,
                                          6.25% (Wellmont Health
                                          System), 9/1/2010
                                          ---------------------------
                                          ---------------------------
                                          Sullivan County, TN
               -     500,000      500,000 Health Educational &                   -      568,660          568,660
                                          Housing Facilities Board,
                                          Hospital Revenue Bonds,
                                          6.25% (Wellmont Health
                                          System), 9/1/2011
                                          ---------------------------
                                          ---------------------------
                                          Sullivan County, TN
               -   1,000,000    1,000,000 Health Educational &                   -    1,139,460        1,139,460
                                          Housing Facilities Board,
                                          Hospital Revenue Bonds,
                                          6.25% (Wellmont Health
                                          System), 9/1/2012
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                                                   10,135,415
                                                                         1,082,880    9,052,535
                                          -----------------------------------------------------------------------
                                           Texas -- 7.3%
                                          ---------------------------
                                          Bell County, TX, HFDC,
       1,000,000                1,000,000 Refunding Revenue Bonds,       1,086,320            -        1,086,320
                           -              5.375% (FSA LOC),
                                          12/1/2013
                                          ---------------------------
                                          ---------------------------
                                          Brazos River Authority,
               -   1,000,000    1,000,000 TX, PCR Refunding Bonds                -    1,055,540        1,055,540
                                          (Series 2003A), 6.75%
                                          TOBs (TXU Energy),
                                          Mandatory Tender 4/1/2013
                                          ---------------------------
                                          ---------------------------
                                          Carroll, TX, ISD, GO UT
         500,000                  500,000 Refunding Bonds (Series          534,070            -          534,070
                           -              A), 5.00% (Original Issue
                                          Yield: 5.02%), 2/15/2016
                                          ---------------------------
                                          ---------------------------
                                          El Paso, TX, GO LT
       1,000,000                1,000,000 (Series 1998), 5.125%          1,088,050            -        1,088,050
                           -              (FGIC LOC)/(Original
                                          Issue Yield: 5.25%),
                                          8/15/2015
                                          ---------------------------
                                          ---------------------------
                                          Fort Worth, TX, Water &
       1,000,000                1,000,000 Sewer, Revenue Bonds,          1,138,600            -        1,138,600
                           -              5.75% (Original Issue
                                          Yield: 5.52%), 2/15/2017
                                          ---------------------------
                                          ---------------------------
                                          North Central Texas HFDC,
               -   2,000,000    2,000,000 Hospital Revenue                            2,265,280        2,265,280
                                          Refunding Bonds (Series                -
                                          2002), 5.50% (Children's
                                          Medical Center of
                                          Dallas)/(AMBAC INS),
                                          8/15/2017
                                          ---------------------------
                                          ---------------------------
                                          Sabine River Authority,
               -   1,000,000    1,000,000 TX, PCR Revenue Refunding                   1,022,730        1,022,730
                                          Bonds (Series 2001A),                  -
                                          5.50% TOBs (TXU Energy),
                                          Mandatory Tender 11/1/2011
                                          ---------------------------
                                          ---------------------------
                                          San Antonio, TX Water
               -   1,000,000    1,000,000 System, Revenue Refunding                   1,158,060        1,158,060
                                          Bonds (Series 2002),                   -
                                          5.50% (FSA INS), 5/15/2016
                                          ---------------------------
                                          ---------------------------
                                          Texas State Department of
               -   3,760,000    3,760,000 Housing & Community                         3,979,697        3,979,697
                                          Affairs, SFM Revenue                   -
                                          Bonds (Series B), 5.45%
                                          (MBIA INS), 3/1/2015
                                          ---------------------------
                                          ---------------------------
                                          Travis Country, TX, GO
       1,000,000                1,000,000 UT, 5.25%, 3/1/2015            1,108,310            -        1,108,310
                           -
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                      4,955,350                    14,436,657
                                                                                      9,481,307
                                          -----------------------------------------------------------------------
                                           Utah -- 1.1%
                                          ---------------------------
                                          Salt Lake County, UT,                                        1,113,116
       1,050,000                1,050,000 Municipal Building             1,113,116            -
                           -              Authority, Refunding
                                          Revenue Bonds, 5.20%
                                          (AMBAC LOC)/(Original
                                          Issue Yield: 5.33%),
                                          10/15/2011 (@100)
                                          ---------------------------
                                          ---------------------------
                                          Utah County, UT IDA,                                         1,026,870
               -   1,000,000    1,000,000 Environmental Improvement                   1,026,870
                                          Revenue Bonds, 5.05% TOBs              -
                                          (Marathon Oil Corp.),
                                          Mandatory Tender 11/1/2011
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                      1,113,116                     2,139,986
                                                                                      1,026,870
                                          -----------------------------------------------------------------------
                                           Virginia -- 1.7%
                                          ---------------------------
                                          Chesapeake, VA IDA, PCR                                      1,054,500
               -   1,000,000    1,000,000 Bonds, 5.25% (Virginia                 -    1,054,500
                                          Electric & Power Co.),
                                          2/1/2008
                                          ---------------------------
                                          ---------------------------
                                          Greater Richmond                                             2,279,480
               -   2,000,000    2,000,000 Convention Center                      -    2,279,480
                                          Authority, VA, Hotel Tax
                                          Revenue Bonds, 5.50%
                                          (Convention Center
                                          Expansion Project),
                                          6/15/2008
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                                                    3,333,980
                                                                                 -    3,333,980
                                          -----------------------------------------------------------------------
                                           Washington -- 6.4%
                                          ---------------------------
                                          Clark County, WA, GO UT                                      1,096,930
       1,000,000                1,000,000 Refunding Bonds, 5.25%,        1,096,930            -
                           -              6/1/2015
                                          ---------------------------
                                          ---------------------------
                                          Seattle, WA, (Series F)                                      1,085,680
       1,000,000                1,000,000 GO UT, 5.25% (Original         1,085,680            -
                           -              Issue Yield: 5.02%),
                                          12/15/2018
                                          ---------------------------
                                          ---------------------------
                                          Washington Health Care                                       4,916,745
               -   4,500,000    4,500,000 Facilities Authority,                  -    4,916,745
                                          Revenue Bonds (Series
                                          1996), 5.375% (Kadlec
                                          Medical Center,
                                          Richland)/(AMBAC
                                          INS)/(Original Issue
                                          Yield: 5.63%), 12/1/2010
                                          ---------------------------
                                          ---------------------------
                                          Washington State, (Series                                    1,063,030
       1,000,000           -    1,000,000 B), GO UT, 5.00%               1,063,030            -
                                          (Original Issue Yield:
                                          5.20%), 1/1/2017
                                          ---------------------------
                                          ---------------------------
                                          Washington State Public
               -   2,000,000    2,000,000 Power Supply System,                   -    2,047,980        2,047,980
                                          (Nuclear Project No. 3)
                                          Refunding & Revenue Bonds
                                          (Series B), 5.70% (Energy
                                          Northwest, WA)/(Original
                                          Issue Yield: 5.793%),
                                          7/1/2010
                                          ---------------------------
                                          ---------------------------
                                          Washington State Public
               -   2,000,000    2,000,000 Supply System, (Nuclear                -    2,326,440        2,326,440
                                          Project No. 2) Refunding
                                          Revenue Bonds (Series
                                          1997A), 6.00% (Energy
                                          Northwest, WA)/(AMBAC
                                          INS), 7/1/2007
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                      3,245,640                    12,536,805
                                                                                      9,291,165
                                          -----------------------------------------------------------------------
                                           Wisconsin -- 4.0%
                                          ---------------------------
                                          Appleton, WI, Waterworks,
          50,000                   50,000 Refunding Revenue Bonds,          55,709            -           55,709
                           -              5.375% (FGIC
                                          LOC)/(Original Issue
                                          Yield: 4.75%), 1/1/2015
                                          ---------------------------
                                          ---------------------------
                                          Menomonee Falls, WI,
       1,000,000                1,000,000 Sewage System, (Series A)      1,113,220            -        1,113,220
                           -              Revenue Bonds, 5.65%
                                          (AMBAC LOC)/(Original
                                          Issue Yield: 5.70%),
                                          5/1/2016
                                          ---------------------------
                                          ---------------------------
                                          Milwaukee County, WI,
       1,000,000                1,000,000 (Series A), 5.00%              1,074,180            -        1,074,180
                           -              (Original Issue Yield:
                                          4.87%), 10/1/2016
                                          ---------------------------
                                          ---------------------------
                                          Wisconsin State HEFA,
               -     980,000      980,000 Refunding Bonds, 6.00%                 -    1,113,917        1,113,917
                                          (Wheaton Franciscan
                                          Services), 8/15/2014
                                          ---------------------------
                                          ---------------------------
                                          Wisconsin State Petroleum
               -   3,000,000    3,000,000 Inspection Fee, Revenue                -    3,324,450        3,324,450
                                          Bonds (Series 2000A),
                                          6.00%, 7/1/2011
                                          ---------------------------
                                          ---------------------------
                                          Wisconsin State
       1,000,000                1,000,000 Transportation, (Series        1,128,230            -        1,128,230
                           -              A), 5.50% (FGIC
                                          LOC)/(Original Issue
                                          Yield: 5.25%), 7/1/2015
                                          ---------------------------
                                          -----------------------------------------------------------------------
                                              Total                      3,371,339                     7,809,706
                                                                                      4,438,367
                                          -----------------------------------------------------------------------
                                           Wyoming -- 0.3%
                                          ---------------------------
                                          Laramie County, WY,
         500,000                  500,000 School District No. 2, GO        545,840            -          545,840
                           -              UT, 5.90% (MBIA
                                          LOC)/(Original Issue
                                          Yield: 5.90%), 6/1/2012
                                          -----------------------------------------------------------------------
                                          -----------------------------------------------------------------------
                                          Total Long-Term               35,592,224  157,512,327      193,104,551
                                          Municipals (identified
                                          cost $178,453,556)
                                                                     --------------------------------------------
                                          Short-Term Municipals -
                                          0.6%
                                          New York -- 0.1%
                                          ---------------------------
                                          New York State Dormitory
               -     200,000      200,000 Authority, (Series 1990B)              -      200,000          200,000
                                          Daily VRDNs (Cornell
                                          University)/(J.P. Morgan
                                          Chase Bank LIQ)
                                          -----------------------------------------------------------------------
                                          Utah -- 0.5%
                                          ---------------------------
                                          Emery County, UT, (Series
               -   1,000,000    1,000,000 1994) Daily VRDNs                      -    1,000,000        1,000,000
                                          (Pacificorp)/(AMBAC
                                          INS)/(Bank of Novia
                                          Scotia, Toronto LIQ)
                                          -----------------------------------------------------------------------
                                          ---------------------------              ------------------------------
                                          Total Short-Term                            1,200,000        1,200,000
                                          Municipals (at amortized               -
                                          cost)
                                          -----------------------------------------------------------------------
                                           Mutual Fund -- 0.5%
                                          ---------------------------
                                          SEI Tax Exempt Money
         944,014                  944,014 Market Fund (at net asset        944,014            -          944,014
                           -              value)
                                          -----------------------------------------------------------------------
                                          -----------------------------------------------------------------------
                                          Total Investments --          36,536,238  158,712,327      195,248,565
                                          99.3% (identified cost
                                          $180,597,570)(2)
                                          -----------------------------------------------------------------------
                                          ---------------------------
                                          Other Assets and                 391,914      970,666        1,362,580
                                          Liabilities -- Net -- 0.7%
                                          -----------------------------------------------------------------------
                                          -----------------------------------------------------------------------
                                          Total Net Assets -- 100%      36,928,152  $ $159,682,993  $ 196,611,145
                                          ---------------------------============================================

Securities that are subject to alternative minimum tax (AMT) represent 7.6% of the portfolio based upon total market value.




(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. This security has been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At May 31, 2003, this security amounted to $758,672, which represents 0.5% of total net assets

(2)  The cost of investments for federal tax purposes amounts to $180,592,245.




The following acronyms are used throughout this
portfolio:
AMBAC       -- American Municipal Bond Assurance
            Corporation
AMT         -- Alternative Minimum Tax
COL         -- Collateralized
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FSA         -- Financial Security Assurance
GNMA        -- Government National Mortgage Association
GO          -- General
            Obligation
GTD         -- Guaranteed
HDA         -- Hospital Development Authority
HEFA        -- Health and Education Facilities
            Authority
HFA         -- Housing Finance Authority
HFDC        -- Health Facility Development Corporation
IDA         -- Industrial Development Authority
IDB         -- Industrial Development Bond
INS         --
            Insured
ISD         -- Independent School District
LIQ         -- Liquidity
            Agreement
LOC         -- Letter of
            Credit
LT          -- Limited Tax
MBIA        -- Municipal Bond Investors Assurance
PCR         -- Pollution Control Revenue
PRF         -- Pre-refunded
SFM         -- Single Family Mortgage
TOBs        -- Tender Option Bonds
UT          -- Unlimited Tax
VRDNs       -- Variable Rate Demand Notes


Note: The categories of investments are shown as a percentage of pro forma combined total net assets shown on the Pro Forma Combining Statement of Assets and Liabilities.
See Notes which are an integral part of the Financial Statements.





                                          Riggs Intermediate Tax Free Bond Fund
                                         Federated Intermediate Municipal Trust
                                      Pro Forma Combining Statements of Assets and
                                                       Liabilities

----------------------------------------------------------------------------------------

                                    Riggs          Federated
                                  Intermediate     Intermediate
                                   Tax Free        Municipal
                                  Bond Fund          Trust       Pro         Pro Forma
                                                                  Forma
                                  April 30,        May 31,       Adjustment   Combined
                                     2003             2003
                                  -----------      -----------   ---------   -----------
Assets:
------------------------------
Investments in securities,         $                $
at value                          36,536,238       158,712,327          -    195,248,565
------------------------------
Cash
                                       1,993           20,892           -        22,885
------------------------------
Income receivable
                                     510,536        2,103,521           -     2,614,057
------------------------------
Receivable for shares sold
                                           -          134,431           -       134,431
------------------------------
Receivable for Investments
sold                                       -           60,000           -        60,000
------------------------------    -----------      -----------   ---------   -----------
     Total assets
                                  37,048,767       161,031,171          -    198,079,938
------------------------------    -----------      -----------   ---------   -----------
Liabilities:
------------------------------
Payable for investments
purchased                                  -                -           -             -
------------------------------
Payable for shares redeemed
                                           -          926,610           -       926,610
------------------------------
Income distribution payable
                                     113,215          407,113           -       520,328
------------------------------
Accrued expenses
                                       7,400           14,455           -        21,855
------------------------------    -----------      -----------   ---------   -----------
     Total liabilities
                                     120,615        1,348,178           -     1,468,793
------------------------------    -----------      -----------   ---------   -----------
Net Assets                         $                $             $           $
                                  36,928,152       159,682,993          -    196,611,145
------------------------------    -----------      -----------   ---------   -----------
Net Assets Consists of:
------------------------------
Paid in capital                    $                $             $
                                  33,393,781       154,116,825          -    187,510,606
------------------------------
----------------------------------
Net unrealized appreciation of
investments                        3,128,206       11,522,789           -    14,650,995
----------------------------------
Accumulated net realized gain
(loss) on investments                394,105       (5,956,606)          -    (5,562,501)
----------------------------------
Undistributed (distributions in
excess of) net
investment income
                                      12,060             (15)           -        12,045
------------------------------    -----------      -----------
                                                                 ---------   -----------
     Total Net Assets              $                $             $           $
                                  36,928,152       159,682,993          -    196,611,145
------------------------------    -----------      -----------   ---------   -----------
Net Assets:
   Class R Shares                  $                $             $       (a) $
                                  36,928,152                -    (36,928,152)         -
                                  -----------      -----------   ---------   -----------
   Class IS Shares                 $                $                     (a) $
                                           -       159,682,993   $36,928,152 196,611,145
                                  -----------      -----------   ---------   -----------
Shares Outstanding:
                                  -----------      -----------   ---------   -----------
   Class R Shares                  $                $             $       (a) $
                                   3,423,124                -    (3,423,124)          -
                                  -----------      -----------   ---------   -----------
                                                                             -----------
   Class IS Shares                 $                $             $       (a) $
                                           -       14,761,493    3,413,633   18,175,126
------------------------------    -----------      -----------   ---------   -----------
Net Asset Value Per Share and Offering
Price Per Share
   Class R Shares                  $                $             $           $
                                       10.79                -           -             -
                                  -----------      -----------   ---------   -----------
   Class IS Shares                 $                $             $           $
                                           -            10.82           -         10.82
                                  -----------      -----------   ---------   -----------
Redemption Proceeds Per
Share *
   Class R Shares                  $                $             $           $
                                       10.57 **             -           -             -
                                  -----------      -----------   ---------   -----------
   Class IS Shares                 $                $             $           $
                                           -            10.82           -         10.82
                                  -----------      -----------   ---------   -----------

Investments, at identified         $                $             $           $
cost                              33,408,032       147,189,538          -    180,597,570
------------------------------    -----------      -----------   ---------   -----------

     (a) Adjustment to reflect share balance and combined net asset value as a result of the combination.

*  See "What Do Shares Cost?" in the
Prospectus.
** Computation of offering price per share: 98/100 of net assets value.

(See Notes to Pro Forma Financial
Statements)


                                          Riggs Intermediate Tax Free Bond Fund
                                         Federated Intermediate Municipal Trust
                                      Pro Forma Combining Statements of Operations

                                 --------------------------------------------------------

                                   Riggs     Federated
                                 IntermediateIntermediate
                                  Tax Free   Municipal
                                 Bond Fund   Trust           Pro Forma        Pro Forma
                                  April 30,  May 31, 2003   Adjustment        Combined
                                    2003
                                 --------------------------------------------------------
Investment Income:
Interest                          $           $                $      -       $
                                  2,116,548  8,248,341                        10,364,889
                                 ----------- ----------     ------------     ------------

Expenses:
Investment adviser fee
                                    333,085    662,072        (208,712) (a)      786,445
Administrative personnel and
services fee                         71,058    125,000         (71,058) (b)      125,000
Custodian fees
                                      8,882      6,358          (8,882) (c)        6,358
Transfer and dividend
disbursing agent
  fees and expenses
                                      1,042     42,069          (1,042) (d)       42,069
Trustees' fees
                                        945     10,336            (945) (e)       10,336
Auditing fees
                                     17,055     15,132         (17,055) (f)       15,132
Legal fees
                                      4,403      3,887          (4,403) (g)        3,887
Portfolio accounting fees
                                      6,849     57,031          (6,849) (h)       57,031
Distribution services fee -
Class R Shares                      111,028          -        (111,028) (i)            -
Shareholder services fee -
Class R Shares                      111,028          -        (111,028) (j)            -
Shareholder services fee -
Class IS Shares                           -    413,795           77,733 (k)      491,528
Share registration costs
                                     15,328     21,377         (15,328) (l)       21,377
Printing and postage
                                      3,099     16,491          (3,099) (m)       16,491
Insurance premiums
                                      1,304      1,413          (1,304) (n)        1,413
Miscellaneous
                                        586      7,136            (586) (o)        7,136
                                 ----------- ----------     ------------     ------------
                                                            ------------     ------------
     Total expenses
                                    685,692  1,382,097        (483,586)        1,584,203
                                 ----------- ----------     ------------     ------------
                                                                             ------------
Waivers and Reimbursements --
     Waiver of investment
adviser fee                        (88,822)   (61,356)           71,534 (p)     (78,644)
     Waiver of transfer and
dividend disbursing agent fees            -    (5,038)            (860) (q)      (5,898)
     Waiver of distribution
service fee - Class R Shares      (111,028)          -          111,028 (r)            -
     Waiver of shareholder
services fee - Class R Shares      (66,617)          -           66,617 (s)            -
     Waiver of shareholder
services fee - Class IS Shares            -  (314,484)         (59,077) (t)    (373,561)
                                 ----------- ----------     ------------     ------------
Total Waivers and
Reimbursements                    (266,467)  (380,878)          189,242        (458,103)
                                 ----------- ----------     ------------     ------------
                                                                             ------------
Net Expenses
                                    419,225  1,001,219        (294,344)        1,126,100
                                 ----------- ----------     ------------     ------------
                                                                             ------------
     Net operating loss           $           $              $                $
                                  1,697,323  7,247,122          294,344        9,238,789
                                 ----------- ----------     ------------     ------------
Realized and Unrealized Loss on
Investments and
   Foreign Currency
Transactions:
Net realized gain on
investments                         725,283    564,629                -        1,289,912
Net change in unrealized
appreciation of investments       1,634,114  4,645,915                -        6,280,029
                                 ----------- ----------     ------------     ------------
     Net realized and
unrealized gain (loss) on         2,359,397  5,210,544                -        7,569,941
investments
                                 ----------- ----------     ------------     ------------
                                                            ------------
          Change in net assets    $                          $                $
resulting from operations         4,056,720  $12,457,666        294,344       16,808,730
                                 ----------- ----------     ------------     ------------



(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma
Financial Statements)

                    Riggs Intermediate Tax Free Bond Fund
                    Federated Intermediate Municipal Trust
            Notes to Pro Forma Combining Statements of Operations
                          Year Ended April 30, 2003
                               and May 31, 2003


(a) Federated Investment Management Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.40% of the Federated Intermediate Municipal Trust's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Services Company ("FServ") provides the Fund with administrative personnel and services necessary to operate the Fund. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

 (c) Adjustment to reflect the custodian fees reductions due to the combining of two portfolios into one.

(d) FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund on the level of average aggregate net assets of the Trust for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the Trustees' fee reductions due to the combining of two portfolios into one.

(f) Adjustment to reflect the Audit fee reductions due to the combining of two portfolios into one.

(g) Adjustment to reflect the Legal Fee reductions due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio Accounting Fee reductions due to the combining of two portfolios into one.

(i) Adjustment to reflect the elimination of the Riggs Intermediate Tax Free Bond Fund 12b-1 fee for Class R Shares due to the combining of two portfolios into one.

(j) Adjustment to reflect the elimination of the Riggs Intermediate Tax Free Bond Fund shareholder services fee for Class R Shares due to the combining of the two portfolios into one.

(k) Adjustment to reflect the shareholder services fee accrual of 0.25% due to the combining of two portfolios into one.

(l) Adjustment to reflect the Share registration costs reductions due to the combining of two portfolios into one.

(m) Adjustment to reflect the printing and postage expense reduction due to combining of two portfolios into one.

(n) Adjustment to reflect the insurance premium expense reduction due to combining of two portfolios into one.

(o) Miscellaneous expenses are reduced to reflect estimated savings to be realized by combining two portfolios into one.

(p) Adjustment to reflect waiver of investment adviser fee being brought in line based on the combined net assets of funds.

(q) Adjustment to reflect waiver of transfer and dividend disbursing agent fee being brought in line based on the net assets of funds.

(r) Adjustment to reflect the elimination of the waiver of distribution (12b-1) fee for Riggs Intermediate Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(s) Adjustment to reflect the elimination of shareholder services fee waiver for Riggs Intermediate Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(t) Adjustment to reflect waiver of shareholder services fee being brought in line based on the net assets of funds.



                                 RIGGS FUNDS
                               Riggs Stock Fund
                        Riggs Small Company Stock Fund
                    Riggs U.S. Government Securities Fund
                               Riggs Bond Fund
                     Riggs Short Term Tax Free Bond Fund
                    Riggs Intermediate Tax Free Bond Fund
                        Riggs Prime Money Market Fund
                    Riggs U.S. Treasury Money Market Fund



Investment Adviser
RIGGS INVESTMENT ADVISORS INC.
808 17th Street, N.W.
Washington, DC  20006-3950

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

PART C.    OTHER INFORMATION.

Item 15.  Indemnification:

Indemnification is provided to Trustees and officers of Money Market Obligations Trust (the "Registrant") pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to
Section 17 of the 1940 Act for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii)
 by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.  Exhibits

1. Conformed copy of Restatement and Amendment Numbers 1-18 to the Declaration of Trust of the Registrant; (35)
1.1   Form of Declaration of Trust Amendment No. 19; (42)
1.2 Conformed copy of Amendment No. 20 to the Amended and Restated Declaration of Trust; (43)

2.    Copy of By-Laws and Amendments 1-4 of the Registrant; (35)
2.1   Amendment #5 to By-Laws (42)

 3.   Not Applicable

4. Agreement and Plan of Reorganization is included as Exhibit 1 to the Combined Proxy Statement and Prospectus of the Registration Statement*

5. Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant; (See Appendix)

6. Conformed copy of Investment Advisory Contract and Exhibits A-PP of the Registrant; (35)
6.1 Conformed copy of Amendment to the Investment Advisory Contract of the Registrant; (38)
6.2 Conformed copy of Exhibit QQ to the Investment Advisory Contract of the Registrant; (44)

7. Conformed copy of Distributor's Contract and Exhibits A-R of the Registrant; (35)
7.1   Form of Exhibit S to the Distributor's Contract (42)
      Conformed copy of Amendment to the Distributor's Contract of the Registrant; (38)
7.2 Conformed copy of Distributor's Contract of the Registrant (Liberty U.S. Government Money Market Trust - Class B Shares);
      (23)
7.4   Form of Exhibit J to the Distribution Plan (42)

8.    Not Applicable

9.    Conformed copy of Custodian Agreement of the Registrant; (8)
9.1   Conformed copy of Custodian Fee Schedule; (17)

10.   Conformed copy of Distribution Plan and Exhibits A-I of the
      Registrant; (35)
10.1 Conformed copy of Exhibit J to the Distribution of the Registrant; (44)

11. Form of Opinion and Consent of Counsel regarding the legality of Shares being issued; *

12.   Form of Opinion regarding tax consequences of Reorganization; *

13. Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement; (21)
13.1 Conformed copy of Amendment to Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement; (38)
13.2 Conformed copy of Amended and Restated Shareholder Services Agreement of the Registrant; (21)
13.3 Conformed copy of Principal Shareholder Services Agreement (Liberty U.S. Government Money Market Trust - Class B Shares);
      (23)
13.4 Conformed copy of Shareholder Services Agreement (Liberty U.S Government Money Market Trust - Class B Shares); (23)
13.5 Conformed copy of Shareholder Services Agreement (Massachusetts Municipal Cash Trust - Boston 1784 Fund Shares); (24)
13.6 Conformed Copy of Exhibit to the Amended and Restated Shareholder Services Agreement; (30)
13.7 The Registrant hereby incorporates by reference the conformed copy of the Shareholder Services Sub-Contract between Fidelity and Federated Shareholder Services from Item 24(b)(9)(iii) of the Federated GNMA Trust Registration Statement on Form N-1A, filed with the Commission on March 25, 1996 (File Nos. 2-75670 and 811-3375).
13.8 The Registrant hereby incorporated the conformed copy of the Second Amended and Restated Services Agreement from Item (h) (v) of the Investment Series Funds, Inc. Registration Statement on Form N-1A, filed with the Commission on January 23, 2002. (File Nos. 33-48847 and 811-07021).

14. Conformed copy of Consent of Independent Auditors of Automated Cash Management Trust, Deloitte & Touche LLP; (to be filed by amendment)
14.1 Conformed copy of Consent of Independent Auditors of Automated Government Money Trust, Ernst & Young LLP; (to be filed by amendment)
14.2  Conformed copy of Consent of Independent Auditors of Riggs Funds,
      KPMG LLP; to be filed by amendment)

15.   Not Applicable

16.   Conformed copy of Power of Attorney of the Registrant; (23)
16.1 Conformed copy of Power of Attorney of Chief Investment Officer of the Registrant; (23)
16.2  Conformed copy of Power of Attorney of Treasurer of the
      Registrant: (18)
16.3 Conformed copy of Power of Attorney of Trustee of the Registrant; (26)

17.   Form of Proxy; *


_________________________________________________________
* All exhibits are being filed electronically.

8.    Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 8 on Form N-1A filed June 1,
      1994. (File Nos. 33-31602 and 811-5950).
17.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 24 on Form N-1A filed
      September 28, 1998. (File Nos. 33-31602 and 811-5950).
18.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 25 on Form N-1A filed February
      12, 1999. (File Nos. 33-31602 and 811-5950).
21.   Response is incorporated by reference to Registrant' s
      Post-Effective Amendment No. 33 on Form N-1A filed August
      27, 1999. (File Nos. 33-31602 and 811-5950).
23.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 36 on Form N-1A filed October
      29, 1999. (File Nos. 33-31602 and 811-5950).
24.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 37 on Form N-1A filed November
      17, 1999. (File Nos. 33-31602 and 811-5950).
26.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 39 on Form N-1A filed February
      25, 2000. (File Nos. 33-31602 and 811-5950).
30.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 46 on Form N-1A filed
      September 28, 2000. (File Nos. 33-31602 and 811-5950).
35.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 51 on Form N-1A filed May 29,
      2001. (File Nos. 33-31602 and 811-5950).
38.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 54 on Form N-1A filed
      September 28, 2001. (File Nos. 33-31602 and 811-5950).
42. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 59 on Form N-1A filed on December 20, 2002.
43. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 62 on Form N-1A filed on May 30, 2003.
44. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 64 on Form N-1A filed on June 30, 2003.


Item 17.  Undertakings

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.


                               SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, MONEY MARKET OBLIGATIONS TRUST, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 21st day of July, 2003.


                     MONEY MARKET OBLIGATIONS TRUST

                        BY: /s/ Nelson W. Winter
                        Nelson W. Winter, Assistant Secretary
                        July 21, 2003

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

      NAME                    TITLE                   DATE

By: /s/ Nelson W. Winter   Attorney In Fact                 July 21, 2003
Nelson W. Winter           For the Persons
ASSISTANT SECRETARY        Listed Below

      NAME                                  TITLE

John F. Donahue*                    Chairman and Trustee

J. Christopher Donahue*             President and Trustee
                                    (Principal Executive Officer)

Richard J. Thomas*                  Treasurer
                                    (Principal Financial Officer)

William D. Dawson, III*             Chief Investment Officer

Thomas G. Bigley*                   Trustee

John T. Conroy, Jr.*                Trustee

Nicholas P. Constantakis*           Trustee

John F. Cunningham*                 Trustee

Lawrence D. Ellis, M.D.*            Trustee

Peter E. Madden*                    Trustee

Charles F. Mansfield, Jr.*          Trustee

John E. Murray, Jr., J.D., S.J.D.*  Trustee

Marjorie P. Smuts*                  Trustee

John S. Walsh*                      Trustee

*By Power of Attorney

Appendix

Copy of Specimen Certificate for Shares of Beneficial Interest of:

(i) Alabama Municipal Cash Trust; (Response is incorporated by reference to Post-Effective
         Amendment No. 21 on Form N-1A filed on December
         29, 1993.  File Nos. 33-31259 and 811-5911).
(ii) Arizona Municipal Cash Trust; (Response is incorporated by reference to Post-Effective
         Amendment No. 46 on Form N-1A filed on March 16,
         1998.  File Nos. 33-31259 and 811-5911).
(iii)    Automated Cash Management Trust - Institutional
         Service Shares and Cash II Shares; (Response is incorporated by reference to Post-Effective
         Amendment No. 8 on Form N-1A filed June 1, 1994.
         File Nos. 33-31602 and 811-5950).
(iv) Automated Government Money Trust; (Response is incorporated by reference to Initial Registration
         Statement on Form N-1 filed on May 28, 1982.  File
         Nos. 2-77822 and 811-3475).
(v)      California Municipal Cash Trust - Institutional
         Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective
         Amendment No. 45 on Form N-1A filed on December
         19, 1997.  File Nos. 33-31259 and 811-5911).
(vi) Connecticut Municipal Cash Trust; (Response is incorporated by reference to Pre-Effective
         Amendment No. 1 on Form N-1A filed on October 31,
         1989.  File Nos. 33-31259 and 811-5911).
(vii) Federated Master Trust; (Response is incorporated by reference to Post-Effective Amendment No. 39 on Form N-1A filed January 23, 1996. File Nos.
         2-60111 and 811-2784).
(viii)   Federated Short-Term U.S. Government Trust;
         (Response is incorporated by reference to Post-Effective Amendment No. 1 on Form N-1A filed
         October 22, 1987.  File Nos. 33-12322 and
         811-5035).
(ix)     Federated Tax-Free Trust; (Response is
         incorporated by reference to Initial Registration
         Statement on Form S-5 filed December 27, 1978.
         File Nos. 2-63343 and 811-2891).
(x) Florida Municipal Cash Trust; (Response is incorporated by reference to Post-Effective
         Amendment No. 30 on Form N-1A filed on September
         19, 1994.  File Nos. 33-31259 and 811-5911).
(xi) Georgia Municipal Cash Trust; (Response is incorporated by reference to Post-Effective
         Amendment No. 36 on Form N-1A filed on May 31,
         1995.  File Nos. 33-31259 and 811-5911).
(xii)    Liberty U.S. Government Money Market Trust;
         (Response is incorporated by reference to Post-Effective Amendment No. 35 on Form N-1A filed
         April 25, 1996.  File Nos. 2-65447 and 811-2956).
(xiii) Liquid Cash Trust; (Response is incorporated by reference to Pre-Effective Amendment No. 3 on Form
         N-1A filed December 8, 1980. File Nos. 2-67655 and 811-3057).
(xiv) Maryland Municipal Cash Trust; (Response is incorporated by reference to Post-Effective
         Amendment No. 22 on Form N-1A filed on March 2,
         1994.  File Nos. 33-31259 and 811-5911).
(xv)     Massachusetts Municipal Cash Trust - Institutional
         Service Shares and BayFunds Shares; (Response is incorporated by reference to Post-Effective
         Amendment No. 21 on Form N-1A filed on December
         29, 1993.  File Nos. 33-31259 and 811-5911).
(xvi)    Michigan Municipal Cash Trust - Institutional
         Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective
         Amendment No. 45 on Form N-1A filed on December
         19, 1997.  File Nos. 33-31259 and 811-5911).
(xvii)   Minnesota Municipal Cash Trust - Institutional
         Shares and Cash Series Shares; (Response is incorporated by reference to Post-Effective
         Amendment No. 21 on Form N-1A filed on December
         29, 1993.  File Nos. 33-31259 and 811-5911).
(xviii)  New Jersey Municipal Cash Trust - Institutional
         Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective
         Amendment No. 21 on Form N-1A filed on December
         29, 1993.  File Nos. 33-31259 and 811-5911).
(xix) North Carolina Municipal Cash Trust; (Response is incorporated by reference to Post-Effective
         Amendment No. 21 on Form N-1A filed on December
         29, 1993.  File Nos. 33-31259 and 811-5911).
(xx) Ohio Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective
         Amendment No. 45 on Form N-1A filed on December
         19, 1997.  File Nos. 33-31259 and 811-5911).
(xxi)    Ohio Municipal Cash Trust - Cash II Shares;
         (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and
         811-5911).
(xxii)   Pennsylvania Municipal Cash Trust - Institutional
         Shares; (Response is incorporated by reference to Post-Effective Amendment No. 35 on Form N-1A filed on May 19,1995. File Nos. 33-31259 and 811-5911).

(xxiii) Pennsylvania Municipal Cash Trust - Institutional Service Shares and Cash Series Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December
         29, 1993.  File Nos. 33-31259 and 811-5911).
(xxiv) Tennessee Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 42 on Form N-1A filed on February 29,1996. File Nos. 33-31259 and 811-5911).
(xxv) Treasury Obligations Fund - Institutional Capital Shares; (Response is incorporated by reference to Post-Effective Amendment No. 22 on Form N-1A filed September 23, 1997. File Nos. 33-31602 and 811-5950).
(xxvi) Trust for Government Cash Reserves; (Response is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed March 23, 1989. File Nos. 33-27178 and 811-5772).
(xxvii) Trust for Short-Term U.S. Government Securities; (Response is incorporated by reference to Post-Effective Amendment No. 53 on Form N-1A filed January 23, 1995. File Nos. 2-54929 and 811-2602).
(xxviii) Trust for U.S. Treasury Obligations; (Response is incorporated by reference to Post-Effective Amendment No. 27 on Form N-1A filed November 27, 1994. File Nos. 2-49591 and 811-2430).
(xxix) Virginia Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December
         29, 1993.  File Nos. 33-31259 and 811-5911).
(xxx) Liberty U.S. Government Money Market Trust and Liquid Cash; (Response is incorporated by reference to Post-Effective Amendment No 41 on
         Form N-1A filed on May 25,2000. File Nos. 33-31602 and 811-5950).
(xxxi) Liberty U.S. Government Money Market Trust (Response is incorporated by reference to Post-Effective Amendment No. 41 on Form N-1A filed on May 25,2000. File Nos. 33-31602 and 811-5950).
(xxxii) Liquid Cash Trust (Response is incorporated by reference to Post-Effective Amendment No. 41 on Form N-1A filed on May 25,2000. File Nos. 33-31602 and 811-5950).